UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:	USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code:	9800 FREDERICKSBURG ROAD
                                                        SAN ANTONIO, TX  78288

Name and address of agent for service:		   KRISTEN MILLAN
                                                   USAA MUTUAL FUNDS TRUST
                                                   9800 FREDERICKSBURG ROAD
                                                   SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   DECEMBER 31

Date of reporting period:  DECEMBER 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORTS FOR PERIOD ENDING DECEMBER 31, 2018


[LOGO OF USAA]
   USAA(R)

                                    [GRAPHIC OF USAA EXTENDED MARKET INDEX FUND]

================================================================================

    ANNUAL REPORT
    USAA EXTENDED MARKET INDEX FUND
    DECEMBER 31, 2018

================================================================================

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

================================================================================

PRESIDENT'S MESSAGE

"LONG-TERM INVESTORS SHOULD MAKE DECISIONS
BASED ON THEIR LONG-TERM OBJECTIVES, TIME HORIZON, [PHOTO OF BROOKS ENGLEHARDT] AND RISK TOLERANCE. THEY SHOULD NEVER MAKE HASTY
PORTFOLIO DECISIONS BASED ON MARKET TURMOIL."

--------------------------------------------------------------------------------

FEBRUARY 2019

Volatility returned to the financial markets in a big way during 2018. Ultimately, 2018 turned out to be one of the most volatile years since the 2008 financial crisis, with nearly all equity markets recording negative returns. The turmoil began in early February 2018 when a surge in U.S. inflation suggested that the Federal Reserve (Fed) might increase its pace of interest rate increases. Global stocks broadly declined in response. Although emerging-markets stocks continued to trend down, developed-markets equities generally rebounded, and in spite of ongoing volatility, global equities posted new gains into the summer and early fall 2018. Market conditions grew more challenging in October 2018, as investors became concerned that the U.S. economic expansion might be losing steam. In this environment, worries about continued Fed interest rate increases, the U.S.-China trade dispute, and corporate earnings weakness drove a worldwide sell-off, led by U.S. stocks, which continued through the end of 2018.

Investors, who traditionally seek safe haven in fixed income securities during volatile times, found little relief in bonds during 2018. For most of 2018, longer-term yields climbed (and bond prices fell), as the Fed maintained its commitment to raising short-term interest rates. The situation improved slightly in November and December 2018 due to changing market expectations about the pace of Fed interest rate increases during 2019. In December 2018, Fed policymakers altered their forecast, decreasing the number of their projected 2019 interest rate increases from three to two. By year end 2018, longer-term yields had dropped from their period highs, which suggested that investors thought that the Fed might raise interest rates a single time or even remain on hold throughout 2019. The yield on the bellwether 10-year U.S. Treasury note started in January 2018 at 2.46%, reached 3.24% -- its high of the reporting period -- on November 8, 2018, and ended December 2018 at 2.69%.

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

================================================================================

Of course, it is difficult to predict what the Fed will do in 2019 or what the economic data will look like. At USAA Investments, we believe the U.S. economy will continue expanding, though at a slower pace than in 2018. We see little chance of a recession in the next 12 months. As for stocks, we had said for some time that valuations were stretched. After the recent sell-off, valuations appear more reasonable. Market declines can present attractive opportunities to discerning investors; the new year may be a good time to add holdings that support your long-term investment plan.

In the coming months, shareholders can expect to hear a lot of media "noise" about the markets, Fed monetary policy, economic growth, and trade. The exaggerated language, such as that employed during the sell-off (the steep drop on December 24, 2018, and the historic one-day rally on December 26, 2018 are prime examples), are designed to provoke an emotional reaction. We believe that shareholders should focus on information that can provide the perspective they need to manage their investments. Long-term investors should make decisions based on their long-term objectives, time horizon, and risk tolerance. They should never make hasty portfolio decisions based on market turmoil. One way to avoid the temptation to time the market is dollar-cost averaging, which is the strategy of investing a set amount on a regular basis.

Diversification is another good investment strategy, that can potentially protect a portfolio from market turbulence or shifts in performance leadership. The primary goal of diversification, after all, is long-term risk management. If you are uneasy about market risk in general or you want to evaluate current portfolio risk, please call USAA to speak with an advisor. They can help you review your investment plan and make sure you are properly diversified.

At USAA Investments, we are committed to helping you meet your financial objectives. Rest assured we will continue to monitor the financial markets, economic conditions, Fed monetary policy, and shifts in interest rates, as well as other matters that could potentially affect your investments.

On behalf of everyone here, thank you for the opportunity to help you with your investment needs.

Sincerely,

/s/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

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

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY ON THE FUND                                               1

INVESTMENT OVERVIEW                                                            3

FINANCIAL INFORMATION

   Distributions to Shareholders                                               7

   Report of Independent Registered
     Public Accounting Firm                                                    8

   Portfolio of Investments                                                    9

   Notes to Portfolio of Investments                                          56

   Financial Statements                                                       58

   Notes to Financial Statements                                              62

   Financial Highlights                                                       77

EXPENSE EXAMPLE                                                               78

TRUSTEES' AND OFFICERS' INFORMATION                                           80

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2019, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

BNY Mellon Asset Management North America*
   KAREN Q. WONG, CFA
   RICHARD A. BROWN, CFA
   THOMAS J. DURANTE, CFA

--------------------------------------------------------------------------------

o   HOW DID THE USAA EXTENDED MARKET INDEX FUND (THE FUND) PERFORM?

    For the reporting period ended December 31, 2018, the Fund had a total return of -9.70% while the Dow Jones U.S. Completion Total Stock Market Index(SM) (the Benchmark Index) returned -9.57%.

o   DESCRIBE THE MARKET ENVIRONMENT DURING THE REPORTING PERIOD.

    U.S. equities posted their largest decline since 2008 and volatility rose as a host of concerns drove stocks lower late in 2018. After strong gains and low volatility in 2017, 2018 proved a more challenging environment for U.S. equities. After a solid start to the year, markets declined during the first week of February 2018 on the heels of a strong U.S. labor report, which posted higher-than-expected wage inflation. The news raised inflation fears and led investors in low-volatility strategies to unwind their positions, leading to a spike in the CBOE Volatility Index (VIX) and causing an approximate 10% decline in U.S. equities. Stocks regained their footing and trended higher on the back of strong U.S. economic data and robust earnings, with the Benchmark Index up 10.7% through the end of

    *Effective February 26, 2018, BNY Mellon Asset Management North America became a subadviser to the Fund.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    Refer to page 3 for benchmark definition.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    September 2018. U.S. GDP (gross domestic product) grew at an unrevised rate of 4.2%, the fastest since late 2014. Unemployment continued to fall while the number of new jobs expanded, underscoring labor shortage concerns, and consumer confidence reached an 18-year high. Beginning in October 2018, however, geopolitical and global growth concerns, a significant drop in oil prices, higher U.S. interest rates courtesy of the Federal Reserve, and slowing Chinese growth caused an increase in risk aversion, leading to steep losses during the fourth quarter of 2018. The Benchmark Index fell 18.3%, its largest quarterly loss since the third quarter of 2011. Energy was the worst performer among economic sectors following a steep drop in oil prices late in the year. The basic materials sector was another notable underperformer as trade rhetoric and falling commodity prices weighed on demand. Utilities was the best performer due to its safe-haven status and high dividend yield. Technology also finished positive as strong gains early in the year held up despite losses in the fourth quarter of 2018.

o   DESCRIBE RECENT PORTFOLIO ACTIVITY.

    Ongoing portfolio maintenance includes a strategic trading approach when rebalancing the portfolio due to benchmark changes such as corporate actions and/or index rebalances. Whenever index composition changes, portfolio managers work diligently to minimize the transaction costs and market impact by carefully evaluating the nature of the changes and the liquidity of the securities affected.

o   DESCRIBE PORTFOLIO POSITIONING AT THE END OF THE REPORTING PERIOD.

    The Fund is positioned to closely track the performance and overall characteristics of the Benchmark Index in a risk-controlled, cost-effective manner. Portfolio managers replicate a majority of the total capitalization of the Benchmark Index and sample from the remaining securities, which are selected to reflect the characteristics of the Benchmark Index.

================================================================================

2  | USAA EXTENDED MARKET INDEX FUND

================================================================================

INVESTMENT OVERVIEW

                  o AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/18 o

------------------------------------------------------------------------------------
                                             1 YEAR          5 YEAR          10 YEAR
------------------------------------------------------------------------------------
USAA Extended Market Index Fund              -9.70%           4.83%           13.09%
Dow Jones U.S. Completion
Total Stock Market Index*                    -9.57%           5.15%           13.53%

* Dow Jones U.S. Completion Total Stock Market Index, which is a market-capitalization weighted index of more than 3,000 U.S. equity securities. It measures the performance of all small- and mid-cap stocks regularly traded on the exchanges and the Nasdaq over-the-counter market. It includes all the stocks in the Dow Jones U.S. Total Stock Market Index except for stocks included in the S&P 500 Index.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  3

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                                    DOW JONES                            USAA
                                 U.S. COMPLETION                       EXTENDED
                                   TOTAL STOCK                          MARKET
                                   MARKET INDEX                       INDEX FUND
12/31/2008                         $10,000.00                         $10,000.00
 1/31/2009                           9,252.82                           9,230.00
 2/28/2009                           8,343.58                           8,327.00
 3/31/2009                           9,074.54                           9,044.00
 4/30/2009                          10,429.48                          10,398.00
 5/31/2009                          10,857.36                          10,823.00
 6/30/2009                          10,946.50                          10,903.00
 7/31/2009                          11,944.88                          11,886.00
 8/31/2009                          12,390.58                          12,337.00
 9/30/2009                          13,103.71                          13,041.00
10/31/2009                          12,390.58                          12,311.00
11/30/2009                          12,889.77                          12,802.00
12/31/2009                          13,745.52                          13,637.00
 1/31/2010                          13,406.79                          13,303.00
 2/28/2010                          14,066.43                          13,944.00
 3/31/2010                          15,100.46                          14,959.00
 4/30/2010                          15,813.59                          15,667.00
 5/31/2010                          14,619.10                          14,492.00
 6/30/2010                          13,602.90                          13,490.00
 7/31/2010                          14,547.79                          14,411.00
 8/31/2010                          13,745.52                          13,597.00
 9/30/2010                          15,296.57                          15,146.00
10/31/2010                          15,991.87                          15,814.00
11/30/2010                          16,473.23                          16,268.00
12/31/2010                          17,676.10                          17,470.00
 1/31/2011                          17,899.48                          17,677.00
 2/28/2011                          18,701.75                          18,466.00
 3/31/2011                          19,076.14                          18,839.00
 4/30/2011                          19,646.65                          19,379.00
 5/31/2011                          19,397.05                          19,130.00
 6/30/2011                          18,933.52                          18,673.00
 7/31/2011                          18,327.36                          18,078.00
 8/31/2011                          16,829.79                          16,598.00
 9/30/2011                          15,011.32                          14,814.00
10/31/2011                          17,115.05                          16,889.00
11/30/2011                          17,025.90                          16,778.00
12/31/2011                          17,008.08                          16,766.00
 1/31/2012                          18,291.70                          18,024.00
 2/29/2012                          19,040.49                          18,733.00
 3/31/2012                          19,468.36                          19,152.00
 4/30/2012                          19,325.74                          19,008.00
 5/31/2012                          17,970.80                          17,677.00
 6/30/2012                          18,541.30                          18,227.00
 7/31/2012                          18,416.50                          18,096.00
 8/31/2012                          19,058.32                          18,718.00
 9/30/2012                          19,521.85                          19,167.00
10/31/2012                          19,254.43                          18,907.00
11/30/2012                          19,539.68                          19,196.00
12/31/2012                          20,055.45                          19,694.00
 1/31/2013                          21,447.29                          21,053.00
 2/28/2013                          21,661.23                          21,245.00
 3/31/2013                          22,677.43                          22,235.00
 4/30/2013                          22,820.95                          22,368.00
 5/31/2013                          23,429.43                          22,944.00
 6/30/2013                          23,199.09                          22,708.00
 7/31/2013                          24,774.21                          24,230.00
 8/31/2013                          24,093.70                          23,550.00
 9/30/2013                          25,508.55                          24,924.00
10/31/2013                          26,248.06                          25,648.00
11/30/2013                          26,877.22                          26,268.00
12/31/2013                          27,686.62                          27,032.00
 1/31/2014                          27,186.54                          26,495.00
 2/28/2014                          28,674.83                          27,936.00
 3/31/2014                          28,467.67                          27,737.00
 4/30/2014                          27,735.11                          27,047.00
 5/31/2014                          28,153.18                          27,446.00
 6/30/2014                          29,404.18                          28,642.00
 7/31/2014                          28,098.80                          27,369.00
 8/31/2014                          29,490.47                          28,718.00
 9/30/2014                          27,993.80                          27,231.00
10/31/2014                          29,124.82                          28,335.00
11/30/2014                          29,511.86                          28,703.00
12/31/2014                          29,799.08                          28,973.00
 1/31/2015                          29,234.46                          28,411.00
 2/28/2015                          30,997.49                          30,115.00
 3/31/2015                          31,379.72                          30,469.00
 4/30/2015                          30,894.26                          29,986.00
 5/31/2015                          31,459.77                          30,517.00
 6/30/2015                          31,220.87                          30,292.00
 7/31/2015                          31,182.54                          30,211.00
 8/31/2015                          29,346.78                          28,443.00
 9/30/2015                          27,925.34                          27,044.00
10/31/2015                          29,462.12                          28,555.00
11/30/2015                          29,949.90                          29,022.00
12/31/2015                          28,780.20                          27,884.00
 1/31/2016                          26,237.36                          25,436.00
 2/29/2016                          26,355.57                          25,540.00
 3/31/2016                          28,510.28                          27,607.00
 4/30/2016                          28,989.50                          28,058.00
 5/31/2016                          29,505.98                          28,561.00
 6/30/2016                          29,462.48                          28,492.00
 7/31/2016                          31,046.51                          30,020.00
 8/31/2016                          31,283.35                          30,246.00
 9/30/2016                          31,562.95                          30,506.00
10/31/2016                          30,345.56                          29,325.00
11/30/2016                          32,721.89                          31,635.00
12/31/2016                          33,312.16                          32,200.00
 1/31/2017                          34,027.10                          32,868.00
 2/28/2017                          34,861.42                          33,667.00
 3/31/2017                          34,838.09                          33,630.00
 4/30/2017                          35,224.33                          34,001.00
 5/31/2017                          34,950.54                          33,741.00
 6/30/2017                          35,758.72                          34,502.00
 7/31/2017                          36,156.83                          34,874.00
 8/31/2017                          36,010.04                          34,725.00
 9/30/2017                          37,530.39                          36,192.00
10/31/2017                          38,056.76                          36,694.00
11/30/2017                          39,146.33                          37,734.00
12/31/2017                          39,348.75                          37,905.00
 1/31/2018                          40,666.64                          39,183.00
 2/28/2018                          39,124.01                          37,685.00
 3/31/2018                          39,396.27                          37,945.00
 4/30/2018                          39,489.43                          38,025.00
 5/31/2018                          41,374.29                          39,822.00
 6/30/2018                          41,734.96                          40,161.00
 7/31/2018                          42,407.66                          40,801.00
 8/31/2018                          44,317.42                          42,618.00
 9/30/2018                          43,543.27                          41,859.00
10/31/2018                          39,160.34                          37,645.00
11/30/2018                          39,880.38                          38,324.00
12/31/2018                          35,581.80                          34,227.00

                                [END CHART]

                  Data from 12/31/08 to 12/31/18.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Extended Market Index Fund to the benchmark listed above (see page 3 for benchmark definition).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.

The Dow Jones U.S. Completion Total Stock Market Index is a subset of the Dow Jones U.S. Total Stock Market Index that excludes components of the S&P 500 Index. The Dow Jones U.S. Total Stock Market Index is an all-inclusive measure composed of all U.S. equity securities with readily available prices. This broad index is divided according to stock-size segment, style, and sector to create distinct sub-indexes that track every major segment of the market.

================================================================================

4  | USAA EXTENDED MARKET INDEX FUND

================================================================================

Dow Jones U.S. Completion Total Stock Market Index is a service mark of Dow Jones & Company, Inc. Dow Jones does not have any relationship to the Fund other than the licensing and sublicensing of the Dow Jones U.S. Completion Total Stock Market Index and its service marks for use in connection with the Fund. o Dow Jones does not sponsor, endorse, sell, or promote the Fund; recommend that any person invest in the Fund or any other securities; have any responsibility or liability for or make any decisions about the timing, amount, or pricing of the Fund; have any responsibility or liability for the administration, management, or marketing of the Fund; consider the needs of the Fund or the owners of the Fund in determining, composing, or calculating the Dow Jones U.S. Completion Total Stock Market Index, or have any obligation to do so.

Dow Jones will have no liability in connection with the Fund. Specifically, Dow Jones makes no warranty, express or implied, and Dow Jones disclaims any warranty about: the results to be obtained by the Fund, the owner of the Fund, or any other person in connection with the use of the Dow Jones U.S. Completion Total Stock Market Index and the data included in the Dow Jones U.S. Completion Total Stock Market Index; the accuracy or completeness of the Dow Jones U.S. Completion Total Stock Market Index and any related data; the merchantability and the fitness for a particular purpose or use of the Dow Jones U.S. Completion Total Stock Market Index and/or its related data; Dow Jones will have no liability for any errors, omissions, or interruptions in the Dow Jones U.S. Completion Total Stock Market Index or related data; under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special, or consequential damages or losses, even if Dow Jones knows that they might occur.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                        o TOP 10 HOLDINGS* - 12/31/18 o
                               (% of Net Assets)

Tesla, Inc. ............................................................... 1.1%
ServiceNow, Inc. .......................................................... 0.8%
Workday, Inc. "A" ......................................................... 0.5%
Worldpay, Inc. "A" ........................................................ 0.5%
T-Mobile US, Inc. ......................................................... 0.5%
Las Vegas Sands Corp. ..................................................... 0.4%
Palo Alto Networks, Inc. .................................................. 0.4%
Square, Inc. "A" .......................................................... 0.4%
BioMarin Pharmaceutical, Inc. ............................................. 0.4%
Splunk, Inc. .............................................................. 0.4%

                        o SECTOR ALLOCATION* - 12/31/18 o
                               (% of Net Assets)

                        [PIE CHART OF SECTOR ALLOCATION]

FINANCIAL                                                                  24.9%
CONSUMER, NON-CYCLICAL                                                     19.1%
CONSUMER, CYCLICAL                                                         12.8%
INDUSTRIAL                                                                 12.7%
TECHNOLOGY                                                                 11.4%
COMMUNICATIONS                                                              8.3%
ENERGY                                                                      3.6%
BASIC MATERIALS                                                             3.2%
UTILITIES                                                                   3.1%

                                   [END CHART]

*Does not include futures, money market instruments and short-term investments purchased with cash collateral from securities loaned.

Refer to the Portfolio of Investments for a complete list of securities.

Percentages are of the net assets of the Fund and may not equal 100%.

The Portfolio of Investments uses the Bloomberg Industry Classification System (BICS), which may differ from the Fund's compliance classification.

================================================================================

6  | USAA EXTENDED MARKET INDEX FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2018:

  DIVIDEND RECEIVED              QUALIFIED DIVIDEND             LONG-TERM             QUALIFIED
DEDUCTION (CORPORATE           INCOME (NON-CORPORATE           CAPITAL GAIN            INTEREST
  SHAREHOLDERS)(1)                SHAREHOLDERS)(1)            DISTRIBUTIONS(2)          INCOME
-----------------------------------------------------------------------------------------------
      96.29%                          92.14%                    $33,214,000             $68,000
-----------------------------------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2)Pursuant to Section 852 of the Internal Revenue Code.

================================================================================

                                              DISTRIBUTIONS TO SHAREHOLDERS |  7

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF USAA EXTENDED MARKET INDEX
FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Extended Market Index Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
February 22, 2019

================================================================================

8  | USAA EXTENDED MARKET INDEX FUND

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2018

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
EQUITY SECURITIES (99.1%)

COMMON STOCKS (99.1%)

BASIC MATERIALS (3.2%)
---------------------
CHEMICALS (2.0%)
      4,402   A Schulman, Inc.(a),(b),(i)                                                       $      -
      4,429   Aceto Corp.                                                                              4
      4,587   AdvanSix, Inc.(c)                                                                      112
      3,270   AgroFresh Solutions, Inc.(c)                                                            12
      3,882   American Vanguard Corp.                                                                 59
      9,543   Ashland Global Holdings, Inc.                                                          677
     32,819   Axalta Coating Systems Ltd.(c)                                                         769
      4,848   Balchem Corp.                                                                          380
      9,440   Cabot Corp.                                                                            405
     27,101   Chemours Co.                                                                           765
      6,641   Codexis, Inc.(c)                                                                       111
     13,135   Ferro Corp.(c)                                                                         206
     10,983   GCP Applied Technologies, Inc.(c)                                                      270
      1,620   Hawkins, Inc.                                                                           66
      7,981   HB Fuller Co.                                                                          340
     32,571   Huntsman Corp.                                                                         628
      6,519   Ingevity Corp.(c)                                                                      545
      3,017   Innophos Holdings, Inc.                                                                 74
      4,011   Innospec, Inc.                                                                         248
     18,112   Intrepid Potash, Inc.(c)                                                                47
      3,456   Koppers Holdings, Inc.(c)                                                               59
      4,717   Kraton Corp.(c)                                                                        103
      3,366   Kronos Worldwide, Inc.                                                                  39
      4,881   Landec Corp.(c)                                                                         58
      5,478   Minerals Technologies, Inc.                                                            281
      1,371   NewMarket Corp.                                                                        565
        699   Northern Technologies International Corp.                                               21
      1,129   Oil-Dri Corp. of America                                                                30
     25,949   Olin Corp.                                                                             522
      6,506   OMNOVA Solutions, Inc.(c)                                                               48
     37,822   Platform Specialty Products Corp.(c)                                                   391
     12,483   PolyOne Corp.                                                                          357
      6,072   PQ Group Holdings, Inc.(c)                                                              90
      2,000   Quaker Chemical Corp.                                                                  355
      7,822   Rayonier Advanced Materials, Inc.                                                       83
      2,822   Rogers Corp.(c)                                                                        279
     20,752   RPM International, Inc.                                                              1,220
      6,656   Sensient Technologies Corp.                                                            372
      3,374   Stepan Co.                                                                             250
     15,474   Tronox Ltd. "A"                                                                        120
     17,535   Univar, Inc.(c)                                                                        311
      6,929   Valhi, Inc.                                                                             13
     29,281   Valvoline, Inc.                                                                        567
      7,386   Venator Materials plc(c)                                                                31
     17,213   Versum Materials, Inc.                                                                 477
      5,649   Westlake Chemical Corp.                                                                374
     10,306   WR Grace & Co.                                                                         669
                                                                                                --------
                                                                                                  13,403
                                                                                                --------
FOREST PRODUCTS & PAPER (0.2%)
      2,534   Clearwater Paper Corp.(c)                                                               62
      9,442   Domtar Corp.                                                                           332
      6,229   Mercer International, Inc.                                                              65
      2,503   Neenah, Inc.                                                                           147
      1,530   Orchids Paper Products Co.(c)                                                            1
      6,319   PH Glatfelter Co.                                                                       62
     12,838   Resolute Forest Products, Inc.                                                         102
      4,407   Schweitzer-Mauduit International, Inc.                                                 110
      5,490   Verso Corp. "A"(c)                                                                     123
                                                                                                --------
                                                                                                   1,004
                                                                                                --------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  9

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
IRON/STEEL (0.6%)
     48,143   AK Steel Holding Corp.(c)                                                         $    108
     19,439   Allegheny Technologies, Inc.(c)                                                        423
      7,069   Carpenter Technology Corp.                                                             252
     45,149   Cleveland-Cliffs, Inc.(c)                                                              347
     17,547   Commercial Metals Co.                                                                  281
      2,787   Friedman Industries, Inc.                                                               20
     11,267   Reliance Steel & Aluminum Co.                                                          802
      2,400   Ryerson Holding Corp.(c)                                                                15
      4,015   Schnitzer Steel Industries, Inc. "A"                                                    87
     35,952   Steel Dynamics, Inc.                                                                 1,080
     27,323   United States Steel Corp.                                                              498
      1,302   Universal Stainless & Alloy Products, Inc.(c)                                           21
                                                                                                --------
                                                                                                   3,934
                                                                                                --------
MINING (0.4%)
     29,525   Alcoa Corp.(c)                                                                         785
      7,937   Century Aluminum Co.(c)                                                                 58
     28,493   Coeur Mining, Inc.(c)                                                                  127
      5,446   Compass Minerals International, Inc.                                                   227
      4,745   Covia Holdings Corp.(c),(d)                                                             16
     21,436   General Moly, Inc.(c)                                                                    5
      8,706   Gold Resource Corp.                                                                     35
      9,302   Golden Minerals Co.(c)                                                                   2
     69,254   Hecla Mining Co.                                                                       163
      2,556   Kaiser Aluminum Corp.                                                                  228
      1,658   Livent Corp.(c),(d)                                                                     23
      3,097   Materion Corp.                                                                         139
     36,703   McEwen Mining, Inc.                                                                     67
      5,475   Pershing Gold Corp.(c)                                                                   6
     10,083   Royal Gold, Inc.                                                                       864
     15,315   Solitario Zinc Corp.(c)                                                                  4
        311   United States Lime &  Minerals, Inc.                                                    22
     19,733   Uranium Energy Corp.(c)                                                                 25
                                                                                                --------
                                                                                                   2,796
                                                                                                --------
              Total Basic Materials                                                               21,137
                                                                                                --------

COMMUNICATIONS (8.3%)
---------------------
ADVERTISING (0.1%)
      1,148   Boston Omaha Corp. "A"(c)                                                               27
      5,624   Clear Channel Outdoor Holdings, Inc. "A"                                                29
      4,661   Fluent, Inc.(c)                                                                         17
        674   Harte-Hanks, Inc.(c)                                                                     1
      5,246   Marchex, Inc. "B"                                                                       14
     11,904   Quotient Technology, Inc.(c)                                                           127
      5,494   Trade Desk, Inc. "A"(c)                                                                638
                                                                                                --------
                                                                                                     853
                                                                                                --------
INTERNET (3.6%)
      5,670   1-800-Flowers.com, Inc. "A"(c)                                                          69
      8,054   ANGI Homeservices, Inc. "A"(c)                                                         129
      2,014   AutoWeb, Inc.(c)                                                                         6
      1,147   Bandwidth, Inc. "A"(c)                                                                  47
      6,907   Boingo Wireless, Inc.(c)                                                               142
      2,500   Cardlytics, Inc.(c)                                                                     27
      5,206   Cargurus, Inc.(c)                                                                      176
      9,876   Cars.com, Inc.(c)                                                                      212
     23,033   CDW Corp.                                                                            1,867
      4,783   ChannelAdvisor Corp.(c)                                                                 54
      6,834   Cogent Communications Holdings, Inc.                                                   309
      5,921   comScore, Inc.(c)                                                                       85
      8,680   DHI Group, Inc.(c)                                                                      13
     12,628   Endurance International Group Holdings, Inc.(c)                                         84
      2,204   ePlus, Inc.(c)                                                                         157
     18,875   Etsy, Inc.(c)                                                                          898
      1,200   Eventbrite, Inc. "A"(c)                                                                 33
         65   EverQuote, Inc. "A"(c)                                                                   -
      7,906   EVINE Live, Inc.(c)                                                                      3
     31,316   FireEye, Inc.(c)                                                                       508
        300   Frontline Capital Group(a),(b),(i)                                                       -
      3,190   FTD Companies, Inc.(c)                                                                   5
     25,444   GoDaddy, Inc. "A"(c)                                                                 1,670

================================================================================

10  | USAA EXTENDED MARKET INDEX FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     60,701   Groupon, Inc.(c)                                                                  $    194
     14,006   GrubHub, Inc.(c)                                                                     1,076
      3,976   HealthStream, Inc.                                                                      96
     12,155   IAC/InterActiveCorp(c)                                                               2,225
      5,073   Imperva, Inc.(c)                                                                       282
      2,303   Internap Corp.(c)                                                                       10
      2,026   Lands' End, Inc.(c)                                                                     29
      4,096   Leaf Group Ltd.(c)                                                                      28
      8,378   Liberty Expedia Holdings, Inc. "A"(c)                                                  328
     18,696   Limelight Networks, Inc.(c)                                                             44
      4,477   Liquidity Services, Inc.(c)                                                             28
      8,004   Match Group, Inc.                                                                      342
     13,832   Meet Group, Inc.(c)                                                                     64
      9,733   New Media Investment Group, Inc.                                                       113
      9,602   NIC, Inc.                                                                              120
     11,563   Okta, Inc.(c)                                                                          738
      2,766   Overstock.com, Inc.(c),(d)                                                              38
     14,419   Palo Alto Networks, Inc.(c)                                                          2,716
     41,845   Pandora Media, Inc.(c)                                                                 338
      4,538   PC-Tel, Inc.                                                                            19
      5,910   Perficient, Inc.(c)                                                                    132
      8,674   Proofpoint, Inc.(c)                                                                    727
      5,319   Q2 Holdings, Inc.(c)                                                                   263
      7,566   QuinStreet, Inc.(c)                                                                    123
      5,145   RealNetworks, Inc.(c)                                                                   12
     10,925   RingCentral, Inc. "A"(c)                                                               901
      6,574   Rubicon Project, Inc.(c)                                                                24
      5,172   Shutterfly, Inc.(c)                                                                    208
      2,987   Shutterstock, Inc.                                                                     108
    106,320   Snap, Inc. "A"(c),(d)                                                                  586
      2,538   Stamps.com, Inc.(c)                                                                    395
      4,310   Stitch Fix, Inc. "A"(c),(d)                                                             74
      5,782   Support.com, Inc.(c)                                                                    14
      2,802   TechTarget, Inc.(c)                                                                     34
     16,585   TheStreet, Inc.(c)                                                                      34
      2,100   Travelzoo(c)                                                                            21
     11,249   TrueCar, Inc.(c)                                                                       102
     12,540   Twilio, Inc. "A"(c)                                                                  1,120
      3,527   U.S. Auto Parts Network, Inc.(c)                                                         3
      4,672   Upwork, Inc.(c),(d)                                                                     85
      6,877   VirnetX Holding Corp.(c)                                                                16
      9,416   Wayfair, Inc. "A"(c)                                                                   848
     11,606   Yelp, Inc.(c)                                                                          406
     16,226   Zendesk, Inc.(c)                                                                       947
      7,314   Zillow Group, Inc. "A"(c)                                                              230
     17,623   Zillow Group, Inc. "C"(c)                                                              556
     10,588   Zix Corp.(c)                                                                            61
      1,974   Zscaler, Inc.(c)                                                                        77
                                                                                                --------
                                                                                                  23,429
                                                                                                --------
MEDIA (2.4%)
      3,599   AH Belo Corp. "A"                                                                       12
     18,031   Altice USA, Inc. "A"                                                                   298
      6,974   AMC Networks, Inc. "A"(c)                                                              383
      2,692   Beasley Broadcast Group, Inc. "A"                                                       10
        747   Cable One, Inc.                                                                        613
     16,001   Central European Media Enterprises Ltd. "A"(c)                                          44
      2,653   Emmis Communications Corp. "A"(c)                                                        8
     21,239   Entercom Communications Corp. "A"                                                      121
     10,513   Entravision Communications Corp. "A"                                                    31
      8,572   EW Scripps Co. "A"                                                                     135
      5,877   FactSet Research Systems, Inc.                                                       1,176
     17,822   Gannett Co., Inc.                                                                      152
      7,875   Global Eagle Entertainment, Inc.(c)                                                     18
     11,894   Gray Television, Inc.(c)                                                               175
      2,349   Hemisphere Media Group, Inc.(c)                                                         29
     15,421   Houghton Mifflin Harcourt Co.(c)                                                       137
      7,025   John Wiley & Sons, Inc. "A"                                                            330
      8,464   Lee Enterprises, Inc.(c)                                                                18
      4,166   Liberty Broadband Corp. "A"(c)                                                         299

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     23,564   Liberty Broadband Corp. "C"(c)                                                    $  1,697
     31,738   Liberty Global plc "A"(c)                                                              677
     90,657   Liberty Global plc "C"(c)                                                            1,871
      1,620   Liberty Media Corp-Liberty Braves "A"(c)                                                40
      4,323   Liberty Media Corp-Liberty Braves "C"(c)                                               108
      3,415   Liberty Media Corp-Liberty Formula One "A"(c)                                          101
     31,342   Liberty Media Corp-Liberty Formula One "C"(c)                                          962
     13,183   Liberty Media Corp-Liberty SiriusXM "A"(c)                                             485
     25,087   Liberty Media Corp-Liberty SiriusXM "C"(c)                                             928
      1,090   McClatchy Co. "A"(c)                                                                     8
      5,876   Meredith Corp.                                                                         305
      9,903   MSG Networks, Inc. "A"(c)                                                              233
     22,555   New York Times Co. "A"                                                                 503
      7,209   Nexstar Media Group, Inc. "A"                                                          567
      1,046   Saga Communications, Inc. "A"                                                           35
      4,495   Scholastic Corp.                                                                       181
     10,105   Sinclair Broadcast Group, Inc. "A"                                                     266
    200,342   Sirius XM Holdings, Inc.(d)                                                          1,144
     33,291   TEGNA, Inc.                                                                            362
     12,078   Tribune Media Co. "A"                                                                  548
      3,616   Tribune Publishing Co.(c)                                                               41
        906   Value Line, Inc.                                                                        24
      2,718   WideOpenWest, Inc.(c)                                                                   19
      6,514   World Wrestling Entertainment, Inc. "A"                                                487
                                                                                                --------
                                                                                                  15,581
                                                                                                --------
TELECOMMUNICATIONS (2.2%)
     14,330   8x8, Inc.(c)                                                                           259
      6,913   A10 Networks, Inc.(c)                                                                   43
      4,165   Acacia Communications, Inc.(c)                                                         158
      7,492   ADTRAN, Inc.                                                                            80
      3,106   Aerohive Networks, Inc.(c)                                                              10
     26,005   ARRIS International plc(c)                                                             795
      1,577   ATN International, Inc.                                                                113
      2,668   Black Box Corp.(c)                                                                       3
      5,908   CalAmp Corp.(c)                                                                         77
      7,426   Calix, Inc.(c)                                                                          72
      4,292   Casa Systems, Inc.(c)                                                                   56
     22,176   Ciena Corp.(c)                                                                         752
      7,646   Cincinnati Bell, Inc.(c)                                                                59
      2,370   Clearfield, Inc.(c)                                                                     23
     29,803   CommScope Holding Co., Inc.(c)                                                         488
      9,996   Consolidated Communications Holdings, Inc.                                              99
      7,895   EchoStar Corp. "A"(c)                                                                  290
      1,784   ExOne Co.(c)                                                                            12
     18,940   Extreme Networks, Inc.(c)                                                              116
     17,636   Finisar Corp.(c)                                                                       381
     12,098   Frontier Communications Corp.(d)                                                        29
     15,296   GCI Liberty, Inc. "A"(c)                                                               630
     62,873   Globalstar, Inc.(c)                                                                     40
      8,869   Gogo, Inc.(c),(d)                                                                       27
      5,160   GTT Communications, Inc.(c),(d)                                                        122
     12,042   Harmonic, Inc.(c),(d)                                                                   57
      4,461   HC2 Holdings, Inc.(c)                                                                   12

================================================================================

12  | USAA EXTENDED MARKET INDEX FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------

      3,541   ID Systems, Inc.(c)                                                               $     20
      2,972   IDT Corp. "B"                                                                           18
     22,378   Infinera Corp.(c)                                                                       89
      5,491   InterDigital, Inc.                                                                     365
     14,263   Iridium Communications, Inc.(c)                                                        263
      2,945   KVH Industries, Inc.(c)                                                                 30
      9,095   Lantronix, Inc.(c)                                                                      27
      6,706   Liberty Latin America Ltd. "A"(c)                                                       97
     19,616   Liberty Latin America Ltd. "C"(c)                                                      286
      6,052   LightPath Technologies, Inc. "A"(c)                                                      9
      8,216   LogMeIn, Inc.                                                                          670
      1,784   Loral Space & Communications, Inc.(c)                                                   66
      1,290   Neonode, Inc.(c)                                                                         2
      4,903   NeoPhotonics Corp.(c)                                                                   32
      5,225   NETGEAR, Inc.(c)                                                                       272
     14,857   NII Holdings, Inc.(c)                                                                   66
      2,194   Ooma, Inc.(c)                                                                           30
      1,750   Optical Cable Corp.(c)                                                                   7
     12,823   ORBCOMM, Inc.(c)                                                                       106
      1,832   pdvWireless, Inc.(c)                                                                    68
      5,004   Plantronics, Inc.                                                                      166
        368   Preformed Line Products Co.                                                             20
      3,665   Quantenna Communications, Inc.(c)                                                       53
      8,411   Ribbon Communications, Inc.(c)                                                          41
      2,435   RigNet, Inc.(c)                                                                         31
      7,479   Shenandoah Telecommunications Co.                                                      331
      3,740   Spok Holdings, Inc.                                                                     50
     87,955   Sprint Corp.(c)                                                                        512
      5,146   Switch, Inc. "A"                                                                        36
     14,139   Telephone & Data Systems, Inc.                                                         460
     48,356   T-Mobile US, Inc.(c)                                                                 3,076
      3,082   Ubiquiti Networks, Inc.(d)                                                             306
      2,316   United States Cellular Corp.(c)                                                        120
      8,405   ViaSat, Inc.(c),(d)                                                                    495
     36,093   Viavi Solutions, Inc.(c)                                                               363
     33,009   Vonage Holdings Corp.(c)                                                               288
      5,747   Windstream Holdings, Inc.(c)                                                            12
     32,216   Zayo Group Holdings, Inc.(c)                                                           736
                                                                                                --------
                                                                                                  14,422
                                                                                                --------
              Total Communications                                                                54,285
                                                                                                --------
CONSUMER, CYCLICAL (12.8%)
--------------------------
AIRLINES (0.3%)
      1,928   Allegiant Travel Co.                                                                   193
      7,486   Hawaiian Holdings, Inc.                                                                198
     47,941   JetBlue Airways Corp.(c)                                                               770
      1,617   Mesa Air Group, Inc.(c)                                                                 12
      7,987   SkyWest, Inc.                                                                          355
     10,544   Spirit Airlines, Inc.(c)                                                               611
                                                                                                --------
                                                                                                   2,139
                                                                                                --------
APPAREL (0.5%)
      7,121   Carter's, Inc.                                                                         581
      1,956   Cherokee, Inc.(c)                                                                        1
      4,496   Columbia Sportswear Co.                                                                378
      9,445   Crocs, Inc.(c)                                                                         245
      4,611   Deckers Outdoor Corp.(c)                                                               590
      9,546   Iconix Brand Group, Inc.(c)                                                              1
      2,101   Lakeland Industries, Inc.(c)                                                            22
      2,562   Oxford Industries, Inc.                                                                182
      1,306   Rocky Brands, Inc.                                                                      34
      7,426   Sequential Brands Group, Inc.(c)                                                         6
     20,773   Skechers U.S.A., Inc. "A"(c)                                                           475
     12,742   Steven Madden Ltd.                                                                     386
      1,222   Superior Group of Companies, Inc.                                                       21
      2,485   Unifi, Inc.(c)                                                                          57
        298   Vince Holding Corp.(c)                                                                   3

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
      1,357   Weyco Group, Inc.                                                                 $     40
     15,101   Wolverine World Wide, Inc.                                                             482
                                                                                                --------
                                                                                                   3,504
                                                                                                --------
AUTO MANUFACTURERS (1.1%)
      1,291   Blue Bird Corp.(c)                                                                      23
      9,906   Navistar International Corp.(c)                                                        257
      4,260   REV Group, Inc.                                                                         32
     21,046   Tesla, Inc.(c)                                                                       7,004
      8,229   Wabash National Corp.                                                                  108
                                                                                                --------
                                                                                                   7,424
                                                                                                --------
AUTO PARTS & EQUIPMENT (1.2%)
     13,361   Adient plc                                                                             201
     18,482   Allison Transmission Holdings, Inc.                                                    812
     10,104   Altra Industrial Motion Corp.                                                          254
     15,871   American Axle & Manufacturing Holdings, Inc.(c)                                        176
     13,503   Autoliv, Inc.                                                                          948
      5,294   Commercial Vehicle Group, Inc.(c)                                                       30
      8,072   Cooper Tire & Rubber Co.                                                               261
      2,562   Cooper-Standard Holdings, Inc.(c)                                                      159
     21,805   Dana, Inc.                                                                             297
     13,755   Delphi Technologies plc                                                                197
      3,445   Douglas Dynamics, Inc.                                                                 124
     12,741   Garrett Motion, Inc.(c)                                                                157
      5,458   Gentherm, Inc.(c)                                                                      218
      3,297   Horizon Global Corp.(c)                                                                  5
      4,507   Jason Industries, Inc.(c)                                                                6
     10,030   Lear Corp.                                                                           1,232
     12,876   Meritor, Inc.(c)                                                                       218
      5,654   Methode Electronics, Inc.                                                              132
      2,019   Miller Industries, Inc.                                                                 55
      7,896   Modine Manufacturing Co.(c)                                                             85
      2,943   Motorcar Parts of America, Inc.(c)                                                      49
      5,545   Spartan Motors, Inc.                                                                    40
      2,952   Standard Motor Products, Inc.                                                          143
      3,414   Superior Industries International, Inc.                                                 17
      7,895   Tenneco, Inc. "A"                                                                      216
      6,931   Titan International, Inc.                                                               32
      3,363   Tower International, Inc.                                                               80
     13,503   Veoneer, Inc.(c),(d)                                                                   318
      4,477   Visteon Corp.(c)                                                                       270
      8,211   WABCO Holdings, Inc.(c)                                                                882
                                                                                                --------
                                                                                                   7,614
                                                                                                --------
DISTRIBUTION/WHOLESALE (1.0%)
      4,284   Anixter International, Inc.(c)                                                         233
      1,431   BlueLinx Holdings, Inc.(c)                                                              35
      7,129   Core-Mark Holding Co., Inc.                                                            166
      4,690   Dorman Products, Inc.(c)                                                               422
      5,328   Essendant, Inc.                                                                         67
      1,704   EVI Industries, Inc.(d)                                                                 57
      6,527   Fossil Group, Inc.(c)                                                                  103
      6,412   G-III Apparel Group Ltd.(c)                                                            179
      4,783   H&E Equipment Services, Inc.                                                            98
     28,547   HD Supply Holdings, Inc.(c)                                                          1,071
      3,110   Houston Wire & Cable Co.(c)                                                             16
     20,902   KAR Auction Services, Inc.                                                             997
      9,162   Nexeo Solutions, Inc.(c)                                                                79
      6,188   Pool Corp.                                                                             920
      3,608   ScanSource, Inc.(c)                                                                    124
      6,301   SiteOne Landscape Supply, Inc.(c)                                                      348
      1,844   Systemax, Inc.                                                                          44
      2,671   Titan Machinery, Inc.(c)                                                                35

================================================================================

14  | USAA EXTENDED MARKET INDEX FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------

      8,181   Triton International Ltd.                                                         $    254
      2,308   Veritiv Corp.(c)                                                                        57
      4,931   Watsco, Inc.                                                                           686
      7,166   WESCO International, Inc.(c)                                                           344
                                                                                                --------
                                                                                                   6,335
                                                                                                --------
ENTERTAINMENT (1.1%)
      9,009   AMC Entertainment Holdings, Inc. "A"                                                   111
      1,799   Churchill Downs, Inc.                                                                  439
     16,653   Cinemark Holdings, Inc.                                                                596
      6,916   Dover Downs Gaming & Entertainment, Inc.(c),(d)                                         19
      1,592   Dover Motorsports, Inc.                                                                  3
      9,671   Eldorado Resorts, Inc.(c)                                                              350
        827   Empire Resorts, Inc.(c)                                                                  8
      1,026   Gaming Partners International Corp.                                                     13
      4,602   Golden Entertainment, Inc.(c),(d)                                                       74
      3,864   International Speedway Corp. "A"                                                       169
      8,480   Lions Gate Entertainment Corp. "A"                                                     136
     17,152   Lions Gate Entertainment Corp. "B"                                                     255
     20,776   Live Nation Entertainment, Inc.(c)                                                   1,023
      2,679   Madison Square Garden Co. "A"(c)                                                       717
      6,269   Marriott Vacations Worldwide Corp.                                                     442
      2,088   Monarch Casino & Resort, Inc.(c)                                                        80
      9,730   National CineMedia, Inc.                                                                63
     16,556   Penn National Gaming, Inc.(c)                                                          312
      1,637   RCI Hospitality Holdings, Inc.                                                          37
      2,601   Reading International, Inc. "A"(c)                                                      38
     10,925   Red Rock Resorts, Inc. "A"                                                             222
      8,615   Scientific Games Corp. "A"(c)                                                          154
      9,937   SeaWorld Entertainment, Inc.(c)                                                        219
     10,995   Six Flags Entertainment Corp.                                                          612
      1,762   Speedway Motorsports, Inc.                                                              29
      6,374   Vail Resorts, Inc.                                                                   1,344
                                                                                                --------
                                                                                                   7,465
                                                                                                --------
FOOD SERVICE (0.2%)
     38,126   Aramark                                                                              1,105
                                                                                                --------
HOME BUILDERS (0.7%)
      5,712   Beazer Homes USA, Inc.(c)                                                               54
      1,393   Cavco Industries, Inc.(c)                                                              182
      3,342   Century Communities, Inc.(c)                                                            58
      1,729   Comstock Holding Companies, Inc.(c)                                                      3
      3,198   Green Brick Partners, Inc.(c)                                                           23
     21,351   Hovnanian Enterprises, Inc. "A"(c)                                                      15
      3,192   Installed Building Products, Inc.(c)                                                   108
     13,368   KB Home                                                                                255
      3,780   LCI Industries                                                                         252
      2,808   LGI Homes, Inc.(c),(d)                                                                 127
      4,013   M/I Homes, Inc.(c)                                                                      84
      6,411   MDC Holdings, Inc.                                                                     180
      5,844   Meritage Homes Corp.(c)                                                                215
      2,131   New Home Co., Inc.(c)                                                                   11
        515   NVR, Inc.(c)                                                                         1,255
      5,097   Skyline Champion Corp.                                                                  75
     17,164   Taylor Morrison Home Corp. "A"(c)                                                      273
      7,641   Thor Industries, Inc.                                                                  397

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                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------

     20,822   Toll Brothers, Inc.                                                               $    686
     23,803   TRI Pointe Group, Inc.(c)                                                              260
      4,111   William Lyon Homes "A"(c)                                                               44
      4,162   Winnebago Industries, Inc.                                                             101
                                                                                                --------
                                                                                                   4,658
                                                                                                --------
HOME FURNISHINGS (0.3%)
      6,043   Daktronics, Inc.                                                                        45
     10,013   Dolby Laboratories, Inc. "A"                                                           619
      3,943   Ethan Allen Interiors, Inc.                                                             69
      1,215   Flexsteel Industries, Inc.                                                              27
      1,598   Hamilton Beach Brands Holding Co. "A"                                                   38
      1,876   Hooker Furniture Corp.                                                                  49
      4,266   iRobot Corp.(c)                                                                        357
      8,316   Roku, Inc.(c)                                                                          255
      5,494   Sleep Number Corp.(c)                                                                  174
      3,668   Sonos, Inc.(c),(d)                                                                      36
      7,002   Tempur Sealy International, Inc.(c)                                                    290
      2,235   Universal Electronics, Inc.(c)                                                          57
      4,073   VOXX International Corp.(c)                                                             16
                                                                                                --------
                                                                                                   2,032
                                                                                                --------
HOUSEWARES (0.2%)
      3,627   Libbey, Inc.                                                                            14
      2,050   Lifetime Brands, Inc.                                                                   21
      5,841   Scotts Miracle-Gro Co.                                                                 359
     16,110   Toro Co.                                                                               900
      7,915   Tupperware Brands Corp.                                                                250
                                                                                                --------
                                                                                                   1,544
                                                                                                --------
LEISURE TIME (0.5%)
      5,197   Acushnet Holdings Corp.                                                                109
     13,583   Brunswick Corp.                                                                        631
     13,645   Callaway Golf Co.                                                                      209
      4,597   Camping World Holdings, Inc. "A"                                                        53
      4,738   Clarus Corp.                                                                            48
     11,272   Drive Shack, Inc.(c)                                                                    44
      2,070   Escalade, Inc.                                                                          24
      6,148   Fox Factory Holding Corp.(c)                                                           362
        710   Johnson Outdoors, Inc. "A"                                                              42
     10,940   Liberty TripAdvisor Holdings, Inc. "A"(c)                                              174
      3,668   Lindblad Expeditions Holdings, Inc.(c)                                                  49
      3,744   Malibu Boats, Inc. "A"(c)                                                              130
      1,493   Marine Products Corp.                                                                   25
      2,500   MasterCraft Boat Holdings, Inc.(c)                                                      47
      4,821   Nautilus, Inc.(c)                                                                       53
     13,512   Planet Fitness, Inc. "A"(c)                                                            724
      9,151   Polaris Industries, Inc.                                                               702
      5,154   Town Sports International Holdings, Inc.(c)                                             33
      9,083   Vista Outdoor, Inc.(c)                                                                 103
         67   YETI Holdings, Inc.(c)                                                                   1
                                                                                                --------
                                                                                                   3,563
                                                                                                --------
LODGING (1.2%)
     10,905   BBX Capital Corp.                                                                       63
     12,742   Belmond Ltd. "A"(c)                                                                    319
     12,688   Boyd Gaming Corp.                                                                      264
     92,702   Caesars Entertainment Corp.(c),(d)                                                     629
      6,355   Century Casinos, Inc.(c)                                                                47
      5,449   Choice Hotels International, Inc.                                                      390
     30,077   Extended Stay America, Inc.                                                            466
      8,160   Full House Resorts, Inc.(c)                                                             16
     15,509   Hilton Grand Vacations, Inc.(c)                                                        409
      6,658   Hyatt Hotels Corp. "A"                                                                 450
     57,136   Las Vegas Sands Corp.                                                                2,974
      3,067   Marcus Corp.                                                                           121
      8,176   Playa Hotels & Resorts N.V.(c)                                                          59

================================================================================

16  | USAA EXTENDED MARKET INDEX FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------

      5,052   Red Lion Hotels Corp.(c)                                                          $     41
     10,898   St Joe Co.(c)                                                                          144
     15,453   Wyndham Destinations, Inc.                                                             554
     15,453   Wyndham Hotels & Resorts, Inc.                                                         701
                                                                                                --------
                                                                                                   7,647
                                                                                                --------
OFFICE FURNISHINGS (0.2%)
      1,034   CompX International, Inc.                                                               14
      8,959   Herman Miller, Inc.                                                                    271
      6,656   HNI Corp.                                                                              236
      9,610   Interface, Inc.                                                                        137
      5,240   Kimball International, Inc. "B"                                                         74
      7,374   Knoll, Inc.                                                                            121
     12,921   Steelcase, Inc. "A"                                                                    192
      5,315   Virco Manufacturing Corp.                                                               23
                                                                                                --------
                                                                                                   1,068
                                                                                                --------
RETAIL (4.2%)
     10,514   Abercrombie & Fitch Co. "A"                                                            211
     25,423   American Eagle Outfitters, Inc.                                                        491
      1,386   America's Car-Mart, Inc.(c)                                                            100
      3,061   Asbury Automotive Group, Inc.(c)                                                       204
     25,130   Ascena Retail Group, Inc.(c)                                                            63
      4,048   At Home Group, Inc.(c)                                                                  75
      9,193   AutoNation, Inc.(c)                                                                    328
      6,163   Barnes & Noble Education, Inc.(c)                                                       25
      8,898   Barnes & Noble, Inc.                                                                    63
      1,739   Bassett Furniture Industries, Inc.                                                      35
     10,402   Beacon Roofing Supply, Inc.(c)                                                         330
     21,609   Bed Bath & Beyond, Inc.                                                                245
      2,684   Big 5 Sporting Goods Corp.                                                               7
      6,639   Big Lots, Inc.                                                                         192
         18   Biglari Holdings, Inc. "A"(c)                                                           11
        187   Biglari Holdings, Inc. "B"(c)                                                           21
      3,131   BJ's Restaurants, Inc.                                                                 158
     10,094   BJ's Wholesale Club Holdings, Inc.(c)                                                  224
     15,088   Bloomin' Brands, Inc.                                                                  270
     10,782   BMC Stock Holdings, Inc.(c)                                                            167
      1,669   Bojangles', Inc.(c)                                                                     27
      5,049   Boot Barn Holdings, Inc.(c)                                                             86
      6,290   Brinker International, Inc.                                                            277
      3,973   Buckle, Inc.(d)                                                                         77
      2,727   Build-A-Bear Workshop, Inc.(c)                                                          11
     10,262   Burlington Stores, Inc.(c)                                                           1,669
      6,897   Caleres, Inc.                                                                          192
     10,622   Cannae Holdings, Inc.(c)                                                               182
      6,109   Carrols Restaurant Group, Inc.(c)                                                       60
      4,962   Carvana Co.(c),(d)                                                                     162
      5,613   Casey's General Stores, Inc.                                                           719
      3,894   Cato Corp. "A"                                                                          56
      6,609   Cheesecake Factory, Inc.                                                               288
     19,485   Chico's FAS, Inc.                                                                      109
      2,520   Children's Place, Inc.                                                                 227
      6,159   Christopher & Banks Corp.(c)                                                             3
      2,773   Chuy's Holdings, Inc.(c)                                                                49
      2,593   Citi Trends, Inc.                                                                       53
      3,781   Conn's, Inc.(c)                                                                         71
      2,847   Container Store Group, Inc.(c)                                                          14
      3,681   Cracker Barrel Old Country Store, Inc.                                                 588
      6,045   Dave & Buster's Entertainment, Inc.                                                    269

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                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
      4,306   Del Frisco's Restaurant Group, Inc.(c)                                            $     31
      6,237   Del Taco Restaurants, Inc.(c)                                                           62
     10,532   Denny's Corp.(c)                                                                       171
      2,770   Destination Maternity Corp.(c)                                                           8
      8,559   Destination XL Group, Inc.(c)                                                           19
     11,751   Dick's Sporting Goods, Inc.                                                            367
      2,897   Dillard's, Inc. "A"(d)                                                                 175
      2,576   Dine Brands Global, Inc.                                                               173
      6,349   Domino's Pizza, Inc.                                                                 1,574
     10,498   DSW, Inc. "A"                                                                          259
      1,333   Duluth Holdings, Inc. "B"(c),(d)                                                        34
     12,988   Dunkin' Brands Group, Inc.                                                             833
      3,382   El Pollo Loco Holdings, Inc.(c)                                                         51
     12,371   Express, Inc.(c)                                                                        63
      8,094   EZCORP, Inc. "A"(c)                                                                     63
      1,894   Famous Dave's of America, Inc.(c)                                                        9
      4,111   Fiesta Restaurant Group, Inc.(c)                                                        64
      6,804   FirstCash, Inc.                                                                        492
      8,539   Five Below, Inc.(c)                                                                    874
      7,844   Floor & Decor Holdings, Inc. "A"(c)                                                    203
        998   Foundation Building Materials, Inc.(c)                                                   8
      6,453   Francesca's Holdings Corp.(c),(d)                                                        6
      4,994   Fred's, Inc. "A"(c)                                                                      9
      3,781   Freshpet, Inc.(c)                                                                      122
      1,794   Gaia, Inc.(c)                                                                           19
     15,760   GameStop Corp. "A"                                                                     199
      3,006   Genesco, Inc.(c)                                                                       133
      4,803   GMS, Inc.(c)                                                                            71
     10,229   GNC Holdings, Inc. "A"(c)                                                               24
      3,063   Group 1 Automotive, Inc.                                                               161
      9,276   Guess?, Inc.                                                                           193
      2,486   Habit Restaurants, Inc. "A"(c)                                                          26
      3,228   Haverty Furniture Companies, Inc.                                                       61
      3,484   Hibbett Sports, Inc.(c)                                                                 50
      4,126   J Alexander's Holdings, Inc.(c)                                                         34
      1,051   J. Jill, Inc.(c)                                                                         6
      4,191   Jack in the Box, Inc.                                                                  325
     46,484   JC Penney Co., Inc.(c),(d)                                                              48
      2,707   Kirkland's, Inc.(c)                                                                     26
      7,437   La-Z-Boy, Inc.                                                                         206
      3,754   Lithia Motors, Inc. "A"                                                                287
      5,639   Luby's, Inc. (c)                                                                         7
     16,410   Lululemon Athletica, Inc.(c)                                                         1,996
      4,057   Lumber Liquidators Holdings, Inc.(c)                                                    39
      4,129   MarineMax, Inc.(c)                                                                      76
     16,397   Michaels Companies, Inc.(c)                                                            222
      2,476   Movado Group, Inc.                                                                      78
      7,246   MSC Industrial Direct Co., Inc. "A"                                                    557
     10,093   National Vision Holdings, Inc.(c)                                                      284
      8,584   Noodles & Co.(c)                                                                        60
      8,511   Nu Skin Enterprises, Inc. "A"                                                          522
     84,454   Office Depot, Inc.                                                                     218
      7,993   Ollie's Bargain Outlet Holdings, Inc.(c)                                               532
      2,864   Papa John's International, Inc.                                                        114
      7,972   Party City Holdco, Inc.(c)                                                              80
      1,900   PC Connection, Inc.                                                                     56
      1,516   PCM, Inc.(c)                                                                            27

================================================================================

18  | USAA EXTENDED MARKET INDEX FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
      5,762   Penske Automotive Group, Inc.                                                     $    232
      3,075   PetIQ, Inc.(c)                                                                          72
      3,455   PetMed Express, Inc.                                                                    80
     12,905   Pier 1 Imports, Inc.                                                                     4
      4,799   Potbelly Corp.(c)                                                                       39
      3,440   PriceSmart, Inc.                                                                       203
     63,446   Qurate Retail, Inc.(c)                                                               1,238
      1,864   Red Robin Gourmet Burgers, Inc.(c)                                                      50
      5,786   Regis Corp.(c)                                                                          98
      3,106   RH(c)                                                                                  372
    169,282   Rite Aid Corp.(c),(d)                                                                  120
      5,240   Rush Enterprises, Inc. "A"                                                             181
        684   Rush Enterprises, Inc. "B"                                                              24
      4,841   Ruth's Hospitality Group, Inc.                                                         110
     18,459   Sally Beauty Holdings, Inc.(c)                                                         315
      3,736   Shake Shack, Inc. "A"(c)                                                               170
      2,381   Shoe Carnival, Inc.                                                                     80
      8,020   Signet Jewelers Ltd.                                                                   255
      4,134   Sonic Automotive, Inc. "A"                                                              57
      4,298   Sportsman's Warehouse Holdings, Inc. (c)                                                19
      4,672   Stage Stores, Inc.                                                                       3
      4,383   Stein Mart, Inc.(c)                                                                      5
      7,130   Tailored Brands, Inc.                                                                   97
     10,098   Texas Roadhouse, Inc.                                                                  603
      5,605   Tile Shop Holdings, Inc.                                                                31
      2,102   Tilly's, Inc. "A"                                                                       23
      6,404   Tuesday Morning Corp.(c),(d)                                                            11
     11,697   Urban Outfitters, Inc.(c)                                                              388
      3,075   Vera Bradley, Inc.(c)                                                                   26
      3,693   Vitamin Shoppe, Inc.(c)                                                                 17
     28,430   Wendy's Co.                                                                            444
     12,189   Williams-Sonoma, Inc.                                                                  615
      4,245   Wingstop, Inc.                                                                         272
        437   Winmark Corp.                                                                           69
     10,630   World Fuel Services Corp.                                                              228
      2,839   Zumiez, Inc.(c)                                                                         54
                                                                                                --------
                                                                                                  27,421
                                                                                                --------
STORAGE/WAREHOUSING (0.0%)
      7,352   Mobile Mini, Inc.                                                                      233
                                                                                                --------
TEXTILES (0.1%)
      2,014   Culp, Inc.                                                                              38
      2,900   Dixie Group, Inc.(c)                                                                     2
      2,823   Forward Industries, Inc.(c)                                                              4
      2,344   UniFirst Corp.                                                                         335
                                                                                                --------
                                                                                                     379
                                                                                                --------
TOYS/GAMES/HOBBIES (0.0%)
      2,816   Funko, Inc. "A"(c)                                                                      37
                                                                                                --------
              Total Consumer, Cyclical                                                            84,168
                                                                                                --------
CONSUMER, NON-CYCLICAL (19.1%)
------------------------------
AGRICULTURE (0.3%)
     10,809   22nd Century Group, Inc.(c)                                                             27
        610   Alico, Inc.                                                                             18
      3,787   Andersons, Inc.                                                                        113
     21,925   Bunge Ltd.                                                                           1,172
      4,834   Cadiz, Inc.(c),(d)                                                                      50
      2,404   Limoneira Co.                                                                           47
      1,357   Pyxus International, Inc.(c),(d)                                                        16
      3,190   Tejon Ranch Co.(c)                                                                      53
      1,708   Turning Point Brands, Inc.                                                              46
      4,150   Universal Corp.                                                                        225
     18,008   Vector Group Ltd.                                                                      175
                                                                                                --------
                                                                                                   1,942
                                                                                                --------
BEVERAGES (0.2%)
      1,326   Boston Beer Co., Inc. "A"(c)                                                           319
        720   Coca-Cola Bottling Co. Consolidated                                                    128
      1,760   Craft Brew Alliance, Inc.(c)                                                            25
      1,660   Farmer Brothers Co.(c)                                                                  39
     27,732   Keurig Dr Pepper, Inc.                                                                 711
      1,817   MGP Ingredients, Inc.(d)                                                               104

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------

      1,810   National Beverage Corp.                                                           $    130
     10,996   New Age Beverages Corp.(c),(d)                                                          57
      4,659   Primo Water Corp.(c)                                                                    65
      2,312   Willamette Valley Vineyards, Inc.(c)                                                    16
                                                                                                --------
                                                                                                   1,594
                                                                                                --------
BIOTECHNOLOGY (3.7%)
      4,376   Abeona Therapeutics, Inc.(c)                                                            31
     19,377   ACADIA Pharmaceuticals, Inc.(c)                                                        313
      5,881   Acceleron Pharma, Inc.(c)                                                              256
     18,775   Achillion Pharmaceuticals, Inc.(c)                                                      30
      6,967   Acorda Therapeutics, Inc.(c)                                                           109
     11,101   ADMA Biologics, Inc.(c),(d)                                                             27
      4,726   Aduro Biotech, Inc.(c)                                                                  13
      5,697   Advaxis, Inc.(c)                                                                         1
      8,035   Adverum Biotechnologies, Inc.(c)                                                        25
      7,157   Aevi Genomic Medicine, Inc.(c)                                                           5
     11,520   Agenus, Inc.(c)                                                                         27
      2,541   AgeX Therapeutics, Inc.(c),(d)                                                           8
        951   Albireo Pharma, Inc.(c)                                                                 23
     10,702   Alder Biopharmaceuticals, Inc.(c)                                                      110
      2,978   Aldeyra Therapeutics, Inc.(c)                                                           25
        891   Allakos, Inc.(c)                                                                        47
      1,500   Allogene Therapeutics, Inc.(c)                                                          40
     13,713   Alnylam Pharmaceuticals, Inc.(c)                                                     1,000
      5,495   AMAG Pharmaceuticals, Inc.(c)                                                           83
     28,332   Amicus Therapeutics, Inc.(c)                                                           271
      3,717   AnaptysBio, Inc.(c)                                                                    237
      8,408   Anavex Life Sciences Corp.(c)                                                           13
      1,215   ANI Pharmaceuticals, Inc.(c)                                                            55
      2,151   Applied Genetic Technologies Corp.(c)                                                    5
      1,237   Apricus Biosciences, Inc.(c)                                                             -
      2,249   Aptevo Therapeutics, Inc.(c)                                                             3
        323   Aptinyx, Inc.(c)                                                                         5
      4,787   Aratana Therapeutics, Inc.(c)                                                           29
        561   Aravive, Inc.(c)                                                                         2
      3,200   Arcus Biosciences, Inc.(c),(d)                                                          34
      3,216   Ardelyx, Inc.(c)                                                                         6
      7,961   Arena Pharmaceuticals, Inc.(c)                                                         310
     14,883   ArQule, Inc.(c)                                                                         41
     13,158   Arrowhead Pharmaceuticals, Inc.(c)                                                     163
      1,000   Arsanis, Inc.(c)                                                                         2
      2,704   Assembly Biosciences, Inc.(c)                                                           61
      7,504   Atara Biotherapeutics, Inc.(c)                                                         261
      5,548   Audentes Therapeutics, Inc.(c)                                                         118
     13,305   AVEO Pharmaceuticals, Inc.(c),(d)                                                       21
      5,102   Avid Bioservices, Inc.(c)                                                               21
        877   Avrobio, Inc.(c)                                                                        15
     14,777   BioCryst Pharmaceuticals, Inc.(c)                                                      119
      4,720   Biohaven Pharmaceutical Holding Co. Ltd.(c)                                            175
     27,907   BioMarin Pharmaceutical, Inc.(c)                                                     2,376
      3,072   Bio-Rad Laboratories, Inc. "A"(c)                                                      713
     25,411   BioTime, Inc.(c),(d)                                                                    23
      8,458   Bluebird Bio, Inc.(c)                                                                  839
      6,562   Blueprint Medicines Corp.(c)                                                           354

================================================================================

20  | USAA EXTENDED MARKET INDEX FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
      3,854   BrainStorm Cell Therapeutics, Inc.(c)                                             $     14
      5,271   Calithera Biosciences, Inc.(c)                                                          21
      1,028   Calyxt, Inc.(c)                                                                         11
      5,109   Cambrex Corp.(c)                                                                       193
      1,665   Capricor Therapeutics, Inc.(c)                                                           1
      4,726   Cara Therapeutics, Inc.(c),(d)                                                          61
      7,740   CASI Pharmaceuticals, Inc.(c)                                                           31
     14,541   Celldex Therapeutics, Inc.(c)                                                            3
        861   CEL-SCI Corp.(c)                                                                         3
      2,693   ChemoCentryx, Inc.(c)                                                                   29
      4,842   Clearside Biomedical, Inc.(c)                                                            5
      2,800   Cleveland BioLabs, Inc.(c)                                                               3
      6,587   Cohbar, Inc.(c)                                                                         21
     15,199   ContraFect Corp.(c)                                                                     23
      2,250   ContraVir Pharmaceuticals, Inc.(c)                                                       1
      1,475   Crinetics Pharmaceuticals, Inc.(c)                                                      44
     10,286   CTI BioPharma Corp.(c)                                                                   8
      1,500   Cue Biopharma, Inc.(c)                                                                   7
      3,831   Curis, Inc.(c)                                                                           3
      7,957   Cymabay Therapeutics, Inc.(c)                                                           63
      7,638   CytomX Therapeutics, Inc.(c)                                                           115
        259   Cytori Therapeutics, Inc.(c)                                                             -
      7,637   CytRx Corp.(c)                                                                           3
      2,449   Deciphera Pharmaceuticals, Inc.(c)                                                      51
     10,651   Denali Therapeutics, Inc.(c)                                                           220
      5,856   Dicerna Pharmaceuticals, Inc.(c)                                                        63
      8,647   Dynavax Technologies Corp.(c)                                                           79
      3,751   Edge Therapeutics, Inc.(c)                                                               1
      6,869   Editas Medicine, Inc.(c)                                                               156
         65   Eidos Therapeutics, Inc.(c)                                                              1
      1,169   Eiger BioPharmaceuticals, Inc.(c)                                                       12
      7,086   Emergent BioSolutions, Inc.(c)                                                         420
      8,028   Enzo Biochem, Inc.(c)                                                                   22
      8,144   Epizyme, Inc.(c)                                                                        50
      3,928   Esperion Therapeutics, Inc.(c)                                                         181
        741   Evelo Biosciences, Inc.(c),(d)                                                          10
        269   Evofem Biosciences, Inc.(c)                                                              1
     18,871   Exact Sciences Corp.(c)                                                              1,191
     47,871   Exelixis, Inc.(c)                                                                      942
      6,822   EyePoint Pharmaceuticals, Inc.(c),(d)                                                   13
      9,491   Fate Therapeutics, Inc.(c)                                                             122
        305   Fibrocell Science, Inc.(c)                                                               -
     11,522   FibroGen, Inc.(c)                                                                      533
      4,356   Five Prime Therapeutics, Inc.(c)                                                        41
      2,196   Flex Pharma, Inc.(c)                                                                     1
      6,807   Fortress Biotech, Inc.(c)                                                                6
      3,917   Genocea Biosciences, Inc.(c)                                                             1
     25,126   Geron Corp.(c),(d)                                                                      25
      5,466   GlycoMimetics, Inc.(c)                                                                  52
      1,784   GTx, Inc.(c),(d)                                                                         1
        990   Guardant Health, Inc.(c)                                                                37
     19,318   Halozyme Therapeutics, Inc.(c)                                                         283
      6,840   Harvard Bioscience, Inc.(c)                                                             22
      4,000   Helius Medical Technologies, Inc.(c)                                                    37
      1,077   Homology Medicines, Inc.(c)                                                             24
      2,101   iBio, Inc.(c)                                                                            2
      3,299   Idera Pharmaceuticals, Inc.(c)                                                           9
     22,945   ImmunoGen, Inc.(c)                                                                     110
     25,792   Immunomedics, Inc.(c)                                                                  368
      7,013   Infinity Pharmaceuticals, Inc.(c)                                                        8

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                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------

     10,270   Innoviva, Inc.(c)                                                                 $    179
     15,084   Inovio Pharmaceuticals, Inc.(c)                                                         60
     11,760   Insmed, Inc.(c)                                                                        154
      3,339   Intercept Pharmaceuticals, Inc.(c)                                                     337
      9,391   Intrexon Corp.(c),(d)                                                                   61
     21,051   Ionis Pharmaceuticals, Inc.(c)                                                       1,138
     18,390   Iovance Biotherapeutics, Inc.(c)                                                       163
      8,479   Karyopharm Therapeutics, Inc.(c)                                                        79
      4,202   KemPharm, Inc.(c)                                                                        8
      1,492   Kezar Life Sciences, Inc.(c)                                                            35
      5,720   Kindred Biosciences, Inc.(c)                                                            63
      1,431   Kiniksa Pharmaceuticals Ltd. "A"(c)                                                     40
      1,539   Krystal Biotech, Inc.(c)                                                                32
      6,848   Lexicon Pharmaceuticals, Inc.(c)                                                        46
      3,237   Ligand Pharmaceuticals, Inc.(c)                                                        439
        771   LogicBio Therapeutics, Inc.(c)                                                           8
      4,358   Loxo Oncology, Inc.(c)                                                                 610
      4,979   MacroGenics, Inc.(c)                                                                    63
         65   Magenta Therapeutics, Inc.(c),(d)                                                        -
      4,900   Marker Therapeutics, Inc.(c)                                                            27
     11,213   Matinas BioPharma Holdings, Inc.(c)                                                      7
     10,769   Medicines Co.(c)                                                                       206
      8,459   MEI Pharma, Inc.(c)                                                                     22
        900   Menlo Therapeutics, Inc.(c)                                                              4
      2,006   Merrimack Pharmaceuticals, Inc.(c)                                                       8
        376   Millendo Therapeutics, Inc.(c)                                                           3
        996   Molecular Templates, Inc.(c)                                                             4
      2,155   Mustang Bio, Inc.(c)                                                                     6
     12,166   Myriad Genetics, Inc.(c)                                                               354
      4,139   NantKwest, Inc.(c)                                                                       5
     17,037   NeoGenomics, Inc.(c)                                                                   215
        324   Neon Therapeutics, Inc.(c)                                                               2
      1,335   Neuralstem, Inc.(c)                                                                      -
      3,137   NewLink Genetics Corp.(c)                                                                5
     56,785   Novavax, Inc.(c)                                                                       105
        164   Novus Therapeutics, Inc.(c)                                                              -
      6,534   Omeros Corp.(c),(d)                                                                     73
        478   Oncocyte Corp.(c)                                                                        1
      3,414   OncoMed Pharmaceuticals, Inc.(c)                                                         3
     12,913   Organovo Holdings, Inc.(c)                                                              12
      4,226   Otonomy, Inc.(c)                                                                         8
     21,655   Pacific Biosciences of California, Inc.(c)                                             160
     23,498   Palatin Technologies, Inc.(c),(d)                                                       17
     23,556   PDL BioPharma, Inc.(c)                                                                  68
      2,551   Pfenex, Inc.(c)                                                                          8
      3,141   PolarityTE, Inc.(c),(d)                                                                 42
      6,403   Prothena Corp. plc(c)                                                                   66
      6,866   PTC Therapeutics, Inc.(c)                                                              236
      4,673   Puma Biotechnology, Inc.(c)                                                             95
      6,378   Radius Health, Inc.(c)                                                                 105
      4,515   REGENXBIO, Inc.(c)                                                                     189
        148   Replimune Group, Inc.(c)                                                                 2
      6,278   Retrophin, Inc.(c)                                                                     142
      4,487   Rexahn Pharmaceuticals, Inc.(c)                                                          4
     23,395   Rigel Pharmaceuticals, Inc.(c)                                                          54
     10,112   RTI Surgical, Inc.(c)                                                                   37
      2,908   Rubius Therapeutics, Inc.(c)                                                            47
      7,200   Sage Therapeutics, Inc.(c)                                                             690
     16,243   Sangamo Therapeutics, Inc.(c)                                                          187
      5,254   Savara, Inc.(c)                                                                         40
      1,608   Scholar Rock Holding Corp.(c)                                                           37
     16,297   Seattle Genetics, Inc.(c)                                                              923

================================================================================

22  | USAA EXTENDED MARKET INDEX FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------

      5,322   Selecta Biosciences, Inc.(c)                                                      $     14
         46   SELLAS Life Sciences Group, Inc.(c)                                                      -
      2,502   Sienna Biopharmaceuticals, Inc.(c)                                                       6
      1,977   Solid Biosciences, Inc.(c)                                                              53
      4,759   Spark Therapeutics, Inc.(c)                                                            186
     13,926   Spectrum Pharmaceuticals, Inc.(c)                                                      122
      5,320   Stemline Therapeutics, Inc.(c)                                                          51
      2,343   Sunesis Pharmaceuticals, Inc.(c)                                                         1
      2,311   Syndax Pharmaceuticals, Inc.(c)                                                         10
      4,000   Synlogic, Inc.(c)                                                                       28
        385   Synthetic Biologics, Inc.(c)                                                             -
         94   Tenax Therapeutics, Inc.(c)                                                              -
      6,417   Theravance Biopharma, Inc.(c),(d)                                                      164
      1,311   Tocagen, Inc.(c)                                                                        11
        460   Trovagene, Inc.(c)                                                                       -
        154   Twist Bioscience Corp.(c)                                                                4
     15,655   Tyme Technologies, Inc.(c)                                                              58
      7,018   Ultragenyx Pharmaceutical, Inc.(c)                                                     305
      6,749   United Therapeutics Corp.(c)                                                           735
        148   UNITY Biotechnology, Inc.(c),(d)                                                         2
      3,680   Vaccinex, Inc.(c)                                                                       14
        834   Vaxart, Inc.(c)                                                                          2
     25,460   VBI Vaccines, Inc.(c)                                                                   41
      4,395   Veracyte, Inc.(c)                                                                       55
     11,945   Verastem, Inc.(c),(d)                                                                   40
      7,335   Vericel Corp.(c)                                                                       128
      2,976   Vical, Inc.(c)                                                                           4
      7,153   Viking Therapeutics, Inc.(c),(d)                                                        55
      6,405   VolitionRX Ltd.(c)                                                                      12
      2,712   WaVe Life Sciences Ltd.(c)                                                             114
      3,229   XBiotech, Inc.(c)                                                                       16
      1,214   XOMA Corp.(c),(d)                                                                       15
        233   Yield10 Bioscience, Inc.(c)                                                              -
     18,936   ZIOPHARM Oncology, Inc.(c),(d)                                                          35
                                                                                                --------
                                                                                                  24,218
                                                                                                --------
COMMERCIAL SERVICES (5.4%)
      8,757   2U, Inc.(c)                                                                            435
     10,367   Aaron's, Inc.                                                                          436
     10,823   ABM Industries, Inc.                                                                   348
      8,239   Acacia Research Corp.(c)                                                                25
      9,173   Adtalem Global Education, Inc.(c)                                                      434
      1,139   AMERCO                                                                                 374
      2,731   American Public Education, Inc.(c)                                                      78
      6,833   AMN Healthcare Services, Inc.(c)                                                       387
      6,901   ARC Document Solutions, Inc.(c)                                                         14
      2,129   Ascent Capital Group, Inc. "A"(c)                                                        1
      8,174   ASGN, Inc.(c)                                                                          445
        894   Avalara, Inc.(c)                                                                        28
     10,243   Avis Budget Group, Inc.(c)                                                             230
      1,189   Barrett Business Services, Inc.                                                         68
      2,295   BG Staffing, Inc.                                                                       47
     21,839   Booz Allen Hamilton Holding Corp.                                                      984
      2,758   Bridgepoint Education, Inc.(c)                                                          19
      8,979   Bright Horizons Family Solutions, Inc.(c)                                            1,001
      2,695   BrightView Holdings, Inc.(c)                                                            28
      7,775   Brink's Co.                                                                            503
      2,930   CAI International, Inc.(c)                                                              68
      5,924   Cardtronics plc "A"(c)                                                                 154
      3,961   Care.com, Inc.(c)                                                                       76
     10,687   Career Education Corp.(c)                                                              122
      2,462   Carriage Services, Inc.                                                                 38

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------

      1,734   Cass Information Systems, Inc.                                                    $     92
      9,058   CBIZ, Inc.(c)                                                                          178
     15,317   Chegg, Inc.(c)                                                                         435
      1,741   Collectors Universe, Inc.                                                               20
        245   Computer Task Group, Inc.(c)                                                             1
     12,426   CoreLogic, Inc.(c)                                                                     415
      1,635   CorVel Corp.(c)                                                                        101
      5,706   CoStar Group, Inc.(c)                                                                1,925
      1,412   CRA International, Inc.                                                                 60
      5,168   Cross Country Healthcare, Inc.(c)                                                       38
      7,253   Deluxe Corp.                                                                           279
      4,083   Emerald Expositions Events, Inc.                                                        50
      3,906   Ennis, Inc.                                                                             75
      7,824   Euronet Worldwide, Inc.(c)                                                             801
     10,402   Everi Holdings, Inc.(c)                                                                 54
      9,459   EVERTEC, Inc.                                                                          271
      4,220   Evo Payments, Inc. "A"(c)                                                              104
      1,630   Forrester Research, Inc.                                                                73
      2,677   Franklin Covey Co.(c)                                                                   60
      5,963   FTI Consulting, Inc.(c)                                                                397
        657   Graham Holdings Co. "B"                                                                421
      7,545   Grand Canyon Education, Inc.(c)                                                        725
      7,093   Green Dot Corp. "A"(c)                                                                 564
      4,211   Hackett Group, Inc.                                                                     67
     11,747   Healthcare Services Group, Inc.                                                        472
      8,298   HealthEquity, Inc.(c)                                                                  495
      2,753   Heidrick & Struggles International, Inc.                                                86
      3,771   Herc Holdings, Inc.(c)                                                                  98
      8,612   Hertz Global Holdings, Inc.(c)                                                         118
     13,041   HMS Holdings Corp.(c)                                                                  367
      7,493   Hudson Global, Inc.(c)                                                                  10
      3,240   Huron Consulting Group, Inc.(c)                                                        166
      2,071   I3 Verticals, Inc. "A"(c)                                                               50
      3,065   ICF International, Inc.                                                                199
      6,107   Insperity, Inc.                                                                        570
      5,181   International Money Express, Inc.(c)                                                    62
      5,636   K12, Inc.(c)                                                                           140
      4,059   Kelly Services, Inc. "A"                                                                83
      3,944   Kforce, Inc.                                                                           122
      8,860   Korn/Ferry International                                                               350
     11,546   Laureate Education, Inc. "A"(c)                                                        176
     11,802   LiveRamp Holdings, Inc.(c)                                                             456
      6,424   LSC Communications, Inc.                                                                45
     12,103   Macquarie Infrastructure Corp.                                                         442
      9,950   ManpowerGroup, Inc.                                                                    645
      5,863   MarketAxess Holdings, Inc.                                                           1,239
      4,866   Matthews International Corp. "A"                                                       198
      1,774   Medifast, Inc.                                                                         222
      5,436   MoneyGram International, Inc.(c)                                                        11
      5,194   Monro, Inc.                                                                            357
      2,851   Morningstar, Inc.                                                                      313
      2,134   National Research Corp.                                                                 81
      7,309   Navigant Consulting, Inc.                                                              176
      4,434   Nutrisystem, Inc.                                                                      195
      2,444   Odyssey Marine Exploration, Inc.(c)                                                      8
      4,728   Paylocity Holding Corp.(c)                                                             285
      4,111   PFSweb, Inc.(c)                                                                         21
      6,115   PRGX Global, Inc.(c)                                                                    58
      4,359   Quad/Graphics, Inc.                                                                     54
      7,864   Rent-A-Center, Inc.(c)                                                                 127
      4,605   Resources Connection, Inc.                                                              65
     10,646   RR Donnelley & Sons Co.                                                                 42
     41,283   Sabre Corp.                                                                            893
      2,543   SEACOR Marine Holdings, Inc.(c)                                                         30
     27,645   Service Corp. International                                                          1,113
     21,046   ServiceMaster Global Holdings, Inc.(c)                                                 773

================================================================================

24  | USAA EXTENDED MARKET INDEX FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     10,518   ServiceSource International, Inc.(c)                                              $     11
      4,639   Sotheby's (c)                                                                          184
      2,950   SP Plus Corp.(c)                                                                        87
      3,165   SPAR Group, Inc.(c)                                                                      2
     48,128   Square, Inc. "A"(c)                                                                  2,700
      3,221   Strategic Education, Inc.                                                              365
      4,703   Team, Inc.(c)                                                                           69
     28,795   TransUnion                                                                           1,636
     19,914   Travelport Worldwide Ltd.                                                              311
      7,196   TriNet Group, Inc.(c)                                                                  302
      6,460   TrueBlue, Inc.(c)                                                                      144
      3,377   Universal Technical Institute, Inc.(c)                                                  12
      1,852   Vectrus, Inc.(c)                                                                        40
      3,107   Viad Corp.                                                                             156
      5,913   Weight Watchers International, Inc.(c)                                                 228
      6,804   WEX, Inc.(c)                                                                           953
      1,423   Willdan Group, Inc.(c)                                                                  50
     46,993   Worldpay, Inc. "A"(c)                                                                3,592
                                                                                                --------
                                                                                                  35,804
                                                                                                --------
COSMETICS/PERSONAL CARE (0.1%)
     65,408   Avon Products, Inc.(c)                                                                  99
      8,298   Edgewell Personal Care Co.(c)                                                          310
      3,912   elf Beauty, Inc.(c)                                                                     34
      2,513   Inter Parfums, Inc.                                                                    165
      1,899   Revlon, Inc. "A"(c),(d)                                                                 48
                                                                                                --------
                                                                                                     656
                                                                                                --------
FOOD (1.4%)
        136   AquaBounty Technologies, Inc.(c)                                                        --
     10,478   B&G Foods, Inc.(d)                                                                     303
     11,000   Blue Apron Holdings, Inc. "A"(c),(d)                                                    11
      2,423   Calavo Growers, Inc.(d)                                                                177
      4,515   Cal-Maine Foods, Inc.                                                                  191
      3,358   Chefs' Warehouse, Inc. (c)                                                             107
     26,203   Darling Ingredients, Inc.(c)                                                           504
     13,709   Dean Foods Co.                                                                          52
     28,126   Flowers Foods, Inc.                                                                    520
      5,263   Fresh Del Monte Produce, Inc.                                                          149
     13,796   Hain Celestial Group, Inc.(c)                                                          219
     17,115   Hostess Brands, Inc.(c)                                                                187
      4,100   HQ Sustainable Maritime Industries, Inc.(a),(b),(c)                                      -
      2,303   Ingles Markets, Inc. "A"                                                                63
     10,879   Ingredion, Inc.                                                                        994
      2,381   J&J Snack Foods Corp.                                                                  344
      1,422   John B Sanfilippo & Son, Inc.                                                           79
      2,973   Lancaster Colony Corp.                                                                 526
      1,804   Lifeway Foods, Inc.(c)                                                                   3
        408   Nathan's Famous, Inc.                                                                   27
     16,778   Performance Food Group Co.(c)                                                          541
      9,086   Pilgrim's Pride Corp. (c)                                                              141
     10,214   Post Holdings, Inc.(c)                                                                 910
      2,724   Rocky Mountain Chocolate Factory, Inc.                                                  23
      2,996   Sanderson Farms, Inc.                                                                  298
         38   Seaboard Corp.                                                                         135
      1,343   Seneca Foods Corp. "A"(c)                                                               38
      7,497   Simply Good Foods Co.(c)                                                               142
      4,080   Smart & Final Stores, Inc.(c)                                                           19
      5,521   SpartanNash Co.                                                                         95
     19,601   Sprouts Farmers Market, Inc.(c)                                                        461
      2,862   Tootsie Roll Industries, Inc.(d)                                                        96
      9,028   TreeHouse Foods, Inc.(c)                                                               458
     32,633   U.S. Foods Holding Corp.(c)                                                          1,033
      7,684   United Natural Foods, Inc.(c)                                                           81
      1,095   Village Super Market, Inc. "A"                                                          29
      2,324   Weis Markets, Inc.                                                                     111
                                                                                                --------
                                                                                                   9,067
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
HEALTHCARE PRODUCTS (3.2%)
      4,620   Accelerate Diagnostics, Inc.(c),(d)                                               $     53
     12,884   Accuray, Inc.(c)                                                                        44
      1,899   Alphatec Holdings, Inc.(c)                                                               4
      6,101   AngioDynamics, Inc.(c)                                                                 123
      4,719   Apyx Medical Corp.(i)                                                                   31
      5,376   AtriCure, Inc.(c)                                                                      164
        224   Atrion Corp.                                                                           166
      7,046   Avanos Medical, Inc. (c)                                                               316
      4,935   AxoGen, Inc.(c)                                                                        101
        151   Axonics Modulation Technologies, Inc.(c)                                                 2
      2,225   Biolase, Inc.(c)                                                                         2
      5,848   Bio-Techne Corp.                                                                       846
      5,151   BioTelemetry, Inc.(c)                                                                  308
     15,403   Bruker Corp.                                                                           459
      5,588   Cantel Medical Corp.                                                                   416
      5,198   Cardiovascular Systems, Inc.(c)                                                        148
      5,864   CareDx, Inc.(c)                                                                        147
        859   Celcuity, Inc.(c)                                                                       21
     22,365   Cerus Corp.(c)                                                                         113
      2,529   Chembio Diagnostics, Inc.(c)                                                            14
      5,799   Conformis, Inc.(c)                                                                       2
      4,165   CONMED Corp.                                                                           267
     20,807   Corindus Vascular Robotics, Inc.(c),(d)                                                 17
      4,639   CryoLife, Inc.(c)                                                                      132
      2,275   Cutera, Inc.(c)                                                                         39
      4,303   CytoSorbents Corp.(c)                                                                   35
     12,883   Endologix, Inc.(c)                                                                       9
      1,417   FONAR Corp.(c)                                                                          29
      7,790   GenMark Diagnostics, Inc.(c)                                                            38
      3,465   Genomic Health, Inc.(c)                                                                223
      4,900   Glaukos Corp.(c)                                                                       275
     11,083   Globus Medical, Inc. "A"(c)                                                            480
      7,922   Haemonetics Corp.(c)                                                                   793
      4,668   Hanger, Inc.(c)                                                                         88
     10,357   Hill-Rom Holdings, Inc.                                                                917
      2,498   ICU Medical, Inc.(c)                                                                   574
      2,775   Inogen, Inc.(c)                                                                        345
      1,393   Inspire Medical Systems, Inc.(c)                                                        59
      9,111   Insulet Corp.(c)                                                                       723
      4,501   Integer Holdings Corp.(c)                                                              343
     10,908   Integra LifeSciences Holdings Corp.(c)                                                 492
      4,481   Intersect ENT, Inc.(c)                                                                 126
      4,891   Invacare Corp.                                                                          21
        230   InVivo Therapeutics Holdings Corp.(c)                                                    -
      3,444   iRhythm Technologies, Inc.(c)                                                          239
     15,938   IsoRay, Inc.(c)                                                                          5
      6,972   Lantheus Holdings, Inc.(c)                                                             109
      2,222   LeMaitre Vascular, Inc.                                                                 52
      7,726   LivaNova plc(c)                                                                        707
      6,445   Luminex Corp.                                                                          149
      7,354   Masimo Corp.(c)                                                                        790
      6,734   Meridian Bioscience, Inc.                                                              117
      8,401   Merit Medical Systems, Inc.(c)                                                         469
         16   Microbot Medical, Inc.(c)                                                                -
      3,715   NanoString Technologies, Inc.(c)                                                        55
      5,169   Natus Medical, Inc.(c)                                                                 176
      4,286   Nevro Corp.(c)                                                                         167
      7,914   NuVasive, Inc.(c)                                                                      392
      4,331   Nuvectra Corp.(c)                                                                       71
     10,176   NxStage Medical, Inc.(c)                                                               291
     59,668   OPKO Health, Inc.(c)                                                                   180
      9,831   OraSure Technologies, Inc.(c)                                                          115
      2,789   Orthofix Medical, Inc.(c)                                                              146
      1,149   OrthoPediatrics Corp.(c)                                                                40
     13,000   Patterson Companies, Inc.                                                              256
      4,848   Penumbra, Inc.(c)                                                                      592
        522   Pulse Biosciences, Inc.(c),(d)                                                           6
      3,557   Quanterix Corp.(c)                                                                      65
      5,240   Quidel Corp.(c)                                                                        256
      5,757   Repligen Corp.(c)                                                                      304

================================================================================

26  | USAA EXTENDED MARKET INDEX FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------

      4,605   Retractable Technologies, Inc.(c)                                                 $      3
      7,565   Rockwell Medical, Inc.(c),(d)                                                           17
      1,779   SeaSpine Holdings Corp.(c)                                                              32
        154   SI-BONE, Inc.(c)                                                                         3
      4,449   Sientra, Inc.(c)                                                                        57
      4,334   STAAR Surgical Co.(c)                                                                  138
     12,951   STERIS plc                                                                           1,384
      2,327   Surmodics, Inc.(c)                                                                     110
      4,053   T2 Biosystems, Inc.(c)                                                                  12
      2,732   Tactile Systems Technology, Inc.(c)                                                    124
      8,784   Tandem Diabetes Care, Inc.(c)                                                          334
      7,208   Teleflex, Inc.                                                                       1,863
     26,908   TransEnterix, Inc.(c),(d)                                                               61
        662   Utah Medical Products, Inc.                                                             55
      5,658   Varex Imaging Corp.(c)                                                                 134
      7,494   ViewRay, Inc.(c)                                                                        45
      1,837   Viveve Medical, Inc.(c)                                                                  2
     11,434   West Pharmaceutical Services, Inc.                                                   1,121
     17,910   Wright Medical Group N.V.(c)                                                           487
                                                                                                --------
                                                                                                  21,236
                                                                                                --------
HEALTHCARE-SERVICES (1.5%)
      2,226   AAC Holdings, Inc.(c)                                                                    3
     14,112   Acadia Healthcare Co., Inc.(c)                                                         363
      1,286   Addus HomeCare Corp.(c)                                                                 87
      4,647   Amedisys, Inc.(c)                                                                      544
      4,619   American Renal Associates Holdings, Inc.(c)                                             53
      3,346   Apollo Medical Holdings, Inc.(c)                                                        66
     28,172   Brookdale Senior Living, Inc.(c)                                                       189
      4,670   Capital Senior Living Corp.(c)                                                          32
     22,205   Catalent, Inc.(c)                                                                      692
      1,597   Cellular Biomedicine Group, Inc.(c)                                                     28
      7,392   Charles River Laboratories International, Inc.(c)                                      837
      2,486   Chemed Corp.                                                                           704
      2,868   Civitas Solutions, Inc.(c)                                                              50
     17,321   Community Health Systems, Inc.(c)                                                       49
     15,180   Encompass Health Corp.                                                                 937
      8,076   Ensign Group, Inc.                                                                     313
      1,481   Evolus, Inc.(c)                                                                         18
     16,250   Five Star Senior Living, Inc.(c)                                                         8
      5,313   Genesis Healthcare, Inc.(c)                                                              6
      9,944   Invitae Corp.(c)                                                                       110
      4,647   LHC Group, Inc.(c)                                                                     436
      3,731   Magellan Health, Inc.(c)                                                               212
     14,693   MEDNAX, Inc.(c)                                                                        485
      3,998   Medpace Holdings, Inc.(c)                                                              212
      5,343   Miragen Therapeutics, Inc.(c)                                                           16
      9,700   Molina Healthcare, Inc.(c)                                                           1,127
      6,631   Natera, Inc.(c)                                                                         93
      1,472   National HealthCare Corp.                                                              116
      1,066   Neuronetics, Inc.(c)                                                                    21
      1,483   Providence Service Corp.(c)                                                             89
      1,320   Psychemedics Corp.                                                                      21
      4,330   Quorum Health Corp.(c)                                                                  13
     14,948   R1 RCM, Inc.(c)                                                                        119
      5,911   RadNet, Inc.(c)                                                                         60
     16,098   Select Medical Holdings Corp.(c)                                                       247
      3,215   Surgery Partners, Inc.(c)                                                               31
      9,327   Syneos Health, Inc.(c)                                                                 367
     10,667   Teladoc Health, Inc.(c)                                                                529
     12,189   Tenet Healthcare Corp.(c)                                                              209
      7,005   Tivity Health, Inc.(c)                                                                 174
      3,526   Triple-S Management Corp. "B"(c)                                                        61
      1,955   U.S. Physical Therapy, Inc.                                                            200
        151   Vapotherm, Inc.(c)                                                                       3
                                                                                                --------
                                                                                                   9,930
                                                                                                --------

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                                                  PORTFOLIO OF INVESTMENTS |  27

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
--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS/WARES (0.3%)
     16,442   ACCO Brands Corp.                                                                 $    112
      1,690   Central Garden & Pet Co.(c)                                                             58
      6,949   Central Garden & Pet Co. "A"(c)                                                        217
      1,461   CSS Industries, Inc.                                                                    13
      4,046   Helen of Troy Ltd.(c)                                                                  531
      5,075   Quanex Building Products Corp.                                                          69
      3,678   Rosetta Stone, Inc.(c)                                                                  60
      7,135   Spectrum Brands Holdings, Inc.                                                         301
      2,068   WD-40 Co.                                                                              379
                                                                                                --------
                                                                                                   1,740
                                                                                                --------
PHARMACEUTICALS (3.0%)
      6,998   AcelRx Pharmaceuticals, Inc.(c)                                                         16
      4,545   Achaogen, Inc.(c),(d)                                                                    6
      3,985   Aclaris Therapeutics, Inc.(c)                                                           29
      8,447   Actinium Pharmaceuticals, Inc.(c)                                                        3
      4,307   Adamas Pharmaceuticals, Inc.(c)                                                         37
      4,970   Adamis Pharmaceuticals Corp.(c),(d)                                                     11
      4,587   Aeglea BioTherapeutics, Inc.(c)                                                         34
      5,982   Aerie Pharmaceuticals, Inc.(c)                                                         216
      8,050   Agios Pharmaceuticals, Inc.(c)                                                         371
      5,551   Aimmune Therapeutics, Inc.(c)                                                          133
      2,216   Akcea Therapeutics, Inc.(c),(d)                                                         67
     13,674   Akebia Therapeutics, Inc.(c)                                                            76
     14,236   Akorn, Inc.(c)                                                                          48
      7,469   Alimera Sciences, Inc.(c)                                                                5
     24,167   Alkermes plc(c)                                                                        713
         48   Altimmune, Inc.(c)                                                                       -
     10,889   Amneal Pharmaceuticals, Inc.(c)                                                        147
      5,565   Amphastar Pharmaceuticals, Inc.(c)                                                     111
      8,902   Ampio Pharmaceuticals, Inc.(c)                                                           4
      2,272   Anika Therapeutics, Inc.(c)                                                             76
     26,095   Antares Pharma, Inc.(c)                                                                 71
      6,534   Apellis Pharmaceuticals, Inc.(c)                                                        86
      4,402   Aquinox Pharmaceuticals, Inc.(c)                                                        10
     31,950   Array BioPharma, Inc.(c)                                                               455
      9,157   Assertio Therapeutics, Inc.(c)                                                          33
      5,875   Athenex, Inc.(c)                                                                        75
     16,987   Athersys, Inc.(c)                                                                       24
      9,560   Bellicum Pharmaceuticals, Inc.(c)                                                       28
      8,009   BioDelivery Sciences International, Inc.(c)                                             30
      1,672   Bio-Path Holdings, Inc.(c)                                                               -
     20,256   BioScrip, Inc.(c)                                                                       72
        943   BioSpecifics Technologies Corp.(c)                                                      57
      1,426   Catalyst Biosciences, Inc.(c)                                                           11
     12,442   Catalyst Pharmaceuticals, Inc.(c)                                                       24
      6,599   Chiasma, Inc.(c)                                                                        21
      6,230   Chimerix, Inc.(c)                                                                       16
      8,681   Clovis Oncology, Inc.(c)                                                               156
      7,514   Coherus Biosciences, Inc.(c)                                                            68
      3,841   Collegium Pharmaceutical, Inc.(c)                                                       66
      4,930   Conatus Pharmaceuticals, Inc.(c)                                                         9
      2,663   Concert Pharmaceuticals, Inc.(c)                                                        33
      6,152   Corbus Pharmaceuticals Holdings, Inc.(c),(d)                                            36
     17,686   Corcept Therapeutics, Inc.(c)                                                          236
      7,588   CorMedix, Inc.(c),(d)                                                                   10

================================================================================

28  | USAA EXTENDED MARKET INDEX FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------

      3,721   Corvus Pharmaceuticals, Inc.(c)                                                   $     14
      4,500   Cumberland Pharmaceuticals, Inc.(c)                                                     28
      8,453   Cytokinetics, Inc.(c)                                                                   53
      5,933   Dermira, Inc.(c)                                                                        43
     13,950   DexCom, Inc.(c)                                                                      1,671
      8,127   Diplomat Pharmacy, Inc.(c)                                                             109
      1,914   Dova Pharmaceuticals, Inc.(c)                                                           15
     19,556   Durect Corp.(c)                                                                          9
      2,098   Eagle Pharmaceuticals, Inc.(c)                                                          85
      5,070   Elanco Animal Health, Inc.(c)                                                          160
      2,953   Eloxx Pharmaceuticals, Inc.(c)                                                          35
      2,510   Enanta Pharmaceuticals, Inc.(c)                                                        178
     30,244   Endo International plc(c)                                                              221
      1,535   Entasis Therapeutics Holdings, Inc.(c)                                                   6
      5,440   Flexion Therapeutics, Inc.(c)                                                           62
      4,551   G1 Therapeutics, Inc.(c)                                                                87
      5,878   Galectin Therapeutics, Inc.(c)                                                          20
      8,204   Global Blood Therapeutics, Inc.(c)                                                     337
        299   Heat Biologics, Inc.(c)                                                                  -
      5,727   Hemispherx Biopharma, Inc.(c)                                                            1
     16,193   Herbalife Nutrition Ltd.(c)                                                            955
     10,514   Heron Therapeutics, Inc.(c)                                                            273
        963   Heska Corp.(c)                                                                          83
      1,354   Histogenics Corp.(c)                                                                     -
     25,561   Horizon Pharma plc(c)                                                                  499
      1,494   Immune Design Corp.(c)                                                                   2
      3,557   Insys Therapeutics, Inc.(c)                                                             12
      4,458   Intellia Therapeutics, Inc.(c)                                                          61
      8,486   Intra-Cellular Therapies, Inc.(c)                                                       97
     22,499   Ironwood Pharmaceuticals, Inc.(c)                                                      233
      9,315   Jazz Pharmaceuticals plc(c)                                                          1,155
        875   Jounce Therapeutics, Inc.(c)                                                             3
     21,253   Kadmon Holdings, Inc.(c)                                                                44
      7,313   Kala Pharmaceuticals, Inc.(c)                                                           36
      3,279   KalVista Pharmaceuticals, Inc.(c)                                                       65
      2,306   Kodiak Sciences, Inc.(c)                                                                16
      6,101   Kura Oncology, Inc.(c)                                                                  86
      3,299   La Jolla Pharmaceutical Co.(c)                                                          31
      4,569   Lannett Co., Inc.(c)                                                                    23
      3,491   Lifevantage Corp.(c)                                                                    46
      5,425   Lipocine, Inc.(c)                                                                        7
      1,287   Madrigal Pharmaceuticals, Inc.(c)                                                      145
     12,778   Mallinckrodt plc(c)                                                                    202
        644   Mannatech, Inc.                                                                         12
     17,465   MannKind Corp.(c),(d)                                                                   19
      4,047   Marinus Pharmaceuticals, Inc.(c)                                                        12
      4,864   MediciNova, Inc.(c)                                                                     40
      9,754   Melinta Therapeutics, Inc.(c)                                                            8
      7,034   Minerva Neurosciences, Inc.(c)                                                          47
      5,272   Mirati Therapeutics, Inc.(c)                                                           224
     17,766   Momenta Pharmaceuticals, Inc.(c)                                                       196
      4,938   MyoKardia, Inc.(c)                                                                     241
      2,089   Natural Grocers by Vitamin Cottage, Inc.(c)                                             32
      1,354   Natural Health Trends Corp.                                                             25
     26,298   Navidea Biopharmaceuticals, Inc.(c)                                                      3

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                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------

      8,099   Neogen Corp.(c)                                                                   $    462
      2,984   Neos Therapeutics, Inc.(c)                                                               5
     13,929   Neurocrine Biosciences, Inc.(c)                                                        995
      3,033   Ocular Therapeutix, Inc.(c)                                                             12
      1,000   Odonate Therapeutics, Inc.(c)                                                           14
      9,287   Ohr Pharmaceutical, Inc.(c)                                                              1
      4,442   Ophthotech Corp.(c)                                                                      5
      1,169   Optinose, Inc.(c)                                                                        7
      4,071   Osiris Therapeutics, Inc.(c)                                                            55
      9,148   Owens & Minor, Inc.                                                                     58
      6,722   Pacira Pharmaceuticals, Inc.(c)                                                        289
      1,248   Pain Therapeutics, Inc.(c)                                                               1
      3,569   Paratek Pharmaceuticals, Inc.(c),(d)                                                    18
        763   Pernix Therapeutics Holdings, Inc.(c),(d)                                                -
      2,839   Phibro Animal Health Corp. "A"                                                          91
     10,050   Portola Pharmaceuticals, Inc.(c)                                                       196
      8,881   PRA Health Sciences, Inc.(c)                                                           817
      8,583   Premier, Inc. "A"(c)                                                                   321
      7,958   Prestige Consumer Healthcare, Inc.(c)                                                  246
        147   Principia Biopharma, Inc.(c)                                                             4
     10,933   Progenics Pharmaceuticals, Inc.(c)                                                      46
      1,296   Protagonist Therapeutics, Inc.(c)                                                        9
      1,374   Proteon Therapeutics, Inc.(c)                                                            3
      3,485   Proteostasis Therapeutics, Inc.(c)                                                      11
      5,934   Ra Pharmaceuticals, Inc.(c)                                                            108
      2,381   Reata Pharmaceuticals, Inc. "A"(c)                                                     134
      2,418   Recro Pharma, Inc.(c)                                                                   17
      2,771   Regulus Therapeutics, Inc.(c)                                                            3
         59   Reliv International, Inc.(c)                                                             -
      4,980   Revance Therapeutics, Inc.(c)                                                          100
      3,434   Rhythm Pharmaceuticals, Inc.(c)                                                         92
      2,922   Rocket Pharmaceuticals, Inc.(c)                                                         43
     10,428   Sarepta Therapeutics, Inc.(c)                                                        1,138
     14,773   Senseonics Holdings, Inc.(c),(d)                                                        38
      3,552   Seres Therapeutics, Inc.(c)                                                             16
      5,985   SIGA Technologies, Inc.(c)                                                              47
     10,396   Sorrento Therapeutics, Inc.(c),(d)                                                      25
      1,951   Spring Bank Pharmaceuticals, Inc.(c)                                                    20
      8,403   Supernus Pharmaceuticals, Inc.(c)                                                      279
      3,718   Syros Pharmaceuticals, Inc.(c)                                                          21
      6,994   Teligent, Inc.(c),(d)                                                                   10
      7,073   TESARO, Inc.(c)                                                                        525
      9,610   Tetraphase Pharmaceuticals, Inc.(c)                                                     11
     10,091   TG Therapeutics, Inc.(c),(d)                                                            41
     30,858   TherapeuticsMD, Inc.(c),(d)                                                            118
      3,672   Titan Pharmaceuticals, Inc.(c)                                                           1
         15   Tonix Pharmaceuticals Holding Corp.(c)                                                   -
      1,428   Tracon Pharmaceuticals, Inc.(c)                                                          1
      7,025   Trevena, Inc.(c)                                                                         3
      2,048   Tricida, Inc.(c)                                                                        48

================================================================================

30  | USAA EXTENDED MARKET INDEX FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
      2,297   USANA Health Sciences, Inc.(c)                                                    $    270
      9,363   Vanda Pharmaceuticals, Inc.(c)                                                         245
        739   Verrica Pharmaceuticals, Inc.(c)                                                         6
      3,761   Vital Therapies, Inc.(c)                                                                 1
      1,750   VIVUS, Inc.(c)                                                                           4
      3,638   Voyager Therapeutics, Inc.(c)                                                           34
      7,331   Xencor, Inc.(c)                                                                        265
      1,936   Xeris Pharmaceuticals, Inc.(c)                                                          33
      2,989   Zafgen, Inc.(c)                                                                         15
      6,014   Zogenix, Inc.(c)                                                                       219
      1,503   Zynerba Pharmaceuticals, Inc.(c)                                                         4
                                                                                                --------
                                                                                                  19,398
                                                                                                --------

              Total Consumer, Non-cyclical                                                       125,585
                                                                                                --------
ENERGY (3.6%)
-------------
COAL (0.2%)
      2,935   Advanced Emissions Solutions, Inc.                                                      31
      3,168   Arch Coal, Inc. "A"                                                                    263
      9,192   Cloud Peak Energy, Inc.(c)                                                               4
      4,032   CONSOL Energy, Inc.(c)                                                                 128
        455   Contura Energy, Inc.(c)                                                                 30
      1,809   Hallador Energy Co.                                                                      9
        799   NACCO Industries, Inc. "A"                                                              27
     11,154   Peabody Energy Corp.                                                                   340
      9,743   SunCoke Energy, Inc.(c)                                                                 83
      6,981   Warrior Met Coal, Inc.                                                                 168
                                                                                                --------
                                                                                                   1,083
                                                                                                --------
ENERGY-ALTERNATE SOURCES (0.3%)
      3,787   Aemetis, Inc.(c)                                                                         2
      4,745   Amyris, Inc.(c)                                                                         16
     15,034   Clean Energy Fuels Corp.(c)                                                             26
      8,240   Enphase Energy, Inc.(c),(d)                                                             39
     11,589   First Solar, Inc.(c)                                                                   492
      6,237   FuelCell Energy, Inc.(c),(d)                                                             3
      3,639   FutureFuel Corp.                                                                        58
      5,207   Green Plains, Inc.                                                                      68
         22   MagneGas Applied Technology Solutions, Inc.(c)                                           -
      1,146   Ocean Power Technologies, Inc.(c)                                                        -
      6,461   Pacific Ethanol, Inc.(c)                                                                 6
     13,384   Pattern Energy Group, Inc. "A"                                                         249
     38,979   Plug Power, Inc.(c),(d)                                                                 48
      5,292   Renewable Energy Group, Inc.(c)                                                        136
        921   REX American Resources Corp.(c)                                                         63
      6,962   SolarEdge Technologies, Inc.(c)                                                        244
     12,780   Sunrun, Inc.(c)                                                                        139
      4,851   Sunworks, Inc.(c)                                                                        1
     11,381   TerraForm Power, Inc. "A"                                                              128
      3,092   TPI Composites, Inc.(c)                                                                 76
      7,224   Vivint Solar, Inc.(c)                                                                   28
                                                                                                --------
                                                                                                   1,822
                                                                                                --------
OIL & GAS (1.9%)
     26,599   Abraxas Petroleum Corp.(c)                                                              29
        460   Adams Resources & Energy, Inc.                                                          18
     14,400   Alta Mesa Resources, Inc. "A"(c),(d)                                                    14
     35,800   Antero Resources Corp.(c)                                                              336
      5,719   Approach Resources, Inc.(c)                                                              5
      4,904   Barnwell Industries, Inc.(c)                                                             7
      2,487   Berry Petroleum Corp.                                                                   22
      2,943   Bonanza Creek Energy, Inc.(c)                                                           61
      6,858   California Resources Corp.(c)                                                          117
     36,839   Callon Petroleum Co.(c)                                                                239
     13,124   Carrizo Oil & Gas, Inc.(c)                                                             148

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     28,543   Centennial Resource Development, Inc. "A"(c)                                      $    315
      4,274   Chaparral Energy, Inc. "A"(c)                                                           21
    143,316   Chesapeake Energy Corp.(c),(d)                                                         301
     31,992   CNX Resources Corp.(c)                                                                 365
      2,950   Comstock Resources, Inc.(c)                                                             13
      4,568   Contango Oil & Gas Co.(c)                                                               15
     13,216   Continental Resources, Inc.(c)                                                         531
      4,506   CVR Energy, Inc.                                                                       155
     11,601   Delek U.S. Holdings, Inc.                                                              377
     68,813   Denbury Resources, Inc.(c)                                                             118
      9,726   Diamond Offshore Drilling, Inc.(c)                                                      92
      5,174   Earthstone Energy, Inc. "A"(c)                                                          23
     13,713   Eclipse Resources Corp.(c)                                                              14
     66,458   Ensco plc "A"(d)                                                                       237
      8,656   EP Energy Corp. "A"(c)                                                                   6
     39,309   EQT Corp.                                                                              743
      4,825   Evolution Petroleum Corp.                                                               33
     17,844   Extraction Oil & Gas, Inc.(c)                                                           77
      3,242   Falcon Minerals Corp.(c)                                                                28
     25,889   Gulfport Energy Corp.(c)                                                               170
     22,003   Halcon Resources Corp.(c),(d)                                                           37
        537   Harvest Natural Resources, Inc.(a),(b),(c),(i)                                           -
     16,900   HighPoint Resources Corp.(c)                                                            42
      5,104   Houston American Energy Corp.(c)                                                         1
        299   Isramco, Inc.(c)                                                                        35
      8,756   Jagged Peak Energy, Inc.(c)                                                             80
     40,497   Kosmos Energy Ltd.                                                                     165
     21,343   Laredo Petroleum, Inc.(c)                                                               77
      9,585   Lilis Energy, Inc.(c)                                                                   13
      5,226   Lonestar Resources U.S., Inc. "A"(c)                                                    19
     14,735   Magnolia Oil & Gas Corp.(c)                                                            165
      1,425   Mammoth Energy Services, Inc.                                                           26
     15,618   Matador Resources Co.(c)                                                               243
      3,505   Midstates Petroleum Co., Inc.(c)                                                        26
     25,471   Murphy Oil Corp.                                                                       596
      4,595   Murphy USA, Inc.(c)                                                                    352
     52,329   Nabors Industries Ltd.                                                                 105
     36,851   Noble Corp. plc(c)                                                                      97
     26,973   Northern Oil and Gas, Inc.(c)                                                           61
     40,499   Oasis Petroleum, Inc.(c)                                                               224
      3,182   Panhandle Oil and Gas, Inc. "A"                                                         49
      4,280   Par Pacific Holdings, Inc.(c)                                                           61
     40,727   Parsley Energy, Inc. "A"(c)                                                            651
     33,751   Patterson-UTI Energy, Inc.                                                             349
     18,364   PBF Energy, Inc. "A"                                                                   600
     10,482   PDC Energy, Inc.(c)                                                                    312
      2,039   Penn Virginia Corp.(c)                                                                 110
     36,814   QEP Resources, Inc.(c)                                                                 207
     31,918   Range Resources Corp.                                                                  305
      3,759   Resolute Energy Corp.(c),(d)                                                           109
      8,085   Ring Energy, Inc.(c)                                                                    41
      3,394   Roan Resources, Inc.(c)                                                                 28
     18,906   Rowan Companies plc "A"(c)                                                             159
      8,884   Sanchez Energy Corp.(c),(d)                                                              2
      5,487   SandRidge Energy, Inc.(c)                                                               42
      1,592   SilverBow Resources, Inc.(c)                                                            38
     15,834   SM Energy Co.                                                                          245
     87,220   Southwestern Energy Co.(c)                                                             297
     36,861   SRC Energy, Inc.(c)                                                                    173
      2,765   Talos Energy, Inc.(c)                                                                   45
     16,575   Tellurian, Inc.(c),(d)                                                                 115
     15,877   Torchlight Energy Resources, Inc.(c)                                                     9
     74,641   Transocean Ltd.(c)                                                                     518
      4,189   Trecora Resources(c)                                                                    33
     30,594   Ultra Petroleum Corp.(c)                                                                23
      8,312   Unit Corp.(c)                                                                          119
     10,701   VAALCO Energy, Inc.(c)                                                                  16
     16,320   W&T Offshore, Inc.(c)                                                                   67
     13,888   Whiting Petroleum Corp.(c)                                                             315
      3,979   WildHorse Resource Development Corp.(c)                                                 56
     60,467   WPX Energy, Inc.(c)                                                                    686
      9,032   Zion Oil & Gas, Inc.(c)                                                                  4
                                                                                                --------
                                                                                                  12,778
                                                                                                --------

================================================================================

32  | USAA EXTENDED MARKET INDEX FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
OIL & GAS SERVICES (0.6%)
     11,713   Apergy Corp.(c)                                                                   $    317
     21,300   Archrock, Inc.                                                                         160
      3,146   Basic Energy Services, Inc.(c)                                                          12
      5,197   Bristow Group, Inc.(c),(d)                                                              13
     10,271   C&J Energy Services, Inc.(c)                                                           139
      2,969   CARBO Ceramics, Inc.(c)                                                                 10
      6,788   Core Laboratories N.V.                                                                 405
      5,573   Dawson Geophysical Co.(c)                                                               19
      1,874   DMC Global, Inc.                                                                        66
      6,059   Dril-Quip, Inc.(c)                                                                     182
      2,473   Era Group, Inc.(c)                                                                      22
      5,172   Exterran Corp.(c)                                                                       92
      8,081   Flotek Industries, Inc.(c)                                                               9
     11,673   Forum Energy Technologies, Inc.(c)                                                      48
      9,047   Frank's International N.V. (c)                                                          47
      5,613   FTS International, Inc.(c)                                                              40
      2,032   Geospace Technologies Corp.(c)                                                          21
      2,513   Gulf Island Fabrication, Inc.                                                           18
     22,690   Helix Energy Solutions Group, Inc.(c)                                                  123
      6,135   Independence Contract Drilling, Inc.(c)                                                 19
      1,418   ION Geophysical Corp.(c)                                                                 7
      7,874   Keane Group, Inc.(c)                                                                    64
      2,315   Key Energy Services, Inc.(c)                                                             5
      3,157   KLX Energy Services Holdings, Inc.(c)                                                   74
      5,119   Liberty Oilfield Services, Inc. "A"                                                     66
      4,118   Matrix Service Co.(c)                                                                   74
     28,929   McDermott International, Inc.(c)                                                       189
      4,047   Mitcham Industries, Inc.(c)                                                             10
     14,516   MRC Global, Inc.(c)                                                                    178
      2,187   Natural Gas Services Group, Inc.(c)                                                     36
      2,191   NCS Multistage Holdings, Inc.(c)                                                        11
     13,319   Newpark Resources, Inc.(c)                                                              92
      2,240   Nine Energy Service, Inc.(c)                                                            50
     16,086   NOW, Inc.(c)                                                                           187
     14,799   Oceaneering International, Inc.(c)                                                     179
      9,156   Oil States International, Inc.(c)                                                      131
      1,452   PHI, Inc.(c)                                                                             3
     13,617   Pioneer Energy Services Corp.(c)                                                        17
     12,484   ProPetro Holding Corp.(c)                                                              154
      9,161   RPC, Inc.(d)                                                                            90
      2,530   SEACOR Holdings, Inc.(c)                                                                94
      7,949   Select Energy Services, Inc. "A"(c)                                                     50
      2,218   Smart Sand, Inc.(c),(d)                                                                  5
      2,914   Solaris Oilfield Infrastructure, Inc. "A"                                               35
     22,991   Superior Energy Services, Inc.(c)                                                       77
     23,714   TETRA Technologies, Inc.(c)                                                             40
      5,345   Thermon Group Holdings, Inc.(c)                                                        108
     12,423   U.S. Silica Holdings, Inc.,(d)                                                         126
      9,414   U.S. Well Services, Inc.(c)                                                             61
    158,970   Weatherford International plc(c)                                                        89
                                                                                                --------
                                                                                                   4,064
                                                                                                --------
PIPELINES (0.6%)
     34,137   Cheniere Energy, Inc.(c)                                                             2,021
     31,612   Equitrans Midstream Corp.(c)                                                           633
     10,186   SemGroup Corp. "A"                                                                     140
     34,606   Targa Resources Corp.                                                                1,246
                                                                                                --------
                                                                                                   4,040
                                                                                                --------
              Total Energy                                                                        23,787
                                                                                                --------
FINANCIAL (24.9%)
-----------------
BANKS (6.4%)
      2,766   1st Source Corp.                                                                       112
      2,130   Access National Corp.                                                                   45
        841   ACNB Corp.                                                                              33

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                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
      2,075   Allegiance Bancshares, Inc.(c)                                                    $     67
      2,285   Amalgamated Bank "A"                                                                    45
      1,447   American National Bankshares, Inc.                                                      42
      6,026   Ameris Bancorp                                                                         191
      2,125   Ames National Corp.                                                                     54
      1,807   Arrow Financial Corp.                                                                   58
     26,263   Associated Banc-Corp                                                                   520
      4,653   Atlantic Capital Bancshares, Inc.(c)                                                    76
      2,708   BancFirst Corp.                                                                        135
      2,345   Bancorp of New Jersey, Inc.(c)                                                          31
      9,211   Bancorp, Inc.(c)                                                                        73
     14,078   BancorpSouth Bank                                                                      368
      2,129   Bank of Commerce Holdings                                                               23
      6,623   Bank of Hawaii Corp.                                                                   446
      1,852   Bank of Marin Bancorp                                                                   76
        794   Bank of Princeton                                                                       22
     18,890   Bank OZK                                                                               431
     16,457   BankUnited, Inc.                                                                       493
        866   Bankwell Financial Group, Inc.                                                          25
      4,783   Banner Corp.                                                                           256
      2,588   Bar Harbor Bankshares                                                                   58
      3,436   BCB Bancorp, Inc.                                                                       36
      4,488   Blue Hills Bancorp, Inc.                                                                96
      4,857   BOK Financial Corp.                                                                    356
     12,591   Boston Private Financial Holdings, Inc.                                                133
      3,096   Bridge Bancorp, Inc.                                                                    79
      2,983   Bryn Mawr Bank Corp.                                                                   103
      1,702   Business First Bancshares, Inc.                                                         41
      2,432   Byline Bancorp, Inc.(c)                                                                 41
        452   C&F Financial Corp.                                                                     24
     12,630   Cadence BanCorp                                                                        212
        506   Cambridge Bancorp                                                                       42
      2,080   Camden National Corp.                                                                   75
      2,343   Capital City Bank Group, Inc.                                                           54
      1,129   Capstar Financial Holdings, Inc.                                                        17
      2,748   Carolina Financial Corp.                                                                81
     12,024   Cathay General Bancorp                                                                 403
      2,427   CBTX, Inc.                                                                              71
     11,439   CenterState Bank Corp.                                                                 241
      4,919   Central Pacific Financial Corp.                                                        120
      1,418   Central Valley Community Bancorp                                                        27
        547   Century Bancorp, Inc. "A"                                                               37
     10,846   Chemical Financial Corp.                                                               397
        529   Chemung Financial Corp.                                                                 22
     15,619   CIT Group, Inc.                                                                        598
      2,833   Citizens & Northern Corp.                                                               75
      2,469   City Holding Co.                                                                       167
      1,968   Civista Bancshares, Inc.                                                                34
      2,894   CNB Financial Corp.                                                                     66
      1,298   Codorus Valley Bancorp, Inc.                                                            28
        463   Colony Bankcorp, Inc.                                                                    7
     11,464   Columbia Banking System, Inc.                                                          416
     15,280   Commerce Bancshares, Inc.                                                              861
      7,777   Community Bank System, Inc.                                                            453
        629   Community Financial Corp.                                                               18
      2,821   Community Trust Bancorp, Inc.                                                          112
      4,852   ConnectOne Bancorp, Inc.                                                                90
        771   County Bancorp, Inc.                                                                    13
     10,101   Cullen/Frost Bankers, Inc.                                                             888
      4,665   Customers Bancorp, Inc.(c)                                                              85
     15,723   CVB Financial Corp.                                                                    318
      4,741   Eagle Bancorp, Inc.(c)                                                                 231
     22,470   East West Bancorp, Inc.                                                                978
      1,672   Enterprise Bancorp, Inc.                                                                54
      3,316   Enterprise Financial Services Corp.                                                    125
      1,761   Equity Bancshares, Inc. "A"(c)                                                          62
        666   Evans Bancorp, Inc.                                                                     22

================================================================================

34   | USAA EXTENDED MARKET INDEX FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
      1,226   Farmers & Merchants Bancorp, Inc.(d)                                              $     47
      3,624   Farmers National Banc Corp.                                                             46
      2,142   FB Financial Corp.                                                                      75
      7,651   FCB Financial Holdings, Inc. "A"(c)                                                    257
        441   Fidelity D&D Bancorp, Inc.                                                              28
      3,947   Fidelity Southern Corp.                                                                103
      2,741   Financial Institutions, Inc.                                                            70
      4,500   First Bancorp                                                                          147
     34,222   First BanCorp                                                                          294
      2,552   First Bancorp, Inc.                                                                     67
      2,436   First Bancshares, Inc.                                                                  74
      1,775   First Bank                                                                              22
      6,358   First Busey Corp.                                                                      156
      1,147   First Business Financial Services, Inc.                                                 22
      1,983   First Choice Bancorp                                                                    45
      1,460   First Citizens BancShares, Inc. "A"                                                    550
     16,472   First Commonwealth Financial Corp.                                                     199
      3,087   First Community Bankshares, Inc.                                                        97
      1,590   First Community Corp.                                                                   31
     15,366   First Financial Bancorp                                                                364
     10,240   First Financial Bankshares, Inc.                                                       591
      2,125   First Financial Corp.                                                                   85
      5,061   First Foundation, Inc.(c)                                                               65
        484   First Guaranty Bancshares, Inc.                                                         11
     13,884   First Hawaiian, Inc.                                                                   313
     50,252   First Horizon National Corp.                                                           661
      1,101   First Internet Bancorp                                                                  22
      4,331   First Interstate BancSystem, Inc. "A"                                                  158
      7,376   First Merchants Corp.                                                                  253
      1,269   First Mid-Illinois Bancshares, Inc.                                                     40
     15,829   First Midwest Bancorp, Inc.                                                            314
      1,641   First Northwest Bancorp                                                                 24
      4,315   First of Long Island Corp.                                                              86
      1,412   First United Corp.                                                                      22
      5,034   Flagstar Bancorp, Inc.(c)                                                              133
     49,170   FNB Corp.                                                                              484
      2,306   Franklin Financial Network, Inc.(c)                                                     61
     26,985   Fulton Financial Corp.                                                                 418
      3,628   German American Bancorp, Inc.                                                          101
     12,854   Glacier Bancorp, Inc.                                                                  509
      2,007   Great Southern Bancorp, Inc.                                                            92
      9,153   Great Western Bancorp, Inc.                                                            286
      3,427   Green Bancorp, Inc.                                                                     59
      4,287   Guaranty Bancorp                                                                        89
      1,322   Guaranty Bancshares, Inc.                                                               39
     13,077   Hancock Whitney Corp.                                                                  453
      5,135   Hanmi Financial Corp.                                                                  101
      6,258   HarborOne Bancorp, Inc.(c)                                                              99
      4,509   Heartland Financial USA, Inc.                                                          198
      5,501   Heritage Commerce Corp.                                                                 62
      4,642   Heritage Financial Corp.                                                               138
     12,181   Hilltop Holdings, Inc.                                                                 217
     25,070   Home BancShares, Inc.                                                                  410
      4,892   HomeStreet, Inc.(c)                                                                    104
     19,879   Hope Bancorp, Inc.                                                                     236
      5,895   Horizon Bancorp, Inc.                                                                   93
      2,886   Howard Bancorp, Inc.(c)                                                                 41
      8,635   IBERIABANK Corp.                                                                       555
      4,331   Independent Bank Corp.                                                                 304
      4,221   Independent Bank Corp.                                                                  89
      3,408   Independent Bank Group, Inc.                                                           156
      8,860   International Bancshares Corp.                                                         305
      1,219   Investar Holding Corp.                                                                  30
     16,033   Kearny Financial Corp.                                                                 206
      6,993   Lakeland Bancorp, Inc.                                                                 104
      4,198   Lakeland Financial Corp.                                                               169
      1,228   LCNB Corp.                                                                              19
      6,540   LegacyTexas Financial Group, Inc.                                                      210
      1,229   Limestone Bancorp, Inc.(c)                                                              17

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
      4,074   Live Oak Bancshares, Inc.                                                         $     60
      1,900   Luther Burbank Corp.                                                                    17
      6,531   Macatawa Bank Corp.                                                                     63
      2,452   Mackinac Financial Corp.                                                                33
     12,919   MB Financial, Inc.                                                                     512
      3,026   MBT Financial Corp.                                                                     28
      3,191   Mercantile Bank Corp.                                                                   90
      2,367   Merchants Bancorp                                                                       47
      4,452   Meta Financial Group, Inc.                                                              86
        507   Metropolitan Bank Holding Corp.(c)                                                      16
      1,274   Mid Penn Bancorp, Inc.                                                                  29
        463   Middlefield Banc Corp.                                                                  20
      2,571   Midland States Bancorp, Inc.                                                            57
      2,061   MidSouth Bancorp, Inc.                                                                  22
      1,932   MidWestOne Financial Group, Inc.                                                        48
      2,050   MVB Financial Corp.                                                                     37
      4,215   National Bank Holdings Corp. "A"                                                       130
      1,700   National Bankshares, Inc.                                                               62
      2,897   National Commerce Corp.(c)                                                             104
      6,847   NBT Bancorp, Inc.                                                                      237
      1,114   Nicolet Bankshares, Inc.(c)                                                             54
      1,140   Northeast Bancorp                                                                       19
      1,757   Northrim BanCorp, Inc.                                                                  58
      1,137   Norwood Financial Corp.                                                                 38
        501   Oak Valley Bancorp                                                                       9
      7,031   OFG Bancorp                                                                            116
      1,099   Ohio Valley Banc Corp.                                                                  39
      2,329   Old Line Bancshares, Inc.                                                               61
     22,847   Old National Bancorp                                                                   352
      4,887   Old Second Bancorp, Inc.                                                                64
      3,144   Opus Bank                                                                               62
         61   Origin Bancorp, Inc.                                                                     2
      2,093   Orrstown Financial Services, Inc.                                                       38
     18,773   PacWest Bancorp                                                                        625
      2,061   Park National Corp.                                                                    175
      1,216   Parke Bancorp, Inc.                                                                     23
      3,534   PCSB Financial Corp.                                                                    69
      2,519   Peapack Gladstone Financial Corp.                                                       63
      1,023   Penns Woods Bancorp, Inc.                                                               41
      1,646   Peoples Bancorp of North Carolina, Inc.                                                 40
      3,210   Peoples Bancorp, Inc.                                                                   97
        947   Peoples Financial Services Corp.                                                        42
      2,781   People's Utah Bancorp                                                                   84
     11,585   Pinnacle Financial Partners, Inc.                                                      534
      2,411   Ponce de Leon Federal Bank(c)                                                           31
     15,935   Popular, Inc.                                                                          752
      2,333   Preferred Bank                                                                         101
      1,118   Premier Financial Bancorp, Inc.                                                         17
     10,183   Prosperity Bancshares, Inc.                                                            634
      1,344   Provident Bancorp, Inc.(c)                                                              29
      2,381   QCR Holdings, Inc.                                                                      76
      1,574   RBB Bancorp                                                                             28
      1,600   Reliant Bancorp, Inc.                                                                   37
      7,816   Renasant Corp.                                                                         236
      1,667   Republic Bancorp, Inc. "A"                                                              65
      9,649   Republic First Bancorp, Inc.(c)                                                         58
      5,620   S&T Bancorp, Inc.                                                                      213
      5,313   Sandy Spring Bancorp, Inc.                                                             166
        807   SB One Bancorp                                                                          16
      7,343   Seacoast Banking Corp of Florida(c)                                                    191
      4,017   Select Bancorp, Inc.(c)                                                                 50
      7,126   ServisFirst Bancshares, Inc.                                                           227
      2,306   Shore Bancshares, Inc.                                                                  34

================================================================================

36  | USAA EXTENDED MARKET INDEX FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
      2,508   Sierra Bancorp                                                                    $     60
      8,414   Signature Bank                                                                         865
     13,788   Simmons First National Corp. "A"                                                       333
      1,070   SmartFinancial, Inc.(c)                                                                 20
      5,792   South State Corp.                                                                      347
        932   Southern First Bancshares, Inc.(c)                                                      30
      3,026   Southern National Bancorp of Virginia, Inc.                                             40
      5,304   Southside Bancshares, Inc.                                                             168
      2,722   Spirit of Texas Bancshares, Inc.(c)                                                     62
      5,894   State Bank Financial Corp.                                                             127
      2,100   Sterling Bancorp, Inc.                                                                  15
      3,828   Stock Yards Bancorp, Inc.                                                              126
      2,289   Summit Financial Group, Inc.                                                            44
     17,974   Synovus Financial Corp.                                                                575
     25,707   TCF Financial Corp.                                                                    501
      7,746   Texas Capital Bancshares, Inc.(c)                                                      396
      2,027   Tompkins Financial Corp.                                                               152
      9,809   Towne Bank                                                                             235
      4,037   TriCo Bancshares                                                                       136
      3,072   TriState Capital Holdings, Inc.(c)                                                      60
      4,276   Triumph Bancorp, Inc.(c)                                                               127
     14,741   TrustCo Bank Corp.                                                                     101
     10,227   Trustmark Corp.                                                                        291
      1,279   Two River Bancorp                                                                       20
      6,940   UMB Financial Corp.                                                                    423
     34,570   Umpqua Holdings Corp.                                                                  550
      9,455   Union Bankshares Corp.                                                                 267
        503   Union Bankshares, Inc.                                                                  24
      1,255   United Bancorp, Inc.                                                                    14
     16,539   United Bankshares, Inc.                                                                515
     13,007   United Community Banks, Inc.                                                           279
      4,213   United Security Bancshares                                                              40
      1,064   Unity Bancorp, Inc.                                                                     22
      4,547   Univest Corp. of Pennsylvania                                                           98
     53,165   Valley National Bancorp                                                                472
      4,486   Veritex Holdings, Inc.(c)                                                               96
      4,301   Walker & Dunlop, Inc.                                                                  186
      2,472   Washington Trust Bancorp, Inc.                                                         117
     14,117   Webster Financial Corp.                                                                696
      8,387   WesBanco, Inc.                                                                         308
      3,190   West Bancorporation, Inc.                                                               61
      4,025   Westamerica Bancorporation                                                             224
     15,095   Western Alliance Bancorp(c)                                                            596
      4,939   Western New England Bancorp, Inc.                                                       50
      8,746   Wintrust Financial Corp.                                                               582
                                                                                                --------
                                                                                                  41,830
                                                                                                --------
DIVERSIFIED FINANCIAL SERVICES (2.7%)
     14,722   Air Lease Corp.                                                                        445
      8,419   Aircastle Ltd.                                                                         145
     63,940   Ally Financial, Inc.                                                                 1,449
      1,818   Altisource Portfolio Solutions S.A.(c),(d)                                              41
      4,113   Arlington Asset Investment Corp. "A"                                                    30
      8,027   Artisan Partners Asset Management, Inc. "A"                                            177
        394   Ashford, Inc.(c)                                                                        20
        402   Associated Capital Group, Inc. "A"                                                      14
      1,501   Asta Funding, Inc.                                                                       6
        251   Atlanticus Holdings Corp.(c)                                                             1
     40,061   BGC Partners, Inc. "A"                                                                 207
      7,750   Blucora, Inc.(c)                                                                       206
      3,036   Cohen & Steers, Inc.                                                                   104
      6,987   Columbia Financial, Inc.(c)                                                            107
      5,716   Consumer Portfolio Services, Inc.(c)                                                    17
      4,324   Cowen, Inc.(c)                                                                          58

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
      1,948   Credit Acceptance Corp.(c)                                                        $    744
      1,905   Curo Group Holdings Corp.(c)                                                            18
        522   Diamond Hill Investment Group, Inc.                                                     78
     18,107   Eaton Vance Corp.                                                                      637
      3,609   Elevate Credit, Inc.(c)                                                                 16
      5,282   Ellie Mae, Inc.(c),(d)                                                                 332
      3,846   Encore Capital Group, Inc.(c)                                                           90
      4,701   Enova International, Inc.(c)                                                            91
      6,350   Evercore, Inc. "A"                                                                     454
      1,321   Federal Agricultural Mortgage Corp. "C"                                                 80
     14,961   Federated Investors, Inc. "B"                                                          397
      2,420   Focus Financial Partners, Inc. "A"(c)                                                   64
      1,209   FRP Holdings, Inc.(c)                                                                   56
      3,488   GAIN Capital Holdings, Inc.                                                             21
      1,570   GAMCO Investors, Inc. "A"                                                               26
      6,535   Granite Point Mortgage Trust, Inc.                                                     118
      4,587   Great Elm Capital Group, Inc.(c)                                                        15
      4,276   Greenhill & Co., Inc.                                                                  104
      2,610   Hamilton Lane, Inc. "A"                                                                 97
      8,464   Hannon Armstrong Sustainable Infrastructure Capital, Inc.                              161
      5,248   Houlihan Lokey, Inc.                                                                   193
      1,830   Impac Mortgage Holdings, Inc.(c)                                                         7
     11,521   Interactive Brokers Group, Inc. "A"                                                    630
      2,537   INTL. FCStone, Inc.(c)                                                                  93
      5,189   Investment Technology Group, Inc.                                                      157
     25,865   Janus Henderson Group plc                                                              536
     20,288   Ladenburg Thalmann Financial Services, Inc.                                             47
     20,140   Lazard Ltd. "A"                                                                        743
     13,239   Legg Mason, Inc.                                                                       338
     70,999   LendingClub Corp.(c)                                                                   187
      1,214   LendingTree, Inc.(c)                                                                   267
     13,493   LPL Financial Holdings, Inc.                                                           824
      1,640   Marlin Business Services Corp.                                                          37
      7,330   Moelis & Co. "A"                                                                       252
      4,610   Mr Cooper Group, Inc.(c)                                                                54
     36,259   Navient Corp.                                                                          319
      3,474   Nelnet, Inc. "A"                                                                       182
     16,212   Ocwen Financial Corp.(c)                                                                22
      6,601   On Deck Capital, Inc.(c)                                                                39
     11,075   OneMain Holdings, Inc.(c)                                                              269
      1,705   Oppenheimer Holdings, Inc. "A"                                                          44
     10,548   PennyMac Financial Services, Inc.                                                      224
      2,366   Piper Jaffray Companies                                                                156
      2,864   PJT Partners, Inc. "A"                                                                 111
      7,260   PRA Group, Inc.(c)                                                                     177
      3,173   Pzena Investment Management, Inc. "A"                                                   27
      1,727   Regional Management Corp.(c)                                                            41
     17,383   Santander Consumer USA Holdings, Inc.                                                  306
     20,493   SEI Investments Co.                                                                    947
     67,458   SLM Corp.(c)                                                                           561
     11,050   Stifel Financial Corp.                                                                 458
     41,467   TD Ameritrade Holding Corp.                                                          2,030
      5,678   TPG RE Finance Trust, Inc.                                                             104
      4,302   U.S. Global Investors, Inc. "A"                                                          5
      9,943   Virtu Financial, Inc. "A"                                                              256
      1,153   Virtus Investment Partners, Inc.                                                        92
     12,521   Waddell & Reed Financial, Inc. "A"                                                     226

================================================================================

38  | USAA EXTENDED MARKET INDEX FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------

      5,921   WageWorks, Inc.(c)                                                                $    161
      1,466   Westwood Holdings Group, Inc.                                                           50
     17,278   WisdomTree Investments, Inc.                                                           115
      1,064   World Acceptance Corp.(c)                                                              109
                                                                                                --------
                                                                                                  18,022
                                                                                                --------
INSURANCE (4.6%)
      2,289   Alleghany Corp.                                                                      1,427
      6,380   Ambac Financial Group, Inc.(c)                                                         110
     13,679   American Equity Investment Life Holding Co.                                            382
     10,959   American Financial Group, Inc.                                                         992
      1,402   American National Insurance Co.                                                        178
      3,104   AMERISAFE, Inc.                                                                        176
     61,519   Arch Capital Group Ltd.(c)                                                           1,644
      5,252   Argo Group International Holdings Ltd.                                                 353
      9,432   Aspen Insurance Holdings Ltd.                                                          396
     16,653   Assured Guaranty Ltd.                                                                  637
     19,658   Athene Holding Ltd. "A"(c)                                                             783
      2,927   Atlantic American Corp.                                                                  7
     20,663   AXA Equitable Holdings, Inc.                                                           344
     12,768   Axis Capital Holdings Ltd.                                                             659
     35,892   Brown & Brown, Inc.                                                                    989
      8,213   Citizens, Inc.(c)                                                                       62
      4,047   CNA Financial Corp.                                                                    179
     25,239   CNO Financial Group, Inc.                                                              376
      3,693   Crawford & Co. "B"                                                                      33
      2,337   Donegal Group, Inc. "A"                                                                 32
      2,920   eHealth, Inc.(c)                                                                       112
      1,652   EMC Insurance Group, Inc.                                                               53
      5,205   Employers Holdings, Inc.                                                               218
      2,408   Enstar Group Ltd.(c)                                                                   404
      3,061   Erie Indemnity Co. "A"                                                                 408
     15,699   Essent Group Ltd.(c)                                                                   537
      1,787   FBL Financial Group, Inc. "A"                                                          117
      2,537   FedNat Holding Co.                                                                      51
     28,600   FGL Holdings(c)                                                                        190
     42,373   Fidelity National Financial, Inc.                                                    1,332
     17,443   First American Financial Corp.                                                         779
     81,462   Genworth Financial, Inc. "A"(c)                                                        380
      1,701   Global Indemnity Ltd.                                                                   62
      1,663   Goosehead Insurance, Inc. "A"(c)                                                        44
      5,039   Greenlight Capital Re Ltd. "A"(c)                                                       43
      6,516   Hanover Insurance Group, Inc.                                                          761
      1,768   HCI Group, Inc.                                                                         90
      2,459   Health Insurance Innovations, Inc. "A"(c),(d)                                           66
      4,282   Heritage Insurance Holdings, Inc.                                                       63
      6,108   Horace Mann Educators Corp.                                                            229
      1,003   Independence Holding Co.                                                                35
        214   Investors Title Co.                                                                     38
      5,148   James River Group Holdings Ltd.                                                        188
      9,575   Kemper Corp.                                                                           636
      1,272   Kingstone Companies, Inc.                                                               22
      2,771   Kinsale Capital Group, Inc.                                                            154
     11,098   Maiden Holdings Ltd.                                                                    18
      2,171   Markel Corp.(c)                                                                      2,254
     15,602   MBIA, Inc.(c)                                                                          139
      4,216   Mercury General Corp.                                                                  218
     55,562   MGIC Investment Corp.(c)                                                               581
      9,620   National General Holdings Corp.                                                        233
        376   National Western Life Group, Inc. "A"                                                  113
      3,594   Navigators Group, Inc.                                                                 250

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                                                  PORTFOLIO OF INVESTMENTS |  39

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
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                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------

      1,366   NI Holdings, Inc.(c)                                                              $     21
      9,420   NMI Holdings, Inc. "A"(c)                                                              168
     44,100   Old Republic International Corp.                                                       907
      6,607   Primerica, Inc.                                                                        646
      7,994   ProAssurance Corp.                                                                     324
      2,261   Protective Insurance Corp. "B"                                                          38
     33,786   Radian Group, Inc.                                                                     553
      9,746   Reinsurance Group of America, Inc.                                                   1,367
      6,266   RenaissanceRe Holdings Ltd.                                                            838
      6,231   RLI Corp.                                                                              430
      2,336   Safety Insurance Group, Inc.                                                           191
      9,298   Selective Insurance Group, Inc.                                                        567
      2,450   State Auto Financial Corp.                                                              83
      3,587   Stewart Information Services Corp.                                                     148
     12,602   Third Point Reinsurance Ltd.(c)                                                        121
      2,551   Tiptree, Inc.                                                                           14
      3,225   Trupanion, Inc.(c),(d)                                                                  82
      3,306   United Fire Group, Inc.                                                                183
      3,080   United Insurance Holdings Corp.                                                         51
      4,997   Universal Insurance Holdings, Inc.                                                     189
     24,633   Voya Financial, Inc.                                                                   989
        513   White Mountains Insurance Group Ltd.                                                   440
     14,761   WR Berkley Corp.                                                                     1,091
                                                                                                --------
                                                                                                  30,018
                                                                                                --------
INVESTMENT COMPANIES (0.0%)
      3,079   B. Riley Financial, Inc.                                                                44
        991   Bain Capital Specialty Finance, Inc.                                                    16
      1,486   Rafael Holdings, Inc. "B"(c)                                                            12
                                                                                                --------
                                                                                                      72
                                                                                                --------
PRIVATE EQUITY (0.3%)
     20,399   Kennedy-Wilson Holdings, Inc.                                                          371
     81,834   KKR & Co., Inc. "A"                                                                  1,607
      4,085   Safeguard Scientifics, Inc.(c)                                                          35
      1,800   Victory Capital Holdings, Inc. "A"(c)                                                   18
                                                                                                --------
                                                                                                   2,031
                                                                                                --------
REAL ESTATE (0.5%)
     10,584   Alexander & Baldwin, Inc.                                                              194
      1,631   American Realty Investors, Inc.(c)                                                      20
      1,011   Consolidated-Tomoka Land Co.                                                            53
      4,638   Essential Properties Realty Trust, Inc.                                                 64
      4,711   eXp World Holdings, Inc.(c),(d)                                                         33
      5,867   Farmland Partners, Inc.                                                                 27
      1,509   Forestar Group, Inc.(c)                                                                 21
      1,073   Griffin Industrial Realty, Inc.                                                         34
      5,858   HFF, Inc. "A"                                                                          194
      6,183   Howard Hughes Corp.(c)                                                                 604
      7,034   Jones Lang LaSalle, Inc.                                                               890
      3,803   Marcus & Millichap, Inc.(c)                                                            131
      2,281   Maui Land & Pineapple Co., Inc.(c)                                                      23
      3,639   McGrath RentCorp                                                                       187
     23,316   Newmark Group, Inc. "A"                                                                187
      2,929   RE/MAX Holdings, Inc. "A"                                                               90
     19,073   Realogy Holdings Corp.(d)                                                              280
     10,403   Redfin Corp.(c),(d)                                                                    150
      1,340   RMR Group, Inc. "A"                                                                     71
      1,418   Safety, Income & Growth, Inc.                                                           27
        511   Stratus Properties, Inc.(c)                                                             12
      1,093   Trinity Place Holdings, Inc.(c)                                                          5
                                                                                                --------
                                                                                                   3,297
                                                                                                --------

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40  | USAA EXTENDED MARKET INDEX FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
REITS (9.5%)
     12,259   Acadia Realty Trust                                                               $    291
      4,544   AG Mortgage Investment Trust, Inc.                                                      72
     80,216   AGNC Investment Corp.(e)                                                             1,407
      5,661   Agree Realty Corp.                                                                     335
        553   Alexander's, Inc.                                                                      169
      5,835   American Assets Trust, Inc.                                                            234
     21,380   American Campus Communities, Inc.                                                      885
      6,924   American Finance Trust, Inc.(d)                                                         92
     39,402   American Homes 4 Rent "A"                                                              782
      8,321   Americold Realty Trust                                                                 213
    200,306   Annaly Capital Management, Inc.                                                      1,967
     16,369   Anworth Mortgage Asset Corp.                                                            66
     17,452   Apollo Commercial Real Estate Finance, Inc.                                            291
     32,853   Apple Hospitality REIT, Inc.                                                           468
      9,585   Arbor Realty Trust, Inc.                                                                97
      4,921   Ares Commercial Real Estate Corp.                                                       64
      7,680   Armada Hoffler Properties, Inc.                                                        108
      5,832   ARMOUR Residential REIT, Inc.                                                          120
     13,385   Ashford Hospitality Trust, Inc.                                                         54
     18,813   Blackstone Mortgage Trust, Inc. "A"                                                    599
      4,733   Bluerock Residential Growth REIT, Inc.                                                  43
      5,078   Braemar Hotels & Resorts, Inc.                                                          45
     27,407   Brandywine Realty Trust                                                                353
     47,285   Brixmor Property Group, Inc.                                                           695
      3,601   BRT Apartments Corp.                                                                    41
     14,276   Camden Property Trust                                                                1,257
     13,401   Capstead Mortgage Corp.                                                                 89
     12,118   CareTrust REIT, Inc.                                                                   224
      7,387   CatchMark Timber Trust, Inc. "A"                                                        52
     25,400   CBL & Associates Properties, Inc.(d)                                                    49
     12,109   Cedar Realty Trust, Inc.                                                                38
      6,442   Chatham Lodging Trust                                                                  114
      1,626   Cherry Hill Mortgage Investment Corp.                                                   29
      8,980   Chesapeake Lodging Trust                                                               219
     28,744   Chimera Investment Corp.                                                               512
      2,998   CIM Commercial Trust Corp.                                                              46
      5,013   City Office REIT, Inc.                                                                  51
      3,981   Clipper Realty, Inc.                                                                    52
     75,156   Colony Capital, Inc.                                                                   352
     14,156   Colony Credit Real Estate, Inc.                                                        224
     18,064   Columbia Property Trust, Inc.                                                          350
      2,796   Community Healthcare Trust, Inc.                                                        81
        151   Condor Hospitality Trust, Inc.                                                           1
     17,915   CoreCivic, Inc.                                                                        319
      2,295   CorEnergy Infrastructure Trust, Inc.(d)                                                 76
      6,237   CorePoint Lodging, Inc.                                                                 76
      5,628   CoreSite Realty Corp.                                                                  491
     17,640   Corporate Office Properties Trust                                                      371
     65,203   Cousins Properties, Inc.                                                               515
     27,793   CubeSmart                                                                              797
     16,415   CyrusOne, Inc.                                                                         868
     31,613   DiamondRock Hospitality Co.                                                            287
     24,612   Douglas Emmett, Inc.                                                                   840
      9,436   Dynex Capital, Inc.                                                                     54
      9,266   Easterly Government Properties, Inc.                                                   145
      5,483   EastGroup Properties, Inc.                                                             503
     21,744   Empire State Realty Trust, Inc. "A"                                                    309
     11,087   EPR Properties                                                                         710

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                                                  PORTFOLIO OF INVESTMENTS |  41

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
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                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     18,620   Equity Commonwealth                                                               $    559
     13,647   Equity LifeStyle Properties, Inc.                                                    1,326
      5,570   Exantas Capital Corp.                                                                   56
     19,315   First Industrial Realty Trust, Inc.                                                    557
     10,273   Four Corners Property Trust, Inc.                                                      269
     15,738   Franklin Street Properties Corp.                                                        98
      9,073   Front Yard Residential Corp.                                                            79
     31,105   Gaming and Leisure Properties, Inc.                                                  1,005
     18,701   GEO Group, Inc.                                                                        368
      5,811   Getty Realty Corp.                                                                     171
      5,033   Gladstone Commercial Corp.                                                              90
      1,785   Gladstone Land Corp.                                                                    20
      2,946   Global Medical REIT, Inc.                                                               26
     11,174   Global Net Lease, Inc.                                                                 197
     14,908   Government Properties Income Trust(d)                                                  102
      2,174   Great Ajax Corp.                                                                        26
     19,124   Healthcare Realty Trust, Inc.                                                          544
     31,565   Healthcare Trust of America, Inc. "A"                                                  799
      6,587   Hersha Hospitality Trust                                                               116
     15,935   Highwoods Properties, Inc.                                                             617
     25,197   Hospitality Properties Trust                                                           602
     23,986   Hudson Pacific Properties, Inc.                                                        697
     13,622   Independence Realty Trust, Inc.                                                        125
     10,166   Industrial Logistics Properties Trust(d)                                               200
      6,218   InfraREIT, Inc.(c)                                                                     131
      1,468   Innovative Industrial Properties, Inc.                                                  67
     16,844   Invesco Mortgage Capital, Inc.                                                         244
      1,981   Investors Real Estate Trust                                                             97
     45,415   Invitation Homes, Inc.                                                                 912
     11,959   iStar, Inc.                                                                            110
     17,269   JBG SMITH Properties                                                                   601
      3,667   Jernigan Capital, Inc.                                                                  73
     15,108   Kilroy Realty Corp.                                                                    950
     12,411   Kite Realty Group Trust                                                                175
      2,907   KKR Real Estate Finance Trust, Inc.                                                     56
     11,845   Ladder Capital Corp.                                                                   183
     12,881   Lamar Advertising Co. "A"                                                              891
     31,494   Lexington Realty Trust                                                                 259
     22,648   Liberty Property Trust                                                                 948
      7,129   Life Storage, Inc.                                                                     663
      6,172   LTC Properties, Inc.                                                                   257
     13,234   Mack-Cali Realty Corp.                                                                 259
      4,425   MedEquities Realty Trust, Inc.                                                          30
     55,582   Medical Properties Trust, Inc.                                                         894
     72,142   MFA Financial, Inc.                                                                    482
     15,212   Monmouth Real Estate Investment Corp.                                                  189
      6,782   National Health Investors, Inc.                                                        512
     24,079   National Retail Properties, Inc.                                                     1,168
      8,526   National Storage Affiliates Trust                                                      226
     57,753   New Residential Investment Corp.                                                       821
     14,071   New Senior Investment Group, Inc.                                                       58
     26,476   New York Mortgage Trust, Inc.                                                          156
      3,248   NexPoint Residential Trust, Inc.                                                       114
      5,966   NorthStar Realty Europe Corp.                                                           87
     30,915   Omega Healthcare Investors, Inc.                                                     1,087
      2,978   One Liberty Properties, Inc.                                                            72
      7,148   Orchid Island Capital, Inc.                                                             46
     22,277   Outfront Media, Inc.                                                                   404

================================================================================

42  | USAA EXTENDED MARKET INDEX FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------

      1,554   Owens Realty Mortgage, Inc.                                                       $     29
     33,090   Paramount Group, Inc.                                                                  416
     31,428   Park Hotels & Resorts, Inc.                                                            817
     20,541   Pebblebrook Hotel Trust                                                                582
     10,348   Pennsylvania Real Estate Investment Trust                                               61
     10,450   PennyMac Mortgage Investment Trust                                                     195
     27,835   Physicians Realty Trust                                                                446
     19,792   Piedmont Office Realty Trust, Inc. "A"                                                 337
     10,058   PotlatchDeltic Corp.                                                                   318
      6,566   Preferred Apartment Communities, Inc. "A"                                               92
      3,004   PS Business Parks, Inc.                                                                394
      7,599   QTS Realty Trust, Inc. "A"                                                             282
     19,841   Rayonier, Inc.                                                                         549
      2,183   Ready Capital Corp.(i)                                                                  30
     12,292   Redwood Trust, Inc.                                                                    185
      7,324   Regional Health Properties, Inc.(c)                                                      1
     18,131   Retail Opportunity Investments Corp.                                                   288
     32,927   Retail Properties of America, Inc. "A"                                                 357
      2,434   Retail Value, Inc.                                                                      62
     14,025   Rexford Industrial Realty, Inc.                                                        413
     27,386   RLJ Lodging Trust                                                                      449
     12,330   RPT Realty                                                                             147
      7,868   Ryman Hospitality Properties, Inc.                                                     525
     27,219   Sabra Health Care REIT, Inc.                                                           449
      1,841   Saul Centers, Inc.                                                                      87
     14,858   Select Income REIT                                                                     109
     36,130   Senior Housing Properties Trust                                                        423
      4,194   Seritage Growth Properties "A"(d)                                                      136
     22,410   SITE Centers Corp.                                                                     248
      6,802   Spirit MTA REIT                                                                         48
     13,605   Spirit Realty Capital, Inc.                                                            480
     16,047   STAG Industrial, Inc.                                                                  399
     41,657   Starwood Property Trust, Inc.                                                          821
     28,521   STORE Capital Corp.                                                                    807
     16,267   Summit Hotel Properties, Inc.                                                          158
     13,212   Sun Communities, Inc.                                                                1,344
     34,433   Sunstone Hotel Investors, Inc.                                                         448
     15,295   Tanger Factory Outlet Centers, Inc.                                                    309
      9,740   Taubman Centers, Inc.                                                                  443
      9,534   Terreno Realty Corp.                                                                   335
      9,154   Tier REIT, Inc.                                                                        189
     37,702   Two Harbors Investment Corp.                                                           484
      5,693   UMH Properties, Inc.                                                                    67
     26,939   Uniti Group, Inc.(c)                                                                   419
      2,237   Universal Health Realty Income Trust                                                   137
     16,094   Urban Edge Properties                                                                  267
      4,981   Urstadt Biddle Properties, Inc. "A"                                                     96
    148,152   VEREIT, Inc.                                                                         1,059
     57,064   VICI Properties, Inc.                                                                1,072
     30,002   Washington Prime Group, Inc.                                                           146
     11,952   Washington Real Estate Investment Trust                                                275
     18,323   Weingarten Realty Investors                                                            455
      7,954   Western Asset Mortgage Capital Corp.                                                    66
      7,047   Whitestone REIT                                                                         86
     24,457   WP Carey, Inc.                                                                       1,598
     17,434   Xenia Hotels & Resorts, Inc.                                                           300
                                                                                                --------
                                                                                                  62,198
                                                                                                --------
SAVINGS & LOANS (0.9%)
      8,936   Axos Financial, Inc.(c)                                                                225
      7,769   Banc of California, Inc.                                                               103

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                                                  PORTFOLIO OF INVESTMENTS |  43

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
--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
      3,939   BankFinancial Corp.                                                               $     59
     12,021   Beneficial Bancorp, Inc.                                                               172
      6,816   Berkshire Hills Bancorp, Inc.                                                          184
     11,463   Brookline Bancorp, Inc.                                                                158
      1,189   BSB Bancorp, Inc.(c)                                                                    33
     21,111   Capitol Federal Financial, Inc.                                                        270
      3,073   Community Bankers Trust Corp.(c)                                                        22
      5,246   Dime Community Bancshares, Inc.                                                         89
        954   Entegra Financial Corp.(c)                                                              20
      3,300   ESSA Bancorp, Inc.                                                                      52
        152   First Capital, Inc.                                                                      6
      3,366   First Defiance Financial Corp.                                                          82
      2,323   First Financial Northwest, Inc.                                                         36
      4,602   Flushing Financial Corp.                                                                99
        435   FS Bancorp, Inc.                                                                        19
        211   Hingham Institution for Savings                                                         42
      1,907   HMN Financial, Inc.(c)                                                                  37
      1,217   Home Bancorp, Inc.                                                                      43
      3,223   HomeTrust Bancshares, Inc.                                                              84
     37,484   Investors Bancorp, Inc.                                                                390
        914   Malvern Bancorp, Inc.(c)                                                                18
      8,210   Meridian Bancorp, Inc.                                                                 118
      1,697   MutualFirst Financial, Inc.                                                             45
     75,733   New York Community Bancorp, Inc.                                                       713
      7,214   Northfield Bancorp, Inc.                                                                98
     16,275   Northwest Bancshares, Inc.                                                             276
      7,621   OceanFirst Financial Corp.                                                             172
      6,851   Oritani Financial Corp.                                                                101
      7,562   Pacific Premier Bancorp, Inc.(c)                                                       193
      2,303   Provident Financial Holdings, Inc.                                                      36
      9,234   Provident Financial Services, Inc.                                                     223
      5,394   Riverview Bancorp, Inc.                                                                 39
      1,546   SI Financial Group, Inc.                                                                20
        983   Southern Missouri Bancorp, Inc.                                                         33
     34,986   Sterling Bancorp                                                                       578
      2,198   Territorial Bancorp, Inc.                                                               57
      8,236   TFS Financial Corp.                                                                    133
        852   Timberland Bancorp, Inc.                                                                19
      9,075   United Community Financial Corp.                                                        80
      8,517   United Financial Bancorp, Inc.                                                         125
     12,821   Washington Federal, Inc.                                                               342
      4,794   Waterstone Financial, Inc.                                                              80
      4,623   WSFS Financial Corp.                                                                   175
                                                                                                --------
                                                                                                   5,899
                                                                                                --------
              Total Financial                                                                    163,367
                                                                                                --------
INDUSTRIAL (12.7%)
------------------
AEROSPACE/DEFENSE (1.2%)
      4,851   AAR Corp.                                                                              181
     11,222   Aerojet Rocketdyne Holdings, Inc.(c)                                                   395
      3,384   Aerovironment, Inc.(c)                                                                 230
      4,154   Astronics Corp.(c)                                                                     126
      7,221   Barnes Group, Inc.                                                                     387
      2,281   CPI Aerostructures, Inc.(c)                                                             15
      6,910   Curtiss-Wright Corp.                                                                   706
      1,874   Ducommun, Inc.(c)                                                                       68
      4,222   Esterline Technologies Corp.(c)                                                        513
      6,460   HEICO Corp.                                                                            500
     10,883   HEICO Corp. "A"                                                                        686
      4,600   Innovative Solutions & Support, Inc.(c)                                                 10
      4,613   Kaman Corp.                                                                            259
     12,478   Kratos Defense & Security Solutions, Inc.(c)                                           176
      4,945   Moog, Inc. "A"                                                                         383
      5,371   MSA Safety, Inc.                                                                       506
        790   National Presto Industries, Inc.                                                        92
     16,362   Spirit AeroSystems Holdings, Inc. "A"                                                1,180

================================================================================

44  | USAA EXTENDED MARKET INDEX FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------

      5,495   Teledyne Technologies, Inc.(c)                                                    $  1,138
      7,487   Triumph Group, Inc.                                                                     86
      8,960   Wesco Aircraft Holdings, Inc.(c)                                                        71
                                                                                                --------
                                                                                                   7,708
                                                                                                --------
BUILDING MATERIALS (1.1%)
      6,524   AAON, Inc.                                                                             229
      2,705   American Woodmark Corp.(c)                                                             151
      4,823   Apogee Enterprises, Inc.                                                               144
      4,145   Armstrong Flooring, Inc.(c)                                                             49
      8,107   Armstrong World Industries, Inc.                                                       472
      5,862   Boise Cascade Co.                                                                      140
      4,880   Broadwind Energy, Inc.(c)                                                                6
     18,770   Builders FirstSource, Inc.(c)                                                          205
      6,349   Continental Building Products, Inc.(c)                                                 162
      7,323   Eagle Materials, Inc.                                                                  447
      4,423   Energy Focus, Inc.(c)                                                                    3
      2,885   Forterra, Inc.(c)                                                                       11
      5,276   Gibraltar Industries, Inc.(c)                                                          188
      4,996   Griffon Corp.                                                                           52
     10,473   JELD-WEN Holding, Inc.(c)                                                              149
      5,554   Lennox International, Inc.                                                           1,215
     21,882   Louisiana-Pacific Corp.                                                                486
      4,195   LSI Industries, Inc.                                                                    13
      4,241   Masonite International Corp.(c)                                                        190
      6,628   NCI Building Systems, Inc.(c)                                                           48
     17,282   Owens Corning                                                                          760
      3,589   Patrick Industries, Inc.(c)                                                            106
      9,965   PGT Innovations, Inc.(c)                                                               158
      5,552   Research Frontiers, Inc.(c),(d)                                                          9
      6,383   Simpson Manufacturing Co., Inc.                                                        345
     17,224   Summit Materials, Inc. "A"(c)                                                          214
      1,236   Tecogen, Inc.(c)                                                                         4
      9,004   Trex Co., Inc.(c)                                                                      534
      2,627   U.S. Concrete, Inc.(c)                                                                  93
     10,039   Universal Forest Products, Inc.                                                        261
     13,061   USG Corp.                                                                              557
                                                                                                --------
                                                                                                   7,401
                                                                                                --------
ELECTRICAL COMPONENTS & EQUIPMENT (0.8%)
      6,264   Acuity Brands, Inc.                                                                    720
      4,720   American Superconductor Corp.(c)                                                        53
      6,483   Belden, Inc.                                                                           271
      3,678   Capstone Turbine Corp.(c)                                                                2
      3,537   Encore Wire Corp.                                                                      178
      9,047   Energizer Holdings, Inc.                                                               408
      2,400   Energous Corp.(c),(d)                                                                   14
      6,551   EnerSys                                                                                508
      9,504   Generac Holdings, Inc.(c)                                                              472
      1,902   Graham Corp.                                                                            43
      8,417   Hubbell, Inc.                                                                          836
      2,808   Insteel Industries, Inc.                                                                68
      3,818   Littelfuse, Inc.                                                                       655
      1,369   nLight, Inc.(c)                                                                         24
      5,098   Novanta, Inc.(c)                                                                       321
      7,855   Orion Energy Systems, Inc.(c)                                                            5
      1,398   Powell Industries, Inc.                                                                 35
      6,490   SPX Corp.(c)                                                                           182
      9,200   SunPower Corp.(c),(d)                                                                   46
      4,545   Ultralife Corp.(c)                                                                      31
      6,605   Universal Display Corp.(d)                                                             618
      2,235   Vicor Corp.(c)                                                                          84
                                                                                                --------
                                                                                                   5,574
                                                                                                --------
ELECTRONICS (2.3%)
     21,124   ADT, Inc.                                                                              127
      6,210   Advanced Energy Industries, Inc.(c)                                                    267
      1,429   Akoustis Technologies, Inc.(c)                                                           7
      5,772   Alarm.com Holdings, Inc.(c)                                                            299
      1,620   Allied Motion Technologies, Inc.                                                        72
      6,764   Applied DNA Sciences, Inc.(c)                                                            3
      3,123   Applied Optoelectronics, Inc.(c)                                                        48
     13,382   Arrow Electronics, Inc.(c)                                                             923

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  45

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------

      7,452   Atkore International Group, Inc.(c)                                               $    148
     17,741   Avnet, Inc.                                                                            640
      6,239   AVX Corp.                                                                               95
      4,645   Badger Meter, Inc.                                                                     229
      2,157   Bel Fuse, Inc. "B"                                                                      40
      7,614   Benchmark Electronics, Inc.                                                            161
      7,405   Brady Corp. "A"                                                                        322
      3,725   Coherent, Inc.(c)                                                                      394
      3,715   Comtech Telecommunications Corp.                                                        90
      3,575   Control4 Corp.(c)                                                                       63
      1,663   CyberOptics Corp.(c)                                                                    29
      1,894   Digimarc Corp.(c)                                                                       27
      5,070   Electro Scientific Industries, Inc.(c)                                                 152
      2,690   FARO Technologies, Inc.(c)                                                             109
     27,916   Fitbit, Inc. "A"(c)                                                                    139
     11,844   Fluidigm Corp.(c)                                                                      102
     41,213   Gentex Corp.                                                                           833
     15,121   GoPro, Inc. "A"(c),(d)                                                                  64
      3,365   Identiv, Inc.(c)                                                                        12
      9,195   II-VI, Inc.(c)                                                                         298
      1,361   IntriCon Corp.(c)                                                                       36
      5,094   Itron, Inc.(c)                                                                         241
     23,628   Jabil, Inc.                                                                            586
      9,165   KEMET Corp.                                                                            161
      5,162   Kimball Electronics, Inc.(c)                                                            80
     12,987   Knowles Corp.(c)                                                                       173
      8,678   LRAD Corp.(c)                                                                           22
        562   Mesa Laboratories, Inc.                                                                117
     10,983   MicroVision, Inc.(c)                                                                     7
      2,478   Napco Security Technologies, Inc.(c)                                                    39
     17,813   National Instruments Corp.                                                             808
        974   NVE Corp.                                                                               85
     25,113   nVent Electric plc                                                                     564
      2,791   OSI Systems, Inc.(c)                                                                   205
      3,206   Park Electrochemical Corp.                                                              58
      5,087   Plexus Corp.(c)                                                                        260
     19,365   Resideo Technologies, Inc.(c)                                                          398
     10,440   Sanmina Corp.(c)                                                                       251
     25,988   Sensata Technologies Holding plc(c)                                                  1,165
        894   ShotSpotter, Inc.(c)                                                                    28
      1,071   Sparton Corp.(c)                                                                        19
      4,259   Stoneridge, Inc.(c)                                                                    105
      6,222   SYNNEX Corp.                                                                           503
      5,733   Tech Data Corp.(c)                                                                     469
      1,840   Transcat, Inc.(c)                                                                       35
     38,641   Trimble, Inc.(c)                                                                     1,272
     13,962   TTM Technologies, Inc.(c)                                                              136
      1,515   Turtle Beach Corp.(c),(d)                                                               22
     20,274   Vishay Intertechnology, Inc.                                                           365
      2,569   Vishay Precision Group, Inc.(c)                                                         78
      4,454   Watts Water Technologies, Inc. "A"                                                     287
      8,507   Woodward, Inc.                                                                         632
      4,990   ZAGG, Inc.(c)                                                                           49
                                                                                                --------
                                                                                                  14,949
                                                                                                --------
ENGINEERING & CONSTRUCTION (0.7%)
     24,730   AECOM(c)                                                                               655
      5,610   Aegion Corp.(c)                                                                         92
      7,543   Arcosa, Inc.(c)                                                                        209
      1,952   Argan, Inc.                                                                             74
      5,684   Comfort Systems USA, Inc.                                                              248
      3,145   Construction Partners, Inc. "A"(c)                                                      28
      4,818   Dycom Industries, Inc.(c)                                                              260
      8,915   EMCOR Group, Inc.                                                                      532
      7,770   Exponent, Inc.                                                                         394
     10,523   frontdoor, Inc.(c)                                                                     280
      3,448   Goldfield Corp.(c)                                                                       8
      7,056   Granite Construction, Inc.                                                             284
      9,666   Great Lakes Dredge & Dock Corp.(c)                                                      64
      1,636   IES Holdings, Inc.(c)                                                                   25
      4,248   Iteris, Inc.(c)                                                                         16
     21,005   KBR, Inc.                                                                              319
     10,488   MasTec, Inc.(c)                                                                        425
      2,701   Mistras Group, Inc.(c)                                                                  39
      2,843   MYR Group, Inc.(c)                                                                      80
      1,219   NV5 Global, Inc.(c)                                                                     74
      5,034   Orion Group Holdings, Inc.(c)                                                           22
      5,751   Primoris Services Corp.                                                                110
      5,074   Sterling Construction Co., Inc.(c)                                                      55

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46  | USAA EXTENDED MARKET INDEX FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------

      5,614   TopBuild Corp.(c)                                                                 $    253
      6,087   Tutor Perini Corp.(c)                                                                   97
      1,288   VSE Corp.                                                                               39
      4,800   Willscot Corp.(c)                                                                       45
                                                                                                --------
                                                                                                   4,727
                                                                                                --------
ENVIRONMENTAL CONTROL (0.4%)
     11,337   Advanced Disposal Services, Inc.(c)                                                    271
      1,767   Aqua Metals, Inc.(c)                                                                     3
      1,801   AquaVenture Holdings Ltd.(c)                                                            34
      6,369   Casella Waste Systems, Inc. "A"(c)                                                     182
      4,277   CECO Environmental Corp.(c)                                                             29
      7,830   Clean Harbors, Inc.(c)                                                                 386
     17,930   Covanta Holding Corp.                                                                  241
      5,232   Energy Recovery, Inc.(c)                                                                35
      8,762   Evoqua Water Technologies Corp.(c)                                                      84
      3,545   Heritage-Crystal Clean, Inc.(c)                                                         82
      5,638   Hudson Technologies, Inc.(c)                                                             5
      4,810   Perma-Fix Environmental Services(c)                                                     11
      2,539   Pure Cycle Corp.(c)                                                                     25
      2,241   Quest Resource Holding Corp.(c)                                                          3
      3,499   Sharps Compliance Corp.(c)                                                              12
     13,135   Stericycle, Inc.(c)                                                                    482
      8,488   Tetra Tech, Inc.                                                                       439
      3,348   U.S. Ecology, Inc.                                                                     211
                                                                                                --------
                                                                                                   2,535
                                                                                                --------
HAND/MACHINE TOOLS (0.3%)
      5,838   Franklin Electric Co., Inc.                                                            250
     12,554   Kennametal, Inc.                                                                       418
     10,331   Lincoln Electric Holdings, Inc.                                                        815
     10,452   Milacron Holdings Corp.(c)                                                             124
      6,944   Regal Beloit Corp.                                                                     486
                                                                                                --------
                                                                                                   2,093
                                                                                                --------
MACHINERY-CONSTRUCTION & MINING (0.3%)
      4,103   Astec Industries, Inc.                                                                 124
     30,920   Babcock & Wilcox Enterprises, Inc.(c)                                                   12
      2,931   Bloom Energy Corp. "A"(c),(d)                                                           29
     15,533   BWX Technologies, Inc.                                                                 594
      1,727   Hyster-Yale Materials Handling, Inc.                                                   107
     11,210   Oshkosh Corp.                                                                          687
      9,967   Terex Corp.                                                                            275
                                                                                                --------
                                                                                                   1,828
                                                                                                --------
MACHINERY-DIVERSIFIED (1.6%)
     10,320   AGCO Corp.                                                                             575
      1,607   Alamo Group, Inc.                                                                      124
      4,299   Albany International Corp. "A"                                                         268
      5,943   Applied Industrial Technologies, Inc.                                                  321
      6,373   Briggs & Stratton Corp.                                                                 83
      6,500   Cactus, Inc. "A"(c)                                                                    178
      4,840   Chart Industries, Inc.(c)                                                              315
     26,348   Cognex Corp.                                                                         1,019
      2,933   Columbus McKinnon Corp.                                                                 88
      2,567   CSW Industrials, Inc.(c)                                                               124
      2,735   DXP Enterprises, Inc.(c)                                                                76
      6,100   Eastman Kodak Co.(c),(d)                                                                16
     20,499   Gardner Denver Holdings, Inc.(c)                                                       419
      8,500   Gates Industrial Corp. plc(c)                                                          113
      2,838   Gorman-Rupp Co.                                                                         92
     25,598   Graco, Inc.                                                                          1,071
      8,482   GrafTech International Ltd.                                                             97
      1,373   Hurco Companies, Inc.                                                                   49
      5,097   Ichor Holdings Ltd.(c)                                                                  83
     11,621   IDEX Corp.                                                                           1,467
      5,485   Intevac, Inc.(c)                                                                        29
      1,829   Kadant, Inc.                                                                           149
      1,858   Lindsay Corp.                                                                          179
      2,717   Manitex International, Inc.(c)                                                          15
      5,858   Manitowoc Co., Inc.(c)                                                                  87
      8,629   Middleby Corp.(c)                                                                      887
     24,820   Mueller Water Products, Inc. "A"                                                       226
      8,820   NN, Inc.                                                                                59
      7,843   Nordson Corp.                                                                          936
      6,381   SPX FLOW, Inc.(c)                                                                      194

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  47

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------

      2,625   Tennant Co.                                                                       $    137
      1,831   Twin Disc, Inc.(c)                                                                      27
     13,134   Wabtec Corp.(d)                                                                        923
     21,100   Welbilt, Inc.(c)                                                                       234
                                                                                                --------
                                                                                                  10,660
                                                                                                --------
METAL FABRICATION/HARDWARE (0.5%)
      5,721   Advanced Drainage Systems, Inc.                                                        139
      1,955   Ampco-Pittsburgh Corp.(c)                                                                6
      3,998   AZZ, Inc.                                                                              161
        494   Chicago Rivet & Machine Co.                                                             16
      2,547   CIRCOR International, Inc.                                                              54
        871   Eastern Co.                                                                             21
      3,673   Global Brass & Copper Holdings, Inc.                                                    92
      1,032   Lawson Products, Inc.(c)                                                                33
      1,479   LB Foster Co. "A"(c)                                                                    23
      9,270   Mueller Industries, Inc.                                                               217
      2,132   Northwest Pipe Co.(c)                                                                   50
      1,597   Olympic Steel, Inc.                                                                     23
        581   Omega Flex, Inc.                                                                        31
      1,321   Park-Ohio Holdings Corp.                                                                41
      1,937   Perma-Pipe International Holdings, Inc.(c)                                              17
      3,938   RBC Bearings, Inc.(c)                                                                  516
     15,645   Rexnord Corp.(c)                                                                       359
        573   Strattec Security Corp.                                                                 16
      4,381   Sun Hydraulics Corp.                                                                   145
     10,466   Timken Co.                                                                             391
      5,808   TimkenSteel Corp.(c)                                                                    51
      6,652   TriMas Corp.(c)                                                                        182
      3,438   Valmont Industries, Inc.                                                               381
      6,215   Worthington Industries, Inc.                                                           217
                                                                                                --------
                                                                                                   3,182
                                                                                                --------
MISCELLANEOUS MANUFACTURERS (1.5%)
      9,588   Actuant Corp. "A"                                                                      201
      8,805   American Outdoor Brands Corp.(c)                                                       113
      9,688   AptarGroup, Inc.                                                                       911
      9,230   Axon Enterprise, Inc.(c)                                                               404
      9,158   Carlisle Companies, Inc.                                                               920
      1,295   Chase Corp.                                                                            130
     14,768   Colfax Corp.(c)                                                                        309
      7,763   Crane Co.                                                                              560
     20,008   Donaldson Co., Inc.                                                                    868
      3,440   EnPro Industries, Inc.                                                                 207
      3,900   ESCO Technologies, Inc.                                                                257
      5,348   Fabrinet(c)                                                                            274
      9,098   Federal Signal Corp.                                                                   181
      2,656   FreightCar America, Inc.(c)                                                             18
      2,813   GP Strategies Corp.(c)                                                                  35
     11,862   Harsco Corp.(c)                                                                        236
      2,039   Haynes International, Inc.                                                              54
     13,418   Hexcel Corp.                                                                           769
      9,955   Hillenbrand, Inc.                                                                      378
     13,665   ITT, Inc.                                                                              660
      4,869   John Bean Technologies Corp.                                                           350
      1,700   Loop Industries, Inc.(c),(d)                                                            13
      2,939   LSB Industries, Inc.(c)                                                                 16
      2,799   Lydall, Inc.(c)                                                                         57
      5,323   Myers Industries, Inc.                                                                  80
      4,076   Proto Labs, Inc.(c)                                                                    460
      5,522   Raven Industries, Inc.                                                                 200
      2,053   Standex International Corp.                                                            138
      2,841   Sturm Ruger & Co., Inc.                                                                151
      2,147   Synalloy Corp.                                                                          36
      3,711   Tredegar Corp.                                                                          59
     22,630   Trinity Industries, Inc.                                                               466
      6,539   Trinseo S.A.                                                                           299
                                                                                                --------
                                                                                                   9,810
                                                                                                --------
PACKAGING & CONTAINERS (0.7%)
     14,048   Bemis Co., Inc.                                                                        645
     20,191   Berry Global Group, Inc.(c)                                                            960
     20,705   Crown Holdings, Inc.(c)                                                                861
     47,575   Graphic Packaging Holding Co.                                                          506
      4,371   Greif, Inc. "A"                                                                        162
      1,017   Greif, Inc. "B"                                                                         45
      2,155   Multi-Color Corp.                                                                       76
     25,629   Owens-Illinois, Inc.(c)                                                                442
     12,070   Silgan Holdings, Inc.                                                                  285
     15,359   Sonoco Products Co.                                                                    816
      1,471   UFP Technologies, Inc.(c)                                                               44
                                                                                                --------
                                                                                                   4,842
                                                                                                --------

================================================================================

48  | USAA EXTENDED MARKET INDEX FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
TRANSPORTATION (1.2%)
      8,818   Air Transport Services Group, Inc.(c)                                             $    201
      3,519   ArcBest Corp.                                                                          121
      3,769   Atlas Air Worldwide Holdings, Inc.(c)                                                  159
      2,275   Covenant Transportation Group, Inc. "A"(c)                                              44
      4,188   CryoPort, Inc.(c),(d)                                                                   46
      7,115   Daseke, Inc.(c)                                                                         26
      4,352   Dorian LPG Ltd.(c)                                                                      25
     10,677   Eagle Bulk Shipping, Inc.(c)                                                            49
      4,536   Echo Global Logistics, Inc.(c)                                                          92
      4,502   Forward Air Corp.                                                                      247
      2,047   Genco Shipping & Trading Ltd.(c)                                                        16
      9,180   Genesee & Wyoming, Inc. "A"(c)                                                         680
      6,722   Heartland Express, Inc.                                                                123
      5,026   Hornbeck Offshore Services, Inc.(c)                                                      7
      5,287   Hub Group, Inc. "A"(c)                                                                 196
      4,889   International Seaways, Inc.(c)                                                          82
      8,260   Kirby Corp.(c)                                                                         556
     19,728   Knight-Swift Transportation Holdings, Inc.                                             495
      6,307   Landstar System, Inc.                                                                  603
      5,945   Marten Transport Ltd.                                                                   96
      6,329   Matson, Inc.                                                                           203
     10,062   Old Dominion Freight Line, Inc.                                                      1,243
      5,813   Overseas Shipholding Group, Inc. "A"(c)                                                 10
        659   PAM Transportation Services, Inc.(c)                                                    26
        627   Patriot Transportation Holding, Inc.(c)                                                 12
      3,916   Radiant Logistics, Inc.(c)                                                              17
      4,706   Roadrunner Transportation Systems, Inc.(c)                                               2
      8,059   Ryder System, Inc.                                                                     388
      4,133   Saia, Inc.(c)                                                                          231
      4,361   Schneider National, Inc. "B"                                                            82
      9,568   Steel Connect, Inc.(c)                                                                  17
      5,404   Tidewater, Inc.(c)                                                                     103
      2,711   U.S. Xpress Enterprises, Inc. "A"(c)                                                    15
      1,233   Universal Logistics Holdings, Inc.                                                      22
      1,622   USA Truck, Inc.(c)                                                                      24
      6,869   Werner Enterprises, Inc.                                                               203
     19,658   XPO Logistics, Inc.(c)                                                               1,121
      4,920   YRC Worldwide, Inc.(c)                                                                  16
                                                                                                --------
                                                                                                   7,599
                                                                                                --------
TRUCKING & LEASING (0.1%)
      6,015   GATX Corp.                                                                             426
      3,943   General Finance Corp.(c)                                                                40
      5,303   Greenbrier Companies, Inc.                                                             209
      1,351   Willis Lease Finance Corp.(c)                                                           47
                                                                                                --------
                                                                                                     722
                                                                                                --------
              Total Industrial                                                                    83,630
                                                                                                --------
TECHNOLOGY (11.4%)
------------------
COMPUTERS (2.0%)
     17,506   3D Systems Corp.(c),(d)                                                                178
      3,119   Agilysys, Inc.(c)                                                                       45
      3,899   CACI International, Inc. "A"(c)                                                        562
      1,934   Carbon Black, Inc.(c)                                                                   26
      5,027   Carbonite, Inc.(c)                                                                     127
     28,206   Conduent, Inc.(c)                                                                      300
      6,273   ConvergeOne Holdings, Inc.                                                              78
      6,048   Cray, Inc.(c)                                                                          131
      4,899   Cubic Corp.                                                                            263
     20,152   Dell Technologies, Inc. "C"(c)                                                         985
     12,634   Diebold Nixdorf, Inc.(d)                                                                31
        536   Elastic N.V.(c)                                                                         38
      7,109   Electronics For Imaging, Inc.(c)                                                       176
      2,637   Engility Holdings, Inc.(c)                                                              75
      7,974   EPAM Systems, Inc.(c)                                                                  925
      5,268   ExlService Holdings, Inc.(c)                                                           277
      3,900   ForeScout Technologies, Inc.(c)                                                        101
     21,322   Genpact Ltd.                                                                           575
      5,507   Insight Enterprises, Inc.(c)                                                           224
      6,373   KeyW Holding Corp.(c)                                                                   43

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  49

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     23,415   Leidos Holdings, Inc.                                                             $  1,234
     11,298   Lumentum Holdings, Inc.(c)                                                             475
      2,040   Mastech Digital, Inc.(c)                                                                13
      9,844   MAXIMUS, Inc.                                                                          641
      5,619   Maxwell Technologies, Inc.(c)                                                           12
      7,626   Mercury Systems, Inc.(c)                                                               361
      6,170   Mitek Systems, Inc.(c)                                                                  67
      2,593   MTS Systems Corp.                                                                      104
     18,598   NCR Corp.(c)                                                                           429
     11,151   NetScout Systems, Inc.(c)                                                              263
     12,018   Nutanix, Inc. "A"(c)                                                                   500
      4,683   OneSpan, Inc.(c)                                                                        61
      2,204   PAR Technology Corp.(c)                                                                 48
     22,151   Perspecta, Inc.                                                                        381
      2,718   PlayAGS, Inc.(c)                                                                        62
      5,328   Presidio, Inc.                                                                          70
     28,156   Pure Storage, Inc. "A"(c)                                                              453
      5,442   Qualys, Inc.(c)                                                                        407
      5,670   Quantum Corp.(c)                                                                        11
      2,149   Qumu Corp.(c)                                                                            4
      6,794   Rapid7, Inc.(c)                                                                        212
      6,692   Science Applications International Corp.                                               426
      3,340   StarTek, Inc.(c)                                                                        22
      5,857   Sykes Enterprises, Inc.(c)                                                             145
      1,337   Tenable Holdings, Inc.(c)                                                               30
     18,265   Teradata Corp.(c)                                                                      701
      2,692   TransAct Technologies, Inc.                                                             24
      2,549   TTEC Holdings, Inc.                                                                     73
      7,423   Unisys Corp.(c)                                                                         86
      7,417   USA Technologies, Inc.(c)                                                               29
      4,243   Varonis Systems, Inc.(c)                                                               224
      4,107   Virtusa Corp.(c)                                                                       175
      4,197   Vocera Communications, Inc.(c)                                                         165
      3,153   Vuzix Corp.(c)                                                                          15
                                                                                                --------
                                                                                                  13,083
                                                                                                --------
OFFICE/BUSINESS EQUIPMENT (0.2%)
     28,398   Pitney Bowes, Inc.                                                                     168
      8,305   Zebra Technologies Corp. "A"(c)                                                      1,322
                                                                                                --------
                                                                                                   1,490
                                                                                                --------
SEMICONDUCTORS (2.0%)
      2,913   Alpha & Omega Semiconductor Ltd.(c)                                                     30
     18,642   Amkor Technology, Inc.(c)                                                              122
      2,148   Amtech Systems, Inc.(c)                                                                 10
      3,862   Aquantia Corp.(c)                                                                       34
      4,811   Axcelis Technologies, Inc.(c)                                                           86
      6,341   AXT, Inc.(c)                                                                            28
     10,683   Brooks Automation, Inc.                                                                280
      4,419   Cabot Microelectronics Corp.                                                           421
      3,467   CEVA, Inc.(c)                                                                           77
      9,552   Cirrus Logic, Inc.(c)                                                                  317
      6,077   Cohu, Inc.                                                                              98
     16,195   Cree, Inc.(c)                                                                          693
      5,283   CTS Corp.                                                                              137
     55,377   Cypress Semiconductor Corp.                                                            704
      5,690   Diodes, Inc.(c)                                                                        184
      4,564   DSP Group, Inc.(c)                                                                      51
      6,297   eMagin Corp.(c)                                                                          6
      4,624   EMCORE Corp.(c)                                                                         19
     21,707   Entegris, Inc.                                                                         605
     11,782   FormFactor, Inc.(c)                                                                    166
      4,254   GSI Technology, Inc.(c)                                                                 22
      2,838   Impinj, Inc.(c)                                                                         41
      6,551   Inphi Corp.(c)                                                                         211
     19,818   Integrated Device Technology, Inc.(c)                                                  960
     11,813   Kopin Corp.(c)                                                                          12
     10,388   Kulicke & Soffa Industries, Inc.                                                       211
     19,222   Lattice Semiconductor Corp.(c)                                                         133
      6,324   MACOM Technology Solutions Holdings, Inc.(c)                                            92
     90,158   Marvell Technology Group Ltd.                                                        1,460
      9,324   MaxLinear, Inc.(c)                                                                     164
      8,485   MKS Instruments, Inc.                                                                  548
      5,933   Monolithic Power Systems, Inc.                                                         690
      1,465   MoSys, Inc.(c)                                                                           -
      3,289   Nanometrics, Inc.(c)                                                                    90
     65,941   ON Semiconductor Corp.(c)                                                            1,089

================================================================================

50  | USAA EXTENDED MARKET INDEX FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------

     10,897   Photronics, Inc.(c)                                                               $    105
      5,286   Pixelworks, Inc.(c)                                                                     15
      4,398   Power Integrations, Inc.                                                               268
      9,826   QuickLogic Corp.(c)                                                                      7
     16,362   Rambus, Inc.(c)                                                                        125
        529   Rubicon Technology, Inc.(c)                                                              4
      5,365   Rudolph Technologies, Inc.(c)                                                          110
      9,996   Semtech Corp.(c)                                                                       458
      6,872   Silicon Laboratories, Inc.(c)                                                          542
      1,985   SMART Global Holdings, Inc.(c)                                                          59
      5,229   Synaptics, Inc.(c)                                                                     195
     28,558   Teradyne, Inc.                                                                         896
         74   U.S. Gold Corp.(c)                                                                       -
      5,086   Ultra Clean Holdings, Inc.(c)                                                           43
      8,156   Veeco Instruments, Inc.(c)                                                              60
      7,141   Xperi Corp.                                                                            131
                                                                                                --------
                                                                                                  12,809
                                                                                                --------
SOFTWARE (7.2%)
     17,713   ACI Worldwide, Inc.(c)                                                                 490
     28,232   Allscripts Healthcare Solutions, Inc.(c)                                               272
      3,598   Altair Engineering, Inc. "A"(c)                                                         99
      4,373   Alteryx, Inc. "A"(c)                                                                   260
      4,539   Amber Road, Inc.(c)                                                                     37
      5,062   American Software, Inc. "A"                                                             53
      1,791   Appfolio, Inc. "A"(c)                                                                  106
      4,994   Appian Corp.(c)                                                                        133
      5,621   Apptio, Inc. "A"(c)                                                                    213
     10,909   Aspen Technology, Inc.(c)                                                              897
      3,050   Asure Software, Inc.(c)                                                                 16
      6,362   athenahealth, Inc.(c)                                                                  839
     16,500   Avaya Holdings Corp.(c)                                                                240
      5,767   Avid Technology, Inc.(c)                                                                27
      3,803   Benefitfocus, Inc.(c)                                                                  174
     21,736   Black Knight, Inc.(c)                                                                  979
      7,425   Blackbaud, Inc.                                                                        467
      5,897   Blackline, Inc.(c)                                                                     241
      5,773   Bottomline Technologies de, Inc.(c)                                                    277
     20,851   Box, Inc. "A"(c)                                                                       352
      5,883   Brightcove, Inc.(c)                                                                     41
      9,141   Castlight Health, Inc. "B"(c)                                                           20
     19,395   CDK Global, Inc.                                                                       929
      6,012   Ceridian HCM Holding, Inc.(c)                                                          207
     12,128   Cision Ltd.(c)                                                                         142
     17,230   Cloudera, Inc.(c)                                                                      191
      5,901   CommVault Systems, Inc.(c)                                                             349
      1,686   Computer Programs & Systems, Inc.                                                       42
      8,212   Cornerstone OnDemand, Inc.(c)                                                          414
      7,902   Coupa Software, Inc.(c)                                                                497
      4,927   CSG Systems International, Inc.                                                        157
        137   Daily Journal Corp.(c)                                                                  32
      4,719   Digi International, Inc.(c)                                                             48
      3,001   DocuSign, Inc.(c)                                                                      120
      3,621   Domo, Inc. "B"(c)                                                                       71
      5,132   Donnelley Financial Solutions, Inc.(c)                                                  72
     15,521   Dropbox, Inc. "A"(c)                                                                   317
      5,713   Dun & Bradstreet Corp.                                                                 815
      3,364   Ebix, Inc.                                                                             143
      3,549   eGain Corp.(c)                                                                          23
      6,783   Envestnet, Inc.(c)                                                                     334
      3,816   Everbridge, Inc.(c)                                                                    217
     11,233   Evolent Health, Inc. "A"(c)                                                            224
      2,275   Evolving Systems, Inc.(c)                                                                3
      6,437   Exela Technologies, Inc.(c)                                                             25
      4,463   Fair Isaac Corp.(c)                                                                    835
     89,162   First Data Corp. "A"(c)                                                              1,508
      9,681   Five9, Inc.(c)                                                                         423
     17,785   Glu Mobile, Inc.(c)                                                                    144
      5,500   GreenSky, Inc. "A"(c)                                                                   53
      5,963   GSE Systems, Inc.(c)                                                                    13
     12,310   Guidewire Software, Inc.(c)                                                            988
     10,779   Hortonworks, Inc.(c)                                                                   155
      5,646   HubSpot, Inc.(c)                                                                       710
      5,072   Immersion Corp.(c)                                                                      45
      7,279   InnerWorkings, Inc.(c)                                                                  27
      6,741   Innodata, Inc.(c)                                                                       10
     10,521   Inovalon Holdings, Inc. "A"(c)                                                         149
     14,946   Inseego Corp.(c)                                                                        62

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  51

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
      4,379   Instructure, Inc.(c)                                                              $    164
      7,173   j2 Global, Inc.                                                                        498
      8,346   LivePerson, Inc.(c)                                                                    157
     10,091   Manhattan Associates, Inc.(c)                                                          428
      3,813   ManTech International Corp. "A"                                                        199
      9,444   Medidata Solutions, Inc.(c)                                                            637
      1,631   MicroStrategy, Inc. "A"(c)                                                             208
      4,662   MINDBODY, Inc. "A"(c)                                                                  170
      8,172   MobileIron, Inc.(c)                                                                     38
      4,111   Model N, Inc.(c)                                                                        54
      4,590   MongoDB, Inc.(c)                                                                       384
      6,127   Monotype Imaging Holdings, Inc.                                                         95
      7,043   New Relic, Inc.(c)                                                                     570
      6,990   NextGen Healthcare, Inc.(c)                                                            106
     44,576   Nuance Communications, Inc.(c)                                                         590
      6,335   Omnicell, Inc.(c)                                                                      388
      3,280   Park City Group, Inc.(c)                                                                20
      7,530   Paycom Software, Inc.(c)                                                               922
      4,645   PDF Solutions, Inc.(c)                                                                  39
      5,608   Pegasystems, Inc.                                                                      268
      6,941   Pivotal Software, Inc. "A"(c)                                                          114
      2,866   Pluralsight, Inc. "A"(c)                                                                68
      7,313   Progress Software Corp.                                                                260
      5,348   PROS Holdings, Inc.(c)                                                                 168
     16,310   PTC, Inc.(c)                                                                         1,352
      1,451   QAD, Inc. "A"                                                                           57
        311   QAD, Inc. "B"                                                                            9
     11,162   RealPage, Inc.(c)                                                                      538
        621   Red Violet, Inc.(c)                                                                      4
      4,264   Remark Holdings, Inc.(c),(d)                                                             5
      9,980   SailPoint Technologies Holding, Inc.(c)                                                234
      7,106   Seachange International, Inc.(c)                                                         9
      3,863   SecureWorks Corp. "A"(c)                                                                65
      4,947   SendGrid, Inc.(c)                                                                      214
     27,856   ServiceNow, Inc.(c)                                                                  4,960
      1,541   Simulations Plus, Inc.                                                                  31
      2,449   Smartsheet, Inc. "A"(c)                                                                 61
      3,086   Smith Micro Software, Inc.(c)                                                            6
        662   SolarWinds Corp.(c)                                                                      9
      2,214   Sonic Foundry, Inc.(c)                                                                   1
     22,392   Splunk, Inc.(c)                                                                      2,348
      2,618   SPS Commerce, Inc.(c)                                                                  216
     32,730   SS&C Technologies Holdings, Inc.                                                     1,476
        662   SVMK, Inc.(c)                                                                            8
     11,700   Synchronoss Technologies, Inc.(c)                                                       72
     10,850   Tableau Software, Inc. "A"(c)                                                        1,302
      2,507   Tabula Rasa HealthCare, Inc.(c)                                                        160
      5,854   Telenav, Inc.(c)                                                                        24
     18,079   TiVo Corp.                                                                             170
      6,143   Tyler Technologies, Inc.(c)                                                          1,142
      4,939   Ultimate Software Group, Inc.(c)                                                     1,209
      1,929   Upland Software, Inc.(c)                                                                52
     18,516   Veeva Systems, Inc. "A"(c)                                                           1,654
      9,691   Verint Systems, Inc.(c)                                                                410
      2,349   Veritone, Inc.(c)                                                                        9
     11,489   Verra Mobility Corp.(c)                                                                112
     11,550   VMware, Inc. "A"(d)                                                                  1,584
     22,758   Workday, Inc. "A"(c)                                                                 3,634
      3,073   Workiva, Inc.(c)                                                                       110
      9,498   Yext, Inc.(c)                                                                          141
      4,053   Zedge, Inc. "B"(c)                                                                      10
      1,543   Zuora, Inc. "A"(c)                                                                      28
    116,227   Zynga, Inc. "A"(c)                                                                     457
                                                                                                --------
                                                                                                  47,155
                                                                                                --------
              Total Technology                                                                    74,537
                                                                                                --------
UTILITIES (3.1%)
----------------
ELECTRIC (1.6%)
      7,872   ALLETE, Inc.                                                                           600
      3,372   Ameresco, Inc. "A"(c)                                                                   47
      8,369   Avangrid, Inc.                                                                         419
     10,331   Avista Corp.                                                                           439
      8,064   Black Hills Corp.                                                                      506
      6,065   Clearway Energy, Inc. "A"                                                              103
     10,858   Clearway Energy, Inc. "C"                                                              187
      6,588   El Paso Electric Co.                                                                   330
      3,673   Genie Energy Ltd. "B"                                                                   22

================================================================================

52  | USAA EXTENDED MARKET INDEX FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     17,112   Hawaiian Electric Industries, Inc.                                                $    627
      7,724   IDACORP, Inc.                                                                          719
     30,233   MDU Resources Group, Inc.                                                              721
      5,537   MGE Energy, Inc.                                                                       332
      7,806   NorthWestern Corp.                                                                     464
     30,591   OGE Energy Corp.                                                                     1,199
      8,185   Ormat Technologies, Inc.                                                               428
      5,878   Otter Tail Corp.                                                                       292
     11,944   PNM Resources, Inc.                                                                    491
     13,614   Portland General Electric Co.                                                          624
      2,263   Spark Energy, Inc. "A"(d)                                                               17
      7,207   Synthesis Energy Systems, Inc.(c)                                                        5
      2,550   Unitil Corp.                                                                           129
     62,565   Vistra Energy Corp.(c)                                                               1,432
                                                                                                --------
                                                                                                  10,133
                                                                                                --------
GAS (1.2%)
     17,795   Atmos Energy Corp.                                                                   1,650
      2,612   Chesapeake Utilities Corp.                                                             212
     13,176   National Fuel Gas Co.                                                                  674
     13,782   New Jersey Resources Corp.                                                             630
      4,404   Northwest Natural Holding Co.                                                          266
      8,052   ONE Gas, Inc.                                                                          641
      1,321   RGC Resources, Inc.                                                                     40
     13,124   South Jersey Industries, Inc.                                                          365
      8,534   Southwest Gas Holdings, Inc.                                                           653
      7,623   Spire, Inc.                                                                            565
     26,803   UGI Corp.                                                                            1,430
     13,062   Vectren Corp.                                                                          940
                                                                                                --------
                                                                                                   8,066
                                                                                                --------
WATER (0.3%)
      5,470   American States Water Co.                                                              367
     27,284   Aqua America, Inc.                                                                     933
      1,250   Artesian Resources Corp. "A"                                                            44
      7,033   California Water Service Group                                                         335
      1,633   Connecticut Water Service, Inc.                                                        109
      2,592   Middlesex Water Co.                                                                    138
      4,035   PICO Holdings, Inc.(c)                                                                  37
      3,023   SJW Group                                                                              168
      2,157   York Water Co.                                                                          69
                                                                                                --------
                                                                                                   2,200
                                                                                                --------
              Total Utilities                                                                     20,399
                                                                                                --------
              Total Common Stocks (cost: $516,363)                                               650,895
                                                                                                --------
              Total Equity Securities (cost: $516,363)                                           650,895
                                                                                                --------
MONEY MARKET INSTRUMENTS (0.8%)

GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.7%)

  4,855,421   State Street Institutional Treasury Money
                Market Fund Premier Class, 2.24%(e),(f) (cost: $4,855)                             4,855
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  53

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                         COUPON                              VALUE
(000)         SECURITY                                          RATE           MATURITY            (000)
--------------------------------------------------------------------------------------------------------
              U.S. TREASURY SECURITIES (0.1%)

              BILLS (0.1%)(G)
$       365   U.S. Treasury Bills(e),(h) (cost: $364)           2.35%         3/07/2019         $    364
                                                                                                --------
              Total Money Market Instruments (cost: $5,219)                                        5,219
                                                                                                --------

--------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
--------------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS PURCHASED WITH CASH
              COLLATERAL FROM SECURITIES LOANED (2.0%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (2.0%)
     88,848   Fidelity Government Portfolio Class I, 2.25%(f)                                         89
 10,998,765   Goldman Sachs Financial Square Government Fund
                Institutional Class, 2.36%(f)                                                     10,999
     50,300   HSBC US Government Money Market Fund Class I, 2.34%(f)                                  50
  1,827,053   Invesco Government & Agency Portfolio Institutional Class, 2.30%(f)                  1,827
                                                                                                --------
              Total Short-Term Investments Purchased with Cash Collateral from
                Securities Loaned (cost: $12,965)                                                 12,965
                                                                                                --------

              TOTAL INVESTMENTS (COST: $534,547)                                                $669,079
                                                                                                ========

--------------------------------------------------------------------------------------------------------
                                                                                              UNREALIZED
                                                               NOTIONAL       CONTRACT     APPRECIATION/
NUMBER OF                                 EXPIRATION            AMOUNT          VALUE     (DEPRECIATION)
CONTRACTS     DESCRIPTION                    DATE               (000)           (000)              (000)
--------------------------------------------------------------------------------------------------------
              FUTURES (0.9%)

              LONG FUTURES

              EQUITY CONTRACTS
         45   Russell 2000 E-Mini
                Index                      3/15/2019         USD  3,028         $3,035                $7
         18   S&P MidCap 400
                E-mini Index               3/15/2019         USD  2,992         $2,992                $-
                                                                                ------                --
              TOTAL LONG FUTURES                                                $6,027                $7
                                                                                ------                --

              TOTAL FUTURES                                                     $6,027                $7
                                                                                ======                ==

================================================================================

54  | USAA EXTENDED MARKET INDEX FUND

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                   VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                             LEVEL 1      LEVEL 2       LEVEL 3              TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common stocks                                   $650,895           $-            $-           $650,895
Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                               4,855            -             -              4,855
  U.S. Treasury Securities                             364            -             -                364
Short-Term Investments Purchased with
  Cash Collateral From Securities Loaned:
  Government & U.S. Treasury Money
    Market Funds                                    12,965            -             -             12,965
Futures(1)                                               7            -             -                  7
--------------------------------------------------------------------------------------------------------
Total                                             $669,086           $-            $-           $669,086
--------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

At December 31, 2018, the Fund did not have any transfers into/out of Level 3.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  55

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    MTA    Metropolitan Transportation Authority

    REITS Real estate investment trusts - Dividend distributions from REITS may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.

o   SPECIFIC NOTES

    (a) Security was fair valued at December 31, 2018, by USAA Asset Management Company in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees.

    (b)  Security was classified as Level 3, of which all are valued at zero.

    (c)  Non-income-producing security.

================================================================================

56  | USAA EXTENDED MARKET INDEX FUND

================================================================================

    (d) The security, or a portion thereof, was out on loan as of December 31, 2018.

    (e) The security, or a portion thereof, is segregated to cover the value of open futures contracts at December 31, 2018.

    (f) Rate represents the money market fund annualized seven-day yield at December 31, 2018.

    (g) Rate represents an annualized yield at time of purchase, not coupon rate.

    (h) Securities with a value of $364,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (i) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  57

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

December 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including
      securities on loan of $11,990) (cost of $534,547)                                         $669,079
   Cash                                                                                              367
   Receivables:
      Capital shares sold                                                                            369
      Dividends and interest                                                                       1,154
      Securities sold                                                                              2,172
      Other                                                                                           26
   Variation margin on futures contracts                                                               7
                                                                                                --------
         Total assets                                                                            673,174
                                                                                                --------
LIABILITIES
   Payables:
      Upon return of securities loaned                                                            12,965
      Securities purchased                                                                         2,633
      Capital shares redeemed                                                                        901
   Accrued management fees                                                                            58
   Accrued transfer agent's fees                                                                      24
   Other accrued expenses and payables                                                               187
                                                                                                --------
         Total liabilities                                                                        16,768
                                                                                                --------
            Net assets applicable to capital shares outstanding                                 $656,406
                                                                                                ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                              $511,654
   Distributable earnings                                                                        144,752
                                                                                                --------
            Net assets applicable to capital shares outstanding                                 $656,406
                                                                                                ========
   Capital shares outstanding, no par value                                                       40,664
                                                                                                ========
   Net asset value, redemption price, and offering price per share                              $  16.14
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

58  | USAA EXTENDED MARKET INDEX FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended December 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $5)                                             $  10,371
   Interest                                                                                           82
   Securities lending (net)                                                                          219
                                                                                               ---------
      Total income                                                                                10,672
                                                                                               ---------
ALLOCATED FROM MASTER EXTENDED MARKET INDEX SERIES*:
   Dividends - unaffiliated                                                                         (474)
   Foreign taxes withheld                                                                             (1)
   Securities lending - affiliated                                                                    54
   Dividends - affiliated                                                                             19
                                                                                               ---------
      Total income                                                                                  (402)
          Expenses (Note 6)                                                                          (73)
                                                                                               ---------
      Net allocated investment loss                                                                 (475)
                                                                                               ---------
      Total income                                                                                10,197
                                                                                               ---------
FUND EXPENSES
   Management fees                                                                                   659
   Administration and servicing fees                                                               1,275
   Transfer agent's fees                                                                             692
   Custody and accounting fees                                                                       172
   Postage                                                                                            43
   Shareholder reporting fees                                                                         40
   Trustees' fees                                                                                     34
   Registration fees                                                                                  35
   Professional fees                                                                                 144
   Other                                                                                             177
                                                                                               ---------
      Total Fund expenses                                                                          3,271
                                                                                               ---------
NET INVESTMENT INCOME                                                                              6,926
                                                                                               ---------

================================================================================

                                                      FINANCIAL STATEMENTS |  59

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Investments                                                                              $  42,665
      Futures transactions                                                                          (790)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                               (125,699)
      Futures contracts                                                                                7
   ALLOCATED FROM MASTER EXTENDED MARKET INDEX SERIES*:
   Net realized gain on:
      Investments                                                                                  2,385
      Futures transactions                                                                           134
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                                  7,987
      Futures contracts                                                                              (78)
                                                                                               ---------
         Net realized and unrealized loss                                                        (73,389)
                                                                                               ---------
   Decrease in net assets resulting from operations                                            $ (66,463)
                                                                                               =========

* USAA Extended Market Index Fund converted from a feeder fund in a master-feeder structure investing in Master Extended Market Index Series to a stand-alone fund on February 23, 2018.

See accompanying notes to financial statements.

================================================================================

60  | USAA EXTENDED MARKET INDEX FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended December 31,

--------------------------------------------------------------------------------------------------------

                                                                                 2018*              2017
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                     $  6,926           $  6,640
   Net realized gain on investments                                            45,050             39,632
   Net realized gain (loss) on futures transactions                              (656)             1,314
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                            (117,712)            69,651
      Futures contracts                                                           (71)               155
                                                                             ---------------------------
      Increase (decrease) in net assets resulting from operations             (66,463)           117,392
                                                                             ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:                                                       (40,796)           (53,852)
                                                                             ---------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                   55,792             66,396
   Reinvested dividends                                                        39,931             52,983
   Cost of shares redeemed                                                    (97,269)           (89,411)
                                                                             ---------------------------
      Increase (decrease) in net assets from capital
         share transactions                                                    (1,546)            29,968
                                                                             ---------------------------
   Net increase (decrease) in net assets                                     (108,805)            93,508

NET ASSETS
   Beginning of year                                                          765,211            671,703
                                                                             ---------------------------
   End of year                                                               $656,406           $765,211
                                                                             ===========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                  3,039              3,603
   Shares issued for dividends reinvested                                       2,344              2,793
   Shares redeemed                                                             (5,029)            (4,823)
                                                                             ---------------------------
      Increase in shares outstanding                                              354              1,573
                                                                             ===========================

* USAA Extended Market Index Fund converted from a feeder fund in a master-feeder structure investing in Master Extended Market Index Series to a stand-alone fund on February 23, 2018.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  61

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Extended Market Index Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek to match, before fees and expenses, the performance of all small- and mid-cap stocks as measured by the Dow Jones U.S. Completion Total Stock Market Index(SM) (the Index).

Prior to February 24, 2018, the Fund operated as a feeder fund in a master-feeder structure and invested all of its investable assets in the Master Extended Market Index Series (Extended Market Portfolio) of the Quantitative Master Series LLC (Master LLC), which is a separate fund advised by BlackRock Advisors, LLC (BlackRock). On February 23, 2018, the Fund received an in-kind distribution of securities from the feeder in a non-taxable transaction equal to the Fund's investment in the feeder as of that date.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc. (Victory), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). The closing of the Transaction is expected to be completed during the second quarter of 2019, pending satisfaction of certain closing conditions and approvals, including

================================================================================

62  | USAA EXTENDED MARKET INDEX FUND

================================================================================

certain approvals of the Fund's Board of Trustees and of the Fund's shareholders at a special shareholder meeting to be held in 2019. In connection with the Transaction, the index tracked by the Fund is being changed to a to the Wilshire 4500 Completion Index, published by Wilshire Associates, Inc. The new index is intended to be a comparable index in terms of market cap exposure, return, and risk profile to the existing Dow Jones U.S. Completion Total Stock Market Index. Additionally, the investment objective and principal investment strategies will change to reflect the change in index. Additionally, the Fund's subadviser, BNY Mellon Asset Management North America Corporation (BNYM AMNA), is expected to be terminated and the Fund managed internally.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined.

        In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask

================================================================================

64  | USAA EXTENDED MARKET INDEX FUND

================================================================================

        prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and ask price closest to the last reported sale price.

    8.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best available bid and ask price in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

        broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to, futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit

================================================================================

66  | USAA EXTENDED MARKET INDEX FUND

================================================================================

    risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at December 31, 2018, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF DECEMBER 31, 2018*
    (IN THOUSANDS)

                                          ASSET DERIVATIVES
--------------------------------------------------------------------------------------------------------
                               STATEMENT OF
    DERIVATIVES NOT            ASSETS AND                                         FOREIGN
    ACCOUNTED FOR AS           LIABILITIES        INTEREST RATE     EQUITY        EXCHANGE
    HEDGING INSTRUMENTS        LOCATION           CONTRACTS         CONTRACTS     CONTRACTS        TOTAL
--------------------------------------------------------------------------------------------------------
    USAA Extended              Distributable
      Market Index Fund        earnings               $-              $7**           $-             $7

* For open derivative instruments as of December 31, 2018, see the Portfolio of Investments.

** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only the variation margin from the last business day of the reporting period is reported within the Statement of Assets and Liabilities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

     THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2018 (IN THOUSANDS)


                                    NET REALIZED GAIN (LOSS)
     ------------------------------------------------------------------------------------------------
     DERIVATIVES NOT          STATEMENT OF                                     FOREIGN
     ACCOUNTED FOR AS         OPERATIONS        INTEREST RATE     EQUITY       EXCHANGE
     HEDGING INSTRUMENTS      LOCATION          CONTRACTS         CONTRACTS    CONTRACTS        TOTAL
     ------------------------------------------------------------------------------------------------
     USAA Extended            Net realized loss
       Market Index           on Futures
       Fund                   transactions          $-             $(656)         $-            $(656)


                      NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     ------------------------------------------------------------------------------------------------
     DERIVATIVES NOT          STATEMENT OF                                     FOREIGN
     ACCOUNTED FOR AS         OPERATIONS        INTEREST RATE     EQUITY       EXCHANGE
     HEDGING INSTRUMENTS      LOCATION          CONTRACTS         CONTRACTS    CONTRACTS        TOTAL
     ------------------------------------------------------------------------------------------------
     USAA Extended            Change in net
       Market Index           unrealized
       Fund                   appreciation/
                              (depreciation)
                              of Futures
                              contracts             $-             $(71)          $-            $(71)

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended December 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On

================================================================================

68  | USAA EXTENDED MARKET INDEX FUND

================================================================================

    an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

F. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

G. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

    accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are

================================================================================

70  | USAA EXTENDED MARKET INDEX FUND

================================================================================

allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the year ended December 31, 2018, the Fund paid CAPCO facility fees of $6,000, which represents 0.9% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended December 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, partnership basis, distributions re-designation, wash sales, pfics and corporate action basis adjustments related to master feeder, master feeder k-1, income and capital gains from master feeder and non-REIT return of capital dividend adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease undistributed net investment income by $221,000, increase accumulated net realized gain on investments by $2,329,000, and decrease in paid in capital by $2,108,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended December 31, 2018, and 2017, was as follows:


                                                  2018                   2017
                                              ----------------------------------
Ordinary income*                              $ 7,582,000            $ 9,775,000
Long-term realized capital gains               33,214,000             44,077,000
                                              -----------            -----------
  Total distributions paid                    $40,796,000            $53,852,000
                                              ===========            ===========

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  71

================================================================================

As of December 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $    815,000
Undistributed long-term capital gains                                 10,270,000
Accumulated capital and other losses                                     (48,000)
Unrealized appreciation of investments                               133,715,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, partnership basis, passive foreign investment company and non-REIT return of capital dividend adjustments.

Distributions to shareholders are recorded on the ex-dividend date.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At December 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2018, the Fund deferred to January 1, 2019, post October capital losses of $48,000.

TAX BASIS OF INVESTMENTS - At December 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                           NET
                                               GROSS               GROSS                UNREALIZED
                                             UNREALIZED          UNREALIZED           APPRECIATION/
FUND                        TAX COST        APPRECIATION        DEPRECIATION          (DEPRECIATION)
----------------------------------------------------------------------------------------------------
USAA Extended
  Market Index
  Fund                   $535,364,000       $221,001,000        $(87,286,000)          $133,715,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2018, were $92,311,000 and $105,097,000, respectively.

================================================================================

72  | USAA EXTENDED MARKET INDEX FUND

================================================================================

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At December 31, 2018, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                    NON-CASH COLLATERAL              CASH COLLATERAL
--------------------------------------------------------------------------------
  $11,990,000                            $-                        $12,965,000

(6) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  73

================================================================================

authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets.

The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

Effective February 24, 2018, the Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average daily net assets. For the period February 24, 2018 to December 31, 2018, the Fund incurred management fees, paid or payable to the Manager, of $659,000.

Prior to February 24, 2018, the Fund operated as a feeder fund in a master-feeder structure and invested all of its investable assets in the Extended Market Portfolio of the Master LLC, a separate registered mutual fund advised by BlackRock. Under the Management Agreement, the Manager was responsible for monitoring the services provided to the Extended Market Portfolio by BlackRock. The Manager received no fee from the Fund for providing those monitoring services performed on its behalf. For the period January 1, 2018 to February 23, 2018, the Master LLC incurred expenses of $73,000.

SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with BNYM AMNA, under which BNYM AMNA directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager). This arrangement provides for monthly fees that are paid by the Manager.

The Manager (not the Fund) pays BNYM AMNA a subadvisory fee in the amount of 0.02% of the Fund's average daily net assets for the first $500 million; 0.015% of net assets for amounts over $500 million and up to $1 billion; and 0.01% of net assets for amounts over $1 billion. For the period February 26, 2018 to December 31, 2018, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to BNYM AMNA, of $118,000.

================================================================================

74  | USAA EXTENDED MARKET INDEX FUND

================================================================================

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average daily net assets. Prior to February 24, 2018, the annualized rate was equal to 0.25% of average daily net assets. For the year ended December 31, 2018, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $1,275,000.

Prior to February 24, 2018, the Manager paid BlackRock up to 0.10% for subadministration services provided on the Manager's behalf. For the period January 1, 2018 to February 23, 2018, the Manager incurred subadministration fees, paid or payable to BlackRock, of $55,000.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2018, the Fund reimbursed the Manager $8,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended December 31, 2018, the Fund incurred transfer agent's fees, paid or payable to SAS, of $692,000. At December 31, 2018, the Fund recorded a reclassification of less than $500 for SAS adjustments to income distribution payable.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by USAA, a large, diversified financial services institution.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  75

================================================================================

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFS, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule on the Fund's financial statements and various filings.

(9) RECENTLY ADOPTED ACCOUNTING STANDARD

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of this ASU guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value and transfers between levels of the fair value hierarchy.

================================================================================

76  | USAA EXTENDED MARKET INDEX FUND

================================================================================

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:


                                                                YEAR ENDED DECEMBER 31,
                                     ------------------------------------------------------------------------
                                         2018            2017            2016            2015            2014
                                     ------------------------------------------------------------------------
Net asset value at
  beginning of period                $  18.98        $  17.34        $  16.06        $  18.02        $  17.63
                                     ------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                   .17             .18             .18             .14             .16
  Net realized and unrealized
    gain (loss)                         (1.96)           2.88            2.33            (.81)           1.09
                                     ------------------------------------------------------------------------
Total from investment
  operations                            (1.79)           3.06            2.51            (.67)           1.25
                                     ------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.17)           (.18)           (.18)           (.15)           (.16)
  Realized capital gains                 (.88)          (1.24)          (1.05)          (1.14)           (.70)
                                     ------------------------------------------------------------------------
Total distributions                     (1.05)          (1.42)          (1.23)          (1.29)           (.86)
                                     ------------------------------------------------------------------------
Net asset value at
  end of period                      $  16.14        $  18.98        $  17.34        $  16.06        $  18.02
                                     ------------------------------------------------------------------------
Total return (%)*                       (9.70)          17.72           15.48           (3.76)           7.18
Net assets at end
  of period (000)                    $656,406        $765,211        $671,703        $619,624        $660,930
Ratios to average daily
  net assets:**
  Expenses (%)(a)                         .43(b)          .44             .48             .48(c)          .48
  Expenses excluding
    reimbursements (%)(a)                 .43(b)          .44             .48             .48             .48
  Net investment income (%)               .90             .93            1.14             .86             .94
Portfolio turnover (%)                     12(d)           11(e)           13(e)           14(e)           10(e)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2018, average daily net assets were
    $773,150,000.
(a) Does not include acquired fund fees, if any.
(b) Prior to February 24, 2018, the Fund was a feeder fund in a master-feeder structure investing in Master Extended Market Index Series (the Series) to a stand-alone fund. Expenses include expenses allocated to the Fund by the Series prior to the conversion.
(c) Prior to May 1, 2015, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.50% of the Fund's average daily net assets.
(d) Reflects the period of February 24, 2018 to December 31, 2018, after the Fund converted to a stand-alone fund.
(e) Represents the portfolio turnover of the Series.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  77

================================================================================

EXPENSE EXAMPLE

December 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2018, through December 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to

================================================================================

78  | USAA EXTENDED MARKET INDEX FUND

================================================================================

compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                 EXPENSES PAID
                                       BEGINNING             ENDING              DURING PERIOD*
                                     ACCOUNT VALUE        ACCOUNT VALUE          JULY 1, 2018 -
                                      JULY 1, 2018      DECEMBER 31, 2018      DECEMBER 31, 2018
                                     -----------------------------------------------------------
Actual                                 $1,000.00            $  852.20                $2.10

Hypothetical
  (5% return before expenses)           1,000.00             1,022.94                 2.29

*Expenses are equal to the Fund's annualized expense ratio of 0.45%, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of (14.78)% for the six-month period of July 1, 2018, through December 31, 2018.

================================================================================

                                                           EXPENSE EXAMPLE |  79

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 53 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

80  | USAA EXTENDED MARKET INDEX FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman, USAA ETF Trust (06/17-present); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  81

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Trustee, USAA ETF Trust (06/17-present); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-present); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

82  | USAA EXTENDED MARKET INDEX FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-present); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-present); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  83

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-present); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

84  | USAA EXTENDED MARKET INDEX FUND

================================================================================

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-present); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  85

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-present); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

     (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
     (2) Member of Executive Committee.
     (3) Member of Audit and Compliance Committee.
     (4) Member of Product Management and Distribution Committee.
     (5) Member of Corporate Governance Committee.
     (6) Member of Investments Committee.
     (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
     (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
     (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
     (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

86  | USAA EXTENDED MARKET INDEX FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President, USAA ETF Trust (06/17-present); Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, USAA ETF Trust (06/17-present); Head of Equities, Equity Investments, AMCO (01/12-present).

KRISTEN MILLAN
Secretary
Born: April 1983
Year of Appointment: 2019

Senior Attorney, FASG General Counsel, USAA (09/17-present); Attorney, FASG General Counsel, USAA (06/13-09/17). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

SEBA KURIAN
Assistant Secretary
Born: December 1978
Year of Appointment: 2019

Secretary, USAA ETF Trust (09/17-present); Senior Attorney, USAA FASG Counsel (06/16-present); Senior Attorney, Invesco Ltd. (05/11-06/16). Ms. Kurian also serves as assistant secretary of ICORP and IMCO.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  87

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Treasurer, USAA ETF Trust (09/18-present); Executive Director, Investment and Financial Administration, USAA (04/12-present); Assistant Treasurer, USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Assistant Treasurer, USAA ETF Trust (09/18-present); Accounting/Financial Director, USAA (12/13-present); Senior Accounting Analyst, USAA (03/11-12/13).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Chief Compliance Officer, USAA ETF Trust (06/17-present); Assistant Vice President, Compliance-Investments, USAA (02/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-01/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

88  | USAA EXTENDED MARKET INDEX FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN, ACCOUNTING                State Street Bank and Trust Company
AGENT, AND                           P.O. Box 1713
SUB-ADMINISTRATOR                    Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

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================================================================================
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[LOGO OF USAA]
   USAA(R)

                                [GRAPHIC OF USAA GLOBAL MANAGED VOLATILITY FUND]

================================================================================

    ANNUAL REPORT
    USAA GLOBAL MANAGED VOLATILITY FUND
    FUND SHARES o INSTITUTIONAL SHARES
    DECEMBER 31, 2018

================================================================================

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

================================================================================

PRESIDENT'S MESSAGE

"LONG-TERM INVESTORS SHOULD MAKE DECISIONS
BASED ON THEIR LONG-TERM OBJECTIVES, TIME HORIZON, [PHOTO OF BROOKS ENGLEHARDT] AND RISK TOLERANCE. THEY SHOULD NEVER MAKE HASTY
PORTFOLIO DECISIONS BASED ON MARKET TURMOIL."

--------------------------------------------------------------------------------

FEBRUARY 2019

Volatility returned to the financial markets in a big way during 2018. Ultimately, 2018 turned out to be one of the most volatile years since the 2008 financial crisis, with nearly all equity markets recording negative returns. The turmoil began in early February 2018 when a surge in U.S. inflation suggested that the Federal Reserve (Fed) might increase its pace of interest rate increases. Global stocks broadly declined in response. Although emerging-markets stocks continued to trend down, developed-markets equities generally rebounded, and in spite of ongoing volatility, global equities posted new gains into the summer and early fall 2018. Market conditions grew more challenging in October 2018, as investors became concerned that the U.S. economic expansion might be losing steam. In this environment, worries about continued Fed interest rate increases, the U.S.-China trade dispute, and corporate earnings weakness drove a worldwide sell-off, led by U.S. stocks, which continued through the end of 2018.

Investors, who traditionally seek safe haven in fixed income securities during volatile times, found little relief in bonds during 2018. For most of 2018, longer-term yields climbed (and bond prices fell), as the Fed maintained its commitment to raising short-term interest rates. The situation improved slightly in November and December 2018 due to changing market expectations about the pace of Fed interest rate increases during 2019. In December 2018, Fed policymakers altered their forecast, decreasing the number of their projected 2019 interest rate increases from three to two. By year end 2018, longer-term yields had dropped from their period highs, which suggested that investors thought that the Fed might raise interest rates a single time or even remain on hold throughout 2019. The yield on the bellwether 10-year U.S. Treasury note started in January 2018 at 2.46%, reached 3.24% -- its high of the reporting period -- on November 8, 2018, and ended December 2018 at 2.69%.

================================================================================

================================================================================

Of course, it is difficult to predict what the Fed will do in 2019 or what the economic data will look like. At USAA Investments, we believe the U.S.
economy will continue expanding, though at a slower pace than in 2018. We see little chance of a recession in the next 12 months. As for stocks, we had said for some time that valuations were stretched. After the recent sell-off, valuations appear more reasonable. Market declines can present attractive opportunities to discerning investors; the new year may be a good time to add holdings that support your long-term investment plan.

In the coming months, shareholders can expect to hear a lot of media "noise" about the markets, Fed monetary policy, economic growth, and trade. The exaggerated language, such as that employed during the sell-off (the steep drop on December 24, 2018, and the historic one-day rally on December 26, 2018 are prime examples), are designed to provoke an emotional reaction. We believe that shareholders should focus on information that can provide the perspective they need to manage their investments. Long-term investors should make decisions based on their long-term objectives, time horizon, and risk tolerance. They should never make hasty portfolio decisions based on market turmoil. One way to avoid the temptation to time the market is dollar-cost averaging, which is the strategy of investing a set amount on a regular basis.

Diversification is another good investment strategy, that can potentially protect a portfolio from market turbulence or shifts in performance leadership. The primary goal of diversification, after all, is long-term risk management. If you are uneasy about market risk in general or you want to evaluate current portfolio risk, please call USAA to speak with an advisor. They can help you review your investment plan and make sure you are properly diversified.

At USAA Investments, we are committed to helping you meet your financial objectives. Rest assured we will continue to monitor the financial markets, economic conditions, Fed monetary policy, and shifts in interest rates, as well as other matters that could potentially affect your investments.

On behalf of everyone here, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY ON THE FUND                                              1

INVESTMENT OVERVIEW                                                           5

FINANCIAL INFORMATION

   Distributions to Shareholders                                              8
   Report of Independent Registered
     Public Accounting Firm                                                   9
   Portfolio of Investments                                                  10
   Notes to Portfolio of Investments                                         23
   Financial Statements                                                      25
   Notes to Financial Statements                                             29
   Financial Highlights                                                      49

EXPENSE EXAMPLE                                                              51

TRUSTEES' AND OFFICERS' INFORMATION                                          53

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2019, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

         [PHOTO OF LANCE HUMPHREY]                    [PHOTO OF  WASIF A. LATIF]
         LANCE HUMPHREY, CFA                          WASIF A. LATIF
         USAA Asset                                   USAA Asset
         Management Company                           Management Company

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    The reporting period ending December 31, 2018, proved to be a very challenging time for stocks, with negative returns for domestic, developed-market international, and emerging-market equities.

    U.S. stock indexes generally declined in 2018, with the bellwether S&P 500 Index experiencing its largest downturn since 2008. Despite this end result, the investment backdrop was in fact quite favorable for most of 2018. Through the end of September 2018, stocks were boosted by the combination of strong economic growth and better-than-expected corporate earnings. As a result, the S&P 500 Index touched a new record high late in the third calendar quarter of 2018.

    Market conditions changed in October 2018, however, as investors grew concerned that the Federal Reserve would need to raise interest rates in 2019 more aggressively than expected. Although these fears subsequently subsided, stocks continued to fall due to mounting evidence of slowing global growth, persistent uncertainty surrounding U.S. trade policy, and, late in 2018, a government shutdown. The resulting fourth quarter 2018 loss, which was punctuated by one of the worst Decembers in history, pushed the major indexes into the red for all of 2018.

    The growth style stocks generally outperformed value style stocks in 2018, although the latter started to make up some of its previous shortfall in the final three months of the reporting period. Small-cap

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    stocks lagged large-cap stocks by a considerable margin, with the widest gap occurring during the fourth quarter 2018 sell-off.

    Foreign stocks posted losses and trailed the United States. While 2018 began with optimism regarding the prospects for synchronized global growth, the international economies in fact experienced a meaningful slowdown. European equities were particularly hard hit due to the combination of sluggish economic conditions and the likelihood that the European Central Bank would start to withdraw monetary stimulus in 2019. A variety of political developments further pressured the region's markets, including the ongoing Brexit negotiations and Italy's expanding government debt burden. The weakness in foreign currencies against the U.S. dollar was an additional performance headwind for U.S.-based investors.

    The emerging markets lagged their developed-market peers for much of 2018, reflecting investor concerns about economic turmoil in Turkey and Argentina, the impact of U.S. protectionism, and questions regarding the course of growth in China. However, the asset class--while suffering a loss in absolute terms--strongly outperformed both U.S. and developed-market international equities in the fourth-quarter 2018 sell-off.

o HOW DID THE USAA GLOBAL MANAGED VOLATILITY FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended December 31, 2018, the Fund Shares and Institutional Shares had total returns of -8.78% and -8.61%, respectively. This compares to total returns of -9.42% for the MSCI All-Country World Index (the Index) and -5.96% for the Global Managed Volatility Composite Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    Refer to page 6 for benchmark definitions.

================================================================================

2  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

o PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE DURING THE REPORTING PERIOD.

    The Fund seeks to provide diversified exposure to global equities through investments in individual stocks and exchange-traded funds (ETFs). We strive to construct a portfolio that can participate in equities' longer-term performance while also managing the risk of large market downturns.

    The Fund performed as designed in 2018. After keeping pace with the Index in the first nine months of 2018, it outpaced the Index in the fourth quarter of 2018. During this time, our emphasis on risk management added value amid the sharp downturn in stock prices. It was especially evident in December 2018, when the Fund's losses were not as severe as the broader world equity markets.

    U.S. stocks are the Fund's largest geographic allocation, which added value given the country's outperformance in 2018. However, our risk-conscious investment style was a slight detractor for most of 2018. Our emphasis on companies with attractive valuations and improving fundamentals put the portfolio somewhat out of step with the stronger showing from lower-quality and momentum-driven stocks through the end of September 2018. In addition, our value-oriented posture prevented us from fully participating in the strong returns for the growth style in that time. Although these factors began to work in our favor during the fourth-quarter 2018 sell-off, they were nonetheless a modest detractor for the full reporting period.

    The merits of our emphasis on risk management were more apparent in the Fund's allocations to non-U.S. equities. In the developed international markets, we added value by holding a sizable weighting in an ETF that invests in stocks with low historical volatility. Our position in a low-volatility ETF in the emerging markets also helped dampen downside risk in that category, as did an allocation to an ETF that emphasizes fundamental factors. We believe the stronger showing for these investments helps illustrate the merits of a risk-conscious approach during unfavorable market conditions.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    On the down side, we lost a small degree of relative performance via an overweight allocation to non-U.S. equities. We believe this positioning is warranted from a longer-term standpoint due to the more attractive valuations and greater latitude for better-than-expected economic growth outside of the United States.

    The Fund's hedging strategy, which is designed to help cushion the impact of large stock market sell-offs, was also a modest detractor from performance due to its drag on return in the first nine months of 2018. The Fund established its hedges by using derivatives, specifically options on the S&P 500 Index.

    The period from early 2016 through the autumn of 2018 was characterized by strong, steady gains, and low volatility for global equities. However, we began to see this environment shift in 2018 with the deep, broad-based sell-off of the fourth quarter of 2018. In addition, investors' increased focus on macroeconomic developments such as trade policy, interest rates, and economic trends overseas resulted in a sizable increase in day-to-day volatility. We believe the Fund, through its focus on managing downside risk, is well positioned to add value if the investment backdrop remains challenging in 2019.

    Thank you for the opportunity to help you with your investments needs.

    ETFs are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

================================================================================

4  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

INVESTMENT OVERVIEW

                 o AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/18 o

-------------------------------------------------------------------------------------------------
                                                                         SINCE          INCEPTION
                             1 YEAR        5 YEAR        10 YEAR       INCEPTION*         DATE
-------------------------------------------------------------------------------------------------
Fund Shares                 -8.78%         2.15%                         3.17%           7/12/13
Institutional Shares        -8.61%         2.38%         5.02%
MSCI All-Country
World Index**               -9.42%         4.26%         9.46%
Global Managed
Volatility Composite
Index***                    -5.96%         3.38%         7.14%

*Since inception returns are shown when a share class has less than 10 years of performance. Total returns for periods of less than one year are not annualized.

**The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

***The Global Managed Volatility Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI All-Country World Index (70%) and the Bloomberg Barclays U.S. Treasury - Bills (1-3M) (30%).

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                                                                                   USAA
                                                    GLOBAL MANAGED            GLOBAL MANAGED
                        MSCI ALL-COUNTRY             VOLATILITY              VOLATILITY FUND
                          WORLD INDEX              COMPOSITE INDEX                SHARES
 7/31/2013                $10,000.00                 $10,000.00                 $10,000.00
 8/31/2013                  9,791.66                   9,857.22                   9,808.80
 9/30/2013                 10,297.41                  10,216.32                  10,181.64
10/31/2013                 10,711.29                  10,505.37                  10,439.77
11/30/2013                 10,862.98                  10,612.77                  10,544.93
12/31/2013                 11,050.39                  10,743.63                  10,660.87
 1/31/2014                 10,608.37                  10,444.58                  10,316.35
 2/28/2014                 11,120.83                  10,801.49                  10,660.87
 3/31/2014                 11,170.28                  10,839.31                  10,699.15
 4/30/2014                 11,276.62                  10,915.65                  10,756.57
 5/31/2014                 11,516.46                  11,084.79                  10,861.84
 6/30/2014                 11,733.29                  11,234.35                  10,947.97
 7/31/2014                 11,590.98                  11,141.46                  10,766.14
 8/31/2014                 11,847.04                  11,316.98                  10,919.26
 9/30/2014                 11,462.86                  11,063.20                  10,613.02
10/31/2014                 11,543.56                  11,119.56                  10,651.30
11/30/2014                 11,736.64                  11,253.10                  10,727.86
12/31/2014                 11,510.17                  11,104.38                  10,445.83
 1/31/2015                 11,330.21                  10,984.69                  10,341.02
 2/28/2015                 11,960.98                  11,416.28                  10,853.41
 3/31/2015                 11,775.65                  11,297.24                  10,678.73
 4/30/2015                 12,117.31                  11,530.67                  10,934.93
 5/31/2015                 12,101.50                  11,526.42                  10,911.64
 6/30/2015                 11,816.61                  11,340.04                  10,690.38
 7/31/2015                 11,919.23                  11,411.81                  10,725.31
 8/31/2015                 11,102.15                  10,867.68                  10,038.24
 9/30/2015                 10,699.93                  10,595.50                   9,723.82
10/31/2015                 11,539.72                  11,179.53                  10,375.95
11/30/2015                 11,444.43                  11,118.48                  10,329.37
12/31/2015                 11,238.04                  10,981.84                  10,103.68
 1/31/2016                 10,560.26                  10,520.05                   9,598.00
 2/29/2016                 10,487.62                  10,473.76                   9,480.00
 3/31/2016                 11,264.83                  11,023.63                  10,127.00
 4/30/2016                 11,431.12                  11,142.69                  10,268.00
 5/31/2016                 11,445.52                  11,159.40                  10,233.00
 6/30/2016                 11,376.24                  11,117.00                  10,245.00
 7/31/2016                 11,866.48                  11,454.95                  10,586.00
 8/31/2016                 11,906.41                  11,487.03                  10,586.00
 9/30/2016                 11,979.35                  11,541.02                  10,657.00
10/31/2016                 11,776.02                  11,405.99                  10,480.00
11/30/2016                 11,865.51                  11,471.00                  10,562.00
12/31/2016                 12,121.83                  11,648.80                  10,749.00
 1/31/2017                 12,453.30                  11,874.95                  11,011.00
 2/28/2017                 12,802.66                  12,113.25                  11,285.00
 3/31/2017                 12,959.23                  12,223.49                  11,416.00
 4/30/2017                 13,161.23                  12,363.09                  11,559.00
 5/31/2017                 13,451.86                  12,563.94                  11,809.00
 6/30/2017                 13,513.03                  12,610.47                  11,833.00
 7/31/2017                 13,890.65                  12,863.33                  12,118.00
 8/31/2017                 13,943.88                  12,905.64                  12,190.00
 9/30/2017                 14,213.26                  13,086.95                  12,345.00
10/31/2017                 14,508.41                  13,282.59                  12,559.00
11/30/2017                 14,789.28                  13,470.06                  12,797.00
12/31/2017                 15,027.71                  13,629.05                  13,001.00
 1/31/2018                 15,875.49                  14,178.32                  13,583.00
 2/28/2018                 15,208.77                  13,743.28                  13,013.00
 3/31/2018                 14,883.22                  13,576.53                  12,953.00
 4/30/2018                 15,025.33                  13,646.90                  13,001.00
 5/31/2018                 15,044.07                  13,676.74                  12,953.00
 6/30/2018                 14,962.64                  13,727.39                  12,856.00
 7/31/2018                 15,413.88                  14,032.70                  13,231.00
 8/31/2018                 15,534.93                  14,107.63                  13,280.00
 9/30/2018                 15,602.57                  14,156.92                  13,341.00
10/31/2018                 14,433.33                  13,423.50                  12,468.00
11/30/2018                 14,644.42                  13,580.40                  12,686.00
12/31/2018                 13,612.77                  12,906.90                  11,860.00

                                   [END CHART]

                         Data from 7/31/13 to 12/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Global Managed Volatility Fund Shares to the benchmarks listed above (see page 5 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the MSCI All-Country World Index and the Global Managed Volatility Composite Index is calculated from the end of the month, July 31, 2013, while the USAA Global Managed Volatility Fund Shares initially invested in securities on July 15, 2013. There may be a slight variation of performance numbers because of this difference.

================================================================================

6  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

                         o TOP 10 HOLDINGS* - 12/31/18 o
                                (% of Net Assets)

iShares Edge MSCI Min Vol EAFE ETF ....................................... 14.3%
iShares Edge MSCI Min Vol USA ETF ........................................  7.1%
Vanguard FTSE Developed Markets ETF ......................................  5.4%
iShares Edge MSCI Min Vol Emerging
  Markets ETF ............................................................  4.6%
Schwab Fundamental International Large
  Company Index ETF ......................................................  4.3%
U.S. Treasury Note, 1.88%, 4/30/2022  ....................................  3.6%
Invesco FTSE RAFI Developed Markets
  ex-US ETF  .............................................................  3.5%
iShares Core MSCI EAFE ETF  ..............................................  3.4%
Schwab Fundamental Emerging Markets
  Large Company Index ETF  ...............................................  2.9%
iShares Edge MSCI USA Quality Factor ETF  ................................  2.9%

                        o ASSET ALLOCATION* - 12/31/18 o
                                (% of Net Assets)

                         [PIE CHART OF ASSET ALLOCATION]

INTERNATIONAL EXCHANGE-TRADED FUNDS                                        44.9%
COMMON STOCKS                                                              27.8%
EXCHANGE-TRADED FUNDS                                                      20.5%
U.S. TREASURY SECURITIES                                                    4.2%
MONEY MARKET INSTRUMENTS                                                    2.3%

                                   [END CHART]

*Does not include purchased options, written options, futures, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2018:

      DIVIDEND RECEIVED               QUALIFIED DIVIDEND              LONG-TERM              QUALIFIED
     DEDUCTION (CORPORATE           INCOME (NON-CORPORATE            CAPITAL GAIN             INTEREST
       SHAREHOLDERS)(1)                SHAREHOLDERS)(1)             DISTRIBUTIONS(2)           INCOME
     -------------------------------------------------------------------------------------------------
            19.54%                          20.39%                   $14,833,000              $715,000
     -------------------------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

================================================================================

8  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF USAA GLOBAL MANAGED VOLATILITY
FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Global Managed Volatility Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
February 22, 2019

================================================================================

                    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  9

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2018

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (93.2%)

              COMMON STOCKS (27.8%)

              BASIC MATERIALS (0.4%)
              ----------------------
              CHEMICALS (0.3%)
      4,800   Celanese Corp.                                                                    $    432
     12,783   Eastman Chemical Co.                                                                   934
      2,730   Linde plc                                                                              426
      4,920   LyondellBasell Industries N.V. "A"                                                     409
      7,580   PPG Industries, Inc.                                                                   775
                                                                                                --------
                                                                                                   2,976
                                                                                                --------
              IRON/STEEL (0.1%)
      5,130   Nucor Corp.                                                                            266
      9,360   Steel Dynamics, Inc.                                                                   281
                                                                                                --------
                                                                                                     547
                                                                                                --------
              Total Basic Materials                                                                3,523
                                                                                                --------
              COMMUNICATIONS (2.7%)
              ---------------------
              ADVERTISING (0.4%)
     64,677   Interpublic Group of Companies, Inc.                                                 1,334
     33,300   Omnicom Group, Inc.                                                                  2,439
                                                                                                --------
                                                                                                   3,773
                                                                                                --------
              INTERNET (0.7%)
        730   Amazon.com, Inc.(a)                                                                  1,097
        220   Booking Holdings, Inc.(a)                                                              379
     14,560   CDW Corp.                                                                            1,180
     11,800   F5 Networks, Inc.(a)                                                                 1,912
      6,740   GoDaddy, Inc. "A"(a)                                                                   442
      2,340   Netflix, Inc.(a)                                                                       626
      2,090   Palo Alto Networks, Inc.(a)                                                            394
                                                                                                --------
                                                                                                   6,030
                                                                                                --------
              MEDIA (0.8%)
      6,570   CBS Corp. "B"                                                                          287
     33,610   Comcast Corp. "A"                                                                    1,144
     23,350   Discovery, Inc. "A"(a)                                                                 578

================================================================================

10  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     20,690   DISH Network Corp."A"(a)                                                          $    517
      5,390   Liberty Broadband Corp. "C"(a)                                                         388
     22,270   Liberty Media Corp-Liberty SiriusXM "C"(a)                                             823
     57,390   Sirius XM Holdings, Inc.                                                               328
     12,070   Twenty-First Century Fox, Inc. "A"                                                     581
     32,210   Viacom, Inc. "B"                                                                       828
     20,190   Walt Disney Co.                                                                      2,214
                                                                                                --------
                                                                                                   7,688
                                                                                                --------
              TELECOMMUNICATIONS (0.8%)
     34,788   AT&T, Inc.                                                                             993
     17,580   CenturyLink, Inc.                                                                      266
     40,430   Cisco Systems, Inc.                                                                  1,752
     45,340   Juniper Networks, Inc.                                                               1,220
      3,910   Motorola Solutions, Inc.                                                               450
     14,040   T-Mobile US, Inc.(a)                                                                   893
     36,540   Verizon Communications, Inc.                                                         2,054
                                                                                                --------
                                                                                                   7,628
                                                                                                --------
              Total Communications                                                                25,119
                                                                                                --------
              CONSUMER, CYCLICAL (2.6%)
              -------------------------
              AIRLINES (0.1%)
      9,730   Delta Air Lines, Inc.                                                                  485
     12,840   Southwest Airlines Co.                                                                 597
      4,440   United Continental Holdings, Inc.(a)                                                   372
                                                                                                --------
                                                                                                   1,454
                                                                                                --------
              APPAREL (0.2%)
     19,760   Hanesbrands, Inc.                                                                      247
      6,430   Michael Kors Holdings Ltd.(a)                                                          244
      8,360   NIKE, Inc. "B"                                                                         620
      5,150   Ralph Lauren Corp.                                                                     533
                                                                                                --------
                                                                                                   1,644
                                                                                                --------
              AUTO MANUFACTURERS (0.1%)
     41,010   Ford Motor Co.                                                                         314
      7,390   PACCAR, Inc.                                                                           422
                                                                                                --------
                                                                                                     736
                                                                                                --------
              AUTO PARTS & EQUIPMENT (0.1%)
      5,430   WABCO Holdings, Inc.(a)                                                                583
                                                                                                --------
              DISTRIBUTION/WHOLESALE (0.0%)
      1,030   WW Grainger, Inc.                                                                      291
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              LEISURE TIME (0.2%)
      7,570   Carnival Corp.                                                                    $    373
     15,380   Norwegian Cruise Line Holdings Ltd.(a)                                                 652
      3,180   Polaris Industries, Inc.                                                               244
      6,380   Royal Caribbean Cruises Ltd.                                                           624
                                                                                                --------
                                                                                                   1,893
                                                                                                --------
              LODGING (0.1%)
      5,380   Las Vegas Sands Corp.                                                                  280
      8,440   Marriott International, Inc. "A"                                                       916
                                                                                                --------
                                                                                                   1,196
                                                                                                --------
              RETAIL (1.8%)
     11,299   Best Buy Co., Inc.                                                                     598
      3,670   Costco Wholesale Corp.                                                                 748
      6,544   Darden Restaurants, Inc.                                                               653
     16,050   Dollar General Corp.                                                                 1,735
      8,380   Dollar Tree, Inc.(a)                                                                   757
     19,880   Gap, Inc.                                                                              512
     12,490   Genuine Parts Co.                                                                    1,199
      4,650   Home Depot, Inc.                                                                       799
     12,660   Kohl's Corp.                                                                           840
     25,470   Macy's, Inc.                                                                           759
      6,560   Nordstrom, Inc.                                                                        306
      1,300   O'Reilly Automotive, Inc.(a)                                                           448
     60,030   Qurate Retail, Inc.(a)                                                               1,172
     13,780   Ross Stores, Inc.                                                                    1,146
     19,860   Starbucks Corp.                                                                      1,279
     20,117   Target Corp.                                                                         1,330
     40,480   TJX Companies, Inc.                                                                  1,811
      4,930   Tractor Supply Co.                                                                     411
      5,170   Walgreens Boots Alliance, Inc.                                                         353
                                                                                                --------
                                                                                                  16,856
                                                                                                --------
              Total Consumer, Cyclical                                                            24,653
                                                                                                --------
              CONSUMER, NON-CYCLICAL (7.2%)
              -----------------------------
              AGRICULTURE (0.3%)
     37,840   Altria Group, Inc.                                                                   1,869
     18,800   Archer-Daniels-Midland Co.                                                             770
                                                                                                --------
                                                                                                   2,639
                                                                                                --------
              BEVERAGES (0.5%)
      6,462   Brown-Forman Corp. "B"                                                                 308
     18,720   Coca-Cola Co.                                                                          886

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12  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     12,280   Molson Coors Brewing Co. "B"                                                      $    690
     26,760   PepsiCo, Inc.                                                                        2,956
                                                                                                --------
                                                                                                   4,840
                                                                                                --------
              BIOTECHNOLOGY (0.4%)
      2,632   Amgen, Inc.                                                                            512
      3,220   Biogen, Inc.(a)                                                                        969
      7,010   Celgene Corp.(a)                                                                       449
     16,175   Gilead Sciences, Inc.                                                                1,012
      1,560   Illumina, Inc.(a)                                                                      468
      4,950   United Therapeutics Corp.(a)                                                           539
                                                                                                --------
                                                                                                   3,949
                                                                                                --------
              COMMERCIAL SERVICES (1.1%)
      1,890   AMERCO                                                                                 620
     12,240   Automatic Data Processing, Inc.                                                      1,605
      4,660   FleetCor Technologies, Inc.(a)                                                         865
     17,960   H&R Block, Inc.                                                                        456
      3,970   Moody's Corp.                                                                          556
      4,550   Robert Half International, Inc.                                                        260
      3,440   S&P Global, Inc.                                                                       585
     51,840   Sabre Corp.                                                                          1,122
     19,188   Total System Services, Inc.                                                          1,560
      3,510   United Rentals, Inc.(a)                                                                360
      4,810   Verisk Analytics, Inc.(a)                                                              524
     94,530   Western Union Co.                                                                    1,613
                                                                                                --------
                                                                                                  10,126
                                                                                                --------
              COSMETICS/PERSONAL CARE (0.6%)
      3,100   Estee Lauder Companies, Inc. "A"                                                       403
     53,968   Procter & Gamble Co.                                                                 4,961
                                                                                                --------
                                                                                                   5,364
                                                                                                --------
              FOOD (0.9%)
     48,980   Conagra Brands, Inc.                                                                 1,046
     18,650   General Mills, Inc.                                                                    726
     12,070   Hormel Foods Corp.                                                                     515
     11,384   Ingredion, Inc.                                                                      1,041
     10,620   JM Smucker Co.                                                                         993
     22,470   Kellogg Co.                                                                          1,281
     26,490   Kroger Co.                                                                             728
      3,990   McCormick & Co., Inc.                                                                  556
      7,630   Sysco Corp.                                                                            478
     21,809   Tyson Foods, Inc. "A"                                                                1,165
                                                                                                --------
                                                                                                   8,529
                                                                                                --------


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              HEALTHCARE PRODUCTS (0.5%)
        860   ABIOMED, Inc.(a)                                                                  $    279
      2,670   Edwards Lifesciences Corp.(a)                                                          409
     15,270   Henry Schein, Inc.(a)                                                                1,199
      2,230   IDEXX Laboratories, Inc.(a)                                                            415
        870   Intuitive Surgical, Inc.(a)                                                            417
      8,940   Medtronic plc                                                                          813
      2,560   Stryker Corp.                                                                          401
      8,240   Varian Medical Systems, Inc.(a)                                                        934
                                                                                                --------
                                                                                                   4,867
                                                                                                --------
              HEALTHCARE-SERVICES (1.0%)
      5,252   Anthem, Inc.                                                                         1,379
      3,130   Centene Corp.(a)                                                                       361
     13,010   DaVita, Inc.(a)                                                                        669
      8,886   HCA Healthcare, Inc.                                                                 1,106
     12,051   Laboratory Corp. of America Holdings(a)                                              1,523
     19,349   Quest Diagnostics, Inc.                                                              1,611
      3,950   UnitedHealth Group, Inc.                                                               984
     12,310   Universal Health Services, Inc. "B"                                                  1,435
                                                                                                --------
                                                                                                   9,068
                                                                                                --------
              HOUSEHOLD PRODUCTS/WARES (0.6%)
      3,750   Avery Dennison Corp.                                                                   337
     41,540   Church & Dwight Co., Inc.                                                            2,732
      8,730   Clorox Co.                                                                           1,345
     13,120   Kimberly-Clark Corp.                                                                 1,495
                                                                                                --------
                                                                                                   5,909
                                                                                                --------
              PHARMACEUTICALS (1.3%)
      7,670   AmerisourceBergen Corp.                                                                571
     15,000   Bristol-Myers Squibb Co.                                                               780
     11,240   Cardinal Health, Inc.                                                                  501
      8,987   Cigna Corp.(a)                                                                       1,707
      8,390   CVS Health Corp.                                                                       550
     14,110   Eli Lilly & Co.                                                                      1,633
      2,340   Jazz Pharmaceuticals plc(a)                                                            290
      7,560   Johnson & Johnson                                                                      975
      4,220   McKesson Corp.                                                                         466
      7,300   Merck & Co., Inc.                                                                      558
     16,420   Mylan N.V.(a)                                                                          450
     69,870   Pfizer, Inc.                                                                         3,050
      8,360   Zoetis, Inc.                                                                           715
                                                                                                --------
                                                                                                  12,246
                                                                                                --------
              Total Consumer, Non-cyclical                                                        67,537
                                                                                                --------

================================================================================

14  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              ENERGY (1.5%)
              -------------
              OIL & GAS (1.3%)
     50,310   Antero Resources Corp.(a)                                                         $    472
     10,560   Apache Corp.                                                                           277
     16,634   Chevron Corp.                                                                        1,810
     13,980   Cimarex Energy Co.                                                                     862
     44,950   ConocoPhillips                                                                       2,803
      4,660   Continental Resources, Inc.(a)                                                         187
     11,360   Devon Energy Corp.                                                                     256
      2,940   Diamondback Energy, Inc.                                                               272
     16,510   Exxon Mobil Corp.                                                                    1,126
      6,040   Hess Corp.                                                                             245
     18,610   HollyFrontier Corp.                                                                    951
     15,410   Marathon Oil Corp.                                                                     221
     15,680   Marathon Petroleum Corp.                                                               925
     12,940   Newfield Exploration Co.(a)                                                            190
     15,120   Valero Energy Corp.                                                                  1,134
                                                                                                --------
                                                                                                  11,731
                                                                                                --------
              PIPELINES (0.2%)
      5,440   Cheniere Energy, Inc.(a)                                                               322
     15,440   ONEOK, Inc.                                                                            833
     41,890   Plains GP Holdings, LP "A"(a)                                                          842
      6,180   Targa Resources Corp.                                                                  223
                                                                                                --------
                                                                                                   2,220
                                                                                                --------
              Total Energy                                                                        13,951
                                                                                                --------
              FINANCIAL (5.8%)
              ----------------
              BANKS (1.1%)
     13,300   BB&T Corp.                                                                             576
      5,450   Capital One Financial Corp.                                                            412
      6,170   Comerica, Inc.                                                                         424
     34,080   East West Bancorp, Inc.                                                              1,484
     29,890   Fifth Third Bancorp                                                                    703
    123,080   Huntington Bancshares, Inc.                                                          1,467
      9,890   J.P. Morgan Chase & Co.                                                                965
     72,580   Regions Financial Corp.                                                                971
      5,660   Signature Bank                                                                         582
     12,310   SunTrust Banks, Inc.                                                                   621
      1,790   SVB Financial Group(a)                                                                 340
     18,240   U.S. Bancorp.                                                                          834
     31,050   Zions Bancorp                                                                        1,265
                                                                                                --------
                                                                                                  10,644
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              DIVERSIFIED FINANCIAL SERVICES (0.9%)
      2,940   Affiliated Managers Group, Inc.                                                   $    287
      4,120   Alliance Data Systems Corp.                                                            618
     47,680   Ally Financial, Inc.                                                                 1,080
      3,790   American Express Co.                                                                   361
      2,140   CME Group, Inc.                                                                        403
     15,200   Franklin Resources, Inc.                                                               451
     10,880   Mastercard, Inc. "A"                                                                 2,053
     18,190   SEI Investments Co.                                                                    840
     14,250   Synchrony Financial                                                                    334
      4,760   T. Rowe Price Group, Inc.                                                              439
     10,930   Visa, Inc. "A"                                                                       1,442
                                                                                                --------
                                                                                                   8,308
                                                                                                --------
              INSURANCE (1.6%)
     64,112   Aflac, Inc.                                                                          2,921
     14,777   Allstate Corp.                                                                       1,221
     20,480   American Financial Group, Inc.                                                       1,854
      7,090   Athene Holding Ltd. "A"(a)                                                             282
     16,070   Hartford Financial Services Group, Inc.                                                714
     31,959   Loews Corp.                                                                          1,455
      7,360   Principal Financial Group, Inc.                                                        325
     24,840   Progressive Corp.                                                                    1,499
      3,820   Prudential Financial, Inc.                                                             312
      7,674   Reinsurance Group of America, Inc.                                                   1,076
     25,830   Torchmark Corp.                                                                      1,925
      6,497   Travelers Companies, Inc.                                                              778
     12,300   Voya Financial, Inc.                                                                   494
                                                                                                --------
                                                                                                  14,856
                                                                                                --------
              REAL ESTATE (0.1%)
     12,500   CBRE Group, Inc. "A"(a)                                                                501
      3,360   Jones Lang LaSalle, Inc.                                                               425
                                                                                                --------
                                                                                                     926
                                                                                                --------
              REITS (2.1%)
    110,112   AGNC Investment Corp.                                                                1,931
    268,844   Annaly Capital Management, Inc.                                                      2,640
     12,690   AvalonBay Communities, Inc.                                                          2,209
      5,070   Boston Properties, Inc.                                                                571
     23,860   Camden Property Trust                                                                2,101
     27,580   Host Hotels & Resorts, Inc.                                                            460
     28,090   Kimco Realty Corp.                                                                     411
     31,353   Liberty Property Trust                                                               1,313

================================================================================

16  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     20,740   Mid-America Apartment Communities, Inc.                                           $  1,985
     11,270   Prologis, Inc.                                                                         662
      4,180   Public Storage                                                                         846
     17,690   Regency Centers Corp.                                                                1,038
      3,630   Simon Property Group, Inc.                                                             610
      8,290   SL Green Realty Corp.                                                                  655
      9,060   Ventas, Inc.                                                                           531
    158,930   VEREIT, Inc.                                                                         1,136
     14,640   Weyerhaeuser Co.                                                                       320
                                                                                                --------
                                                                                                  19,419
                                                                                                --------
              Total Financial                                                                     54,153
                                                                                                --------
              INDUSTRIAL (2.0%)
              -----------------
              AEROSPACE/DEFENSE (0.5%)
      1,610   Boeing Co.                                                                             519
      4,840   Lockheed Martin Corp.                                                                1,267
     10,140   Raytheon Co.                                                                         1,555
      4,140   Spirit AeroSystems Holdings, Inc. "A"                                                  299
      6,460   United Technologies Corp.                                                              688
                                                                                                --------
                                                                                                   4,328
                                                                                                --------
              BUILDING MATERIALS (0.1%)
     11,040   Fortune Brands Home & Security, Inc.                                                   419
     10,340   Owens Corning                                                                          455
                                                                                                --------
                                                                                                     874
                                                                                                --------
              ELECTRONICS (0.5%)
     17,790   Arrow Electronics, Inc.(a)                                                           1,226
      6,770   Garmin Ltd.                                                                            429
      6,360   Keysight Technologies, Inc.(a)                                                         395
      1,190   Mettler-Toledo International, Inc.(a)                                                  673
     23,020   TE Connectivity Ltd.                                                                 1,741
      3,370   Waters Corp.(a)                                                                        636
                                                                                                --------
                                                                                                   5,100
                                                                                                --------
              ENGINEERING & CONSTRUCTION (0.0%)
       8,780  Fluor Corp.                                                                            283
                                                                                                --------
              ENVIRONMENTAL CONTROL (0.4%)
     11,360   Pentair plc                                                                            429
     18,625   Republic Services, Inc.                                                              1,343
     18,927   Waste Management, Inc.                                                               1,684
                                                                                                --------
                                                                                                   3,456
                                                                                                --------
              HAND/MACHINE TOOLS (0.0%)
       1,960  Snap-on, Inc.                                                                          285
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              MACHINERY-DIVERSIFIED (0.1%)
      6,370   AGCO Corp.                                                                        $    355
      3,360   Cummins, Inc.                                                                          449
                                                                                                --------
                                                                                                     804
                                                                                                --------
              MISCELLANEOUS MANUFACTURERS (0.1%)
      8,470   Eaton Corp. plc                                                                        581
     10,320   Textron, Inc.                                                                          475
                                                                                                --------
                                                                                                   1,056
                                                                                                --------
              PACKAGING & CONTAINERS (0.1%)
      3,330   Packaging Corp. of America                                                             278
     14,290   WestRock Co.                                                                           539
                                                                                                --------
                                                                                                     817
                                                                                                --------
              SHIPBUILDING (0.1%)
      5,192   Huntington Ingalls Industries, Inc.                                                    988
                                                                                                --------
              TRANSPORTATION (0.1%)
      4,530   CH Robinson Worldwide, Inc.                                                            381
      3,190   Union Pacific Corp.                                                                    441
                                                                                                --------
                                                                                                     822
                                                                                                --------
              Total Industrial                                                                    18,813
                                                                                                --------
              TECHNOLOGY (3.7%)
              -----------------
              COMPUTERS (1.2%)
     10,050   Accenture plc "A"                                                                    1,417
      7,470   Apple, Inc.                                                                          1,178
     29,450   Cognizant Technology Solutions Corp. "A"                                             1,869
     16,180   DXC Technology Co.                                                                     860
      3,640   Fortinet, Inc.(a)                                                                      256
     46,700   Hewlett Packard Enterprise Co.                                                         617
     14,770   International Business Machines Corp.                                                1,679
     22,950   Leidos Holdings, Inc.                                                                1,210
     10,153   NetApp, Inc.                                                                           606
     18,910   Seagate Technology plc                                                                 730
     12,810   Western Digital Corp.                                                                  474
                                                                                                --------
                                                                                                  10,896
                                                                                                --------
              SEMICONDUCTORS (0.5%)
     17,530   Advanced Micro Devices, Inc.(a)                                                        324
      8,390   Applied Materials, Inc.                                                                275
     18,200   Intel Corp.                                                                            854
      2,730   Lam Research Corp.                                                                     372
     22,170   Micron Technology, Inc.(a)                                                             703

================================================================================

18  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
      3,050   NVIDIA Corp.                                                                      $    407
      5,550   QUALCOMM, Inc.                                                                         316
      9,430   Texas Instruments, Inc.                                                                891
      5,520   Xilinx, Inc.                                                                           470
                                                                                                --------
                                                                                                   4,612
                                                                                                --------
              SOFTWARE (2.0%)
      2,400   Adobe, Inc.(a)                                                                         543
     15,840   Broadridge Financial Solutions, Inc.                                                 1,525
     24,660   Citrix Systems, Inc.                                                                 2,527
     22,660   Fidelity National Information Services, Inc.                                         2,324
     44,740   First Data Corp. "A"(a)                                                                756
     31,060   Fiserv, Inc.(a)                                                                      2,283
      7,740   Intuit, Inc.                                                                         1,524
     14,460   Jack Henry & Associates, Inc.                                                        1,829
     17,550   Microsoft Corp.                                                                      1,782
      2,490   MSCI, Inc.                                                                             367
     21,790   Oracle Corp.                                                                           984
     27,950   Paychex, Inc.                                                                        1,821
      3,730   salesforce.com, Inc.(a)                                                                511
                                                                                                --------
                                                                                                  18,776
                                                                                                --------
              Total Technology                                                                    34,284
                                                                                                --------
              UTILITIES (1.9%)
              ----------------
              ELECTRIC (1.8%)
     36,450   Ameren Corp.                                                                         2,378
     26,300   American Electric Power Co., Inc.                                                    1,966
     37,230   CMS Energy Corp.                                                                     1,848
     23,957   Consolidated Edison, Inc.                                                            1,832
     11,130   Entergy Corp.                                                                          958
     31,940   Exelon Corp.                                                                         1,440
      3,730   NextEra Energy, Inc.                                                                   648
     16,710   OGE Energy Corp.                                                                       655
     19,605   Pinnacle West Capital Corp.                                                          1,670
     13,760   PPL Corp.                                                                              390
     21,890   Southern Co.                                                                           961
     25,740   WEC Energy Group, Inc.                                                               1,783
                                                                                                --------
                                                                                                  16,529
                                                                                                --------
              GAS (0.1%)
     12,520   UGI Corp.                                                                              668
                                                                                                --------
              Total Utilities                                                                     17,197
                                                                                                --------
              Total Common Stocks (cost: $273,613)                                               259,230
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EXCHANGE-TRADED FUNDS (20.5%)
     75,000   Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF(b)                             $  3,772
     67,410   Invesco FTSE RAFI U.S. 1000 ETF                                                      6,847
     59,230   iShares Core S&P 500 ETF                                                            14,903
  1,271,700   iShares Edge MSCI Min Vol USA ETF(b)                                                66,637
    185,450   iShares Edge MSCI USA Momentum Factor ETF(b)                                        18,587
    349,830   iShares Edge MSCI USA Quality Factor ETF                                            26,853
    325,000   iShares Edge MSCI USA Size Factor ETF(b)                                            24,904
    115,100   iShares Edge MSCI USA Value Factor ETF                                               8,353
    586,430   Schwab Fundamental U.S. Large Co. Index ETF(b)                                      19,927
                                                                                                --------
              Total Exchange-Traded Funds (cost: $190,198)                                       190,783
                                                                                                --------

              INTERNATIONAL EXCHANGE-TRADED FUNDS (44.9%)
     72,200   Goldman Sachs ActiveBeta Emerging Markets Equity ETF                                 2,175
    120,000   Goldman Sachs ActiveBeta International Equity ETF                                    3,043
    883,218   Invesco FTSE RAFI Developed Markets ex-US ETF(b)                                    33,138
  1,017,200   Invesco FTSE RAFI Emerging Markets ETF(b)                                           20,110
    580,100   iShares Core MSCI EAFE ETF                                                          31,905
    235,800   iShares Core MSCI Emerging Markets ETF                                              11,118
  1,996,200   iShares Edge MSCI Min Vol EAFE ETF                                                 133,067
    769,300   iShares Edge MSCI Min Vol Emerging Markets ETF                                      42,981
     51,700   JPMorgan Diversified Return Emerging Markets Equity ETF(b)                           2,628
  1,045,700   Schwab Fundamental Emerging Markets Large Company Index ETF                         27,010
  1,572,900   Schwab Fundamental International Large Company Index ETF                            39,669
    638,100   Schwab Fundamental International Small Company Index ETF                            18,091
     43,300   USAA MSCI Emerging Markets Value Momentum Blend Index ETF(c)                         1,807
     53,100   USAA MSCI International Value Momentum Blend Index ETF(c)                            2,202
  1,349,300   Vanguard FTSE Developed Markets ETF                                                 50,059
                                                                                                --------
              Total International Exchange-Traded Funds (cost: $432,355)                         419,003
                                                                                                --------
              Total Equity Securities (cost: $896,166)                                           869,016
                                                                                                --------

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                            COUPON
(000)                                                              RATE         MATURITY
--------------------------------------------------------------------------------------------------------
              BONDS (4.2%)

              U.S. TREASURY SECURITIES (4.2%)

              BONDS (0.5%)
$     5,000   U.S. Treasury Bond(d)                                3.00%       5/15/2047           4,980
                                                                                                --------
              NOTES (3.7%)
     34,600   U.S. Treasury Note(d),(e)                            1.88        4/30/2022          33,946
                                                                                                --------
              Total U.S. Treasury Securities (cost: $39,871)                                      38,926
                                                                                                --------
              Total Bonds (cost: $39,871)                                                         38,926
                                                                                                --------

================================================================================

20  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (2.3%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (2.3%)
 21,560,862   State Street Institutional Treasury Money Market Fund
                Premier Class, 2.24%(d),(f) (cost: $21,561)                                     $ 21,561
                                                                                                --------

              SHORT-TERM INVESTMENTS PURCHASED WITH CASH
              COLLATERAL FROM SECURITIES LOANED (4.1%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (4.1%)
     27,600   Fidelity Government Portfolio Class I, 2.25%(f)                                         28
 25,604,469   Goldman Sachs Financial Square Government Fund Institutional
                Class, 2.36%(f)                                                                   25,605
 12,352,461   HSBC US Government Money Market Fund Class I, 2.34%(f)                              12,352
                                                                                                --------
              Total Short-Term Investments Purchased with Cash Collateral from
                Securities Loaned (cost: $37,985)                                                 37,985
                                                                                                --------

              TOTAL INVESTMENTS (COST: $995,583)                                                $967,488
                                                                                                ========

--------------------------------------------------------------------------------------------------------
                                                                                  NOTIONAL      MARKET
NUMBER OF                                        EXERCISE       EXPIRATION         AMOUNT        VALUE
CONTRACTS        DESCRIPTION                      PRICE            DATE            (000)         (000)
--------------------------------------------------------------------------------------------------------
                 PURCHASED OPTIONS (0.3%)
        30       Put - S&P 500 Index              $2,500        3/15/2019        USD   7,521     $   281
        65       Put - S&P 500 Index               2,475        3/15/2019        USD  16,294         545
        55       Put - S&P 500 Index               2,500        6/21/2019        USD  13,788         743
        30       Put - S&P 500 Index               2,475        6/21/2019        USD   7,521         376
        75       Put - S&P 500 Index               2,350        6/21/2019        USD  18,801         638
                                                                                                 -------
                 TOTAL PURCHASED OPTIONS (COST: $1,619)                                          $ 2,583
                                                                                                 =======

                 WRITTEN OPTIONS (0.0%)
       (97)      Put - S&P 500 Index               2,225        1/18/2019        USD (24,316)        (42)
       (95)      Put - S&P 500 Index               2,200        3/15/2019        USD (23,815)       (213)
                                                                                                 -------
                 TOTAL WRITTEN OPTIONS (COST: $423)                                              $  (255)
                                                                                                 =======

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                              UNREALIZED
                                                          NOTIONAL         CONTRACT        APPRECIATION/
NUMBER OF                               EXPIRATION         AMOUNT            VALUE        (DEPRECIATION)
CONTRACTS        DESCRIPTION               DATE             (000)            (000)                 (000)
--------------------------------------------------------------------------------------------------------
                 FUTURES (6.0%)

                 LONG FUTURES

                 EQUITY CONTRACTS
        446      S&P 500 E Mini          3/15/2019        USD 58,102        $55,866              $(2,236)
                                                                            -------              -------
                 TOTAL LONG FUTURES                                         $55,866              $(2,236)
                                                                            -------              -------

                 TOTAL FUTURES                                              $55,866              $(2,236)
                                                                            =======              =======

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                 VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                          LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                                $259,230               $-               $-       $259,230
  Exchange-Traded Funds                         190,783                -                -        190,783
  International Exchange-Traded Funds           419,003                -                -        419,003

Bonds:
  U.S. Treasury Securities                       38,926                -                -         38,926

Money Market Instruments:
  Government & U.S. Treasury Money
     Market Funds                                21,561                -                -         21,561

Short-Term Investments Purchased with
  Cash Collateral from Securities Loaned:
  Government & U.S. Treasury Money
     Market Funds                                37,985                -                -         37,985

Options:
  Put Options Purchased                           2,583                -                -          2,583
--------------------------------------------------------------------------------------------------------
Total                                          $970,071               $-               $-       $970,071
--------------------------------------------------------------------------------------------------------

LIABILITIES                                     LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------------
Options:
  Put Options Written                          $   (255)              $-               $-       $   (255)
Futures(1)                                       (2,236)               -                -         (2,236)
--------------------------------------------------------------------------------------------------------
Total                                          $ (2,491)              $-               $-       $ (2,491)
--------------------------------------------------------------------------------------------------------

(1) Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

At December 31, 2018, the Fund did not have any transfers into/out of Level 3.

================================================================================

22  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 45.3% of net assets at December 31, 2018.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    REITS Real estate investment trusts - Dividend distributions from REITS may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.

o   SPECIFIC NOTES

    (a)  Non-income-producing security.

    (b) The security, or a portion thereof, was out on loan as of December 31, 2018.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  23

================================================================================

    (c) Investment in affiliated exchange-traded fund.

    (d) The security, or a portion thereof, is segregated to cover the value of open futures contracts at December 31, 2018.

    (e) Securities with a value of $5,886,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (f) Rate represents the money market fund annualized seven-day yield at December 31, 2018.

See accompanying notes to financial statements.

================================================================================

24  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

December 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including securities on
      loan of $37,607) (cost of $990,422)                                                       $963,479
   Investments in affiliated underlying funds, at market value (cost of $5,161)                    4,009
   Purchased options, at market value (cost of $1,619)                                             2,583
   Cash                                                                                            2,550
   Cash denominated in foreign currencies (identified cost of $123)                                  120
   Receivables:
      Capital shares sold                                                                              5
      USAA Asset Management Company (Note 7)                                                         151
      Dividends and interest                                                                         829
      Other                                                                                           43
                                                                                                --------
          Total assets                                                                           973,769
                                                                                                --------
LIABILITIES
   Payables:
      Upon return of securities loaned                                                            37,985
      Securities purchased                                                                           172
      Capital shares redeemed                                                                         47
   Written options, at market value (premiums received of $423)                                      255
   Variation margin on futures contracts                                                           2,235
   Accrued management fees                                                                           485
   Accrued transfer agent's fees                                                                       1
   Other accrued expenses and payables                                                               150
                                                                                                --------
          Total liabilities                                                                       41,330
                                                                                                --------
              Net assets applicable to capital shares outstanding                               $932,439
                                                                                                ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                              $962,073
   Accumulated loss                                                                              (29,634)
                                                                                                --------
              Net assets applicable to capital shares outstanding                               $932,439
                                                                                                ========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $10,229/1,089 capital shares
         outstanding, no par value)                                                             $   9.39
                                                                                                ========
      Institutional Shares (net assets of $922,210/97,134 capital shares
         outstanding, no par value)                                                             $   9.49
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended December 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends from affiliated investments                                                       $     103
   Dividends from unaffiliated investments                                                        21,672
   Interest                                                                                          949
   Securities lending (net)                                                                          138
                                                                                               ---------
      Total income                                                                                22,862
                                                                                               ---------
EXPENSES
   Management fees                                                                                 5,350
   Administration and servicing fees:
      Fund Shares                                                                                     17
      Institutional Shares                                                                           440
   Transfer agent's fees:
      Fund Shares                                                                                     16
      Institutional Shares                                                                           440
   Custody and accounting fees:
      Fund Shares                                                                                      4
      Institutional Shares                                                                           158
   Postage:
      Fund Shares                                                                                      2
   Shareholder reporting fees:
      Fund Shares                                                                                      7
      Institutional Shares                                                                             2
   Trustees' fees                                                                                     34
   Registration fees:
      Fund Shares                                                                                     19
      Institutional Shares                                                                            39
   Professional fees                                                                                 107
   Other                                                                                              22
                                                                                               ---------
          Total expenses                                                                           6,657
                                                                                               ---------

================================================================================

26  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

   Expenses reimbursed:
      Fund Shares                                                                              $     (33)
      Institutional Shares                                                                          (369)
                                                                                               ---------
             Net expenses                                                                          6,255
                                                                                               ---------
NET INVESTMENT INCOME                                                                             16,607
                                                                                               ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, OPTIONS, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Investments                                                                                 17,240
      Foreign currency transactions                                                                  140
      Options                                                                                       (422)
      Futures transactions                                                                        (6,512)
   Change in net unrealized appreciation/(depreciation) of:
      Unaffiliated investments                                                                  (115,586)
      Affiliated investments (Note 9)                                                             (1,180)
      Foreign currency translations                                                                  (11)
      Options                                                                                      1,533
      Futures contracts                                                                           (2,199)
                                                                                               ---------
             Net realized and unrealized loss                                                   (106,997)
                                                                                               ---------
   Decrease in net assets resulting from operations                                            $ (90,390)
                                                                                               =========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended December 31,

--------------------------------------------------------------------------------------------------------

                                                                                2018                2017
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                   $  16,607            $ 11,877
   Net realized gain on investments                                           17,240              21,723
   Net realized gain on foreign currency transactions                            140                   9
   Net realized loss on options                                                 (422)             (3,243)
   Net realized gain (loss) on futures transactions                           (6,512)              3,598
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                           (116,766)             90,512
      Options                                                                  1,533                (242)
      Foreign currency translations                                              (11)                 10
      Futures contracts                                                       (2,199)                (37)
                                                                           -----------------------------
      Increase (decrease) in net assets resulting from operations            (90,390)            124,207
                                                                           -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
      Fund Shares                                                               (443)               (196)
      Institutional Shares                                                   (39,886)            (16,139)
                                                                           -----------------------------
      Distributions to shareholders                                          (40,329)            (16,335)
                                                                           -----------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                                   424              (5,110)
   Institutional Shares                                                      227,261             423,103
                                                                           -----------------------------
         Total net increase in net assets from capital
            share transactions                                               227,685             417,993
                                                                           -----------------------------
      Net increase in net assets                                              96,966             525,865
                                                                           -----------------------------
NET ASSETS
   Beginning of year                                                         835,473             309,608
                                                                           -----------------------------
   End of year                                                             $ 932,439            $835,473
                                                                           =============================


See accompanying notes to financial statements.

================================================================================

28  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Global Managed Volatility Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek to attain long-term capital appreciation while attempting to reduce volatility during unfavorable market conditions.

The Fund consists of two classes of shares: Global Managed Volatility Fund Shares (Fund Shares) and Global Managed Volatility Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc. (Victory), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). The closing of the Transaction is expected to be completed during the second quarter of 2019, pending satisfaction of certain closing conditions and approvals, including certain approvals of the Fund's Board of Trustees and of the Fund's shareholders at a special shareholder meeting to be held in 2019. The Transaction is not expected to result in any material changes to the Fund's investment objectives and principal investment strategies.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most

================================================================================

30  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

        recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and ask price closest to the last reported sale price.

    8.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best available bid and ask price in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair

================================================================================

32  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

        value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to, futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at December 31, 2018, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

================================================================================

34  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

    OPTIONS TRANSACTIONS - The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's Statement of Assets and Liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's Statement of Assets and Liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF DECEMBER 31, 2018*
    (IN THOUSANDS)

                                                          ASSET DERIVATIVES
    ---------------------------------------------------------------------------------------------------
                               STATEMENT OF
    DERIVATIVES NOT            ASSETS AND                                          FOREIGN
    ACCOUNTED FOR AS           LIABILITIES        INTEREST RATE     EQUITY         EXCHANGE
    HEDGING INSTRUMENTS        LOCATION           CONTRACTS         CONTRACTS      CONTRACTS      TOTAL
    ---------------------------------------------------------------------------------------------------
    USAA Global                Purchased              $-            $2,583**         $-          $2,583
      Managed Volatility       options,
      Fund                     at market value

                                                        LIABILITY DERIVATIVES
    ---------------------------------------------------------------------------------------------------
                               STATEMENT OF
    DERIVATIVES NOT            ASSETS AND                                          FOREIGN
    ACCOUNTED FOR AS           LIABILITIES        INTEREST RATE     EQUITY         EXCHANGE
    HEDGING INSTRUMENTS        LOCATION           CONTRACTS         CONTRACTS      CONTRACTS      TOTAL
    ---------------------------------------------------------------------------------------------------
    USAA Global                Accumulated loss       $-            $(2,491)**       $-         $(2,491)
      Managed Volatility
      Fund

     * For open derivative instruments as of December 31, 2018, see the Portfolio of Investments.
    ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only the variation margin from the last business day of the reporting period is reported within the Statement of Assets and Liabilities.

================================================================================

36  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2018 (IN THOUSANDS)

                                                NET REALIZED GAIN (LOSS)
    ----------------------------------------------------------------------------------------------
    DERIVATIVES NOT       STATEMENT OF                                     FOREIGN
    ACCOUNTED FOR AS      OPERATIONS        INTEREST RATE   EQUITY         EXCHANGE
    HEDGING INSTRUMENTS   LOCATION          CONTRACTS       CONTRACTS      CONTRACTS         TOTAL
    ----------------------------------------------------------------------------------------------
    USAA Global           Net realized gain     $-          $(6,934)         $-            $(6,934)
      Managed Volatility  (loss) on Options
      Fund                and Futures
                          transactions

                                 NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    ----------------------------------------------------------------------------------------------
    DERIVATIVES NOT       STATEMENT OF                                     FOREIGN
    ACCOUNTED FOR AS      OPERATIONS        INTEREST RATE   EQUITY         EXCHANGE
    HEDGING INSTRUMENTS   LOCATION          CONTRACTS       CONTRACTS      CONTRACTS         TOTAL
    ----------------------------------------------------------------------------------------------
    USAA Global           Change in net         $-           $(666)          $-             $(666)
      Managed Volatility  unrealized
      Fund                appreciation/
                          (depreciation)
                          of Options and
                          Futures contracts

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    For the year ended December 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

F. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

G. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference

================================================================================

38  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

    between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the year ended December 31, 2018, the Fund paid CAPCO facility fees of $4,000, which represents 0.6% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended December 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

================================================================================

40  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, non-REIT return of capital dividend, REIT return of capital dividend, and REIT capital gain dividend adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease undistributed net investment income and accumulated net realized loss on investments by $219,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended December 31, 2018, and 2017, was as follows:


                                              2018                       2017
                                          --------------------------------------
Ordinary income*                          $25,496,000                $16,335,000
Long-term realized capital gains           14,833,000                          -
                                          -----------                -----------
  Total distributions paid                $40,329,000                $16,335,000
                                          ===========                ===========

As of December 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $    200,000
Accumulated capital and other losses                                  (1,697,000)
Unrealized depreciation of investments                               (28,137,000)

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on wash sales, REIT basis adjustments, and non-REIT return of capital dividend adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At December 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2018, the Fund deferred to January 1, 2019, post October capital losses of $1,697,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

TAX BASIS OF INVESTMENTS - The aggregate cost of investments for federal income tax purposes at December 31, 2018 was substantially the same for book purposes. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is disclosed below:

                                              GROSS             GROSS          NET UNREALIZED
                                            UNREALIZED        UNREALIZED        APPRECIATION/
FUND                        TAX COST       APPRECIATION      DEPRECIATION      (DEPRECIATION)
---------------------------------------------------------------------------------------------
USAA Global Managed
  Volatility Fund         $997,240,000     $25,648,000       $(53,781,000)      $(28,133,000)

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2018, were $488,945,000 and $305,174,000, respectively.

In accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and affiliated USAA Funds at the then-current market price with no brokerage commissions incurred. The affiliated transactions executed by the Fund, including short-term securities, during the year ended December 31, 2018 were as follows:

PURCHASES                            SALES                     NET REALIZED GAIN
--------------------------------------------------------------------------------
$22,021,000                            $-                             $-

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value

================================================================================

42  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At December 31, 2018, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                   NON-CASH COLLATERAL               CASH COLLATERAL
--------------------------------------------------------------------------------
  $37,607,000                          $-                          $37,985,000

(6) CAPITAL SHARE TRANSACTIONS

At December 31, 2018, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                  YEAR ENDED                      YEAR ENDED
                                              DECEMBER 31, 2018               DECEMBER 31, 2017
--------------------------------------------------------------------------------------------------
                                            SHARES          AMOUNT          SHARES          AMOUNT
                                           -------------------------------------------------------
FUND SHARES:
Shares sold                                   329         $  3,541            295         $  2,983
Shares issued from reinvested
  dividends                                    46              443             18              196
Shares redeemed                              (338)          (3,560)          (808)          (8,289)
                                           -------------------------------------------------------
Net increase (decrease) from capital
  share transactions                           37         $    424           (495)        $ (5,110)
                                           =======================================================
INSTITUTIONAL SHARES:
Shares sold                                18,307         $200,895         42,694         $412,711
Shares issued from reinvested
  dividends                                 4,082           39,886          1,492           16,139
Shares redeemed                            (1,295)         (13,520)          (548)          (5,747)
                                           -------------------------------------------------------
Net increase from capital
  share transactions                       21,094         $227,261         43,638         $423,103
                                           =======================================================

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. For the year ended December 31, 2018, the Fund had no subadviser(s).

The Fund's management fee is accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average daily net assets. For the year ended December 31, 2018, the Fund incurred management fees, paid or payable to the Manager, of $5,350,000.

================================================================================

44  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

In addition, the Fund invests in affiliated USAA ETFs. The Fund's management fee is reimbursed by the Manager to the extent of the indirect management fee incurred through the Fund's proportional investment in the affiliated ETF(s). For the year ended December 31, 2018, the Fund's management fee was reimbursed by the Manager in an amount of $10,000, of which $1,000 was receivable from the Manager.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets of the Funds Shares, and 0.05% of average daily net assets of the Institutional Shares. For the year ended December 31, 2018, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $17,000 and $440,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2018, the Fund reimbursed the Manager $8,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - The Manager agreed, through April 30, 2019, to limit the total annual operating expenses of the Fund Shares and Institutional Shares to 0.90%, and 0.70%, respectively, of their average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund Shares and Institutional Shares for all expenses in excess of those amounts. This expense limitation arrangement may not be changed or terminated through April 30, 2019, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended December 31, 2018, the Fund incurred reimbursable expenses from the Manager for the Fund Shares and the Institutional Shares of $33,000 and $369,000, respectively, of which $151,000 was receivable from the Manager, which includes affiliated ETF(s) management fee reimbursements.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.05% of the Institutional Shares' average daily net assets plus out-of-pocket expenses. For the year ended December 31, 2018, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $16,000 and $440,000, respectively.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 16 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual or semiannual reports may be viewed at USAA.COM. As of December 31, 2018, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
-------------------------------------------------------------------------------
Target Retirement Income                                                3.3
Target Retirement 2020                                                  8.9
Target Retirement 2030                                                 26.6
Target Retirement 2040                                                 35.8
Target Retirement 2050                                                 21.7
Target Retirement 2060                                                  2.5

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

46  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

(9) TRANSACTIONS WITH AFFILIATED FUNDS

A. SHARE OWNERSHIP - The Fund does not invest in the affiliated USAA Funds for the purpose of exercising management or control; however, investments by the Fund may represent a significant portion of the affiliated USAA Funds' net assets. The affiliated funds' annual or semiannual reports may be viewed at USAA.COM. At December 31, 2018, the Fund owned the following percentages of the total outstanding shares of each of USAA Funds:

    AFFILIATED USAA FUND                                             OWNERSHIP %
    ----------------------------------------------------------------------------
    MSCI Emerging Markets Value Momentum Blend Index ETF                1.1
    MSCI International Value Momentum Blend Index ETF                   0.8

B. TRANSACTIONS WITH AFFILIATED FUNDS - The following table provides details related to the Fund's investment in the underlying USAA Funds for the year ended December 31, 2018:

                                                                                    CHANGE
                                                                                    IN NET
($ IN 000s)                                           REALIZED     CAPITAL        UNREALIZED
AFFILIATED          PURCHASE     SALES      DIVIDEND    GAIN        GAIN         APPRECIATION/      MARKET VALUE
USAA FUND            COST(A)    PROCEEDS     INCOME    (LOSS)   DISTRIBUTIONS   (DEPRECIATION)  12/31/17  12/31/18
------------------------------------------------------------------------------------------------------------------
MSCI
 Emerging
 Markets
 Value
 Momentum
 Blend
 Index ETF          $1,908        $-          $ 42       $-          $-           $  (527)        $426     $1,807
MSCI
 International
 Value
 Momentum
 Blend
 Index ETF           2,438         -            61        -           -              (653)         417      2,202
------------------------------------------------------------------------------------------------------------------
TOTAL               $4,346        $-          $103       $-          $-           $(1,180)        $843     $4,009
------------------------------------------------------------------------------------------------------------------

(a)Includes reinvestment of distributions from dividend and realized gains.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

(10) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule on the Fund's financial statements and various filings.

(11) RECENTLY ADOPTED ACCOUNTING STANDARD

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of this ASU guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value and transfers between levels of the fair value hierarchy.

================================================================================

48  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                          YEAR ENDED DECEMBER 31,
                                  -------------------------------------------------------------------
                                     2018           2017           2016           2015           2014
                                  -------------------------------------------------------------------
Net asset value at
  beginning of period             $ 10.73        $  9.03        $  8.59        $  8.97        $ 11.14
                                  -------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .25            .13(a)         .13(a)         .10(a)         .17(a)
  Net realized and unrealized
    gain (loss)                     (1.18)          1.76(a)         .42(a)        (.40)(a)       (.37)(a)
                                  -------------------------------------------------------------------
Total from investment
  operations                         (.93)          1.89(a)         .55(a)        (.30)(a)       (.20)(a)
                                  -------------------------------------------------------------------
Less distributions from:
  Net investment income              (.15)          (.14)          (.11)          (.08)          (.84)
  Realized capital gains             (.26)          (.05)             -              -          (1.13)
                                  -------------------------------------------------------------------
Total distributions                  (.41)          (.19)          (.11)          (.08)         (1.97)
                                  -------------------------------------------------------------------
Net asset value at end
  of period                       $  9.39        $ 10.73        $  9.03        $  8.59        $  8.97
                                  ===================================================================
Total return (%)*                   (8.78)         20.95           6.39          (3.28)         (2.02)
Net assets at end of
  period (000)                    $10,229        $11,284        $13,964        $15,911        $23,300
Ratios to average
  daily net assets:**
  Expenses (%)(b)                     .90            .90            .89            .90(c)        1.07(d)
  Expenses, excluding
    reimbursements (%)(b)            1.18           1.09           1.13           1.15           1.25
  Net investment income (%)          1.57           1.30           1.48           1.14           1.60
Portfolio turnover (%)                 35             48(e)           9             16(f)         147(g)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2018, average daily net assets were
    $11,563,000.
(a) Calculated using average shares.
(b) Does not include acquired fund fees, if any.
(c) Prior to May 1, 2015, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 0.90% of the Fund Shares' average daily net assets.
(d) Effective November 24, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.10% of the Fund Shares' average daily net assets.
(e) Reflects increase trading activity due to large shareholder inflows.
(f) Reflects a return to normal trading levels after a prior year transition.
(g) Reflects increased trading activity due to large shareholder redemptions.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  49

================================================================================

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                          YEAR ENDED DECEMBER 31,
                                 --------------------------------------------------------------------
                                     2018           2017           2016           2015           2014
                                 --------------------------------------------------------------------
Net asset value at
  beginning of period            $  10.84       $   9.12       $   8.69       $   9.08        $ 11.16
                                 --------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .16            .18(a)         .16(a)         .14(a)         .20(a)
  Net realized and unrealized
     gain (loss)                    (1.08)          1.76(a)         .40(a)        (.44)(a)       (.33)(a)
                                 --------------------------------------------------------------------
Total from investment
  operations                         (.92)          1.94(a)         .56(a)        (.30)(a)       (.13)(a)
                                 --------------------------------------------------------------------
Less distributions from:
  Net investment income              (.17)          (.17)          (.13)          (.09)          (.82)
  Realized capital gains             (.26)          (.05)             -              -          (1.13)
                                 --------------------------------------------------------------------
Total distributions                  (.43)          (.22)          (.13)          (.09)         (1.95)
                                 --------------------------------------------------------------------
Net asset value at end
  of period                      $   9.49       $  10.84       $   9.12       $   8.69        $  9.08
                                 ====================================================================
Total return (%)*                   (8.61)         21.24           6.46          (3.27)         (1.39)
Net assets at end of
  period (000)                   $922,210       $824,189       $295,644       $189,078        $57,938
Ratios to average
  daily net assets:**
  Expenses (%)(b)                     .70            .72(c)         .78            .80            .87(d)
  Expenses, excluding
    reimbursements (%)(b)             .74            .76            .81            .88            .87
  Net investment income (%)          1.87           1.79           1.85           1.61           1.76
Portfolio turnover (%)                 35             48(e)           9             16(f)         147(g)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2018, average daily net assets were
    $880,296,000.
(a) Calculated using average shares.
(b) Does not include acquired fund fees, if any.
(c) Prior to May 1, 2017, the Manager has voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.70% of the Institutional Shares' average daily net assets. Reflects a return to normal trading levels after a prior year transition.
(d) Effective November 24, 2014, the Manager voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.80% of the Institutional Shares' average daily net assets.
(e) Reflects increase trading activity due to large shareholder inflows.
(f) Reflects a return to normal trading levels after a prior year transition.
(g) Reflects increased trading activity due to large shareholder redemptions.

================================================================================

50  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

EXPENSE EXAMPLE

December 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2018, through December 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

================================================================================

                                                           EXPENSE EXAMPLE |  51

================================================================================

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                    EXPENSES PAID
                                       BEGINNING              ENDING               DURING PERIOD*
                                     ACCOUNT VALUE         ACCOUNT VALUE            JULY 1, 2018 -
                                      JULY 1, 2018       DECEMBER 31, 2018        DECEMBER 31, 2018
                                     --------------------------------------------------------------
FUND SHARES
Actual                                 $1,000.00             $  922.50                   $4.36

Hypothetical
  (5% return before expenses)           1,000.00              1,020.67                    4.58

INSTITUTIONAL SHARES
Actual                                  1,000.00                923.30                    3.39

Hypothetical
  (5% return before expenses)           1,000.00              1,021.68                    3.57

*Expenses are equal to the annualized expense ratio of 0.90% for Fund Shares and 0.70% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (7.75)% for Fund Shares and (7.67)% for Institutional Shares for the six-month period of July 1, 2018, through December 31, 2018.

================================================================================

52  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 53 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

If you would like more information about the funds' Trustees, you may call
(800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman, USAA ETF Trust (06/17-present);
President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

54  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Trustee, USAA ETF Trust (06/17-present); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-present); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-present); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-present); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

56  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-present); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-present); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

58  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-present); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President, USAA ETF Trust (06/17-present); Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, USAA ETF Trust (06/17-present); Head of Equities, Equity Investments, AMCO (01/12-present).

KRISTEN MILLAN
Secretary
Born: April 1983
Year of Appointment: 2019

Senior Attorney, FASG General Counsel, USAA (09/17-present); Attorney, FASG General Counsel, USAA (06/13-09/17). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

SEBA KURIAN
Assistant Secretary
Born: December 1978
Year of Appointment: 2019

Secretary, USAA ETF Trust (09/17-present); Senior Attorney, USAA FASG Counsel (06/16-present); Senior Attorney, Invesco Ltd. (05/11-06/16). Ms. Kurian also serves as assistant secretary of ICORP and IMCO.

================================================================================

60  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Treasurer, USAA ETF Trust (09/18-present); Executive Director, Investment and Financial Administration, USAA (04/12-present); Assistant Treasurer, USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Assistant Treasurer, USAA ETF Trust (09/18-present); Accounting/Financial Director, USAA (12/13-present); Senior Accounting Analyst, USAA (03/11-12/13).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Chief Compliance Officer, USAA ETF Trust (06/17-present); Assistant Vice President, Compliance-Investments, USAA (02/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-01/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN, ACCOUNTING                State Street Bank and Trust Company
AGENT, AND                           P.O. Box 1713
SUB-ADMINISTRATOR                    Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV.

===============================================================================

                                                                  --------------
       USAA                                                          PRSRT STD
       9800 Fredericksburg Road                                    U.S. Postage
       San Antonio, TX 78288                                           PAID
                                                                       USAA
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                                         [GRAPHIC OF USAA NASDAQ-100 INDEX FUND]

================================================================================

    ANNUAL REPORT
    USAA NASDAQ-100 INDEX FUND
    FUND SHARES o R6 SHARES
    DECEMBER 31, 2018

================================================================================

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

================================================================================

PRESIDENT'S MESSAGE

"LONG-TERM INVESTORS SHOULD MAKE DECISIONS
BASED ON THEIR LONG-TERM OBJECTIVES, TIME HORIZON, [PHOTO OF BROOKS ENGLEHARDT] AND RISK TOLERANCE. THEY SHOULD NEVER MAKE HASTY
PORTFOLIO DECISIONS BASED ON MARKET TURMOIL."

--------------------------------------------------------------------------------

FEBRUARY 2019

Volatility returned to the financial markets in a big way during 2018. Ultimately, 2018 turned out to be one of the most volatile years since the 2008 financial crisis, with nearly all equity markets recording negative returns. The turmoil began in early February 2018 when a surge in U.S. inflation suggested that the Federal Reserve (Fed) might increase its pace of interest rate increases. Global stocks broadly declined in response. Although emerging-markets stocks continued to trend down, developed-markets equities generally rebounded, and in spite of ongoing volatility, global equities posted new gains into the summer and early fall 2018. Market conditions grew more challenging in October 2018, as investors became concerned that the U.S. economic expansion might be losing steam. In this environment, worries about continued Fed interest rate increases, the U.S.-China trade dispute, and corporate earnings weakness drove a worldwide sell-off, led by U.S. stocks, which continued through the end of 2018.

Investors, who traditionally seek safe haven in fixed income securities during volatile times, found little relief in bonds during 2018. For most of 2018, longer-term yields climbed (and bond prices fell), as the Fed maintained its commitment to raising short-term interest rates. The situation improved slightly in November and December 2018 due to changing market expectations about the pace of Fed interest rate increases during 2019. In December 2018, Fed policymakers altered their forecast, decreasing the number of their projected 2019 interest rate increases from three to two. By year end 2018, longer-term yields had dropped from their period highs, which suggested that investors thought that the Fed might raise interest rates a single time or even remain on hold throughout 2019. The yield on the bellwether 10-year U.S. Treasury note started in January 2018 at 2.46%, reached 3.24% -- its high of the reporting period -- on November 8, 2018, and ended December 2018 at 2.69%.

================================================================================

================================================================================

Of course, it is difficult to predict what the Fed will do in 2019 or what the economic data will look like. At USAA Investments, we believe the U.S. economy will continue expanding, though at a slower pace than in 2018. We see little chance of a recession in the next 12 months. As for stocks, we had said for some time that valuations were stretched. After the recent sell-off, valuations appear more reasonable. Market declines can present attractive opportunities to discerning investors; the new year may be a good time to add holdings that support your long-term investment plan.

In the coming months, shareholders can expect to hear a lot of media "noise" about the markets, Fed monetary policy, economic growth, and trade. The exaggerated language, such as that employed during the sell-off (the steep drop on December 24, 2018, and the historic one-day rally on December 26, 2018 are prime examples), are designed to provoke an emotional reaction. We believe that shareholders should focus on information that can provide the perspective they need to manage their investments. Long-term investors should make decisions based on their long-term objectives, time horizon, and risk tolerance. They should never make hasty portfolio decisions based on market turmoil. One way to avoid the temptation to time the market is dollar-cost averaging, which is the strategy of investing a set amount on a regular basis.

Diversification is another good investment strategy, that can potentially protect a portfolio from market turbulence or shifts in performance leadership. The primary goal of diversification, after all, is long-term risk management. If you are uneasy about market risk in general or you want to evaluate current portfolio risk, please call USAA to speak with an advisor. They can help you review your investment plan and make sure you are properly diversified.

At USAA Investments, we are committed to helping you meet your financial objectives. Rest assured we will continue to monitor the financial markets, economic conditions, Fed monetary policy, and shifts in interest rates, as well as other matters that could potentially affect your investments.

On behalf of everyone here, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY ON THE FUND                                               1

INVESTMENT OVERVIEW                                                            3

FINANCIAL INFORMATION

   Distributions to Shareholders                                               6
   Report of Independent Registered
     Public Accounting Firm                                                    7
   Portfolio of Investments                                                    8
   Notes to Portfolio of Investments                                          14
   Financial Statements                                                       15
   Notes to Financial Statements                                              19
   Financial Highlights                                                       34

EXPENSE EXAMPLE                                                               36

TRUSTEES' AND OFFICERS' INFORMATION                                           38

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2019, USAA. All rights reserved.

================================================================================

================================================================================

MANAGER'S COMMENTARY ON THE FUND

BRENT REEDER
Northern Trust Investments, Inc.

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    U.S. equities started off strong in 2018, extending the exuberance from the late 2017 tax reforms. Markets climbed to new highs in early 2018 before volatility came back into the markets due to continued trade war speculation. Investors pulled back after disappointing jobs numbers in early 2018, leading to the first quarter of 2018 seeing the first negative return since 2015.

    Throughout the rest of 2018, talk of tariffs and trade wars with America's main trading partners, China and Europe, dominated the headlines leading to speculation of a global growth slowdown. Despite the global growth concerns, corporate earnings remained strong throughout the second and third quarter of 2018, leading to market advances, while oil took a volatile path throughout 2018.

    Accompanying the strength in economic data and corporate earnings, the Federal Reserve (the Fed) continued with four quarterly interest rate increases throughout 2018. In the third quarter of 2018, the U.S. markets hit new all-time highs with yields edging higher and sustained strength of the U.S. Dollar, but in September 2018 continuing geopolitical issues started to weigh on markets, leading to a significant decline in equities over the fourth quarter of 2018.

    With the Fed's continued interest rate increases, the short end of the yield curve increased while the long end remained relatively unchanged through the first part of the year. The economic turmoil in the fourth quarter of 2018 inverted the medium term of the yield curve, while investors

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  1

================================================================================

    interpreted the final Fed minutes as a decrease in the number of interest rate increases for 2019. On the trade war front, despite initial positive reports coming out of the G-20 summit, investors questioned whether additional progress would be made before the March 1st, 2019 deadline for a full trade agreement between China and the U.S.

o HOW DID THE USAA NASDAQ-100 INDEX FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Funds Shares and R6 Shares. The Fund closely tracked its benchmark, the broad-based Nasdaq 100 Index (the Index), during the reporting period. For the reporting period ended December 31, 2018, the Fund Shares and R6 Shares had total returns of -0.44% and -0.38% versus the Index, which returned 0.04%. The Index represents 100 of the largest nonfinancial companies listed on The Nasdaq Stock Market(R) and is not available for direct investment.

o   PLEASE DESCRIBE SECTOR PERFORMANCE DURING THE REPORTING PERIOD.

    In 2018, the Nasdaq 100 Index returned 0.04%. U.S. large cap equities outperformed mid cap equities, represented by the S&P 400 Index, which returned -11.08%.

    The top performing sectors over this time period were Consumer Discretionary and Financials, returning 11.18% and 3.67% respectively. Consumer Staples and Communication Services were the worst performing sectors for the year, with returns of -10.73% and -8.97% respectively.

    Thank you for the opportunity to help you with your investment needs.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o Investing in securities products involves risk, including possible loss of principal.
    o The Fund may be subject to stock market risk and is non-diversified, which means that it may invest a greater percentage of its assets in a single issuer. Individual stocks will fluctuate in response to the activities of individual companies, general market, and economic conditions domestically and abroad. When redeemed or sold, shares may be worth more or less than the original cost.

    Refer to page 3 for the benchmark definition.

================================================================================

2  | USAA NASDAQ-100 INDEX FUND

================================================================================

INVESTMENT OVERVIEW

                 o AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/18 o

---------------------------------------------------------------------------------------------------
                                                                          SINCE          INCEPTION
                       1 YEAR          5 YEAR          10 YEAR          INCEPTION*          DATE
---------------------------------------------------------------------------------------------------
Fund Shares            -0.44%          12.72%           18.51%
R6 Shares              -0.38%                                             9.85%           3/01/17
Nasdaq-100 Index**      0.04%          13.33%           19.28%

*Since inception returns are shown when a share class has less than 10 years of performance. Total returns for periods of less than one year are not annualized. **Nasdaq-100 Index, an unmanaged modified capitalization-weighted index composed of 100 of the largest nonfinancial domestic and international companies listed on The Nasdaq Stock Market(R) based on market capitalization.

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  3

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                                                                    USAA NASDAQ-100
                                NASDAQ-100 INDEX                      INDEX FUND
12/31/2008                         $10,000.00                         $10,000.00
 1/31/2009                           9,742.52                           9,733.00
 2/28/2009                           9,235.21                           9,225.00
 3/31/2009                          10,230.95                          10,214.00
 4/30/2009                          11,535.13                          11,524.00
 5/31/2009                          11,891.64                          11,872.00
 6/30/2009                          12,239.63                          12,193.00
 7/31/2009                          13,287.62                          13,235.00
 8/31/2009                          13,483.36                          13,422.00
 9/30/2009                          14,264.87                          14,198.00
10/31/2009                          13,837.78                          13,743.00
11/30/2009                          14,686.09                          14,599.00
12/31/2009                          15,461.33                          15,348.00
 1/31/2010                          14,472.91                          14,358.00
 2/28/2010                          15,136.58                          15,000.00
 3/31/2010                          16,302.33                          16,150.00
 4/30/2010                          16,660.93                          16,497.00
 5/31/2010                          15,444.05                          15,294.00
 6/30/2010                          14,506.91                          14,332.00
 7/31/2010                          15,551.85                          15,374.00
 8/31/2010                          14,763.50                          14,572.00
 9/30/2010                          16,693.25                          16,471.00
10/31/2010                          17,754.18                          17,513.00
11/30/2010                          17,726.61                          17,460.00
12/31/2010                          18,575.88                          18,285.00
 1/31/2011                          19,115.68                          18,820.00
 2/28/2011                          19,714.07                          19,382.00
 3/31/2011                          19,619.77                          19,275.00
 4/30/2011                          20,171.22                          19,810.00
 5/31/2011                          19,935.69                          19,570.00
 6/30/2011                          19,547.27                          19,168.00
 7/31/2011                          19,872.91                          19,489.00
 8/31/2011                          18,881.67                          18,499.00
 9/30/2011                          18,027.65                          17,642.00
10/31/2011                          19,899.04                          19,462.00
11/30/2011                          19,395.34                          18,954.00
12/31/2011                          19,255.63                          18,815.00
 1/31/2012                          20,869.86                          20,369.00
 2/29/2012                          22,220.74                          21,692.00
 3/31/2012                          23,346.30                          22,757.00
 4/30/2012                          23,090.03                          22,498.00
 5/31/2012                          21,442.20                          20,887.00
 6/30/2012                          22,228.38                          21,635.00
 7/31/2012                          22,465.35                          21,865.00
 8/31/2012                          23,620.26                          22,958.00
 9/30/2012                          23,863.99                          23,188.00
10/31/2012                          22,588.02                          21,923.00
11/30/2012                          22,910.37                          22,239.00
12/31/2012                          22,789.15                          22,100.00
 1/31/2013                          23,396.38                          22,681.00
 2/28/2013                          23,510.93                          22,768.00
 3/31/2013                          24,214.15                          23,436.00
 4/30/2013                          24,641.64                          24,017.00
 5/31/2013                          25,687.62                          24,859.00
 6/30/2013                          25,065.11                          24,249.00
 7/31/2013                          26,665.76                          25,760.00
 8/31/2013                          26,589.63                          25,673.00
 9/30/2013                          27,852.25                          26,892.00
10/31/2013                          29,248.23                          28,228.00
11/30/2013                          30,283.28                          29,187.00
12/31/2013                          31,202.17                          30,056.00
 1/31/2014                          30,606.35                          29,474.00
 2/28/2014                          32,187.62                          30,988.00
 3/31/2014                          31,332.15                          30,202.00
 4/30/2014                          31,227.17                          30,027.00
 5/31/2014                          32,648.55                          31,396.00
 6/30/2014                          33,656.51                          32,328.00
 7/31/2014                          34,050.08                          32,706.00
 8/31/2014                          35,786.01                          34,337.00
 9/30/2014                          35,517.28                          34,075.00
10/31/2014                          36,481.35                          34,978.00
11/30/2014                          38,137.30                          36,551.00
12/31/2014                          37,256.51                          35,693.00
 1/31/2015                          36,501.85                          34,934.00
 2/28/2015                          39,146.06                          37,444.00
 3/31/2015                          38,234.57                          36,568.00
 4/30/2015                          38,956.11                          37,240.00
 5/31/2015                          39,857.72                          38,086.00
 6/30/2015                          38,901.77                          37,152.00
 7/31/2015                          40,621.46                          38,786.00
 8/31/2015                          37,915.11                          36,160.00
 9/30/2015                          37,102.49                          35,372.00
10/31/2015                          41,273.87                          39,341.00
11/30/2015                          41,503.14                          39,545.00
12/31/2015                          40,889.31                          38,937.00
 1/31/2016                          38,111.82                          36,269.00
 2/29/2016                          37,503.05                          35,670.00
 3/31/2016                          40,047.75                          38,068.00
 4/30/2016                          38,797.43                          36,869.00
 5/31/2016                          40,525.08                          38,488.00
 6/30/2016                          39,591.56                          37,588.00
 7/31/2016                          42,414.79                          40,256.00
 8/31/2016                          42,872.11                          40,676.00
 9/30/2016                          43,830.55                          41,575.00
10/31/2016                          43,179.58                          40,916.00
11/30/2016                          43,366.08                          41,095.00
12/31/2016                          43,863.67                          41,538.00
 1/31/2017                          46,164.71                          43,707.00
 2/28/2017                          48,181.75                          45,605.00
 3/31/2017                          49,168.17                          46,508.00
 4/30/2017                          50,524.12                          47,774.00
 5/31/2017                          52,484.08                          49,611.00
 6/30/2017                          51,225.88                          48,376.00
 7/31/2017                          53,362.54                          50,394.00
 8/31/2017                          54,447.59                          51,388.00
 9/30/2017                          54,384.89                          51,298.00
10/31/2017                          56,860.53                          53,617.00
11/30/2017                          58,033.76                          54,702.00
12/31/2017                          58,334.97                          54,949.00
 1/31/2018                          63,410.29                          59,710.00
 2/28/2018                          62,639.39                          58,973.00
 3/31/2018                          60,174.28                          56,608.00
 4/30/2018                          60,421.14                          56,823.00
 5/31/2018                          63,851.53                          60,017.00
 6/30/2018                          64,548.95                          60,662.00
 7/31/2018                          66,330.47                          62,321.00
 8/31/2018                          70,312.94                          66,007.00
 9/30/2018                          70,108.92                          65,792.00
10/31/2018                          64,065.51                          60,109.00
11/30/2018                          64,007.96                          60,017.00
12/31/2018                          58,356.51                          54,710.00

                                   [END CHART]

                         Data from 12/31/08 to 12/31/18.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Nasdaq-100 Index Fund to the benchmark listed above (see page 3 for benchmark definition).

"Nasdaq-100(R)," "Nasdaq-100 Index(R)," and "Nasdaq(R)" are trademarks or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and have been licensed for our use. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. The Fund is not sponsored, sold, or promoted by The Nasdaq Stock Market, Inc., and The Nasdaq Stock Market, Inc. makes no representation regarding the advisability of investing in the Fund. Index products incur fees and expenses and may not always be invested in all securities of the index the Fund attempts to mirror. Indexes are unmanaged and you cannot invest directly in an index.
The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

4  | USAA NASDAQ-100 INDEX FUND

================================================================================

                         o TOP 10 HOLDINGS* - 12/31/18 o
                                (% of Net Assets)

Microsoft Corp. .......................................................... 10.0%
Apple, Inc. ..............................................................  9.6%
Amazon.com, Inc. .........................................................  9.4%
Alphabet, Inc. "C" .......................................................  4.7%
Alphabet, Inc. "A" .......................................................  4.1%
Facebook, Inc. "A" .......................................................  4.1%
Intel Corp. ..............................................................  3.1%
Cisco Systems, Inc. ......................................................  2.8%
PepsiCo, Inc. ............................................................  2.3%
Comcast Corp. "A" ........................................................  2.2%

                        o SECTOR ALLOCATION* - 12/31/18 o
                                (% of Net Assets)

                        [PIE CHART OF SECTOR ALLOCATION]

TECHNOLOGY                                                                 38.2%
COMMUNICATIONS                                                             36.0%
CONSUMER, NON-CYCLICAL                                                     15.5%
CONSUMER, CYCLICAL                                                          7.6%
INDUSTRIAL                                                                  0.9%
UTILITIES                                                                   0.4%
FINANCIAL                                                                   0.3%

                                   [END CHART]

*Does not include futures, money market instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2018:

     DIVIDEND RECEIVED             QUALIFIED DIVIDEND              QUALIFIED
    DEDUCTION (CORPORATE         INCOME (NON-CORPORATE             INTEREST
      SHAREHOLDERS)(1)              SHAREHOLDERS)(1)                INCOME
    ------------------------------------------------------------------------
          100%                           100%                      $496,000
    ------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

================================================================================

6  | USAA NASDAQ-100 INDEX FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF USAA NASDAQ-100 INDEX FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA NASDAQ-100 Index Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
February 22, 2019

================================================================================

                    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  7

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2018

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES    SECURITY                                                                    (000)
----------------------------------------------------------------------------------------------
             EQUITY SECURITIES (98.9%)

             COMMON STOCKS (98.9%)

             COMMUNICATIONS (36.0%)
             ----------------------
             INTERNET (27.5%)
     69,637  Alphabet, Inc. "A"(a),(b)                                              $   72,768
     79,827  Alphabet, Inc. "C"(a)                                                      82,669
    110,823  Amazon.com, Inc.(a),(b)                                                   166,453
     70,600  Baidu, Inc. ADR(a)                                                         11,197
     11,651  Booking Holdings, Inc.(a)                                                  20,068
    122,451  Ctrip.com International Ltd. ADR(a)                                         3,313
    242,134  eBay, Inc.(a)                                                               6,797
     34,245  Expedia Group, Inc.                                                         3,858
    549,552  Facebook, Inc. "A"(a)                                                      72,041
    232,315  JD.com, Inc. ADR(a)                                                         4,862
     11,368  MercadoLibre, Inc.                                                          3,329
    109,668  Netflix, Inc.(a)                                                           29,354
    160,669  Symantec Corp.                                                              3,036
     30,401  VeriSign, Inc.(a)                                                           4,508
                                                                                    ----------
                                                                                       484,253
                                                                                    ----------
             MEDIA (5.0%)
     57,569  Charter Communications, Inc. "A"(a)                                        16,406
  1,141,744  Comcast Corp. "A"                                                          38,876
     51,405  Liberty Global plc "A"(a)                                                   1,097
    135,376  Liberty Global plc "C"(a)                                                   2,794
  1,116,995  Sirius XM Holdings, Inc.(c)                                                 6,378
    265,810  Twenty-First Century Fox, Inc. "A"                                         12,791
    200,814  Twenty-First Century Fox, Inc. "B"                                          9,595
                                                                                    ----------
                                                                                        87,937
                                                                                    ----------
             TELECOMMUNICATIONS (3.5%)
  1,130,654  Cisco Systems, Inc.                                                        48,991
    213,356  T-Mobile US, Inc.(a)                                                       13,572
                                                                                    ----------
                                                                                        62,563
                                                                                    ----------
             Total Communications                                                      634,753
                                                                                    ----------

================================================================================

8  | USAA NASDAQ-100 INDEX FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES    SECURITY                                                                    (000)
----------------------------------------------------------------------------------------------
             CONSUMER, CYCLICAL (7.6%)
             -------------------------
             AIRLINES (0.5%)
    115,828  American Airlines Group, Inc.                                          $    3,719
     68,520  United Continental Holdings, Inc.(a)                                        5,737
                                                                                    ----------
                                                                                         9,456
                                                                                    ----------
             AUTO MANUFACTURERS (1.1%)
     87,877  PACCAR, Inc.                                                                5,021
     43,188  Tesla, Inc.(a)                                                             14,373
                                                                                    ----------
                                                                                        19,394
                                                                                    ----------
             DISTRIBUTION/WHOLESALE (0.2%)
     72,190  Fastenal Co.                                                                3,775
                                                                                    ----------
             LODGING (0.7%)
     85,788  Marriott International, Inc. "A"                                            9,313
     27,346  Wynn Resorts Ltd.                                                           2,705
                                                                                    ----------
                                                                                        12,018
                                                                                    ----------
             RETAIL (4.9%)
    110,202  Costco Wholesale Corp.                                                     22,450
     59,845  Dollar Tree, Inc.(a)                                                        5,405
     30,830  Lululemon Athletica, Inc.(a)                                                3,749
     20,145  O'Reilly Automotive, Inc.(a)                                                6,937
     93,895  Ross Stores, Inc.                                                           7,812
    311,989  Starbucks Corp.                                                            20,092
     15,031  Ulta Salon Cosmetics & Fragrance, Inc.(a)                                   3,680
    238,698  Walgreens Boots Alliance, Inc.                                             16,310
                                                                                    ----------
                                                                                        86,435
                                                                                    ----------
             TOYS/GAMES/HOBBIES (0.2%)
     31,814  Hasbro, Inc.                                                                2,585
                                                                                    ----------
             Total Consumer, Cyclical                                                  133,663
                                                                                    ----------
             CONSUMER, NON-CYCLICAL (15.5%)
             ------------------------------
             BEVERAGES (2.6%)
    139,060  Monster Beverage Corp.(a)                                                   6,845
    359,010  PepsiCo, Inc.                                                              39,663
                                                                                    ----------
                                                                                        46,508
                                                                                    ----------
             BIOTECHNOLOGY (7.0%)
     56,105  Alexion Pharmaceuticals, Inc.(a)                                            5,462
    160,249  Amgen, Inc.                                                                31,196
     50,669  Biogen, Inc.(a)                                                            15,247
     44,779  BioMarin Pharmaceutical, Inc.(a)                                            3,813
    175,849  Celgene Corp.(a)                                                           11,270

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  9

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES    SECURITY                                                                    (000)
----------------------------------------------------------------------------------------------
    325,322  Gilead Sciences, Inc.                                                  $   20,349
     36,968  Illumina, Inc.(a)                                                          11,088
     53,517  Incyte Corp.(a)                                                             3,403
     26,738  Regeneron Pharmaceuticals, Inc.(a)                                          9,987
     64,268  Vertex Pharmaceuticals, Inc.(a)                                            10,650
                                                                                    ----------
                                                                                       122,465
                                                                                    ----------
             COMMERCIAL SERVICES (2.7%)
    110,082  Automatic Data Processing, Inc.                                            14,434
     26,882  Cintas Corp.                                                                4,516
    296,336  PayPal Holdings, Inc.(a)                                                   24,919
     41,399  Verisk Analytics, Inc.(a)                                                   4,514
                                                                                    ----------
                                                                                        48,383
                                                                                    ----------
             FOOD (1.6%)
    306,666  Kraft Heinz Co.                                                            13,199
    365,614  Mondelez International, Inc. "A"                                           14,635
                                                                                    ----------
                                                                                        27,834
                                                                                    ----------
             HEALTHCARE PRODUCTS (1.4%)
     20,115  Align Technology, Inc.(a)                                                   4,213
     38,335  Henry Schein, Inc.(a)                                                       3,010
     21,686  IDEXX Laboratories, Inc.(a)                                                 4,034
     28,719  Intuitive Surgical, Inc.(a)                                                13,754
                                                                                    ----------
                                                                                        25,011
                                                                                    ----------
             PHARMACEUTICALS (0.2%)
      1,638  Cigna Corp.(a)                                                                311
    129,672  Mylan N.V.(a)                                                               3,553
                                                                                    ----------
                                                                                         3,864
                                                                                    ----------
             Total Consumer, Non-cyclical                                              274,065
                                                                                    ----------
             FINANCIAL (0.3%)
             ----------------
             INSURANCE (0.3%)
     32,677  Willis Towers Watson plc                                                    4,963
                                                                                    ----------
             INDUSTRIAL (0.9%)
             -----------------
             TRANSPORTATION (0.9%)
    212,357  CSX Corp.                                                                  13,194
     27,456  JB Hunt Transport Services, Inc.                                            2,554
                                                                                    ----------
             Total Industrial                                                           15,748
                                                                                    ----------
             TECHNOLOGY (38.2%)
             ------------------
             COMPUTERS (10.7%)
  1,075,354  Apple, Inc.(b)                                                            169,626
     39,285  Check Point Software Technologies Ltd.(a)                                   4,032

================================================================================

10  | USAA NASDAQ-100 INDEX FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES    SECURITY                                                                    (000)
----------------------------------------------------------------------------------------------
    145,615  Cognizant Technology Solutions Corp. "A"                               $    9,244
     63,345  NetApp, Inc.                                                                3,780
     72,785  Western Digital Corp.                                                       2,691
                                                                                    ----------
                                                                                       189,373
                                                                                    ----------
             SEMICONDUCTORS (11.6%)
    251,333  Advanced Micro Devices, Inc.(a)                                             4,640
     93,089  Analog Devices, Inc.                                                        7,990
    247,205  Applied Materials, Inc.                                                     8,093
     17,064  ASML Holding N.V.                                                           2,655
    103,974  Broadcom, Inc.                                                             26,439
  1,147,764  Intel Corp.                                                                53,865
     38,496  KLA-Tencor Corp.                                                            3,445
     39,026  Lam Research Corp.                                                          5,314
     69,676  Maxim Integrated Products, Inc.                                             3,543
     59,478  Microchip Technology, Inc.(c)                                               4,278
    285,245  Micron Technology, Inc.(a)                                                  9,051
    153,404  NVIDIA Corp.                                                               20,479
     82,663  NXP Semiconductors N.V.                                                     6,058
    304,837  QUALCOMM, Inc.(b)                                                          17,348
     44,646  Skyworks Solutions, Inc.                                                    2,992
    241,559  Texas Instruments, Inc.                                                    22,827
     63,636  Xilinx, Inc.                                                                5,420
                                                                                    ----------
                                                                                       204,437
                                                                                    ----------
             SOFTWARE (15.9%)
    191,894  Activision Blizzard, Inc.                                                   8,936
    122,757  Adobe, Inc.(a)                                                             27,773
     54,978  Autodesk, Inc.(a)                                                           7,071
     70,954  Cadence Design Systems, Inc.(a)                                             3,085
     82,860  Cerner Corp.(a)                                                             4,345
     33,890  Citrix Systems, Inc.                                                        3,472
     75,980  Electronic Arts, Inc.(a)                                                    5,996
    100,208  Fiserv, Inc.(a)                                                             7,364
     65,262  Intuit, Inc.                                                               12,847
  1,739,459  Microsoft Corp.(b)                                                        176,677
     18,412  NetEase, Inc. ADR                                                           4,334
     90,303  Paychex, Inc.                                                               5,883
     37,367  Synopsys, Inc.(a)                                                           3,148
     28,637  Take-Two Interactive Software, Inc.(a)                                      2,948
     37,471  Workday, Inc. "A"(a)                                                        5,983
                                                                                    ----------
                                                                                       279,862
                                                                                    ----------
             Total Technology                                                          673,672
                                                                                    ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES    SECURITY                                                                    (000)
----------------------------------------------------------------------------------------------
             UTILITIES (0.4%)
             ----------------
             ELECTRIC (0.4%)
    129,268  Xcel Energy, Inc.                                                      $    6,369
                                                                                    ----------
             Total Common Stocks (cost: $1,044,856)                                  1,743,233
                                                                                    ----------
             Total Equity Securities (cost: $1,044,856)                              1,743,233
                                                                                    ----------

             MONEY MARKET INSTRUMENTS (1.0%)

             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.8%)
 14,864,507  State Street Institutional Treasury Money Market Fund
               Premier Class, 2.24%(d) (cost: $14,864)                                  14,864
                                                                                    ----------

----------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                       COUPON
(000)                                                         RATE      MATURITY
----------------------------------------------------------------------------------------------
             U.S. TREASURY SECURITIES (0.2%)

             BILLS (0.2%)(e)
$     3,860  U.S. Treasury Bill(f) (cost: $3,858)             2.21%     1/10/2019        3,858
                                                                                    ----------
             Total Money Market Instruments (cost: $18,722)                             18,722
                                                                                    ----------

----------------------------------------------------------------------------------------------
NUMBER
OF SHARES
----------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS PURCHASED WITH CASH
             COLLATERAL FROM SECURITIES LOANED (0.5%)

             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.5%)
      2,155  Fidelity Government Portfolio Class I, 2.25%(d)                                 2
  5,143,509  Goldman Sachs Financial Square Government Fund
               Institutional Class, 2.36%(d)                                             5,144
  3,464,067  Invesco Government & Agency Portfolio Institutional Class, 2.30%(d)         3,464
                                                                                    ----------
             Total Short-Term Investments Purchased with Cash Collateral
               from Securities Loaned (cost: $8,610)                                     8,610
                                                                                    ----------

             TOTAL INVESTMENTS (COST: $1,072,188)                                   $1,770,565
                                                                                    ==========

================================================================================

12  | USAA NASDAQ-100 INDEX FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                    UNREALIZED
                                                    NOTIONAL         CONTRACT    APPRECIATION/
NUMBER OF                         EXPIRATION         AMOUNT           VALUE     (DEPRECIATION)
CONTRACTS    DESCRIPTION             DATE            (000)            (000)              (000)
----------------------------------------------------------------------------------------------
             FUTURES (1.1%)

             LONG FUTURES

             EQUITY CONTRACTS
        156  Nasdaq 100 E-Mini    3/15/2019        20,780 USD        $19,760           $(1,020)
                                                                     -------           -------
             TOTAL LONG FUTURES                                      $19,760           $(1,020)
                                                                     -------           -------

             TOTAL FUTURES                                           $19,760           $(1,020)
                                                                     =======           =======

----------------------------------------------------------------------------------------------
($ IN 000s)                           VALUATION HIERARCHY
----------------------------------------------------------------------------------------------
ASSETS                                LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
----------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                    $1,743,233           $    -               $-     $1,743,233

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                 14,864                -                -         14,864
  U.S. Treasury Securities                  -            3,858                -          3,858

Short-Term Investments Purchased
  with Cash Collateral from
  Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds                  8,610                -                -          8,610
----------------------------------------------------------------------------------------------
Total                              $1,766,707           $3,858               $-     $1,770,565
----------------------------------------------------------------------------------------------

LIABILITIES                           LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
----------------------------------------------------------------------------------------------
Futures(1)                         $   (1,020)          $    -               $-     $   (1,020)
----------------------------------------------------------------------------------------------
Total                              $   (1,020)          $    -               $-     $   (1,020)
----------------------------------------------------------------------------------------------

(1) Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

At December 31, 2018, the Fund did not have any transfers into/out of Level 3.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) Non-income-producing security.
    (b) The security, or a portion thereof, is segregated to cover the value of open futures contracts at December 31, 2018.
    (c) The security, or a portion thereof, was out on loan as of December 31, 2018.
    (d) Rate represents the money market fund annualized seven-day yield at December 31, 2018.
    (e) Rate represents an annualized yield at time of purchase, not coupon rate.
    (f) Securities with a value of $3,858,000 are segregated as collateral for initial margin requirements on open futures contracts.

See accompanying notes to financial statements.

================================================================================

14  | USAA NASDAQ-100 INDEX FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

December 31, 2018
--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including
       securities on loan of $8,304) (cost of $1,072,188)                           $1,770,565
   Cash                                                                                  1,029
   Receivables:
       Capital shares sold                                                               2,592
       USAA Asset Management Company (Note 7)                                                4
       USAA Transfer Agency Company (Note 7)                                                 2
       Dividends and interest                                                            1,162
       Other                                                                                24
                                                                                    ----------
             Total assets                                                            1,775,378
                                                                                    ----------
LIABILITIES
   Payables:
       Upon return of securities loaned                                                  8,610
       Capital shares redeemed                                                           1,804
   Variation margin on futures contracts                                                 1,019
   Accrued management fees                                                                 313
   Accrued transfer agent's fees                                                            92
   Other accrued expenses and payables                                                     199
                                                                                    ----------
             Total liabilities                                                          12,037
                                                                                    ----------
                 Net assets applicable to capital shares outstanding                $1,763,341
                                                                                    ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                  $1,077,264
   Distributable earnings                                                              686,077
                                                                                    ----------
                 Net assets applicable to capital shares outstanding                $1,763,341
                                                                                    ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $1,750,674/98,968 capital shares
             outstanding, no par value)                                             $    17.69
                                                                                    ==========
       R6 Shares (net assets of $12,667/716 capital shares
             outstanding, no par value)                                             $    17.68
                                                                                    ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  15

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended December 31, 2018
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $7)                                    $ 20,017
   Interest                                                                                868
   Securities lending (net)                                                                276
                                                                                      --------
      Total income                                                                      21,161
                                                                                      --------
EXPENSES
   Management fees                                                                       3,783
   Administration and servicing fees:
      Fund Shares                                                                        2,820
      R6 Shares                                                                              6
   Transfer agent's fees:
      Fund Shares                                                                        1,683
      R6 Shares                                                                              1
   Custody and accounting fees:
      Fund Shares                                                                          213
      R6 Shares                                                                              1
   Postage:
      Fund Shares                                                                           84
   Shareholder reporting fees:
      Fund Shares                                                                           36
   Trustees' fees                                                                           34
   Registration fees:
      Fund Shares                                                                          109
      R6 Shares                                                                             18
   Professional fees                                                                       103
   Other                                                                                   231
                                                                                      --------
         Total expenses                                                                  9,122
                                                                                      --------
   Expenses reimbursed:
      R6 Shares                                                                             (6)
                                                                                      --------
         Net expenses                                                                    9,116
                                                                                      --------
NET INVESTMENT INCOME                                                                   12,045
                                                                                      --------

================================================================================

16  | USAA NASDAQ-100 INDEX FUND

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FUTURES CONTRACTS
   Net realized gain (loss) on:
       Investments                                                                    $ (9,650)
       Futures transactions                                                                491
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                     (30,155)
       Futures contracts                                                                (1,275)
                                                                                      --------
             Net realized and unrealized loss                                          (40,589)
                                                                                      --------
   Decrease in net assets resulting from operations                                   $(28,544)
                                                                                      ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  17

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended December 31,

----------------------------------------------------------------------------------------------

                                                                       2018               2017
----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                         $   12,045         $    8,335
   Net realized gain (loss) on investments                           (9,650)            12,333
   Net realized gain on futures transactions                            491              9,379
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                  (30,155)           339,109
       Futures contracts                                             (1,275)               334
                                                                 -----------------------------
       Increase (decrease) in net assets resulting
             from operations                                        (28,544)           369,490
                                                                 -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
   Fund Shares                                                      (11,919)           (31,361)
   R6 Shares*                                                          (102)              (121)
                                                                 -----------------------------
   Distributions to shareholders                                    (12,021)           (31,482)
                                                                 -----------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                      166,958            208,096
   R6 Shares*                                                         7,507              5,016
                                                                 -----------------------------
       Total net increase in net assets from capital
             share transactions                                     174,465            213,112
                                                                 -----------------------------
   Capital contribution from USAA Transfer
   Agency Company (Note 7):
       Fund Shares                                                        2                  -
                                                                 -----------------------------
   Net increase in net assets                                       133,902            551,120

NET ASSETS
   Beginning of year                                              1,629,439          1,078,319
                                                                 -----------------------------
   End of year                                                   $1,763,341         $1,629,439
                                                                 =============================

*R6 Shares commenced operations on March 1, 2017.

See accompanying notes to financial statements.

================================================================================

18  | USAA NASDAQ-100 INDEX FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Nasdaq-100 Index Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as nondiversified under the 1940 Act. The Fund seeks to match, before fees and expenses, the performance of the stocks composing the Nasdaq-100 Index. The Nasdaq-100 Index represents 100 of the largest nonfinancial stocks traded on The Nasdaq Stock Market. USAA Asset Management Company (the Manager), an affiliate of the Fund, has retained Northern Trust Investments, Inc. (NTI) to serve as subadviser for the Fund. NTI is responsible for investing the Fund's assets. Under normal market conditions, NTI attempts to achieve the Fund's objective by investing at least 80% of the Fund's assets in the common stocks of companies composing the Nasdaq-100 Index.

As a nondiversified fund, the Fund may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because this Fund may be more susceptible to risk associated with a single economic, political, or regulatory event than a diversified fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

The Fund consists of two classes of shares: Nasdaq-100 Index Fund Shares (Fund Shares) and Nasdaq-100 Index R6 Shares (R6 Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The R6 Shares are available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc. (Victory), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). The closing of the Transaction is expected to be completed during the second quarter of 2019, pending satisfaction of certain closing conditions and approvals, including certain approvals of the Fund's Board of Trustees and of the Fund's shareholders at a special shareholder meeting to be held in 2019. The Transaction is not expected to result in any material changes to the Fund's investment objectives and principal investment strategies. In connection with the Transaction, the Fund's subadviser, NTI, is expected to be terminated and the Fund managed internally.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

================================================================================

20  | USAA NASDAQ-100 INDEX FUND

================================================================================

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

    4. Investments in open-end investment companies, commingled, or other funds, other than exchange-traded funds (ETFs), are valued at their net asset value (NAV) at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    5.  Repurchase agreements are valued at cost.

    6. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and ask price closest to the last reported sale price.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly

================================================================================

22  | USAA NASDAQ-100 INDEX FUND

================================================================================

    transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to, futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at December 31, 2018, did not include master netting provisions.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

    FUTURES CONTRACTS - The Fund is subject to cash flow and tracking error risk in the normal course of pursuing its investment objectives. The Fund may use stock index futures contracts in an attempt to reduce any performance discrepancies between the Fund and the Nasdaq-100 Index. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF DECEMBER 31, 2018*
    (IN THOUSANDS)

                                                    LIABILITY DERIVATIVES
    ----------------------------------------------------------------------------------------------
                            STATEMENT OF
    DERIVATIVES NOT          ASSETS AND         INTEREST                   FOREIGN
    ACCOUNTED FOR AS         LIABILITIES          RATE        EQUITY       EXCHANGE
    HEDGING INSTRUMENTS      LOCATION          CONTRACTS     CONTRACTS     CONTRACTS       TOTAL
    ----------------------------------------------------------------------------------------------
    USAA Nasdaq-100          Distributable         $-        $(1,020)**        $-         $(1,020)
     Index Fund              earnings

    *For open derivative instruments as of December 31, 2018, see the Portfolio of Investments.

    **Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only the variation margin from the last business day of the reporting period is reported within the Statement of Assets and Liabilities.

================================================================================

24  | USAA NASDAQ-100 INDEX FUND

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2018 (IN THOUSANDS)

                                                  NET REALIZED GAIN (LOSS)
    ----------------------------------------------------------------------------------------------
    DERIVATIVES NOT       STATEMENT OF                                     FOREIGN
    ACCOUNTED FOR AS      OPERATIONS         INTEREST RATE    EQUITY       EXCHANGE
    HEDGING INSTRUMENTS   LOCATION             CONTRACTS     CONTRACTS     CONTRACTS       TOTAL
    ----------------------------------------------------------------------------------------------
    USAA Nasdaq-100       Net realized             $-          $491            $-           $491
    Index Fund            gain on
                         Futures
                         transactions

                                 NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    ----------------------------------------------------------------------------------------------
    DERIVATIVES NOT       STATEMENT OF                                     FOREIGN
    ACCOUNTED FOR AS      OPERATIONS         INTEREST RATE    EQUITY       EXCHANGE
    HEDGING INSTRUMENTS   LOCATION             CONTRACTS     CONTRACTS     CONTRACTS       TOTAL
    ----------------------------------------------------------------------------------------------
    USAA Nasdaq-100       Change in                $-          $(1,275)        $-         $(1,275)
    Index Fund            net unrealized
                          appreciation/
                          (depreciation)
                          of Futures
                          contracts

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended December 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

    tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

F. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including

================================================================================

26  | USAA NASDAQ-100 INDEX FUND

================================================================================

usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the year ended December 31, 2018, the Fund paid CAPCO facility fees of $15,000, which represents 2.3% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended December 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for non-REIT return of capital dividend and other adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income by $412,000, decrease accumulated net realized loss on investments by $387,000, and increase in paid in capital by $25,000. These reclassifications had no effect on net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

The tax character of distributions paid during the years ended
December 31, 2018, and 2017, was as follows:


                                                      2018               2017
                                                  ------------------------------
Ordinary income*                                  $12,021,000        $11,570,000
Long-term realized capital gains                            -         19,912,000
                                                  -----------        -----------
   Total distributions paid                       $12,021,000        $31,482,000
                                                  ===========        ===========

As of December 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $  7,854,000
Accumulated capital and other losses                                 (13,010,000)
Unrealized appreciation of investments                               691,233,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and non-REIT return of capital dividend adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At December 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2018, the Fund deferred to January 1, 2019, post October capital losses of $13,010,000.

TAX BASIS OF INVESTMENTS - The aggregate cost of investments for federal income tax purposes at December 31, 2018 was substantially the same for book purposes. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is disclosed below:

                                    GROSS           GROSS         NET UNREALIZED
                                  UNREALIZED      UNREALIZED       APPRECIATION/
FUND                TAX COST     APPRECIATION    DEPRECIATION     (DEPRECIATION)
--------------------------------------------------------------------------------
USAA Nasdaq-100
  Index Fund     $1,079,332,000  $728,895,000    $(37,662,000)     $691,233,000

================================================================================

28  | USAA NASDAQ-100 INDEX FUND

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2018, were $283,730,000 and $94,508,000, respectively.

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At December 31, 2018, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                  NON-CASH COLLATERAL                CASH COLLATERAL
--------------------------------------------------------------------------------
   $8,304,000                        $-                             $8,610,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

(6) CAPITAL SHARE TRANSACTIONS

At December 31, 2018, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                                 YEAR ENDED                      YEAR ENDED
                                              DECEMBER 31, 2018               DECEMBER 31, 2017
---------------------------------------------------------------------------------------------------
                                            SHARES          AMOUNT          SHARES          AMOUNT
                                           --------------------------------------------------------
FUND SHARES:
Shares sold                                 28,715        $ 561,585         30,389        $ 492,063
Shares issued from reinvested dividends        665           11,729          1,726           31,023
Shares redeemed                            (21,155)        (406,356)       (19,557)        (314,990)
                                           --------------------------------------------------------
Net increase from capital
  share transactions                         8,225        $ 166,958         12,558        $ 208,096
                                           ========================================================
R6 SHARES**:
Shares sold                                    494        $   9,596            328        $   5,017
Shares issued from reinvested dividends          3               55              -*               -*
Shares redeemed                               (109)          (2,144)            (-)*             (1)
                                           --------------------------------------------------------
Net increase from capital
  share transactions                           388        $   7,507            328        $   5,016
                                           ========================================================

 *Represents less than 500 shares or $500.
**R6 Shares commenced operations on March 1, 2017.

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day- to-day investment of all or a portion of the Fund's assets.

The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0%

================================================================================

30  | USAA NASDAQ-100 INDEX FUND

================================================================================

to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

The Fund's management fee is accrued daily and paid monthly at an annualized rate of 0.20% of the Fund's average daily net assets. For the year ended December 31, 2018, the Fund incurred management fees, paid or payable to the Manager, of $3,783,000.

SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with NTI under which NTI directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager).

The Manager (not the Fund) pays NTI a subadvisory fee equal to the greater of a minimum annual fee of $50,000 or a fee at an annual rate equal to 0.06% of the Fund's average daily net assets on amounts up to $100 million; 0.04% of net assets for amounts over $100 million and up to $250 million; and 0.03% of the Fund's net assets for amounts over $250 million. For the year ended December 31, 2018, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to NTI, of $612,000.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets of the Fund Shares and 0.05% of average daily net assets of the R6 Shares. For the year ended December 31, 2018, the Fund Shares and R6 Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,820,000 and $6,000.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2018, the Fund reimbursed the Manager $17,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - The Manager agreed, through April 30, 2019, to limit the total annual operating expenses of the R6 Shares to 0.40% of its average

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the R6 Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through April 30, 2019, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended December 31, 2018, the R6 Shares incurred reimbursable expenses of $6,000, of which $4,000 was receivable from the Manager.

TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d.b.a. USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.01% of the R6 Shares' average daily net assets, plus out-of-pocket expenses. For the year ended December 31, 2018, the Fund Shares and R6 Shares incurred transfer agent's fees, paid or payable to SAS, of $1,683,000 and $1,000, respectively. Additionally, the Fund Shares recorded a capital contribution and a receivable from SAS of $2,000 at December 31, 2018, for adjustments related to corrections to certain shareholder transactions.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(8) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by USAA, a large, diversified financial services institution. At December 31, 2018, USAA and its affiliates owned 327,000 R6 Shares, which represents 45.6% of the R6 Shares outstanding, and 0.3% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

32  | USAA NASDAQ-100 INDEX FUND

================================================================================

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule on the Fund's financial statements and various filings.

(10) RECENTLY ADOPTED ACCOUNTING STANDARD

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of this ASU guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value and transfers between levels of the fair value hierarchy.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                      YEAR ENDED DECEMBER 31,
                            ------------------------------------------------------------------
                                  2018          2017          2016          2015          2014
                            ------------------------------------------------------------------
Net asset value at
  beginning of period       $    17.89    $    13.79    $    12.99      $  12.23      $  10.32
                            ------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income            .11           .07           .09           .08(a)        .09
  Net realized and
    unrealized gain (loss)        (.18)         4.38           .78          1.04(a)       1.85
                            ------------------------------------------------------------------
Total from investment
  operations                      (.07)         4.45           .87          1.12(a)       1.94
                            ------------------------------------------------------------------
Less distributions from:
  Net investment income           (.12)         (.08)         (.07)         (.08)         (.03)
  Realized capital gains          (.01)         (.27)            -          (.28)            -
                            ------------------------------------------------------------------
Total distributions               (.13)         (.35)         (.07)         (.36)         (.03)
                            ------------------------------------------------------------------
Net asset value at
  end of period             $    17.69    $    17.89    $    13.79      $  12.99      $  12.23
                            ==================================================================
Total return (%)*                 (.44)        32.29          6.68          9.09         18.75
Net assets at
  end of period (000)       $1,750,674    $1,623,579    $1,078,319      $935,004      $706,604
Ratios to average daily
  net assets:**
  Expenses (%)(b)                  .48           .51           .53           .57           .59
  Net investment income (%)        .64            60           .77           .62          1.04
Portfolio turnover (%)               5             5             4            10             6

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2018, average daily net assets were
    $1,879,439,000.
(a) Calculated using average shares.
(b) Does not include acquired fund fees, if any.

================================================================================

34  | USAA NASDAQ-100 INDEX FUND

================================================================================

R6 SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                          YEAR ENDED              PERIOD ENDED
                                                         DECEMBER 31,             DECEMBER 31,
                                                         -------------------------------------
                                                            2018                          2017***
                                                         -------------------------------------
Net asset value at beginning of period                   $ 17.89                        $15.31
                                                         -------------------------------------
Income (loss) from investment operations:
  Net investment income                                      .12                           .08
  Net realized and unrealized gain (loss)                   (.18)                         2.87
                                                         -------------------------------------
  Total from investment operations                          (.06)                         2.95
                                                         -------------------------------------
Less distributions from:
  Net investment income                                     (.14)                         (.10)
  Realized capital gains                                    (.01)                         (.27)
                                                         -------------------------------------
Total distributions                                         (.15)                         (.37)
                                                         -------------------------------------
Net asset value at end of period                         $ 17.68                        $17.89
                                                         =====================================
Total return (%)*                                           (.38)                        19.27
Net assets at end of period (000)                        $12,667                        $5,860
Ratios to average daily net assets:**
  Expenses (%)(a)                                            .40                           .40(b)
  Expenses, excluding reimbursements (%)(a)                  .45                          1.01(b)
  Net investment income (%)                                  .72                           .66(b)
Portfolio turnover (%)                                         5                             5

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2018, average daily net assets were
    $11,548,000.
*** R6 Shares commenced operations on March 1, 2017.
(a) Does not include acquired fund fees, if any.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  35

================================================================================

EXPENSE EXAMPLE

December 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2018, through December 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

36  | USAA NASDAQ-100 INDEX FUND

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                              EXPENSES PAID
                                     BEGINNING             ENDING             DURING PERIOD*
                                   ACCOUNT VALUE        ACCOUNT VALUE          JULY 1, 2018 -
                                    JULY 1, 2018      DECEMBER 31, 2018      DECEMBER 31, 2018
                                   -----------------------------------------------------------
FUND SHARES
Actual                               $1,000.00           $  901.90                 $2.30

Hypothetical
  (5% return before expenses)         1,000.00            1,022.79                  2.45

R6 SHARES
Actual                                1,000.00              902.00                  1.92

Hypothetical
  (5% return before expenses)         1,000.00            1,023.19                  2.04

*Expenses are equal to the annualized expense ratio of 0.48% for Fund Shares and 0.40% for R6 Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (9.81)% for Fund Shares and (9.80)% for R6 Shares for the six-month period of July 1, 2018 through December 31, 2018.

================================================================================

                                                           EXPENSE EXAMPLE |  37

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 53 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

38  | USAA NASDAQ-100 INDEX FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman, USAA ETF Trust (06/17-present); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  39

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Trustee, USAA ETF Trust (06/17-present); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-present); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

40  | USAA NASDAQ-100 INDEX FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-present); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-present); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  41

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-present); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

42  | USAA NASDAQ-100 INDEX FUND

================================================================================

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-present); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  43

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-present); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

44  | USAA NASDAQ-100 INDEX FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President, USAA ETF Trust (06/17-present); Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, USAA ETF Trust (06/17-present); Head of Equities, Equity Investments, AMCO (01/12-present).

KRISTEN MILLAN
Secretary
Born: April 1983
Year of Appointment: 2019

Senior Attorney, FASG General Counsel, USAA (09/17-present); Attorney, FASG General Counsel, USAA (06/13-09/17). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

SEBA KURIAN
Assistant Secretary
Born: December 1978
Year of Appointment: 2019

Secretary, USAA ETF Trust (09/17-present); Senior Attorney, USAA FASG Counsel (06/16-present); Senior Attorney, Invesco Ltd. (05/11-06/16). Ms. Kurian also serves as assistant secretary of ICORP and IMCO.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  45

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Treasurer, USAA ETF Trust (09/18-present); Executive Director, Investment and Financial Administration, USAA (04/12-present); Assistant Treasurer, USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Assistant Treasurer, USAA ETF Trust (09/18-present); Accounting/Financial Director, USAA (12/13-present); Senior Accounting Analyst, USAA (03/11-12/13).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Chief Compliance Officer, USAA ETF Trust (06/17-present); Assistant Vice President, Compliance-Investments, USAA (02/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-01/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

46  | USAA NASDAQ-100 INDEX FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                           State Street Bank and Trust Company
ACCOUNTING AGENT, AND                P.O. Box 1713
SUB-ADMINISTRATOR                    Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
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================================================================================
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[LOGO OF USAA]
   USAA(R)

                                           [GRAPHIC OF  USAA S&P 500 INDEX FUND]

================================================================================

    ANNUAL REPORT
    USAA S&P 500 INDEX FUND
    MEMBER SHARES o REWARD SHARES
    DECEMBER 31, 2018

================================================================================

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

================================================================================

PRESIDENT'S MESSAGE

"LONG-TERM INVESTORS SHOULD MAKE DECISIONS
BASED ON THEIR LONG-TERM OBJECTIVES, TIME HORIZON, [PHOTO OF BROOKS ENGLEHARDT] AND RISK TOLERANCE. THEY SHOULD NEVER MAKE HASTY
PORTFOLIO DECISIONS BASED ON MARKET TURMOIL."

--------------------------------------------------------------------------------

FEBRUARY 2019

Volatility returned to the financial markets in a big way during 2018. Ultimately, 2018 turned out to be one of the most volatile years since the 2008 financial crisis, with nearly all equity markets recording negative returns. The turmoil began in early February 2018 when a surge in U.S. inflation suggested that the Federal Reserve (Fed) might increase its pace of interest rate increases. Global stocks broadly declined in response. Although emerging-markets stocks continued to trend down, developed-markets equities generally rebounded, and in spite of ongoing volatility, global equities posted new gains into the summer and early fall 2018. Market conditions grew more challenging in October 2018, as investors became concerned that the U.S. economic expansion might be losing steam. In this environment, worries about continued Fed interest rate increases, the U.S.-China trade dispute, and corporate earnings weakness drove a worldwide sell-off, led by U.S. stocks, which continued through the end of 2018.

Investors, who traditionally seek safe haven in fixed income securities during volatile times, found little relief in bonds during 2018. For most of 2018, longer-term yields climbed (and bond prices fell), as the Fed maintained its commitment to raising short-term interest rates. The situation improved slightly in November and December 2018 due to changing market expectations about the pace of Fed interest rate increases during 2019. In December 2018, Fed policymakers altered their forecast, decreasing the number of their projected 2019 interest rate increases from three to two. By year end 2018, longer-term yields had dropped from their period highs, which suggested that investors thought that the Fed might raise interest rates a single time or even remain on hold throughout 2019. The yield on the bellwether 10-year U.S. Treasury note started in January 2018 at 2.46%, reached 3.24% -- its high of the reporting period -- on November 8, 2018, and ended December 2018 at 2.69%.

================================================================================

================================================================================

Of course, it is difficult to predict what the Fed will do in 2019 or what the economic data will look like. At USAA Investments, we believe the U.S. economy will continue expanding, though at a slower pace than in 2018. We see little chance of a recession in the next 12 months. As for stocks, we had said for some time that valuations were stretched. After the recent sell-off, valuations appear more reasonable. Market declines can present attractive opportunities to discerning investors; the new year may be a good time to add holdings that support your long-term investment plan.

In the coming months, shareholders can expect to hear a lot of media "noise" about the markets, Fed monetary policy, economic growth, and trade. The exaggerated language, such as that employed during the sell-off (the steep drop on December 24, 2018, and the historic one-day rally on December 26, 2018 are prime examples), are designed to provoke an emotional reaction. We believe that shareholders should focus on information that can provide the perspective they need to manage their investments. Long-term investors should make decisions based on their long-term objectives, time horizon, and risk tolerance. They should never make hasty portfolio decisions based on market turmoil. One way to avoid the temptation to time the market is dollar-cost averaging, which is the strategy of investing a set amount on a regular basis.

Diversification is another good investment strategy, that can potentially protect a portfolio from market turbulence or shifts in performance leadership. The primary goal of diversification, after all, is long-term risk management. If you are uneasy about market risk in general or you want to evaluate current portfolio risk, please call USAA to speak with an advisor. They can help you review your investment plan and make sure you are properly diversified.

At USAA Investments, we are committed to helping you meet your financial objectives. Rest assured we will continue to monitor the financial markets, economic conditions, Fed monetary policy, and shifts in interest rates, as well as other matters that could potentially affect your investments.

On behalf of everyone here, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY ON THE FUND                                              1

INVESTMENT OVERVIEW                                                           3

FINANCIAL INFORMATION

   Distributions to Shareholders                                              7
   Report of Independent Registered
     Public Accounting Firm                                                   8
   Portfolio of Investments                                                   9
   Notes to Portfolio of Investments                                         27
   Financial Statements                                                      29
   Notes to Financial Statements                                             33
   Financial Highlights                                                      48

EXPENSE EXAMPLE                                                              50

TRUSTEES' AND OFFICERS' INFORMATION                                          52

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2019, USAA. All rights reserved.

================================================================================

================================================================================

MANAGER'S COMMENTARY ON THE FUND

BRENT REEDER
Northern Trust Investments, Inc.

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    U.S. equities started off strong in 2018, extending the exuberance from the late 2017 tax reforms. Markets climbed to new highs in early 2018 before volatility came back into the markets due to continued trade war speculation. Investors pulled back after disappointing jobs numbers in early 2018, leading to the first quarter of 2018 seeing the first negative return since 2015.

    Throughout the rest of 2018, talk of tariffs and trade wars with America's main trading partners, China and Europe, dominated the headlines, leading to speculation of a global growth slowdown. Despite the global growth concerns, corporate earnings remained strong throughout the second and third quarters of 2018, leading to market advances, while oil took a volatile path throughout 2018.

    Accompanying the strength in economic data and corporate earnings, the Federal Reserve (the Fed) continued with four quarterly interest rate increases throughout 2018. In the third quarter of 2018, the U.S. markets hit new all-time highs with yields edging higher and sustained strength of the U.S. Dollar, but in September 2018 continuing geopolitical issues started to weigh on markets, leading to a significant decline in equities over the fourth quarter of 2018.

    With the Fed's continued interest rate increases, the short end of the yield curve increased, while the long end remained relatively unchanged through the first part of the year. The economic turmoil in the fourth quarter of 2018 inverted the medium term of the yield curve, while investors

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  1

================================================================================

    interpreted the final Fed minutes as a decrease in the number of interest rate increases for 2019. On the trade war front, despite initial positive reports coming out of the G-20 summit, investors questioned whether additional progress would be made before the March 1, 2019 deadline for a full trade agreement between China and the U.S.

o HOW DID THE USAA S&P 500 INDEX FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund closely tracked its benchmark, the broad-based S&P 500(R) Index (the Index), during the reporting period. The USAA S&P 500 Index Fund Member Shares and Reward Shares returned -4.65% and -4.53%, respectively, during the reporting period versus the Index, which returned -4.38%. The Index emphasizes large U.S. company stocks and is not available for direct investment.

o   PLEASE DESCRIBE SECTOR PERFORMANCE DURING THE REPORTING PERIOD.

    In 2018, the Index returned -4.38%. Large cap U.S. equities outperformed developed equities outside of the United States.

    Health Care and Utilities were the strongest performing sectors within the Index, returning 6.03% and 4.11%, respectively. The Energy and Materials sectors exhibited the worst performance, returning -18.33% and -15.34%, respectively.

    Thank you for the opportunity to help you with your investment needs.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o Investing in securities products involves risk, including possible loss of principal.

    Refer to page 3 for the benchmark definition.

================================================================================

2  | USAA S&P 500 INDEX FUND

================================================================================

INVESTMENT OVERVIEW

                 o AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/18 o

------------------------------------------------------------------------------
                                     1 YEAR          5 YEAR         10 YEAR
------------------------------------------------------------------------------
Member Shares*                       -4.65%           8.21%          12.84%
Reward Shares                        -4.53%           8.33%          12.97%
S&P 500 Index**                      -4.38%           8.49%          13.11%

*Returns for the Member Shares do not include the account maintenance fee.

**The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded U.S. stocks.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The performance data excludes the impact of a $10 account maintenance fee that is assessed on accounts of less than $10,000. Performance of Member Shares will vary from Rewards Shares due to differences in expenses.

================================================================================

                                                        INVESTMENT OVERVIEW |  3

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                                                             USAA S&P 500 INDEX
                                S&P 500 INDEX                FUND MEMBER SHARES
12/31/2008                       $10,000.00                      $10,000.00
 1/31/2009                         9,157.14                        9,156.00
 2/28/2009                         8,182.10                        8,179.00
 3/31/2009                         8,898.82                        8,896.00
 4/30/2009                         9,750.52                        9,745.00
 5/31/2009                        10,295.89                       10,289.00
 6/30/2009                        10,316.32                       10,311.00
 7/31/2009                        11,096.61                       11,090.00
 8/31/2009                        11,497.25                       11,487.00
 9/30/2009                        11,926.27                       11,913.00
10/31/2009                        11,704.72                       11,687.00
11/30/2009                        12,406.81                       12,387.00
12/31/2009                        12,646.45                       12,628.00
 1/31/2010                        12,191.51                       12,174.00
 2/28/2010                        12,569.17                       12,545.00
 3/31/2010                        13,327.65                       13,305.00
 4/30/2010                        13,538.07                       13,509.00
 5/31/2010                        12,457.04                       12,425.00
 6/30/2010                        11,804.94                       11,771.00
 7/31/2010                        12,632.03                       12,594.00
 8/31/2010                        12,061.76                       12,023.00
 9/30/2010                        13,138.21                       13,092.00
10/31/2010                        13,638.11                       13,589.00
11/30/2010                        13,639.86                       13,589.00
12/31/2010                        14,551.43                       14,498.00
 1/31/2011                        14,896.32                       14,836.00
 2/28/2011                        15,406.66                       15,343.00
 3/31/2011                        15,412.78                       15,340.00
 4/30/2011                        15,869.24                       15,796.00
 5/31/2011                        15,689.61                       15,611.00
 6/30/2011                        15,428.07                       15,353.00
 7/31/2011                        15,114.35                       15,035.00
 8/31/2011                        14,293.31                       14,211.00
 9/30/2011                        13,288.51                       13,211.00
10/31/2011                        14,740.85                       14,655.00
11/30/2011                        14,708.27                       14,616.00
12/31/2011                        14,858.72                       14,762.00
 1/31/2012                        15,524.62                       15,421.00
 2/29/2012                        16,195.94                       16,087.00
 3/31/2012                        16,728.94                       16,609.00
 4/30/2012                        16,623.93                       16,507.00
 5/31/2012                        15,624.82                       15,506.00
 6/30/2012                        16,268.60                       16,146.00
 7/31/2012                        16,494.55                       16,367.00
 8/31/2012                        16,866.06                       16,732.00
 9/30/2012                        17,301.90                       17,163.00
10/31/2012                        16,982.43                       16,837.00
11/30/2012                        17,080.95                       16,932.00
12/31/2012                        17,236.64                       17,087.00
 1/31/2013                        18,129.41                       17,970.00
 2/28/2013                        18,375.52                       18,205.00
 3/31/2013                        19,064.66                       18,878.00
 4/30/2013                        19,431.97                       19,241.00
 5/31/2013                        19,886.52                       19,689.00
 6/30/2013                        19,619.47                       19,420.00
 7/31/2013                        20,617.79                       20,420.00
 8/31/2013                        20,020.66                       19,810.00
 9/30/2013                        20,648.50                       20,428.00
10/31/2013                        21,597.67                       21,365.00
11/30/2013                        22,255.83                       22,012.00
12/31/2013                        22,819.26                       22,560.00
 1/31/2014                        22,030.31                       21,773.00
 2/28/2014                        23,038.06                       22,765.00
 3/31/2014                        23,231.71                       22,952.00
 4/30/2014                        23,403.44                       23,116.00
 5/31/2014                        23,952.82                       23,657.00
 6/30/2014                        24,447.62                       24,134.00
 7/31/2014                        24,110.47                       23,798.00
 8/31/2014                        25,075.01                       24,746.00
 9/30/2014                        24,723.36                       24,392.00
10/31/2014                        25,327.23                       24,981.00
11/30/2014                        26,008.40                       25,648.00
12/31/2014                        25,942.89                       25,579.00
 1/31/2015                        25,164.10                       24,805.00
 2/28/2015                        26,610.32                       26,231.00
 3/31/2015                        26,189.49                       25,814.00
 4/30/2015                        26,440.73                       26,050.00
 5/31/2015                        26,780.74                       26,374.00
 6/30/2015                        26,262.32                       25,861.00
 7/31/2015                        26,812.54                       26,397.00
 8/31/2015                        25,194.84                       24,800.00
 9/30/2015                        24,571.43                       24,177.00
10/31/2015                        26,644.13                       26,213.00
11/30/2015                        26,723.37                       26,293.00
12/31/2015                        26,301.89                       25,868.00
 1/31/2016                        24,996.69                       24,583.00
 2/29/2016                        24,962.96                       24,539.00
 3/31/2016                        26,656.40                       26,200.00
 4/30/2016                        26,759.74                       26,298.00
 5/31/2016                        27,240.29                       26,762.00
 6/30/2016                        27,310.87                       26,829.00
 7/31/2016                        28,317.79                       27,815.00
 8/31/2016                        28,357.55                       27,842.00
 9/30/2016                        28,362.91                       27,843.00
10/31/2016                        27,845.54                       27,329.00
11/30/2016                        28,876.80                       28,338.00
12/31/2016                        29,447.58                       28,894.00
 1/31/2017                        30,006.09                       29,430.00
 2/28/2017                        31,197.51                       30,592.00
 3/31/2017                        31,233.90                       30,621.00
 4/30/2017                        31,554.67                       30,931.00
 5/31/2017                        31,998.74                       31,360.00
 6/30/2017                        32,198.46                       31,553.00
 7/31/2017                        32,860.54                       32,195.00
 8/31/2017                        32,961.14                       32,287.00
 9/30/2017                        33,641.06                       32,947.00
10/31/2017                        34,426.09                       33,710.00
11/30/2017                        35,481.93                       34,732.00
12/31/2017                        35,876.44                       35,115.00
 1/31/2018                        37,930.51                       37,111.00
 2/28/2018                        36,532.50                       35,743.00
 3/31/2018                        35,604.09                       34,825.00
 4/30/2018                        35,740.71                       34,946.00
 5/31/2018                        36,601.41                       35,781.00
 6/30/2018                        36,826.69                       36,000.00
 7/31/2018                        38,197.15                       37,323.00
 8/31/2018                        39,441.81                       38,535.00
 9/30/2018                        39,666.31                       38,742.00
10/31/2018                        36,955.12                       36,084.00
11/30/2018                        37,708.20                       36,814.00
12/31/2018                        34,303.50                       33,480.00

                                   [END CHART]

                         Data from 12/31/08 to 12/31/18.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA S&P 500 Index Fund Member Shares to the benchmark listed above (see page 3 for benchmark definition).

"Standard & Poor's(R)," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for our use. The USAA S&P 500 Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the USAA S&P 500 Index Fund. o Index products incur fees and expenses and may not always be invested in all securities of the index the Fund attempts to mirror.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

4  | USAA S&P 500 INDEX FUND

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                                                             USAA S&P 500 INDEX
                                S&P 500 INDEX                FUND REWARD SHARES
12/31/2008                       $10,000.00                      $10,000.00
 1/31/2009                         9,157.14                        9,164.00
 2/28/2009                         8,182.10                        8,187.00
 3/31/2009                         8,898.82                        8,899.00
 4/30/2009                         9,750.52                        9,756.00
 5/31/2009                        10,295.89                       10,300.00
 6/30/2009                        10,316.32                       10,319.00
 7/31/2009                        11,096.61                       11,098.00
 8/31/2009                        11,497.25                       11,503.00
 9/30/2009                        11,926.27                       11,926.00
10/31/2009                        11,704.72                       11,708.00
11/30/2009                        12,406.81                       12,408.00
12/31/2009                        12,646.45                       12,647.00
 1/31/2010                        12,191.51                       12,193.00
 2/28/2010                        12,569.17                       12,572.00
 3/31/2010                        13,327.65                       13,330.00
 4/30/2010                        13,538.07                       13,535.00
 5/31/2010                        12,457.04                       12,456.00
 6/30/2010                        11,804.94                       11,799.00
 7/31/2010                        12,632.03                       12,631.00
 8/31/2010                        12,061.76                       12,058.00
 9/30/2010                        13,138.21                       13,135.00
10/31/2010                        13,638.11                       13,634.00
11/30/2010                        13,639.86                       13,634.00
12/31/2010                        14,551.43                       14,543.00
 1/31/2011                        14,896.32                       14,883.00
 2/28/2011                        15,406.66                       15,392.00
 3/31/2011                        15,412.78                       15,402.00
 4/30/2011                        15,869.24                       15,852.00
 5/31/2011                        15,689.61                       15,673.00
 6/30/2011                        15,428.07                       15,412.00
 7/31/2011                        15,114.35                       15,092.00
 8/31/2011                        14,293.31                       14,273.00
 9/30/2011                        13,288.51                       13,265.00
10/31/2011                        14,740.85                       14,715.00
11/30/2011                        14,708.27                       14,684.00
12/31/2011                        14,858.72                       14,828.00
 1/31/2012                        15,524.62                       15,497.00
 2/29/2012                        16,195.94                       16,158.00
 3/31/2012                        16,728.94                       16,695.00
 4/30/2012                        16,623.93                       16,584.00
 5/31/2012                        15,624.82                       15,586.00
 6/30/2012                        16,268.60                       16,225.00
 7/31/2012                        16,494.55                       16,448.00
 8/31/2012                        16,866.06                       16,814.00
 9/30/2012                        17,301.90                       17,252.00
10/31/2012                        16,982.43                       16,932.00
11/30/2012                        17,080.95                       17,028.00
12/31/2012                        17,236.64                       17,180.00
 1/31/2013                        18,129.41                       18,067.00
 2/28/2013                        18,375.52                       18,312.00
 3/31/2013                        19,064.66                       18,995.00
 4/30/2013                        19,431.97                       19,360.00
 5/31/2013                        19,886.52                       19,810.00
 6/30/2013                        19,619.47                       19,534.00
 7/31/2013                        20,617.79                       20,540.00
 8/31/2013                        20,020.66                       19,935.00
 9/30/2013                        20,648.50                       20,553.00
10/31/2013                        21,597.67                       21,496.00
11/30/2013                        22,255.83                       22,147.00
12/31/2013                        22,819.26                       22,704.00
 1/31/2014                        22,030.31                       21,921.00
 2/28/2014                        23,038.06                       22,919.00
 3/31/2014                        23,231.71                       23,105.00
 4/30/2014                        23,403.44                       23,278.00
 5/31/2014                        23,952.82                       23,814.00
 6/30/2014                        24,447.62                       24,309.00
 7/31/2014                        24,110.47                       23,970.00
 8/31/2014                        25,075.01                       24,926.00
 9/30/2014                        24,723.36                       24,575.00
10/31/2014                        25,327.23                       25,169.00
11/30/2014                        26,008.40                       25,840.00
12/31/2014                        25,942.89                       25,776.00
 1/31/2015                        25,164.10                       24,996.00
 2/28/2015                        26,610.32                       26,424.00
 3/31/2015                        26,189.49                       26,010.00
 4/30/2015                        26,440.73                       26,257.00
 5/31/2015                        26,780.74                       26,583.00
 6/30/2015                        26,262.32                       26,073.00
 7/31/2015                        26,812.54                       26,613.00
 8/31/2015                        25,194.84                       25,003.00
 9/30/2015                        24,571.43                       24,382.00
10/31/2015                        26,644.13                       26,435.00
11/30/2015                        26,723.37                       26,515.00
12/31/2015                        26,301.89                       26,093.00
 1/31/2016                        24,996.69                       24,788.00
 2/29/2016                        24,962.96                       24,753.00
 3/31/2016                        26,656.40                       26,433.00
 4/30/2016                        26,759.74                       26,532.00
 5/31/2016                        27,240.29                       27,009.00
 6/30/2016                        27,310.87                       27,075.00
 7/31/2016                        28,317.79                       28,070.00
 8/31/2016                        28,357.55                       28,106.00
 9/30/2016                        28,362.91                       28,105.00
10/31/2016                        27,845.54                       27,587.00
11/30/2016                        28,876.80                       28,604.00
12/31/2016                        29,447.58                       29,171.00
 1/31/2017                        30,006.09                       29,721.00
 2/28/2017                        31,197.51                       30,894.00
 3/31/2017                        31,233.90                       30,930.00
 4/30/2017                        31,554.67                       31,244.00
 5/31/2017                        31,998.74                       31,677.00
 6/30/2017                        32,198.46                       31,871.00
 7/31/2017                        32,860.54                       32,518.00
 8/31/2017                        32,961.14                       32,611.00
 9/30/2017                        33,641.06                       33,285.00
10/31/2017                        34,426.09                       34,057.00
11/30/2017                        35,481.93                       35,098.00
12/31/2017                        35,876.44                       35,483.00
 1/31/2018                        37,930.51                       37,509.00
 2/28/2018                        36,532.50                       36,127.00
 3/31/2018                        35,604.09                       35,198.00
 4/30/2018                        35,740.71                       35,330.00
 5/31/2018                        36,601.41                       36,174.00
 6/30/2018                        36,826.69                       36,395.00
 7/31/2018                        38,197.15                       37,742.00
 8/31/2018                        39,441.81                       38,967.00
 9/30/2018                        39,666.31                       39,185.00
10/31/2018                        36,955.12                       36,498.00
11/30/2018                        37,708.20                       37,236.00
12/31/2018                        34,303.50                       33,874.00

                                   [END CHART]

                         Data from 12/31/08 to 12/31/18.

The graph illustrates how a $10,000 hypothetical investment in the USAA S&P 500 Index Fund Reward Shares closely tracks the S&P 500 Index (see page 3 for the benchmark definition).

"Standard & Poor's(R)," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for our use. The USAA S&P 500 Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the USAA S&P 500 Index Fund. o Index products incur fees and expenses and may not always be invested in all securities of the index the Fund attempts to mirror.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                         o TOP 10 HOLDINGS* - 12/31/18 o
                                (% of Net Assets)

Microsoft Cor ...........................................................   3.7%
Apple, Inc. .............................................................   3.3%
Amazon.com, Inc. ........................................................   2.9%
Berkshire Hathaway, Inc. "B" ............................................   1.8%
Johnson & Johnson .......................................................   1.6%
JPMorgan Chase & Co. ....................................................   1.5%
Alphabet, Inc. "C" ......................................................   1.5%
Facebook, Inc. "A" ......................................................   1.5%
Alphabet, Inc. "A" ......................................................   1.5%
Exxon Mobil Corp. .......................................................   1.3%

                        o SECTOR ALLOCATION* - 12/31/18 o
                                (% of Net Assets)

                        [PIE CHART OF SECTOR ALLOCATION]

CONSUMER, NON-CYCLICAL                                                     22.9%
FINANCIAL                                                                  17.6%
TECHNOLOGY                                                                 15.5%
COMMUNICATIONS                                                             14.3%
INDUSTRIAL                                                                  8.9%
CONSUMER, CYCLICAL                                                          8.2%
ENERGY                                                                      5.2%
UTILITIES                                                                   3.3%
BASIC MATERIALS                                                             2.2%

                                   [END CHART]

*Does not include futures, money market instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

================================================================================

6  | USAA S&P 500 INDEX FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2018:

  DIVIDEND RECEIVED       QUALIFIED DIVIDEND        LONG-TERM          QUALIFIED
DEDUCTION (CORPORATE    INCOME (NON-CORPORATE      CAPITAL GAIN        INTEREST
   SHAREHOLDERS)(1)        SHAREHOLDERS)(1)      DISTRIBUTIONS(2)       INCOME
--------------------------------------------------------------------------------
        100%                    100%                $68,420,000       $1,380,000
--------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

================================================================================

                                              DISTRIBUTIONS TO SHAREHOLDERS |  7

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF USAA S&P 500 INDEX FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA S&P 500 Index Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
February 22, 2019

================================================================================

8  | USAA S&P 500 INDEX FUND

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2018

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
             COMMON STOCKS (98.1%)

             BASIC MATERIALS (2.2%)
             ----------------------
             CHEMICALS (1.9%)
     67,173  Air Products & Chemicals, Inc.                                                        $   10,751
     32,495  Albemarle Corp.                                                                            2,504
     40,926  Celanese Corp.                                                                             3,682
     70,227  CF Industries Holdings, Inc.                                                               3,056
    701,860  DowDuPont, Inc.                                                                           37,535
     43,058  Eastman Chemical Co.                                                                       3,148
     41,063  FMC Corp.                                                                                  3,037
     31,114  International Flavors & Fragrances, Inc.                                                   4,178
    168,610  Linde plc                                                                                 26,310
     96,243  LyondellBasell Industries N.V. "A"                                                         8,003
    108,856  Mosaic Co.                                                                                 3,180
     73,303  PPG Industries, Inc.                                                                       7,494
     25,209  Sherwin-Williams Co.                                                                       9,919
                                                                                                   ----------
                                                                                                      122,797
                                                                                                   ----------
             FOREST PRODUCTS & PAPER (0.1%)
    124,140  International Paper Co.                                                                    5,010
                                                                                                   ----------
             IRON/STEEL (0.1%)
     95,716  Nucor Corp.                                                                                4,959
                                                                                                   ----------
             MINING (0.1%)
    444,659  Freeport-McMoRan, Inc.                                                                     4,585
    163,030  Newmont Mining Corp.                                                                       5,649
                                                                                                   ----------
                                                                                                       10,234
                                                                                                   ----------
             Total Basic Materials                                                                    143,000
                                                                                                   ----------
             COMMUNICATIONS (14.3%)
             ----------------------
             ADVERTISING (0.1%)
    117,581  Interpublic Group of Companies, Inc.                                                       2,426
     68,766  Omnicom Group, Inc.                                                                        5,036
                                                                                                   ----------
                                                                                                        7,462
                                                                                                   ----------
             INTERNET (8.7%)
     91,476  Alphabet, Inc. "A"(a)                                                                     95,589
     94,135  Alphabet, Inc. "C"(a)                                                                     97,487

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  9

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
    125,673  Amazon.com, Inc.(a)                                                                   $  188,757
     14,174  Booking Holdings, Inc.(a)                                                                 24,414
    276,858  eBay, Inc.(a)                                                                              7,771
     36,237  Expedia Group, Inc.                                                                        4,082
     18,435  F5 Networks, Inc.(a)                                                                       2,987
    735,086  Facebook, Inc. "A"(a)                                                                     96,363
    133,428  Netflix, Inc.(a)                                                                          35,713
    195,448  Symantec Corp.                                                                             3,693
     31,473  TripAdvisor, Inc.(a)                                                                       1,698
    221,273  Twitter, Inc.(a)                                                                           6,359
     32,429  VeriSign, Inc.(a)                                                                          4,809
                                                                                                   ----------
                                                                                                      569,722
                                                                                                   ----------
             MEDIA (2.3%)
    103,269  CBS Corp. "B"                                                                              4,515
     53,926  Charter Communications, Inc. "A"(a)                                                       15,367
  1,389,075  Comcast Corp. "A"                                                                         47,298
     47,336  Discovery Communications, Inc. "A"(a)                                                      1,171
    109,936  Discovery Communications, Inc. "C"(a)                                                      2,537
     70,118  DISH Network Corp. "A"(a)                                                                  1,751
    118,610  News Corp. "A"                                                                             1,346
     39,368  News Corp. "B"                                                                               455
    323,415  Twenty-First Century Fox, Inc. "A"                                                        15,563
    148,714  Twenty-First Century Fox, Inc. "B"                                                         7,106
    108,103  Viacom, Inc. "B"                                                                           2,778
    455,466  Walt Disney Co.                                                                           49,942
                                                                                                   ----------
                                                                                                      149,829
                                                                                                   ----------
             TELECOMMUNICATIONS (3.2%)
     15,927  Arista Networks, Inc.(a)                                                                   3,356
  2,226,731  AT&T, Inc.(b)                                                                             63,551
    291,998  CenturyLink, Inc.                                                                          4,424
  1,375,794  Cisco Systems, Inc.                                                                       59,613
    105,692  Juniper Networks, Inc.                                                                     2,844
     50,075  Motorola Solutions, Inc.                                                                   5,760
  1,264,253  Verizon Communications, Inc.(b)                                                           71,076
                                                                                                   ----------
                                                                                                      210,624
                                                                                                   ----------
             Total Communications                                                                     937,637
                                                                                                   ----------
             CONSUMER, CYCLICAL (8.2%)
             -------------------------
             AIRLINES (0.4%)
     37,686  Alaska Air Group, Inc.                                                                     2,293
    125,793  American Airlines Group, Inc.                                                              4,039
    190,681  Delta Air Lines, Inc.                                                                      9,515

================================================================================

10  | USAA S&P 500 INDEX FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
    154,660  Southwest Airlines Co.                                                                $    7,189
     70,229  United Continental Holdings, Inc.(a)                                                       5,880
                                                                                                   ----------
                                                                                                       28,916
                                                                                                   ----------
             APPAREL (0.7%)
    111,546  Hanesbrands, Inc.                                                                          1,398
     45,745  Michael Kors Holdings Ltd.(a)                                                              1,735
    389,277  NIKE, Inc. "B"                                                                            28,861
     23,303  PVH Corp.                                                                                  2,166
     16,677  Ralph Lauren Corp.                                                                         1,725
     58,072  Under Armour, Inc. "A"(a),(c)                                                              1,026
     58,544  Under Armour, Inc. "C"(a)                                                                    947
     99,335  V.F. Corp.                                                                                 7,086
                                                                                                   ----------
                                                                                                       44,944
                                                                                                   ----------
             AUTO MANUFACTURERS (0.4%)
  1,196,762  Ford Motor Co.                                                                             9,155
    401,615  General Motors Co.                                                                        13,434
    107,015  PACCAR, Inc.                                                                               6,115
                                                                                                   ----------
                                                                                                       28,704
                                                                                                   ----------
             AUTO PARTS & EQUIPMENT (0.1%)
     80,700  Aptiv plc                                                                                  4,969
     64,061  BorgWarner, Inc.                                                                           2,225
     70,736  Goodyear Tire & Rubber Co.                                                                 1,444
                                                                                                   ----------
                                                                                                        8,638
                                                                                                   ----------
             DISTRIBUTION/WHOLESALE (0.2%)
     62,779  Copart, Inc.(a)                                                                            2,999
     87,814  Fastenal Co.                                                                               4,592
     97,684  LKQ Corp.(a)                                                                               2,318
     13,986  W.W. Grainger, Inc.                                                                        3,949
                                                                                                   ----------
                                                                                                       13,858
                                                                                                   ----------
             HOME BUILDERS (0.1%)
    104,942  D.R. Horton, Inc.                                                                          3,637
     89,501  Lennar Corp. "A"                                                                           3,504
     79,516  PulteGroup, Inc.                                                                           2,067
                                                                                                   ----------
                                                                                                        9,208
                                                                                                   ----------
             HOME FURNISHINGS (0.1%)
     39,706  Leggett & Platt, Inc.                                                                      1,423
     19,440  Whirlpool Corp.                                                                            2,078
                                                                                                   ----------
                                                                                                        3,501
                                                                                                   ----------
             HOUSEWARES (0.0%)
    130,853  Newell Brands, Inc.                                                                        2,433
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
             LEISURE TIME (0.2%)
    122,315  Carnival Corp.                                                                        $    6,030
     49,483  Harley-Davidson, Inc.                                                                      1,688
     67,723  Norwegian Cruise Line Holdings Ltd.(a)                                                     2,871
     52,377  Royal Caribbean Cruises Ltd.                                                               5,122
                                                                                                   ----------
                                                                                                       15,711
                                                                                                   ----------
             LODGING (0.4%)
     90,935  Hilton Worldwide Holdings, Inc.                                                            6,529
     86,620  Marriott International, Inc. "A"                                                           9,404
    153,185  MGM Resorts International                                                                  3,716
     29,795  Wynn Resorts Ltd.                                                                          2,947
                                                                                                   ----------
                                                                                                       22,596
                                                                                                   ----------
             RETAIL (5.5%)
     22,308  Advance Auto Parts, Inc.                                                                   3,513
      7,715  AutoZone, Inc.(a)                                                                          6,468
     71,609  Best Buy Co., Inc.                                                                         3,792
     53,226  CarMax, Inc.(a)                                                                            3,339
      7,482  Chipotle Mexican Grill, Inc.(a)                                                            3,231
    134,080  Costco Wholesale Corp.                                                                    27,313
     38,070  Darden Restaurants, Inc.                                                                   3,802
     80,374  Dollar General Corp.                                                                       8,687
     73,004  Dollar Tree, Inc.(a)                                                                       6,594
     35,148  Foot Locker, Inc.                                                                          1,870
     65,551  Gap, Inc.                                                                                  1,689
     44,875  Genuine Parts Co.                                                                          4,309
    345,579  Home Depot, Inc.                                                                          59,377
     50,715  Kohl's Corp.                                                                               3,364
     69,750  L Brands, Inc.                                                                             1,790
    245,667  Lowe's Companies, Inc.                                                                    22,690
     94,018  Macy's, Inc.                                                                               2,800
    235,876  McDonald's Corp.                                                                          41,884
     35,189  Nordstrom, Inc.                                                                            1,640
     24,531  O'Reilly Automotive, Inc.(a)                                                               8,447
    114,143  Ross Stores, Inc.                                                                          9,497
    379,581  Starbucks Corp.                                                                           24,445
     88,357  Tapestry, Inc.                                                                             2,982
    159,569  Target Corp.                                                                              10,546
     33,253  Tiffany & Co.                                                                              2,677
    378,624  TJX Companies, Inc.                                                                       16,940
     37,344  Tractor Supply Co.                                                                         3,116
     17,283  Ulta Beauty, Inc.(a)                                                                       4,231
    245,964  Walgreens Boots Alliance, Inc.                                                            16,807

================================================================================

12  | USAA S&P 500 INDEX FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
    435,572  Walmart, Inc.(b)                                                                      $   40,573
     95,546  Yum! Brands, Inc.                                                                          8,783
                                                                                                   ----------
                                                                                                      357,196
                                                                                                   ----------
             TEXTILES (0.0%)
     19,146  Mohawk Industries, Inc.(a)                                                                 2,239
                                                                                                   ----------
             TOYS/GAMES/HOBBIES (0.1%)
     35,683  Hasbro, Inc.                                                                               2,899
    103,669  Mattel, Inc.(a),(c)                                                                        1,036
                                                                                                   ----------
                                                                                                        3,935
                                                                                                   ----------
             Total Consumer, Cyclical                                                                 541,879
                                                                                                   ----------
             CONSUMER, NON-CYCLICAL (22.9%)
             ------------------------------
             AGRICULTURE (1.0%)
    574,925  Altria Group, Inc.                                                                        28,395
    171,002  Archer-Daniels-Midland Co.                                                                 7,006
    475,642  Philip Morris International, Inc.                                                         31,754
                                                                                                   ----------
                                                                                                       67,155
                                                                                                   ----------
             BEVERAGES (1.9%)
     51,303  Brown-Forman Corp. "B"                                                                     2,441
  1,172,202  Coca-Cola Co.                                                                             55,504
     50,719  Constellation Brands, Inc. "A"                                                             8,157
     57,255  Molson Coors Brewing Co. "B"                                                               3,215
    121,891  Monster Beverage Corp.(a)                                                                  5,999
    431,898  PepsiCo, Inc.                                                                             47,716
                                                                                                   ----------
                                                                                                      123,032
                                                                                                   ----------
             BIOTECHNOLOGY (2.1%)
     68,248  Alexion Pharmaceuticals, Inc.(a)                                                           6,645
    194,960  Amgen, Inc.                                                                               37,953
     61,644  Biogen, Inc.(a)                                                                           18,550
    214,246  Celgene Corp.(a)                                                                          13,731
    395,813  Gilead Sciences, Inc.(b)                                                                  24,758
     44,978  Illumina, Inc.(a)                                                                         13,490
     54,027  Incyte Corp.(a)                                                                            3,435
     23,745  Regeneron Pharmaceuticals, Inc.(a)                                                         8,869
     78,183  Vertex Pharmaceuticals, Inc.(a)                                                           12,956
                                                                                                   ----------
                                                                                                      140,387
                                                                                                   ----------
             COMMERCIAL SERVICES (2.0%)
    133,984  Automatic Data Processing, Inc.                                                           17,568
     26,519  Cintas Corp.                                                                               4,455
     77,793  Ecolab, Inc.                                                                              11,463
     36,892  Equifax, Inc.                                                                              3,436

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
     27,142  FleetCor Technologies, Inc.(a)                                                        $    5,041
     27,838  Gartner, Inc.(a)                                                                           3,559
     48,444  Global Payments, Inc.                                                                      4,996
     63,034  H&R Block, Inc.                                                                            1,599
    110,146  IHS Markit Ltd.(a),(i)                                                                     5,284
     51,041  Moody's Corp.                                                                              7,148
    108,605  Nielsen Holdings plc                                                                       2,534
    360,433  PayPal Holdings, Inc.(a)                                                                  30,309
     44,615  Quanta Services, Inc.                                                                      1,343
     36,999  Robert Half International, Inc.                                                            2,116
     44,830  Rollins, Inc.                                                                              1,618
     76,831  S&P Global, Inc.                                                                          13,056
     51,272  Total System Services, Inc.                                                                4,168
     24,804  United Rentals, Inc.(a)                                                                    2,543
     50,393  Verisk Analytics, Inc.(a)                                                                  5,495
    135,699  Western Union Co.                                                                          2,315
                                                                                                   ----------
                                                                                                      130,046
                                                                                                   ----------
             COSMETICS/PERSONAL CARE (1.5%)
    265,410  Colgate-Palmolive Co.                                                                     15,797
    139,811  Coty, Inc. "A"                                                                               917
     67,278  Estee Lauder Companies, Inc. "A"                                                           8,753
    762,361  Procter & Gamble Co.(b)                                                                   70,077
                                                                                                   ----------
                                                                                                       95,544
                                                                                                   ----------
             FOOD (1.3%)
     58,959  Campbell Soup Co.                                                                          1,945
    148,612  Conagra Brands, Inc.                                                                       3,174
    182,357  General Mills, Inc.                                                                        7,101
     42,937  Hershey Co.                                                                                4,602
     83,689  Hormel Foods Corp.                                                                         3,572
     34,807  J.M. Smucker Co.                                                                           3,254
     77,802  Kellogg Co.                                                                                4,436
    190,274  Kraft Heinz Co.                                                                            8,189
    244,136  Kroger Co.                                                                                 6,714
     44,575  Lamb Weston Holdings, Inc.                                                                 3,279
     37,302  McCormick & Co., Inc.                                                                      5,194
    444,917  Mondelez International, Inc. "A"                                                          17,810
    146,216  Sysco Corp.                                                                                9,162
     90,284  Tyson Foods, Inc. "A"                                                                      4,821
                                                                                                   ----------
                                                                                                       83,253
                                                                                                   ----------
             HEALTHCARE-PRODUCTS (3.8%)
    537,320  Abbott Laboratories                                                                       38,864
     13,795  ABIOMED, Inc.(a)                                                                           4,484

================================================================================

14  | USAA S&P 500 INDEX FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
     22,256  Align Technology, Inc.(a)                                                             $    4,661
    151,362  Baxter International, Inc.                                                                 9,963
     82,056  Becton, Dickinson & Co.                                                                   18,489
    423,341  Boston Scientific Corp.(a)                                                                14,961
     15,117  Cooper Companies, Inc.                                                                     3,847
    188,665  Danaher Corp.                                                                             19,455
     68,058  Dentsply Sirona, Inc.                                                                      2,532
     64,044  Edwards Lifesciences Corp.(a)                                                              9,810
     46,396  Henry Schein, Inc.(a)                                                                      3,643
     82,381  Hologic, Inc.(a)                                                                           3,386
     26,473  IDEXX Laboratories, Inc.(a)                                                                4,925
     34,938  Intuitive Surgical, Inc.(a)                                                               16,732
    410,865  Medtronic plc                                                                             37,372
     43,576  ResMed, Inc.                                                                               4,962
     95,006  Stryker Corp.                                                                             14,892
    123,176  Thermo Fisher Scientific, Inc.                                                            27,566
     27,883  Varian Medical Systems, Inc.(a)                                                            3,159
     62,453  Zimmer Biomet Holdings, Inc.                                                               6,478
                                                                                                   ----------
                                                                                                      250,181
                                                                                                   ----------
             HEALTHCARE-SERVICES (2.2%)
     79,164  Anthem, Inc.                                                                              20,791
     62,800  Centene Corp.(a)                                                                           7,241
     38,791  DaVita, Inc.(a)                                                                            1,996
     82,207  HCA Healthcare, Inc.                                                                      10,231
     42,007  Humana, Inc.                                                                              12,034
     48,470  Iqvia Holdings, Inc.(a)                                                                    5,631
     30,818  Laboratory Corp. of America Holdings(a)                                                    3,894
     41,760  Quest Diagnostics, Inc.                                                                    3,477
    294,322  UnitedHealth Group, Inc.                                                                  73,321
     26,202  Universal Health Services, Inc. "B"                                                        3,054
     15,256  WellCare Health Plans, Inc.(a)                                                             3,602
                                                                                                   ----------
                                                                                                      145,272
                                                                                                   ----------
             HOUSEHOLD PRODUCTS/WARES (0.4%)
     26,613  Avery Dennison Corp.                                                                       2,391
     75,310  Church & Dwight Co., Inc.                                                                  4,952
     39,061  Clorox Co.                                                                                 6,021
    105,882  Kimberly-Clark Corp.                                                                      12,064
                                                                                                   ----------
                                                                                                       25,428
                                                                                                   ----------
             PHARMACEUTICALS (6.7%)
    460,231  AbbVie, Inc.                                                                              42,429
     97,145  Allergan plc                                                                              12,984
     47,951  AmerisourceBergen Corp.                                                                    3,567
    499,385  Bristol-Myers Squibb Co.                                                                  25,958

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
     91,075  Cardinal Health, Inc.                                                                 $    4,062
    116,222  Cigna Corp.                                                                               22,073
    395,632  CVS Health Corp.                                                                          25,922
    288,461  Eli Lilly & Co.                                                                           33,381
    820,609  Johnson & Johnson                                                                        105,899
     59,748  McKesson Corp.                                                                             6,600
    795,640  Merck & Co., Inc.                                                                         60,795
    157,983  Mylan N.V.(a)                                                                              4,329
     52,502  Nektar Therapeutics(a)                                                                     1,726
     38,068  Perrigo Co. plc                                                                            1,475
  1,768,607  Pfizer, Inc.(b)                                                                           77,200
    147,007  Zoetis, Inc.                                                                              12,575
                                                                                                   ----------
                                                                                                      440,975
                                                                                                   ----------
             Total Consumer, Non-cyclical                                                           1,501,273
                                                                                                   ----------
             ENERGY (5.2%)
             -------------
             OIL & GAS (4.4%)
    154,329  Anadarko Petroleum Corp.                                                                   6,766
    115,527  Apache Corp.                                                                               3,033
    131,978  Cabot Oil & Gas Corp.                                                                      2,950
    584,683  Chevron Corp.                                                                             63,608
     29,335  Cimarex Energy Co.                                                                         1,808
     61,400  Concho Resources, Inc.(a)                                                                  6,311
    352,338  ConocoPhillips                                                                            21,968
    142,534  Devon Energy Corp.                                                                         3,213
     47,201  Diamondback Energy, Inc.                                                                   4,375
    177,469  EOG Resources, Inc.                                                                       15,477
  1,295,493  Exxon Mobil Corp.                                                                         88,340
     33,001  Helmerich & Payne, Inc.                                                                    1,582
     75,985  Hess Corp.                                                                                 3,077
     48,605  HollyFrontier Corp.                                                                        2,485
    254,418  Marathon Oil Corp.                                                                         3,648
    211,401  Marathon Petroleum Corp.                                                                  12,475
     59,982  Newfield Exploration Co.(a)                                                                  879
    147,588  Noble Energy, Inc.                                                                         2,769
    231,051  Occidental Petroleum Corp.                                                                14,182
    130,028  Phillips 66                                                                               11,202
     52,289  Pioneer Natural Resources Co.                                                              6,877
    129,817  Valero Energy Corp.                                                                        9,732
                                                                                                   ----------
                                                                                                      286,757
                                                                                                   ----------
             OIL & GAS SERVICES (0.5%)
    157,173  Baker Hughes, a GE Co.                                                                     3,379
    268,117  Halliburton Co.                                                                            7,127

================================================================================

16  | USAA S&P 500 INDEX FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
    116,828  National Oilwell Varco, Inc.                                                          $    3,002
    423,934  Schlumberger Ltd.                                                                         15,296
    130,847  TechnipFMC plc                                                                             2,562
                                                                                                   ----------
                                                                                                       31,366
                                                                                                   ----------
             PIPELINES (0.3%)
    580,811  Kinder Morgan, Inc.                                                                        8,933
    125,550  ONEOK, Inc.                                                                                6,773
    370,435  Williams Companies, Inc.                                                                   8,168
                                                                                                   ----------
                                                                                                       23,874
                                                                                                   ----------
             Total Energy                                                                             341,997
                                                                                                   ----------
             FINANCIAL (17.6%)
             -----------------
             BANKS (6.4%)
  2,792,761  Bank of America Corp.(b)                                                                  68,814
    278,308  Bank of New York Mellon Corp.                                                             13,100
    235,629  BB&T Corp.                                                                                10,207
    747,246  Citigroup, Inc.                                                                           38,902
    143,147  Citizens Financial Group, Inc.                                                             4,256
     49,225  Comerica, Inc.                                                                             3,381
    200,659  Fifth Third Bancorp                                                                        4,721
     50,110  First Republic Bank                                                                        4,354
    105,830  Goldman Sachs Group, Inc.                                                                 17,679
    325,033  Huntington Bancshares, Inc.                                                                3,874
  1,017,546  JPMorgan Chase & Co.(b)                                                                   99,333
    316,583  KeyCorp                                                                                    4,679
     42,973  M&T Bank Corp.                                                                             6,151
    399,888  Morgan Stanley                                                                            15,856
     67,978  Northern Trust Corp.(d)                                                                    5,682
    141,039  PNC Financial Services Group, Inc.                                                        16,489
    317,760  Regions Financial Corp.                                                                    4,252
    116,214  State Street Corp.                                                                         7,330
    137,499  SunTrust Banks, Inc.                                                                       6,935
     16,277  SVB Financial Group(a)                                                                     3,091
    464,936  U.S. Bancorp                                                                              21,248
  1,296,303  Wells Fargo & Co.                                                                         59,734
     58,390  Zions Bancorp                                                                              2,379
                                                                                                   ----------
                                                                                                      422,447
                                                                                                   ----------
             DIVERSIFIED FINANCIAL SERVICES (4.0%)
     16,050  Affiliated Managers Group, Inc.                                                            1,564
     14,225  Alliance Data Systems Corp.                                                                2,135
    214,359  American Express Co.                                                                      20,433
     42,624  Ameriprise Financial, Inc.                                                                 4,449

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
     37,153  BlackRock, Inc.                                                                       $   14,594
    144,880  Capital One Financial Corp.                                                               10,951
     34,338  CBOE Holdings, Inc.                                                                        3,359
    367,723  Charles Schwab Corp.                                                                      15,271
    109,476  CME Group, Inc.                                                                           20,595
    102,783  Discover Financial Services                                                                6,062
     77,622  E*trade Financial Corp.                                                                    3,406
     90,889  Franklin Resources, Inc.                                                                   2,696
    174,430  Intercontinental Exchange, Inc.                                                           13,140
    127,042  Invesco Ltd.                                                                               2,127
     85,869  Jefferies Financial Group, Inc.                                                            1,491
    278,044  Mastercard, Inc. "A"                                                                      52,453
     35,051  NASDAQ, Inc.                                                                               2,859
     39,445  Raymond James Financial, Inc.                                                              2,935
    202,256  Synchrony Financial                                                                        4,745
     73,573  T. Rowe Price Group, Inc.                                                                  6,792
    537,737  Visa, Inc. "A"                                                                            70,949
                                                                                                   ----------
                                                                                                      263,006
                                                                                                   ----------
             INSURANCE (4.2%)
    232,958  AFLAC, Inc.                                                                               10,614
    105,502  Allstate Corp.                                                                             8,718
    271,236  American International Group, Inc.                                                        10,689
     73,600  Aon plc                                                                                   10,698
     56,301  Arthur J. Gallagher & Co.                                                                  4,149
     15,859  Assurant, Inc.                                                                             1,418
    595,231  Berkshire Hathaway, Inc. "B"(a)                                                          121,534
     36,279  Brighthouse Financial, Inc.(a)                                                             1,106
    141,174  Chubb Ltd.                                                                                18,237
     46,331  Cincinnati Financial Corp.                                                                 3,587
     12,372  Everest Re Group Ltd.                                                                      2,694
    109,934  Hartford Financial Services Group, Inc.                                                    4,887
     65,108  Lincoln National Corp.                                                                     3,341
     84,198  Loews Corp.                                                                                3,833
    154,191  Marsh & McLennan Companies, Inc.                                                          12,297
    301,943  MetLife, Inc.                                                                             12,398
     80,402  Principal Financial Group, Inc.                                                            3,551
    178,456  Progressive Corp.                                                                         10,766
    126,350  Prudential Financial, Inc.                                                                10,304
     31,350  Torchmark Corp.                                                                            2,337
     81,123  Travelers Companies, Inc.                                                                  9,714
     66,790  Unum Group                                                                                 1,962
     39,670  Willis Towers Watson plc                                                                   6,024
                                                                                                   ----------
                                                                                                      274,858
                                                                                                   ----------

================================================================================

18  | USAA S&P 500 INDEX FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
             REAL ESTATE (0.1%)
     97,336  CBRE Group, Inc. "A"(a)                                                               $    3,897
                                                                                                   ----------
             REITS (2.9%)
     32,875  Alexandria Real Estate Equities, Inc.                                                      3,789
    134,785  American Tower Corp.                                                                      21,322
     47,304  Apartment Investment & Management Co. "A"                                                  2,076
     42,292  AvalonBay Communities, Inc.                                                                7,361
     47,253  Boston Properties, Inc.                                                                    5,318
    126,937  Crown Castle International Corp.                                                          13,789
     62,947  Digital Realty Trust, Inc.                                                                 6,707
    109,773  Duke Realty Corp.                                                                          2,843
     24,595  Equinix, Inc.                                                                              8,671
    112,633  Equity Residential                                                                         7,435
     20,296  Essex Property Trust, Inc.                                                                 4,977
     38,619  Extra Space Storage, Inc.                                                                  3,494
     22,625  Federal Realty Investment Trust                                                            2,671
    146,164  HCP, Inc.                                                                                  4,082
    227,894  Host Hotels & Resorts, Inc.                                                                3,799
     87,570  Iron Mountain, Inc.                                                                        2,838
    128,612  Kimco Realty Corp.                                                                         1,884
     32,545  Macerich Co.                                                                               1,409
     34,863  Mid-America Apartment Communities, Inc.                                                    3,336
    192,766  ProLogis, Inc.                                                                            11,319
     45,899  Public Storage                                                                             9,290
     90,315  Realty Income Corp.                                                                        5,693
     51,960  Regency Centers Corp.                                                                      3,049
     34,674  SBA Communications Corp.(a)                                                                5,613
     94,635  Simon Property Group, Inc.                                                                15,898
     26,179  SL Green Realty Corp.                                                                      2,070
     84,476  UDR, Inc.                                                                                  3,347
    109,017  Ventas, Inc.                                                                               6,387
     52,740  Vornado Realty Trust                                                                       3,272
    114,933  Welltower, Inc.                                                                            7,978
    228,998  Weyerhaeuser Co.                                                                           5,006
                                                                                                   ----------
                                                                                                      186,723
                                                                                                   ----------
             SAVINGS & LOANS (0.0%)
    116,176  People's United Financial, Inc.                                                            1,677
                                                                                                   ----------
             Total Financial                                                                        1,152,608
                                                                                                   ----------
             INDUSTRIAL (8.9%)
             -----------------
             AEROSPACE/DEFENSE (2.4%)
    131,616  Arconic, Inc.                                                                              2,219
    161,597  Boeing Co.                                                                                52,115

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
     85,189  General Dynamics Corp.                                                                $   13,393
     35,878  Harris Corp.                                                                               4,831
     24,019  L3 Technologies, Inc.                                                                      4,171
     75,716  Lockheed Martin Corp.                                                                     19,825
     53,163  Northrop Grumman Corp.                                                                    13,020
     86,999  Raytheon Co.                                                                              13,341
     14,853  TransDigm Group, Inc.(a)                                                                   5,051
    248,339  United Technologies Corp.                                                                 26,443
                                                                                                   ----------
                                                                                                      154,409
                                                                                                   ----------
             BUILDING MATERIALS (0.3%)
     43,128  Fortune Brands Home & Security, Inc.                                                       1,638
    283,395  Johnson Controls International plc                                                         8,403
     19,184  Martin Marietta Materials, Inc.                                                            3,297
     93,484  Masco Corp.                                                                                2,734
     40,479  Vulcan Materials Co.                                                                       3,999
                                                                                                   ----------
                                                                                                       20,071
                                                                                                   ----------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.2%)
     71,223  AMETEK, Inc.                                                                               4,822
    191,512  Emerson Electric Co.                                                                      11,443
                                                                                                   ----------
                                                                                                       16,265
                                                                                                   ----------
             ELECTRONICS (1.3%)
     97,364  Agilent Technologies, Inc.                                                                 6,568
     29,082  Allegion plc                                                                               2,318
     92,253  Amphenol Corp. "A"                                                                         7,474
    244,993  Corning, Inc.                                                                              7,401
     42,675  FLIR Systems, Inc.                                                                         1,858
     89,924  Fortive Corp.                                                                              6,084
     37,113  Garmin Ltd.                                                                                2,350
    226,520  Honeywell International, Inc.                                                             29,928
     57,057  Keysight Technologies, Inc.(a)                                                             3,542
      7,639  Mettler-Toledo International, Inc.(a)                                                      4,321
     34,038  PerkinElmer, Inc.                                                                          2,674
    104,994  TE Connectivity Ltd.                                                                       7,941
     23,260  Waters Corp.(a)                                                                            4,388
                                                                                                   ----------
                                                                                                       86,847
                                                                                                   ----------
             ENGINEERING & CONSTRUCTION (0.1%)
     43,336  Fluor Corp.                                                                                1,396
     36,355  Jacobs Engineering Group, Inc.                                                             2,125
                                                                                                   ----------
                                                                                                        3,521
                                                                                                   ----------

================================================================================

20  | USAA S&P 500 INDEX FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
             ENVIRONMENTAL CONTROL (0.3%)
     48,804  Pentair plc                                                                           $    1,844
     66,517  Republic Services, Inc.                                                                    4,795
    119,815  Waste Management, Inc.                                                                    10,662
                                                                                                   ----------
                                                                                                       17,301
                                                                                                   ----------
             HAND/MACHINE TOOLS (0.1%)
     17,125  Snap-on, Inc.                                                                              2,488
     46,210  Stanley Black & Decker, Inc.                                                               5,533
                                                                                                   ----------
                                                                                                        8,021
                                                                                                   ----------
             MACHINERY-CONSTRUCTION & MINING (0.3%)
    180,542  Caterpillar, Inc.                                                                         22,941
                                                                                                   ----------
             MACHINERY-DIVERSIFIED (0.7%)
     45,185  Cummins, Inc.                                                                              6,038
     98,419  Deere & Co.                                                                               14,681
     44,625  Dover Corp.                                                                                3,166
     40,342  Flowserve Corp.                                                                            1,534
     36,908  Rockwell Automation, Inc.                                                                  5,554
     31,647  Roper Technologies, Inc.                                                                   8,435
     55,076  Xylem, Inc.                                                                                3,675
                                                                                                   ----------
                                                                                                       43,083
                                                                                                   ----------
             MISCELLANEOUS MANUFACTURERS (1.4%)
    178,161  3M Co.                                                                                    33,947
     43,889  A.O. Smith Corp.                                                                           1,874
    132,545  Eaton Corp. plc                                                                            9,101
  2,661,375  General Electric Co.                                                                      20,147
     93,388  Illinois Tool Works, Inc.                                                                 11,831
     75,161  Ingersoll-Rand plc                                                                         6,857
     40,482  Parker-Hannifin Corp.                                                                      6,037
     74,366  Textron, Inc.                                                                              3,420
                                                                                                   ----------
                                                                                                       93,214
                                                                                                   ----------
             PACKAGING & CONTAINERS (0.2%)
    103,719  Ball Corp.                                                                                 4,769
     28,922  Packaging Corp. of America                                                                 2,414
     48,133  Sealed Air Corp.                                                                           1,677
     77,394  WestRock Co.                                                                               2,922
                                                                                                   ----------
                                                                                                       11,782
                                                                                                   ----------
             SHIPBUILDING (0.0%)
     13,199  Huntington Ingalls Industries, Inc.                                                        2,512
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
             TRANSPORTATION (1.6%)
     42,301  C.H. Robinson Worldwide, Inc.                                                         $    3,557
    245,430  CSX Corp.                                                                                 15,248
     52,770  Expeditors International of Washington, Inc.                                               3,593
     74,195  FedEx Corp.                                                                               11,970
     26,708  J.B. Hunt Transport Services, Inc.                                                         2,485
     31,177  Kansas City Southern                                                                       2,976
     83,314  Norfolk Southern Corp.                                                                    12,459
    225,420  Union Pacific Corp.                                                                       31,160
    212,650  United Parcel Service, Inc. "B"                                                           20,740
                                                                                                   ----------
                                                                                                      104,188
                                                                                                   ----------
             Total Industrial                                                                         584,155
                                                                                                   ----------
             TECHNOLOGY (15.5%)
             ------------------
             COMPUTERS (4.9%)
    194,957  Accenture plc "A"                                                                         27,491
  1,379,378  Apple, Inc.(b)                                                                           217,583
    177,204  Cognizant Technology Solutions Corp. "A"                                                  11,249
     85,817  DXC Technology Co.                                                                         4,563
     44,338  Fortinet, Inc.(a)                                                                          3,123
    435,324  Hewlett Packard Enterprise Co.                                                             5,751
    484,249  HP, Inc.                                                                                   9,908
    277,950  International Business Machines Corp.                                                     31,594
     77,076  NetApp, Inc.                                                                               4,599
     79,590  Seagate Technology plc                                                                     3,071
     88,785  Western Digital Corp.                                                                      3,282
                                                                                                   ----------
                                                                                                      322,214
                                                                                                   ----------
             OFFICE/BUSINESS EQUIPMENT (0.0%)
     63,109  Xerox Corp.                                                                                1,247
                                                                                                   ----------
             SEMICONDUCTORS (3.7%)
    269,123  Advanced Micro Devices, Inc.(a)                                                            4,968
    113,171  Analog Devices, Inc.                                                                       9,713
    300,801  Applied Materials, Inc.                                                                    9,848
    126,506  BROADCOM INC                                                                              32,168
  1,396,512  Intel Corp.                                                                               65,538
     10,795  IPG Photonics Corp.(a)                                                                     1,223
     46,740  KLA-Tencor Corp.                                                                           4,183
     47,491  Lam Research Corp.                                                                         6,467
     84,574  Maxim Integrated Products, Inc.                                                            4,301
     72,380  Microchip Technology, Inc.(c)                                                              5,205
    342,726  Micron Technology, Inc.(a)                                                                10,875
    186,650  NVIDIA Corp.                                                                              24,918

================================================================================

22  | USAA S&P 500 INDEX FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
     38,315  Qorvo, Inc.(a)                                                                        $    2,327
    370,922  QUALCOMM, Inc.                                                                            21,109
     54,338  Skyworks Solutions, Inc.                                                                   3,642
    293,943  Texas Instruments, Inc.                                                                   27,778
     77,456  Xilinx, Inc.                                                                               6,597
                                                                                                   ----------
                                                                                                      240,860
                                                                                                   ----------
             SOFTWARE (6.9%)
    233,458  Activision Blizzard, Inc.                                                                 10,872
    149,409  Adobe Systems, Inc.(a)                                                                    33,802
     49,865  Akamai Technologies, Inc.(a)                                                               3,046
     25,561  ANSYS, Inc.(a)                                                                             3,654
     67,009  Autodesk, Inc.(a)                                                                          8,618
     35,764  Broadridge Financial Solutions, Inc.                                                       3,442
     86,306  Cadence Design Systems, Inc.(a)                                                            3,753
    101,100  Cerner Corp.(a)                                                                            5,302
     39,318  Citrix Systems, Inc.                                                                       4,029
     92,629  Electronic Arts, Inc.(a)                                                                   7,309
    100,287  Fidelity National Information Services, Inc.                                              10,284
    121,990  Fiserv, Inc.(a)                                                                            8,965
     79,402  Intuit, Inc.                                                                              15,630
     23,504  Jack Henry & Associates, Inc.                                                              2,974
  2,364,845  Microsoft Corp.(b)                                                                       240,197
     26,861  MSCI INC                                                                                   3,960
    779,662  Oracle Corp.                                                                              35,202
     97,720  Paychex, Inc.                                                                              6,366
     54,051  Red Hat, Inc.(a)                                                                           9,494
    234,050  salesforce.com, Inc.(a)                                                                   32,058
     45,644  Synopsys, Inc.(a)                                                                          3,845
     34,906  Take-Two Interactive Software, Inc.(a)                                                     3,593
                                                                                                   ----------
                                                                                                      456,395
                                                                                                   ----------
             Total Technology                                                                       1,020,716
                                                                                                   ----------
             UTILITIES (3.3%)
             ----------------
             ELECTRIC (3.2%)
    202,629  AES Corp.                                                                                  2,930
     72,623  Alliant Energy Corp.                                                                       3,068
     74,583  Ameren Corp.                                                                               4,865
    150,860  American Electric Power Co., Inc.                                                         11,275
    153,423  CenterPoint Energy, Inc.                                                                   4,331
     86,858  CMS Energy Corp.                                                                           4,313
     95,040  Consolidated Edison, Inc.                                                                  7,267
    200,881  Dominion Energy, Inc.                                                                     14,355
     55,720  DTE Energy Co.                                                                             6,146

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
    218,078  Duke Energy Corp.                                                                     $   18,820
     99,706  Edison International                                                                       5,660
     55,401  Entergy Corp.                                                                              4,768
     80,574  Evergy, Inc.                                                                               4,574
     96,982  Eversource Energy                                                                          6,308
    295,837  Exelon Corp.                                                                              13,342
    148,726  FirstEnergy Corp.                                                                          5,585
    146,245  NextEra Energy, Inc.                                                                      25,420
     88,727  NRG Energy, Inc.                                                                           3,514
    159,305  PG&E Corp.(a)                                                                              3,784
     34,318  Pinnacle West Capital Corp.                                                                2,924
    220,317  PPL Corp.                                                                                  6,242
    154,447  Public Service Enterprise Group, Inc.                                                      8,039
     43,645  SCANA Corp.                                                                                2,085
     83,754  Sempra Energy                                                                              9,061
    314,748  Southern Co.                                                                              13,824
     96,638  WEC Energy Group, Inc.                                                                     6,693
    157,272  Xcel Energy, Inc.                                                                          7,749
                                                                                                   ----------
                                                                                                      206,942
                                                                                                   ----------
             GAS (0.0%)
    110,451  NiSource, Inc.                                                                             2,800
                                                                                                   ----------
             WATER (0.1%)
     55,349  American Water Works Co., Inc.                                                             5,024
                                                                                                   ----------
             Total Utilities                                                                          214,766
                                                                                                   ----------
             Total Common Stocks (Cost: $3,231,122)                                                 6,438,031
                                                                                                   ----------

             MONEY MARKET INSTRUMENTS (1.8%)

             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.6%)
107,118,552  Northern Institutional Funds - U.S. Government Portfolio, 2.22%(e),(f)                   107,119
                                                                                                   ----------

-------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                       COUPON
(000)                                                                         RATE     MATURITY
-------------------------------------------------------------------------------------------------------------
             U.S. TREASURY SECURITIES (0.2%)

             BILLS
$    12,955  U.S. Treasury Bill(g),(h)                                        2.03%     1/10/19        12,948
                                                                                                   ----------
             Total Money Market Instruments (Cost: $120,067)                                          120,067
                                                                                                   ----------

================================================================================

24  | USAA S&P 500 INDEX FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS PURCHASED WITH CASH
             COLLATERAL FROM SECURITIES LOANED (0.1%)

             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.1%)
    588,326  Goldman Sachs Financial Square Government Fund Institutional Class, 2.36%(e)          $      589
  6,465,320  Invesco Government & Agency Portfolio Institutional Class, 2.30%(e)                        6,465
                                                                                                   ----------
             Total Short-Term Investments Purchased With Cash Collateral From Securities
               Loaned (Cost: $7,054)                                                                    7,054
                                                                                                   ----------

             TOTAL INVESTMENTS (COST: $3,358,243)                                                  $6,565,152
                                                                                                   ==========

-------------------------------------------------------------------------------------------------------------
                                                                                                   UNREALIZED
                                                                     NOTIONAL        CONTRACT   APPRECIATION/
NUMBER OF                                           EXPIRATION        AMOUNT           VALUE   (DEPRECIATION)
CONTRACTS                                              DATE            (000)           (000)            (000)
-------------------------------------------------------------------------------------------------------------
             FUTURES (1.9%)

             LONG FUTURES

             EQUITY CONTRACTS
        999  E-mini S&P 500 Index Futures(i)          3/15/2019    130,336 USD       $125,135         $(5,201)
                                                                                     --------         -------

             TOTAL FUTURES                                                           $125,135         $(5,201)
                                                                                     ========         =======

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------------------
($ IN 000s)                                     VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------------
ASSETS                                                LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common stocks                                    $6,438,031          $     -               $-     $6,438,031

Money Market Instruments:
  Government & U.S. Treasury Money Market Funds       107,119                -                -        107,119
  U.S. Treasury Securities                                  -           12,948                -         12,948

Short-Term Investments Purchased With
  Cash Collateral From Securities Loaned:
  Government & U.S. Treasury Money Market Funds         7,054                -                -          7,054
--------------------------------------------------------------------------------------------------------------
Total                                              $6,552,204          $12,948               $-     $6,565,152
--------------------------------------------------------------------------------------------------------------

LIABILITIES                                           LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------------------
Futures(1)                                         $   (5,201)         $     -               $-     $   (5,201)
--------------------------------------------------------------------------------------------------------------
Total                                              $   (5,201)         $     -               $-     $   (5,201)
--------------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

At December 31, 2018, the Fund did not have any transfers into/out of Level 3.

================================================================================

26  | USAA S&P 500 INDEX FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    REITS Real estate investment trusts - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.

o   SPECIFIC NOTES

    (a) Non-income-producing security.

    (b) Security, or a portion thereof, is segregated to cover the value of open futures contracts at December 31, 2018.

    (c) The security, or a portion thereof, was out on loan as of December 31, 2018.

    (d) Northern Trust Corp. is the parent to Northern Trust Investments, Inc.
        (NTI), which is the subadviser of the Fund.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  27

================================================================================

    (e) Rate represents the money market fund annualized seven-day yield at December 31, 2018.

    (f) NTI is both the subadviser of the Fund and the adviser of the Northern Institutional Funds - U.S. Government Portfolio.

    (g) Rate represents an annualized yield at time of purchase, not a coupon rate.

    (h) Security with a value of $12,948,000 is segregated as collateral for initial margin requirements on open futures contracts.

    (i) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees.

See accompanying notes to financial statements.

================================================================================

28  | USAA S&P 500 INDEX FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

December 31, 2018

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (including securities
    on loan of $6,918) (cost of $3,358,243)                                                        $6,565,152
  Receivables:
    Capital shares sold                                                                                 5,018
    USAA Asset Management Company (Note 7)                                                                249
    USAA Transfer Agency Company (Note 7)                                                                  15
    Dividends and interest                                                                              7,695
    Securities sold                                                                                     1,944
    Other                                                                                                  17
  Variation margin on futures contracts                                                                   980
                                                                                                   ----------
      Total assets                                                                                  6,581,070
                                                                                                   ----------
LIABILITIES
  Payables:
    Upon return of securities loaned                                                                    7,054
    Securities purchased                                                                                4,354
    Capital shares redeemed                                                                             4,045
  Accrued management fees                                                                                 591
  Accrued administration and servicing fees                                                                11
  Accrued transfer agent's fees                                                                            98
  Other accrued expenses and payables                                                                     177
                                                                                                   ----------
      Total liabilities                                                                                16,330
                                                                                                   ----------
        Net assets applicable to capital shares outstanding                                        $6,564,740
                                                                                                   ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                                                  $3,351,929
  Distributable earnings                                                                            3,212,811
                                                                                                   ----------
        Net assets applicable to capital shares outstanding                                        $6,564,740
                                                                                                   ==========
  Net asset value, redemption price, and offering price per share:
    Member Shares (net assets of $2,957,995/83,975
      capital shares outstanding, no par value)                                                    $    35.22
                                                                                                   ==========
    Reward Shares (net assets of $3,606,745/102,356
      capital shares outstanding, no par value)                                                    $    35.24
                                                                                                   ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended December 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends                                                                                         $ 141,236
  Interest                                                                                              1,646
  Other (Note 7)                                                                                            5
  Securities lending (net)                                                                                116
                                                                                                    ---------
    Total income                                                                                      143,003
                                                                                                    ---------
EXPENSES
  Management fees                                                                                       7,152
  Administration and servicing fees:
    Member Shares                                                                                       1,964
    Reward Shares                                                                                       2,327
  Transfer agent's fees:
    Member Shares                                                                                       2,823
    Reward Shares                                                                                         328
  Custody and accounting fees:
    Member Shares                                                                                          36
    Reward Shares                                                                                          39
  Postage:
    Member Shares                                                                                         135
    Reward Shares                                                                                          16
  Shareholder reporting fees:
    Member Shares                                                                                          90
    Reward Shares                                                                                          13
  Trustees' fees                                                                                           33
  Registration fees:
    Member Shares                                                                                          83
    Reward Shares                                                                                         117
  Professional fees                                                                                       170
  Other                                                                                                   153
                                                                                                    ---------
      Total expenses                                                                                   15,479

================================================================================

30  | USAA S&P 500 INDEX FUND

================================================================================

  Expenses reimbursed:
    Member Shares                                                                                   $    (379)
    Reward Shares                                                                                      (1,093)
                                                                                                    ---------
      Net expenses                                                                                     14,007
                                                                                                    ---------
NET INVESTMENT INCOME                                                                                 128,996
                                                                                                    ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FUTURES CONTRACTS

  Net realized gain (loss) on:
    Investments                                                                                       103,477
    Futures transactions                                                                               (6,013)
  Change in net unrealized appreciation/(depreciation) of:
    Investments                                                                                      (535,048)
    Futures contracts                                                                                  (5,837)
                                                                                                    ---------
      Net realized and unrealized loss                                                               (443,421)
                                                                                                    ---------
  Decrease in net assets resulting from operations                                                  $(314,425)
                                                                                                    =========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended December 31,

--------------------------------------------------------------------------------

                                                                                           2018          2017
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                                              $  128,996    $  112,603
  Net realized gain (loss) on investments                                               103,477        (1,403)
  Net realized gain (loss) on futures transactions                                       (6,013)       14,449
  Change in net unrealized appreciation/(depreciation) of:
    Investments                                                                        (535,048)    1,123,674
    Futures contracts                                                                    (5,837)          863
                                                                                     ------------------------
    Increase (decrease) in net assets resulting from operations                        (314,425)    1,250,186
                                                                                     ------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM DISTRIBUTABLE EARNINGS:
  Member Shares                                                                         (88,990)      (54,407)
  Reward Shares                                                                        (110,893)      (60,181)
                                                                                     ------------------------
    Distributions to shareholders                                                      (199,883)     (114,588)
                                                                                     ------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
  Member Shares                                                                        (106,262)     (235,826)
  Reward Shares                                                                         263,209        49,033
                                                                                     ------------------------
    Total net increase (decrease) in net assets from
      capital share transactions                                                        156,947      (186,793)
                                                                                     ------------------------
  Capital contribution from USAA Transfer Agency
    Company (Note 7)                                                                         15             -
                                                                                     ------------------------
  Net increase (decrease) in net assets                                                (357,346)      948,805

NET ASSETS
  Beginning of year                                                                   6,922,086     5,973,281
                                                                                     ------------------------
  End of year                                                                        $6,564,740    $6,922,086
                                                                                     ========================

See accompanying notes to financial statements.

================================================================================

32  | USAA S&P 500 INDEX FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA S&P 500 Index Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund seeks to match, before fees and expenses, the performance of the stocks composing the S&P 500 Index. The S&P 500 Index emphasizes stocks of large U.S. companies. USAA Asset Management Company (the Manager), an affiliate of the Fund, has retained Northern Trust Investments, Inc. (NTI) to serve as subadviser for the Fund. NTI is responsible for investing the Fund's assets. Under normal market conditions, NTI attempts to achieve the Fund's objective by investing at least 80% of the Fund's assets in the common stocks of companies composing the S&P 500 Index.

The Fund consists of two classes of shares: Member Shares and Reward Shares. Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agency fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Reward Shares are currently offered for sale to qualified shareholders, USAA discretionary managed account program, and a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc. (Victory), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). The closing of the Transaction is expected to be completed during the second quarter of 2019, pending satisfaction of certain closing conditions and approvals, including certain approvals of the Fund's Board of Trustees and of the Fund's shareholders at a special shareholder meeting to be held in 2019. In connection with the Transaction, the index tracked by the Fund is being changed to a to a custom index published by Wilshire Associates, Inc. The new index, Victory US Large Cap 500 Index, is intended to be a comparable index in terms of market cap exposure, return, and risk profile to the existing S&P 500 Index. The name of the Fund will also change to "USAA 500 Index Fund." Additionally, the investment objective and principal investment strategies will change to reflect the change in index. Additionally, the Fund's subadviser, NTI, is expected to be terminated and the Fund managed internally.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges

================================================================================

34  | USAA S&P 500 INDEX FUND

================================================================================

        or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their net asset value (NAV) at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    3. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and ask price closest to the last reported sale price.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    6.  Repurchase agreements are valued at cost.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

================================================================================

36  | USAA S&P 500 INDEX FUND

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to, futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at December 31, 2018, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to cash flow and tracking error risk in the normal course of pursuing its investment objectives. The Fund may use stock index futures contracts in an attempt to reduce any performance discrepancies between the Fund and the S&P 500 Index. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF DECEMBER 31, 2018*
    (IN THOUSANDS)

                                                         LIABILITY DERIVATIVES
    --------------------------------------------------------------------------------------------------
                              STATEMENT OF
     DERIVATIVES NOT          ASSETS AND                                        FOREIGN
     ACCOUNTED FOR AS         LIABILITIES      INTEREST RATE     EQUITY         EXCHANGE
     HEDGING INSTRUMENTS      LOCATION           CONTRACTS      CONTRACTS      CONTRACTS        TOTAL
    --------------------------------------------------------------------------------------------------
     USAA S&P 500             Distributable         $-          $(5,201)**        $-          $(5,201)
       Index Fund             earnings

     *For open derivative instruments as of December 31, 2018, see the Portfolio of Investments.

    **Includes cumulative appreciation/(depreciation) of futures as reported on the Notes to Portfolio of Investments. Only the variation margin from the last business day of the reporting period is reported within the Statement of Assets and Liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2018 (IN THOUSANDS)

                                                        NET REALIZED GAIN (LOSS)
    --------------------------------------------------------------------------------------------------
     DERIVATIVES NOT          STATEMENT OF                                      FOREIGN
     ACCOUNTED FOR AS         OPERATIONS       INTEREST RATE     EQUITY         EXCHANGE
     HEDGING INSTRUMENTS      LOCATION           CONTRACTS      CONTRACTS      CONTRACTS        TOTAL
    --------------------------------------------------------------------------------------------------
     USAA S&P 500             Net realized          $-          $(6,013)          $-           $(6,013)
       Index Fund             loss on Futures
                              transactions

                                         NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    --------------------------------------------------------------------------------------------------
     DERIVATIVES NOT          STATEMENT OF                                      FOREIGN
     ACCOUNTED FOR AS         OPERATIONS       INTEREST RATE     EQUITY         EXCHANGE
     HEDGING INSTRUMENTS      LOCATION           CONTRACTS      CONTRACTS      CONTRACTS        TOTAL
    --------------------------------------------------------------------------------------------------
     USAA S&P 500             Change in             $-          $(5,837)          $-           $(5,837)
       Index Fund             net unrealized
                              appreciation/
                              (depreciation)
                              of Futures
                              contracts

================================================================================

38  | USAA S&P 500 INDEX FUND

================================================================================

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended December 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the year ended December 31, 2018, the Fund paid CAPCO facility fees of $56,000, which represents 8.6% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended December 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for non-REIT return of capital dividend, REIT return

================================================================================

40  | USAA S&P 500 INDEX FUND

================================================================================

of capital dividend, REIT capital gain dividend, equalization, and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income by $2,036,000, increase accumulated net realized gain on investments by $185,000, and increase in paid in capital by $1,851,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended December 31, 2018, and 2017, was as follows:

                                               2018                     2017
                                          --------------------------------------
Ordinary income*                          $133,314,000              $114,588,000
Long-term realized capital gain             66,569,000                         -
                                          ------------              ------------
  Total distributions paid                $199,883,000              $114,588,000
                                          ============              ============

As of December 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                    $    4,072,000
Undistributed long-term capital gains                                 22,152,000
Unrealized appreciation of investments                             3,186,587,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, REIT return of capital dividend, and non-REIT return of capital dividend adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At December 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

TAX BASIS OF INVESTMENTS - At December 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/ (depreciation) on investments are disclosed below:

-----------------------------------------------------------------------------------------
                                          GROSS             GROSS          NET UNREALIZED
                                        UNREALIZED        UNREALIZED        APPRECIATION/
FUND                   TAX COST        APPRECIATION      DEPRECIATION      (DEPRECIATION)
-----------------------------------------------------------------------------------------
USAA S&P 500
  Index Fund       $3,378,565,000     $3,399,653,000    $(213,066,000)     $3,186,587,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2018, were $287,339,000 and $283,664,000, respectively.

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

================================================================================

42  | USAA S&P 500 INDEX FUND

================================================================================

At December 31, 2018, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                 NON-CASH COLLATERAL                 CASH COLLATERAL
--------------------------------------------------------------------------------
  $6,918,000                         $-                            $7,054,000

(6) CAPITAL SHARE TRANSACTIONS

At December 31, 2018, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                          YEAR ENDED                  YEAR ENDED
                                      DECEMBER 31, 2018            DECEMBER 31, 2017
--------------------------------------------------------------------------------------
                                    SHARES        AMOUNT         SHARES        AMOUNT
                                   ---------------------------------------------------
MEMBER SHARES:
Shares sold                         14,167      $ 551,000        13,887      $ 481,857
Shares issued from reinvested
  dividends                          2,341         87,909         1,518         53,682
Shares redeemed                    (19,008)      (745,171)      (22,063)      (771,365)
                                   ---------------------------------------------------
Net decrease from
  capital share transactions        (2,500)     $(106,262)       (6,658)     $(235,826)
                                   ===================================================
REWARD SHARES:
Shares sold                         15,303      $ 600,865        17,379      $ 608,487
Shares issued from reinvested
  dividends                          2,831        106,388         1,634         57,877
Shares redeemed                    (11,444)      (444,044)      (17,974)      (617,331)
                                   ---------------------------------------------------
Net increase from capital share
  transactions                       6,690      $ 263,209         1,039      $  49,033
                                   ===================================================

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to a Management Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100%

of the Fund's assets, and the Manager could change the allocations without shareholder approval.

The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average daily net assets. For the year ended December 31, 2018, the Fund incurred management fees, paid or payable to the Manager, of $7,152,000.

SUBADVISORY ARRANGEMENT(S) - The Manager has entered into an Investment Subadvisory Agreement with NTI, under which NTI directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager). This arrangement provides for monthly fees that are paid by the Manager.

The Manager (not the Fund) pays NTI a subadvisory fee in an annual amount of 0.02% of the Fund's average daily net assets on amounts up to $1.5 billion; 0.01% of the Fund's average daily net assets for the next $1.5 billion; and 0.005% of the Fund's average daily net assets that exceed $3 billion. For the year ended December 31, 2018, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to NTI, of $658,000.

NTI has agreed to remit to the Fund all subadvisory fees earned on Fund assets invested in any of NTI's affiliated money market funds. For the year ended December 31, 2018, NTI remitted $5,000 to the Fund for the investments in the Northern Institutional Funds Money Market Portfolios.

NTI is a subsidiary of The Northern Trust Company, the Fund's custodian and accounting agent.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.06% of the Fund's average daily net assets for the fiscal year. For the year ended December 31, 2018, the Member Shares and Reward Shares

================================================================================

44  | USAA S&P 500 INDEX FUND

================================================================================

incurred administration and servicing fees, paid or payable to the Manager, of $1,964,000 and $2,327,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2018, the Fund reimbursed the Manager $67,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - The Manager agreed through April 30, 2019, to limit the total annual operating expenses of the Member Shares and the Reward Shares to 0.25% and 0.15%, respectively, of their average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of those amounts. This expense limitation arrangement may not be changed or terminated through April 30, 2019, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended December 31, 2018, the Fund incurred reimbursable expenses from the Manager for the Member Shares and the Reward Shares of $379,000 and $1,093,000, respectively, of which $249,000 was receivable from the Manager.

In addition, NTI has contractually agreed to reimburse the Fund for all license fees paid by the Fund to Standard & Poor's, in amounts not exceeding the annual rate of 0.001% of the average daily net assets of the Fund. For the year ended December 31, 2018, the Fund incurred reimbursable expenses from NTI for the Member Shares and the Reward Shares of $35,000 and $37,000, respectively.

TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $20 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended December 31, 2018, the Fund incurred transfer agent's fees, paid or payable to SAS for the Member Shares and Reward Shares, of $2,823,000 and $328,000, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

Additionally, the Fund's Reward Shares recorded a capital contribution and receivable from SAS of $15,000 at December 31, 2018, for adjustments related to corrections to certain shareholder transactions.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

ACCOUNT MAINTENANCE FEE - SAS assesses a $10 annual account maintenance fee to the Member Shares to allocate part of the fixed cost of maintaining shareholder accounts. This fee is charged directly to the shareholders' accounts and does not impact the Fund. The fee is waived on accounts with balances of $10,000 or more.

(8) TRANSACTIONS WITH AFFILIATES

The Fund's Reward Shares is one of 16 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual or semiannual reports may be viewed at USAA.COM. As of December 31, 2018, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                0.1
Cornerstone Equity                                                      0.4
Target Retirement Income                                                0.0*
Target Retirement 2020                                                  0.1
Target Retirement 2030                                                  0.5
Target Retirement 2040                                                  0.6
Target Retirement 2050                                                  0.4
Target Retirement 2060                                                  0.0*

*Represents less than 0.1%

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

================================================================================

46  | USAA S&P 500 INDEX FUND

================================================================================

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule on the Fund's financial statements and various filings.

(10) RECENTLY ADOPTED ACCOUNTING STANDARD

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of this ASU guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value and transfers between levels of the fair value hierarchy.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

FINANCIAL HIGHLIGHTS

MEMBER SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                          YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------
                                                       2018           2017           2016           2015           2014
                                                 ----------------------------------------------------------------------
Net asset value at beginning of period           $    38.00     $    31.81     $    29.18     $    29.41     $    26.39
                                                 ----------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                 .68            .59            .58            .56            .49
  Net realized and unrealized gain (loss)             (2.40)          6.21           2.80           (.24)          3.01
                                                 ----------------------------------------------------------------------
Total from investment operations                      (1.72)          6.80           3.38            .32           3.50
                                                 ----------------------------------------------------------------------
Less distributions from:
  Net investment income                                (.66)          (.59)          (.61)          (.52)          (.48)
  Realized capital gains                               (.40)          (.02)          (.14)          (.03)             -
                                                 ----------------------------------------------------------------------
Total distributions                                   (1.06)          (.61)          (.75)          (.55)          (.48)
                                                 ----------------------------------------------------------------------
Net asset value at end of period                 $    35.22     $    38.00     $    31.81     $    29.18     $    29.41
                                                 ======================================================================
Total return (%)*                                     (4.65)         21.53          11.70           1.13          13.38
Net assets at end of period (000)                $2,957,995     $3,285,829     $2,962,450     $2,777,361     $2,761,616
Ratios to average daily net assets:**
  Expenses (%)(a)                                       .25            .25            .25            .25            .25
  Expenses, excluding reimbursements (%)(a)             .26            .27            .28            .28            .28
  Net investment income (%)                            1.75           1.71           1.95           1.88           1.76
Portfolio turnover (%)                                    4              3              4              4              3

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period; does not reflect $10 annual account maintenance fee. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2018, average daily net assets were
    $3,273,636,000.
(a) Does not include acquired fund fees, if any.

================================================================================

48  | USAA S&P 500 INDEX FUND

================================================================================

REWARD SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                          YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------
                                                       2018           2017           2016           2015           2014
                                                 ----------------------------------------------------------------------
Net asset value at beginning of period           $    38.01     $    31.82     $    29.19     $    29.42     $    26.39
                                                 ----------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                 .71            .61            .60            .59            .51
  Net realized and unrealized gain (loss)             (2.38)          6.22           2.81           (.24)          3.03
                                                 ----------------------------------------------------------------------
Total from investment operations                      (1.67)          6.83           3.41            .35           3.54
                                                 ----------------------------------------------------------------------
Less distributions from:
  Net investment income                                (.70)          (.62)          (.64)          (.55)          (.51)
  Realized capital gains                               (.40)          (.02)          (.14)          (.03)             -
                                                 ----------------------------------------------------------------------
Total distributions                                   (1.10)          (.64)          (.78)          (.58)          (.51)
                                                 ----------------------------------------------------------------------
Net asset value at end of period                 $    35.24     $    38.01     $    31.82     $    29.19     $    29.42
                                                 ======================================================================
Total return (%)*                                     (4.53)         21.64          11.79           1.23          13.53
Net assets at end of period (000)                $3,606,745     $3,636,257     $3,010,831     $2,613,832     $2,306,656
Ratios to average daily net assets:**
  Expenses (%)(a)                                       .15            .15            .15            .15            .15
  Expenses, excluding reimbursements (%)(a)             .18            .18            .18            .18            .18
  Net investment income (%)                            1.85           1.81           2.04           1.99           1.86
Portfolio turnover (%)                                    4              3              4              4              3

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2018, average daily net assets were
    $3,877,979,000.
(a) Does not include acquired fund fees, if any.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  49

================================================================================

EXPENSE EXAMPLE

December 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as account maintenance fees, wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2018, through December 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Actual expenses in the table on the next page do not reflect the effect of the annual $10.00 account maintenance fee that is assessed on Member Share accounts with balances of less than $10,000, at a rate of $2.50 per quarter. To include the effect of this fee on the expenses that you paid, add $5.00 ($2.50 for two quarters) to your calculated estimated expenses. If you are currently assessed this fee, your ending account value reflects the quarterly deduction from your account.

================================================================================

50  | USAA S&P 500 INDEX FUND

================================================================================

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as account maintenance fees, wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                EXPENSES PAID
                                    BEGINNING              ENDING              DURING PERIOD*
                                  ACCOUNT VALUE         ACCOUNT VALUE           JULY 1, 2018 -
                                   JULY 1, 2018       DECEMBER 31, 2018       DECEMBER 31, 2018
                                  -------------------------------------------------------------
MEMBER SHARES
Actual                              $1,000.00            $  930.00                 $1.22

Hypothetical
  (5% return before expenses)        1,000.00             1,023.95                  1.28

REWARD SHARES
Actual                               1,000.00               930.70                  0.73

Hypothetical
  (5% return before expenses)        1,000.00             1,024.45                  0.77

*Expenses are equal to the Fund's annualized expense ratio of 0.25% for Member
 Shares and 0.15% for Reward Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (7.00)% for Member Shares and (6.93)% for Reward Shares for the six-month period of July 1, 2018, through December 31, 2018.

================================================================================

                                                           EXPENSE EXAMPLE |  51

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 53 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

52  | USAA S&P 500 INDEX FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman, USAA ETF Trust (06/17-present); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Trustee, USAA ETF Trust (06/17-present); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-present); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

54  | USAA S&P 500 INDEX FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-present); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-present); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-present); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

56  | USAA S&P 500 INDEX FUND

================================================================================

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-present); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-present); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

58  | USAA S&P 500 INDEX FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President, USAA ETF Trust (06/17-present); Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, USAA ETF Trust (06/17-present); Head of Equities, Equity Investments, AMCO (01/12-present).

KRISTEN MILLAN
Secretary
Born: April 1983
Year of Appointment: 2019

Senior Attorney, FASG General Counsel, USAA (09/17-present); Attorney, FASG General Counsel, USAA (06/13-09/17). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

SEBA KURIAN
Assistant Secretary
Born: December 1978
Year of Appointment: 2019

Secretary, USAA ETF Trust (09/17-present); Senior Attorney, USAA FASG Counsel (06/16-present); Senior Attorney, Invesco Ltd. (05/11-06/16). Ms. Kurian also serves as assistant secretary of ICORP and IMCO.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Treasurer, USAA ETF Trust (09/18-present); Executive Director, Investment and Financial Administration, USAA (04/12-present); Assistant Treasurer, USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Assistant Treasurer, USAA ETF Trust (09/18-present); Accounting/Financial Director, USAA (12/13-present); Senior Accounting Analyst, USAA (03/11-12/13).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Chief Compliance Officer, USAA ETF Trust (06/17-present); Assistant Vice President, Compliance-Investments, USAA (02/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-01/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

60  | USAA S&P 500 INDEX FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        The Northern Trust Company
ACCOUNTING AGENT                     50 S. LaSalle St.
                                     Chicago, Illinois 60603
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

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     USAA      We know what it means to serve.(R)

================================================================================
29237-0219                                   (C)2019, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                       [GRAPHIC OF USAA TARGET RETIREMENT FUNDS]

 ==============================================================

         ANNUAL REPORT
         USAA TARGET RETIREMENT FUNDS
         DECEMBER 31, 2018

 ==============================================================

         TARGET RETIREMENT INCOME FUND

         TARGET RETIREMENT 2020 FUND

         TARGET RETIREMENT 2030 FUND

         TARGET RETIREMENT 2040 FUND

         TARGET RETIREMENT 2050 FUND

         TARGET RETIREMENT 2060 FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

================================================================================

PRESIDENT'S MESSAGE

"LONG-TERM INVESTORS SHOULD MAKE DECISIONS
BASED ON THEIR LONG-TERM OBJECTIVES, TIME HORIZON, [PHOTO OF BROOKS ENGLEHARDT] AND RISK TOLERANCE. THEY SHOULD NEVER MAKE HASTY
PORTFOLIO DECISIONS BASED ON MARKET TURMOIL."

--------------------------------------------------------------------------------

FEBRUARY 2019

Volatility returned to the financial markets in a big way during 2018. Ultimately, 2018 turned out to be one of the most volatile years since the 2008 financial crisis, with nearly all equity markets recording negative returns. The turmoil began in early February 2018 when a surge in U.S. inflation suggested that the Federal Reserve (Fed) might increase its pace of interest rate increases. Global stocks broadly declined in response. Although emerging-markets stocks continued to trend down, developed-markets equities generally rebounded, and in spite of ongoing volatility, global equities posted new gains into the summer and early fall 2018. Market conditions grew more challenging in October 2018, as investors became concerned that the U.S. economic expansion might be losing steam. In this environment, worries about continued Fed interest rate increases, the U.S.-China trade dispute, and corporate earnings weakness drove a worldwide sell-off, led by U.S. stocks, which continued through the end of 2018.

Investors, who traditionally seek safe haven in fixed income securities during volatile times, found little relief in bonds during 2018. For most of 2018, longer-term yields climbed (and bond prices fell), as the Fed maintained its commitment to raising short-term interest rates. The situation improved slightly in November and December 2018 due to changing market expectations about the pace of Fed interest rate increases during 2019. In December 2018, Fed policymakers altered their forecast, decreasing the number of their projected 2019 interest rate increases from three to two. By year end 2018, longer-term yields had dropped from their period highs, which suggested that investors thought that the Fed might raise interest rates a single time or even remain on hold throughout 2019. The yield on the bellwether 10-year U.S. Treasury note started in January 2018 at 2.46%, reached 3.24% -- its high of the reporting period -- on November 8, 2018, and ended December 2018 at 2.69%.

================================================================================

================================================================================

Of course, it is difficult to predict what the Fed will do in 2019 or what the economic data will look like. At USAA Investments, we believe the U.S.
economy will continue expanding, though at a slower pace than in 2018. We see little chance of a recession in the next 12 months. As for stocks, we had said for some time that valuations were stretched. After the recent sell-off, valuations appear more reasonable. Market declines can present attractive opportunities to discerning investors; the new year may be a good time to add holdings that support your long-term investment plan.

In the coming months, shareholders can expect to hear a lot of media "noise" about the markets, Fed monetary policy, economic growth, and trade. The exaggerated language, such as that employed during the sell-off (the steep drop on December 24, 2018, and the historic one-day rally on December 26, 2018 are prime examples), are designed to provoke an emotional reaction. We believe that shareholders should focus on information that can provide the perspective they need to manage their investments. Long-term investors should make decisions based on their long-term objectives, time horizon, and risk tolerance. They should never make hasty portfolio decisions based on market turmoil.
One way to avoid the temptation to time the market is dollar-cost averaging, which is the strategy of investing a set amount on a regular basis.

Diversification is another good investment strategy, that can potentially protect a portfolio from market turbulence or shifts in performance leadership. The primary goal of diversification, after all, is long-term risk management. If you are uneasy about market risk in general or you want to evaluate current portfolio risk, please call USAA to speak with an advisor. They can help you review your investment plan and make sure you are properly diversified.

At USAA Investments, we are committed to helping you meet your financial objectives. Rest assured we will continue to monitor the financial markets, economic conditions, Fed monetary policy, and shifts in interest rates, as well as other matters that could potentially affect your investments.

On behalf of everyone here, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY ON THE FUND                                               1

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

   Distributions to Shareholders                                              24
   Report of Independent Registered
     Public Accounting Firm                                                   25
   Portfolio of Investments                                                   26
   Notes to Portfolio of Investments                                          38
   Financial Statements                                                       40
   Notes to Financial Statements                                              48
   Financial Highlights                                                       79

EXPENSE EXAMPLE                                                               85

TRUSTEES' AND OFFICERS' INFORMATION                                           88

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2019, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUNDS

          [PHOTO OF LANCE HUMPHREY]                    [PHOTO OF WASIF A. LATIF]

          LANCE HUMPHREY, CFA*                         WASIF A. LATIF
          USAA Asset                                   USAA Asset
          Management Company                           Management Company

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    The past year proved to be a very challenging time for the markets, with negative returns for nearly all segments of the equity and fixed-income categories. Each of the major asset classes was affected by a different set of circumstances, as outlined below:

    DOMESTIC EQUITIES: U.S. stock indexes generally declined in 2018, with the bellwether S&P 500 Index experiencing its largest downturn since 2008. Despite this end result, the investment backdrop was in fact quite favorable for most of the year. Through the end of September 2018, stocks were boosted by the combination of strong economic growth and better-than-expected corporate earnings. As a result, the S&P 500 Index touched a new record high late in the third calendar quarter of 2018.

    Market conditions changed swiftly in October 2018, however, as investors grew concerned that the U.S. Federal Reserve would need to raise interest rates in 2019 more aggressively than expected. Although these fears subsequently decreased, stocks continued to fall due to mounting evidence of slowing global growth, persistent uncertainty surrounding U.S. trade policy, and, late in the year, a government shutdown. The resulting fourth quarter 2018 loss, which was punctuated by one of the worst Decembers in history, pushed the major indexes into the red for the full year.

    *Effective June 2018, Lance Humphrey began co-managing the Fund.

================================================================================

                                          MANAGERS' COMMENTARY ON THE FUNDS |  1

================================================================================

    The growth style stocks generally outperformed value style stocks in 2018, although the latter started to make up some of its previous shortfall in the final three months of the year. Small-cap stocks lagged compared to large-cap stocks by a considerable margin, with the widest gap occurring in the fourth quarter 2018 sell-off.

    DEVELOPED-MARKET INTERNATIONAL EQUITIES: Foreign stocks posted losses and trailed the United States. Although the year began with optimism regarding the prospects for synchronized global growth, the international economies in fact experienced a meaningful slowdown. European equities were particularly hard hit due to the combination of sluggish economic conditions and the likelihood that the European Central Bank would start to withdraw monetary stimulus in 2019. A variety of political developments further pressured the region's markets, including the ongoing Brexit negotiations and Italy's expanding government debt burden. The weakness in foreign currencies against the U.S. dollar was an additional performance headwind for U.S.-based investors.

    EMERGING-MARKET EQUITIES: The emerging markets lagged their developed-market peers for much of 2018, reflecting investor concerns about economic turmoil in Turkey and Argentina, the impact of U.S. protectionism, and questions regarding the path of growth in China. However, emerging-market stocks--while suffering a loss in absolute terms--strongly outperformed both U.S. and developed-market international equities in the fourth-quarter 2018 sell-off.

    BONDS: Most segments of the bond market suffered losses in 2018. U.S. Treasury yields surged to their highest level in seven years in early October 2018 (indicating falling prices). Although U.S. Treasuries subsequently rallied in November and December 2018, they nonetheless closed in the red for the full year. The poor showing for government bonds fed through to other areas of the market and contributed to weakness for investment-grade corporate bonds. High-yield corporates, which are more sensitive to economic growth, earnings trends, and investor risk appetites, fell in December 2018 and finished the year in negative territory.

================================================================================

2  | USAA TARGET RETIREMENT FUNDS

================================================================================

o HOW DID THE USAA TARGET RETIREMENT FUNDS (THE FUNDS) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended December 31, 2018, the total returns for each of the Funds are shown below, along with the return of the relevant benchmark index:

                                                                    S&P TARGET
                                                   USAA FUND        DATE INDICES
USAA Target Retirement Income Fund                  -3.01%            -2.54%
USAA Target Retirement 2020 Fund                    -4.85%            -4.16%
USAA Target Retirement 2030 Fund                    -6.99%            -5.99%
USAA Target Retirement 2040 Fund                    -8.53%            -7.41%
USAA Target Retirement 2050 Fund                    -9.02%            -7.94%
USAA Target Retirement 2060 Fund                    -9.18%            -7.95%

    USAA Asset Management Company (the Manager) is the Funds' investment adviser. The Manager provides day-to-day discretionary management for the Fund's assets.

o   WHAT FACTORS HELPED AND HURT THE FUNDS' PERFORMANCE?

    Consistent with a time in which most segments of the financial markets experienced losses, all six of the Funds declined in value during 2018. The Funds performed as expected, with returns in between those of stocks and bonds. The larger declines for the longer-dated portfolios reflect the progressively higher weighting in equities as the target dates of the six Funds increase.

    The underlying drivers of the Funds' results mirrored the overall investment backdrop. The equity portfolio experienced a loss, with smaller declines for domestic equities versus the developed international and emerging markets. Holdings in investment-grade fixed income added

    Refer to page 6, 8, 10, 12, 14 and 16 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                          MANAGERS' COMMENTARY ON THE FUNDS |  3

================================================================================

    value in the aggregate, with positions in funds invested in short-term debt and government issues posting gains and outperforming the broader market. However, an allocation to high-yield bonds offset some of the benefit.

    The Funds also held a sizable allocation in the USAA Global Managed Volatility Fund, which seeks to participate in stocks' longer-term performance while managing the risk of short-term market downturns. Although the USAA Global Managed Volatility Fund finished 2018 with a negative return, its risk-managed strategy helped cushion some of the impact of falling stock prices in the fourth quarter of 2018.

    We maintained a steady approach in 2018. As always, we sought to provide broad exposure to the global markets, but we also overweighted (took larger relative positions) or underweighted (took lower relative positions) in certain asset classes based on valuations and fundamentals. We continued to tilt the portfolios toward the international markets--both developed and emerging--versus the United States. We believe this positioning is warranted from a longer-term standpoint due to the more attractive valuations and greater latitude for better-than-expected economic growth outside of the United States.

    Similarly, we maintained a diversified approach on the fixed income side, but we made a few notable moves in the second half of 2018. First, we reduced the Funds' allocation to high-yield bonds in the third quarter of 2018 after its yield advantage versus U.S. Treasuries moved close to all-time lows. This shift was well timed given the subsequent sell-off in high-yield bonds. We also chose to reduce the portfolios' weighting in investment-grade bonds in the latter part of the reporting period. We used the proceeds from both of these reductions to boost the Funds' allocation to government bonds, which we believe can help offset the risk of softening growth expectations. This indeed proved to be the case in the fourth quarter of 2018, and the Funds gained a modest performance benefit as a result.

    We continue to hold a cautious view regarding the outlook for the global markets. We believe the economic expansion has reached its later stages, which translates to higher risks from uncertainty surrounding

================================================================================

4  | USAA TARGET RETIREMENT FUNDS

================================================================================

    trade policy, corporate earnings prospects, and the geopolitical landscape. Amid this uncertain outlook, we remain true to our longstanding strategy of using fundamentals and valuations to construct portfolios designed to deliver favorable results over a full market cycle.

    Thank you for allowing us to help you manage your investments.

    The risks of the Funds reflect the risks of the underlying funds in which the Funds invest. The target date is the approximate date when investors plan to start withdrawing their money for retirement purposes. In general, the Funds' investment program assumes funds will start being withdrawn for retirement purposes at age 65. The principal value of the Funds is not guaranteed at any time, including at the target date. The Funds' objectives do not change over time. As you near your target retirement date, the Fund gets progressively more conservative by shifting the asset mix from stocks to bonds. There is no assurance that the Funds' objectives will be achieved. Each Fund is actively managed and the investment techniques and risk analyses used by the Funds' manager(s) may not produce the desired results.
    o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Diversification is a technique to help reduce risk. There is no absolute guarantee that diversification will protect against a loss of income. o As interest rates rise, existing bond prices generally fall;
    given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more creditworthy investment-grade securities.

================================================================================

                                          MANAGERS' COMMENTARY ON THE FUNDS |  5

================================================================================

INVESTMENT OVERVIEW

              o AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/18 o

-----------------------------------------------------------------------------------
                                           1 YEAR           5 YEAR          10 YEAR
-----------------------------------------------------------------------------------
USAA Target Retirement Income Fund         -3.01%            2.58%           6.45%
S&P Target Date Retirement Income Index*   -2.54%            3.06%           5.31%

*The S&P Target Date Index series reflects the market consensus on asset allocations across different target date horizons. Each index represents the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA TARGET RETIREMENT FUNDS

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                                  USAA TARGET                   S&P TARGET
                                   RETIREMENT                 DATE RETIREMENT
                                  INCOME FUND                   INCOME INDEX
12/31/2008                        $10,000.00                     $10,000.00
 1/31/2009                          9,656.00                       9,616.82
 2/28/2009                          9,301.00                       9,253.69
 3/31/2009                          9,708.00                       9,548.69
 4/30/2009                         10,197.00                       9,878.82
 5/31/2009                         10,817.00                      10,138.12
 6/30/2009                         10,928.00                      10,139.41
 7/31/2009                         11,458.00                      10,481.22
 8/31/2009                         11,735.00                      10,704.16
 9/30/2009                         12,090.00                      10,926.06
10/31/2009                         12,126.00                      10,840.60
11/30/2009                         12,418.00                      11,135.79
12/31/2009                         12,504.00                      11,137.26
 1/31/2010                         12,529.00                      11,049.79
 2/28/2010                         12,664.00                      11,167.86
 3/31/2010                         12,968.00                      11,411.86
 4/30/2010                         13,141.00                      11,537.22
 5/31/2010                         12,794.00                      11,275.97
 6/30/2010                         12,734.00                      11,202.53
 7/31/2010                         13,120.00                      11,544.44
 8/31/2010                         13,071.00                      11,456.58
 9/30/2010                         13,558.00                      11,824.95
10/31/2010                         13,784.00                      12,009.98
11/30/2010                         13,734.00                      11,914.76
12/31/2010                         13,961.00                      12,149.43
 1/31/2011                         14,037.00                      12,224.28
 2/28/2011                         14,215.00                      12,392.83
 3/31/2011                         14,297.00                      12,392.99
 4/30/2011                         14,604.00                      12,657.11
 5/31/2011                         14,617.00                      12,671.67
 6/30/2011                         14,502.00                      12,584.59
 7/31/2011                         14,528.00                      12,626.36
 8/31/2011                         14,232.00                      12,459.92
 9/30/2011                         13,767.00                      12,136.08
10/31/2011                         14,299.00                      12,601.28
11/30/2011                         14,235.00                      12,552.87
12/31/2011                         14,235.00                      12,632.69
 1/31/2012                         14,643.00                      12,898.63
 2/29/2012                         14,866.00                      13,076.25
 3/31/2012                         14,894.00                      13,119.52
 4/30/2012                         14,894.00                      13,148.05
 5/31/2012                         14,537.00                      12,892.21
 6/30/2012                         14,753.00                      13,083.13
 7/31/2012                         14,900.00                      13,210.37
 8/31/2012                         15,112.00                      13,325.79
 9/30/2012                         15,380.00                      13,450.89
10/31/2012                         15,406.00                      13,412.94
11/30/2012                         15,460.00                      13,503.41
12/31/2012                         15,586.00                      13,581.34
 1/31/2013                         15,735.00                      13,746.94
 2/28/2013                         15,776.00                      13,806.52
 3/31/2013                         15,908.00                      13,952.26
 4/30/2013                         15,990.00                      14,130.30
 5/31/2013                         15,936.00                      13,986.22
 6/30/2013                         15,554.00                      13,762.09
 7/31/2013                         15,869.00                      14,012.94
 8/31/2013                         15,719.00                      13,821.77
 9/30/2013                         16,015.00                      14,103.14
10/31/2013                         16,276.00                      14,330.54
11/30/2013                         16,373.00                      14,388.48
12/31/2013                         16,456.00                      14,433.83
 1/31/2014                         16,345.00                      14,382.50
 2/28/2014                         16,664.00                      14,631.11
 3/31/2014                         16,709.00                      14,641.51
 4/30/2014                         16,794.00                      14,731.62
 5/31/2014                         16,990.00                      14,919.42
 6/30/2014                         17,155.00                      15,015.90
 7/31/2014                         17,014.00                      14,892.10
 8/31/2014                         17,226.00                      15,110.87
 9/30/2014                         16,951.00                      14,912.46
10/31/2014                         17,036.00                      15,078.52
11/30/2014                         17,178.00                      15,189.56
12/31/2014                         17,009.00                      15,135.92
 1/31/2015                         17,009.00                      15,236.43
 2/28/2015                         17,325.00                      15,418.81
 3/31/2015                         17,230.00                      15,391.56
 4/30/2015                         17,374.00                      15,441.57
 5/31/2015                         17,403.00                      15,442.42
 6/30/2015                         17,156.00                      15,257.74
 7/31/2015                         17,185.00                      15,379.43
 8/31/2015                         16,750.00                      15,047.14
 9/30/2015                         16,582.00                      14,938.21
10/31/2015                         16,947.00                      15,280.70
11/30/2015                         16,874.00                      15,252.62
12/31/2015                         16,677.00                      15,108.65
 1/31/2016                         16,467.00                      14,972.17
 2/29/2016                         16,482.00                      15,027.99
 3/31/2016                         16,954.00                      15,438.61
 4/30/2016                         17,165.00                      15,517.36
 5/31/2016                         17,225.00                      15,564.17
 6/30/2016                         17,383.00                      15,725.93
 7/31/2016                         17,717.00                      15,945.93
 8/31/2016                         17,763.00                      15,951.26
 9/30/2016                         17,836.00                      15,986.24
10/31/2016                         17,699.00                      15,826.58
11/30/2016                         17,607.00                      15,740.69
12/31/2016                         17,738.00                      15,865.38
 1/31/2017                         17,940.00                      15,992.80
 2/28/2017                         18,126.00                      16,177.03
 3/31/2017                         18,179.00                      16,214.70
 4/30/2017                         18,335.00                      16,349.66
 5/31/2017                         18,522.00                      16,478.17
 6/30/2017                         18,544.00                      16,504.23
 7/31/2017                         18,748.00                      16,667.84
 8/31/2017                         18,810.00                      16,737.93
 9/30/2017                         18,906.00                      16,844.10
10/31/2017                         19,048.00                      16,965.67
11/30/2017                         19,127.00                      17,102.89
12/31/2017                         19,273.00                      17,220.58
 1/31/2018                         19,488.00                      17,426.46
 2/28/2018                         19,092.00                      17,122.49
 3/31/2018                         19,063.00                      17,082.77
 4/30/2018                         19,046.00                      17,084.22
 5/31/2018                         19,129.00                      17,207.36
 6/30/2018                         19,075.00                      17,201.78
 7/31/2018                         19,258.00                      17,367.68
 8/31/2018                         19,391.00                      17,505.64
 9/30/2018                         19,352.00                      17,468.26
10/31/2018                         18,818.00                      16,958.54
11/30/2018                         18,968.00                      17,099.48
12/31/2018                         18,694.00                      16,783.23

                                   [END CHART]

                      Data from 12/31/08 through 12/31/18.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Retirement Income Fund to the benchmark listed above (see page 6 for benchmark definition).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                 o AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/18 o

--------------------------------------------------------------------------------
                                       1 YEAR           5 YEAR           10 YEAR
--------------------------------------------------------------------------------
USAA Target Retirement 2020 Fund       -4.85%            3.09%            7.51%
S&P Target Date 2020 Index*            -4.16%            4.10%            7.86%

*The S&P Target Date Index series reflects the market consensus on asset allocations across different target date horizons. Each index represents the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

8  | USAA TARGET RETIREMENT FUNDS

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                                 S&P TARGET                    USAA TARGET
                              DATE 2020 INDEX              RETIREMENT 2020 FUND
12/31/2008                       $10,000.00                    $10,000.00
 1/31/2009                         9,379.22                      9,497.00
 2/28/2009                         8,793.53                      8,958.00
 3/31/2009                         9,235.31                      9,485.00
 4/30/2009                         9,835.38                     10,156.00
 5/31/2009                        10,280.67                     10,850.00
 6/30/2009                        10,263.79                     10,946.00
 7/31/2009                        10,877.20                     11,581.00
 8/31/2009                        11,211.98                     11,868.00
 9/30/2009                        11,571.06                     12,311.00
10/31/2009                        11,366.39                     12,311.00
11/30/2009                        11,840.09                     12,671.00
12/31/2009                        11,994.59                     12,812.00
 1/31/2010                        11,704.36                     12,750.00
 2/28/2010                        11,936.26                     12,923.00
 3/31/2010                        12,461.27                     13,330.00
 4/30/2010                        12,616.95                     13,540.00
 5/31/2010                        11,945.38                     13,022.00
 6/30/2010                        11,632.99                     12,898.00
 7/31/2010                        12,278.10                     13,380.00
 8/31/2010                        11,959.56                     13,256.00
 9/30/2010                        12,715.61                     13,898.00
10/31/2010                        13,052.55                     14,194.00
11/30/2010                        12,958.42                     14,133.00
12/31/2010                        13,545.60                     14,513.00
 1/31/2011                        13,709.96                     14,602.00
 2/28/2011                        14,045.80                     14,843.00
 3/31/2011                        14,053.78                     14,945.00
 4/30/2011                        14,451.82                     15,326.00
 5/31/2011                        14,367.53                     15,275.00
 6/30/2011                        14,194.71                     15,135.00
 7/31/2011                        14,064.76                     15,110.00
 8/31/2011                        13,519.17                     14,628.00
 9/30/2011                        12,717.05                     13,917.00
10/31/2011                        13,676.13                     14,716.00
11/30/2011                        13,579.74                     14,602.00
12/31/2011                        13,623.63                     14,588.00
 1/31/2012                        14,128.55                     15,113.00
 2/29/2012                        14,528.18                     15,428.00
 3/31/2012                        14,687.61                     15,494.00
 4/30/2012                        14,631.74                     15,467.00
 5/31/2012                        13,921.12                     14,929.00
 6/30/2012                        14,322.19                     15,231.00
 7/31/2012                        14,440.62                     15,375.00
 8/31/2012                        14,681.40                     15,625.00
 9/30/2012                        14,908.46                     15,966.00
10/31/2012                        14,820.94                     15,953.00
11/30/2012                        14,977.01                     16,045.00
12/31/2012                        15,187.95                     16,231.00
 1/31/2013                        15,607.86                     16,488.00
 2/28/2013                        15,674.53                     16,542.00
 3/31/2013                        15,975.46                     16,718.00
 4/30/2013                        16,263.71                     16,839.00
 5/31/2013                        16,210.10                     16,839.00
 6/30/2013                        15,930.80                     16,447.00
 7/31/2013                        16,441.41                     16,880.00
 8/31/2013                        16,110.53                     16,664.00
 9/30/2013                        16,638.61                     17,083.00
10/31/2013                        17,073.60                     17,448.00
11/30/2013                        17,239.97                     17,583.00
12/31/2013                        17,429.14                     17,717.00
 1/31/2014                        17,132.30                     17,465.00
 2/28/2014                        17,658.61                     17,928.00
 3/31/2014                        17,709.17                     17,984.00
 4/30/2014                        17,812.82                     18,082.00
 5/31/2014                        18,088.05                     18,321.00
 6/30/2014                        18,320.98                     18,545.00
 7/31/2014                        18,057.21                     18,335.00
 8/31/2014                        18,439.45                     18,615.00
 9/30/2014                        18,062.33                     18,236.00
10/31/2014                        18,343.80                     18,363.00
11/30/2014                        18,537.55                     18,545.00
12/31/2014                        18,416.89                     18,329.00
 1/31/2015                        18,386.92                     18,285.00
 2/28/2015                        18,930.63                     18,738.00
 3/31/2015                        18,848.11                     18,592.00
 4/30/2015                        18,980.62                     18,811.00
 5/31/2015                        19,043.76                     18,840.00
 6/30/2015                        18,745.45                     18,548.00
 7/31/2015                        18,939.06                     18,577.00
 8/31/2015                        18,206.50                     17,891.00
 9/30/2015                        17,907.55                     17,600.00
10/31/2015                        18,669.20                     18,256.00
11/30/2015                        18,660.59                     18,169.00
12/31/2015                        18,381.49                     17,888.00
 1/31/2016                        17,894.36                     17,436.00
 2/29/2016                        17,882.48                     17,420.00
 3/31/2016                        18,706.21                     18,115.00
 4/30/2016                        18,835.13                     18,356.00
 5/31/2016                        18,955.09                     18,447.00
 6/30/2016                        19,077.31                     18,568.00
 7/31/2016                        19,526.12                     19,051.00
 8/31/2016                        19,554.40                     19,126.00
 9/30/2016                        19,608.88                     19,202.00
10/31/2016                        19,319.41                     19,021.00
11/30/2016                        19,437.73                     19,051.00
12/31/2016                        19,708.83                     19,242.00
 1/31/2017                        19,974.14                     19,540.00
 2/28/2017                        20,326.62                     19,838.00
 3/31/2017                        20,433.32                     19,979.00
 4/30/2017                        20,646.67                     20,198.00
 5/31/2017                        20,878.83                     20,465.00
 6/30/2017                        20,953.74                     20,543.00
 7/31/2017                        21,235.35                     20,809.00
 8/31/2017                        21,293.16                     20,888.00
 9/30/2017                        21,542.05                     21,091.00
10/31/2017                        21,771.77                     21,326.00
11/30/2017                        22,048.24                     21,499.00
12/31/2017                        22,231.83                     21,688.00
 1/31/2018                        22,703.69                     22,160.00
 2/28/2018                        22,147.30                     21,553.00
 3/31/2018                        22,026.44                     21,452.00
 4/30/2018                        22,076.45                     21,468.00
 5/31/2018                        22,282.74                     21,553.00
 6/30/2018                        22,267.05                     21,468.00
 7/31/2018                        22,591.02                     21,789.00
 8/31/2018                        22,821.06                     21,941.00
 9/30/2018                        22,786.44                     21,924.00
10/31/2018                        21,830.63                     21,013.00
11/30/2018                        22,068.81                     21,232.00
12/31/2018                        21,307.28                     20,635.00

                                   [END CHART]

                      Data from 12/31/08 through 12/31/18.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Retirement 2020 Fund to the benchmark listed above (see page 8 for benchmark definition).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                 o AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/18 o

--------------------------------------------------------------------------------
                                       1 YEAR           5 YEAR           10 YEAR
--------------------------------------------------------------------------------
USAA Target Retirement 2030 Fund       -6.99%            3.37%            8.59%
S&P Target Date 2030 Index*            -5.99%            4.50%            8.96%

*The S&P Target Date Index series reflects the market consensus on asset allocations across different target date horizons. Each index represents the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

10  | USAA TARGET RETIREMENT FUNDS

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                                S&P TARGET                    USAA TARGET
                             DATE 2030 INDEX              RETIREMENT 2030 FUND
12/31/2008                     $10,000.00                     $10,000.00
 1/31/2009                       9,239.63                       9,452.00
 2/28/2009                       8,519.76                       8,879.00
 3/31/2009                       9,048.64                       9,414.00
 4/30/2009                       9,810.12                      10,140.00
 5/31/2009                      10,363.18                      10,879.00
 6/30/2009                      10,339.82                      10,955.00
 7/31/2009                      11,067.20                      11,694.00
 8/31/2009                      11,445.78                      12,025.00
 9/30/2009                      11,859.61                      12,548.00
10/31/2009                      11,603.75                      12,471.00
11/30/2009                      12,148.57                      12,930.00
12/31/2009                      12,370.34                      13,168.00
 1/31/2010                      11,993.65                      12,947.00
 2/28/2010                      12,273.77                      13,168.00
 3/31/2010                      12,926.29                      13,755.00
 4/30/2010                      13,091.95                      13,977.00
 5/31/2010                      12,223.29                      13,207.00
 6/30/2010                      11,797.04                      12,973.00
 7/31/2010                      12,584.62                      13,625.00
 8/31/2010                      12,155.38                      13,364.00
 9/30/2010                      13,091.08                      14,290.00
10/31/2010                      13,500.18                      14,681.00
11/30/2010                      13,406.21                      14,603.00
12/31/2010                      14,166.03                      15,189.00
 1/31/2011                      14,372.27                      15,282.00
 2/28/2011                      14,790.19                      15,603.00
 3/31/2011                      14,805.95                      15,736.00
 4/30/2011                      15,268.32                      16,257.00
 5/31/2011                      15,128.99                      16,110.00
 6/30/2011                      14,912.52                      15,923.00
 7/31/2011                      14,685.77                      15,817.00
 8/31/2011                      13,939.89                      15,109.00
 9/30/2011                      12,909.63                      14,093.00
10/31/2011                      14,094.76                      15,202.00
11/30/2011                      13,977.92                      15,055.00
12/31/2011                      14,000.14                      15,012.00
 1/31/2012                      14,616.42                      15,699.00
 2/29/2012                      15,129.64                      16,152.00
 3/31/2012                      15,351.19                      16,276.00
 4/30/2012                      15,246.41                      16,180.00
 5/31/2012                      14,302.68                      15,355.00
 6/30/2012                      14,815.59                      15,795.00
 7/31/2012                      14,925.00                      15,932.00
 8/31/2012                      15,232.84                      16,248.00
 9/30/2012                      15,517.07                      16,660.00
10/31/2012                      15,403.10                      16,592.00
11/30/2012                      15,595.27                      16,715.00
12/31/2012                      15,880.32                      16,988.00
 1/31/2013                      16,440.91                      17,411.00
 2/28/2013                      16,508.55                      17,454.00
 3/31/2013                      16,894.52                      17,694.00
 4/30/2013                      17,241.22                      17,835.00
 5/31/2013                      17,246.49                      17,920.00
 6/30/2013                      16,941.94                      17,482.00
 7/31/2013                      17,605.41                      18,103.00
 8/31/2013                      17,208.34                      17,793.00
 9/30/2013                      17,865.68                      18,386.00
10/31/2013                      18,410.70                      18,894.00
11/30/2013                      18,642.30                      19,106.00
12/31/2013                      18,919.57                      19,317.00
 1/31/2014                      18,463.23                      18,847.00
 2/28/2014                      19,153.75                      19,494.00
 3/31/2014                      19,227.98                      19,567.00
 4/30/2014                      19,336.83                      19,656.00
 5/31/2014                      19,655.70                      19,979.00
 6/30/2014                      19,972.17                      20,303.00
 7/31/2014                      19,619.22                      19,965.00
 8/31/2014                      20,090.43                      20,362.00
 9/30/2014                      19,602.30                      19,818.00
10/31/2014                      19,937.10                      19,979.00
11/30/2014                      20,163.73                      20,274.00
12/31/2014                      19,985.71                      19,981.00
 1/31/2015                      19,858.19                      19,843.00
 2/28/2015                      20,625.61                      20,547.00
 3/31/2015                      20,500.39                      20,318.00
 4/30/2015                      20,699.94                      20,655.00
 5/31/2015                      20,798.32                      20,716.00
 6/30/2015                      20,435.70                      20,302.00
 7/31/2015                      20,666.56                      20,364.00
 8/31/2015                      19,691.16                      19,384.00
 9/30/2015                      19,274.32                      18,955.00
10/31/2015                      20,284.03                      19,874.00
11/30/2015                      20,288.89                      19,782.00
12/31/2015                      19,925.85                      19,420.00
 1/31/2016                      19,223.19                      18,712.00
 2/29/2016                      19,167.90                      18,665.00
 3/31/2016                      20,228.57                      19,609.00
 4/30/2016                      20,388.12                      19,892.00
 5/31/2016                      20,549.95                      19,987.00
 6/30/2016                      20,636.82                      20,097.00
 7/31/2016                      21,223.72                      20,758.00
 8/31/2016                      21,268.74                      20,852.00
 9/30/2016                      21,335.72                      20,947.00
10/31/2016                      20,971.94                      20,679.00
11/30/2016                      21,229.91                      20,837.00
12/31/2016                      21,588.88                      21,110.00
 1/31/2017                      21,941.24                      21,535.00
 2/28/2017                      22,396.63                      21,928.00
 3/31/2017                      22,549.43                      22,108.00
 4/30/2017                      22,808.79                      22,387.00
 5/31/2017                      23,104.01                      22,714.00
 6/30/2017                      23,227.20                      22,829.00
 7/31/2017                      23,628.05                      23,206.00
 8/31/2017                      23,663.48                      23,271.00
 9/30/2017                      24,064.01                      23,615.00
10/31/2017                      24,412.68                      23,959.00
11/30/2017                      24,834.10                      24,270.00
12/31/2017                      25,083.85                      24,513.00
 1/31/2018                      25,881.68                      25,292.00
 2/28/2018                      25,075.18                      24,407.00
 3/31/2018                      24,846.40                      24,229.00
 4/30/2018                      24,959.14                      24,283.00
 5/31/2018                      25,232.49                      24,371.00
 6/30/2018                      25,194.16                      24,247.00
 7/31/2018                      25,695.51                      24,725.00
 8/31/2018                      26,003.58                      24,885.00
 9/30/2018                      25,987.39                      24,902.00
10/31/2018                      24,532.76                      23,539.00
11/30/2018                      24,865.95                      23,822.00
12/31/2018                      23,580.82                      22,799.00

                                   [END CHART]

                      Data from 12/31/08 through 12/31/18.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Retirement 2030 Fund to the benchmark listed above (see page 10 for benchmark definition).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                 o AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/18 o

--------------------------------------------------------------------------------
                                         1 YEAR          5 YEAR          10 YEAR
--------------------------------------------------------------------------------
USAA Target Retirement 2040 Fund         -8.53%           3.45%           8.99%
S&P Target Date 2040 Index*              -7.41%           4.82%           9.68%

*The S&P Target Date Index series reflects the market consensus on asset allocations across different target date horizons. Each index represents the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

12  | USAA TARGET RETIREMENT FUNDS

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                                S&P TARGET                    USAA TARGET
                             DATE 2040 INDEX              RETIREMENT 2040 FUND
12/31/2008                     $10,000.00                     $10,000.00
 1/31/2009                       9,155.69                       9,362.00
 2/28/2009                       8,348.33                       8,684.00
 3/31/2009                       8,948.45                       9,294.00
 4/30/2009                       9,807.92                      10,068.00
 5/31/2009                      10,437.05                      10,828.00
 6/30/2009                      10,411.19                      10,828.00
 7/31/2009                      11,197.65                      11,682.00
 8/31/2009                      11,594.73                      12,008.00
 9/30/2009                      12,037.47                      12,592.00
10/31/2009                      11,754.72                      12,402.00
11/30/2009                      12,336.78                      12,972.00
12/31/2009                      12,596.77                      13,271.00
 1/31/2010                      12,172.88                      12,884.00
 2/28/2010                      12,476.01                      13,160.00
 3/31/2010                      13,198.13                      13,879.00
 4/30/2010                      13,368.76                      14,100.00
 5/31/2010                      12,385.15                      13,105.00
 6/30/2010                      11,891.33                      12,745.00
 7/31/2010                      12,764.66                      13,533.00
 8/31/2010                      12,268.77                      13,119.00
 9/30/2010                      13,311.81                      14,280.00
10/31/2010                      13,764.40                      14,750.00
11/30/2010                      13,668.75                      14,653.00
12/31/2010                      14,533.81                      15,473.00
 1/31/2011                      14,762.01                      15,529.00
 2/28/2011                      15,227.95                      15,937.00
 3/31/2011                      15,252.99                      16,091.00
 4/30/2011                      15,753.25                      16,710.00
 5/31/2011                      15,576.27                      16,471.00
 6/30/2011                      15,337.56                      16,232.00
 7/31/2011                      15,057.94                      16,007.00
 8/31/2011                      14,189.91                      15,065.00
 9/30/2011                      13,026.76                      13,801.00
10/31/2011                      14,340.73                      15,164.00
11/30/2011                      14,215.79                      14,995.00
12/31/2011                      14,218.41                      14,893.00
 1/31/2012                      14,902.41                      15,696.00
 2/29/2012                      15,478.71                      16,242.00
 3/31/2012                      15,736.31                      16,414.00
 4/30/2012                      15,603.42                      16,256.00
 5/31/2012                      14,525.55                      15,194.00
 6/30/2012                      15,109.13                      15,711.00
 7/31/2012                      15,212.21                      15,811.00
 8/31/2012                      15,562.10                      16,170.00
 9/30/2012                      15,885.30                      16,643.00
10/31/2012                      15,757.20                      16,500.00
11/30/2012                      15,974.04                      16,658.00
12/31/2012                      16,307.51                      17,011.00
 1/31/2013                      16,959.32                      17,554.00
 2/28/2013                      17,023.88                      17,598.00
 3/31/2013                      17,463.91                      17,892.00
 4/30/2013                      17,848.69                      18,053.00
 5/31/2013                      17,885.18                      18,215.00
 6/30/2013                      17,561.62                      17,745.00
 7/31/2013                      18,337.07                      18,508.00
 8/31/2013                      17,885.95                      18,141.00
 9/30/2013                      18,648.64                      18,860.00
10/31/2013                      19,280.12                      19,447.00
11/30/2013                      19,564.36                      19,697.00
12/31/2013                      19,911.04                      19,965.00
 1/31/2014                      19,322.69                      19,335.00
 2/28/2014                      20,136.87                      20,104.00
 3/31/2014                      20,230.61                      20,181.00
 4/30/2014                      20,342.07                      20,258.00
 5/31/2014                      20,694.75                      20,611.00
 6/30/2014                      21,075.99                      20,995.00
 7/31/2014                      20,657.10                      20,580.00
 8/31/2014                      21,196.61                      21,057.00
 9/30/2014                      20,624.22                      20,396.00
10/31/2014                      21,002.77                      20,565.00
11/30/2014                      21,260.83                      20,918.00
12/31/2014                      21,044.78                      20,595.00
 1/31/2015                      20,841.31                      20,371.00
 2/28/2015                      21,785.28                      21,250.00
 3/31/2015                      21,630.19                      20,963.00
 4/30/2015                      21,877.57                      21,362.00
 5/31/2015                      22,006.15                      21,442.00
 6/30/2015                      21,593.99                      21,011.00
 7/31/2015                      21,851.43                      21,075.00
 8/31/2015                      20,681.30                      19,924.00
 9/30/2015                      20,169.46                      19,397.00
10/31/2015                      21,374.10                      20,515.00
11/30/2015                      21,390.40                      20,451.00
12/31/2015                      20,959.94                      20,037.00
 1/31/2016                      20,085.36                      19,153.00
 2/29/2016                      19,992.54                      19,071.00
 3/31/2016                      21,236.56                      20,136.00
 4/30/2016                      21,419.83                      20,414.00
 5/31/2016                      21,613.04                      20,545.00
 6/30/2016                      21,663.46                      20,578.00
 7/31/2016                      22,363.66                      21,348.00
 8/31/2016                      22,424.05                      21,446.00
 9/30/2016                      22,500.95                      21,561.00
10/31/2016                      22,078.77                      21,250.00
11/30/2016                      22,462.80                      21,512.00
12/31/2016                      22,893.92                      21,835.00
 1/31/2017                      23,319.52                      22,312.00
 2/28/2017                      23,860.81                      22,772.00
 3/31/2017                      24,053.72                      22,976.00
 4/30/2017                      24,349.65                      23,300.00
 5/31/2017                      24,696.99                      23,674.00
 6/30/2017                      24,862.31                      23,794.00
 7/31/2017                      25,363.40                      24,253.00
 8/31/2017                      25,375.36                      24,305.00
 9/30/2017                      25,908.96                      24,747.00
10/31/2017                      26,360.40                      25,173.00
11/30/2017                      26,907.69                      25,582.00
12/31/2017                      27,213.02                      25,866.00
 1/31/2018                      28,303.17                      26,900.00
 2/28/2018                      27,280.71                      25,811.00
 3/31/2018                      26,956.21                      25,557.00
 4/30/2018                      27,128.45                      25,648.00
 5/31/2018                      27,457.75                      25,757.00
 6/30/2018                      27,397.50                      25,575.00
 7/31/2018                      28,049.57                      26,174.00
 8/31/2018                      28,415.88                      26,374.00
 9/30/2018                      28,416.65                      26,410.00
10/31/2018                      26,525.22                      24,668.00
11/30/2018                      26,937.51                      25,031.00
12/31/2018                      25,197.53                      23,659.00

                                   [END CHART]

                      Data from 12/31/08 through 12/31/18.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Retirement 2040 Fund to the benchmark listed above (see page 12 for benchmark definition).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                 o AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/18 o

--------------------------------------------------------------------------------
                                       1 YEAR           5 YEAR           10 YEAR
--------------------------------------------------------------------------------
USAA Target Retirement 2050 Fund       -9.02%            3.53%            9.00%
S&P Target Date 2050 Index*            -7.94%            5.01%           10.02%

*The S&P Target Date Index series reflects the market consensus on asset allocations across different target date horizons. Each index represents the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

14  | USAA TARGET RETIREMENT FUNDS

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                                S&P TARGET                    USAA TARGET
                             DATE 2050 INDEX              RETIREMENT 2050 FUND
12/31/2008                     $10,000.00                     $10,000.00
 1/31/2009                       9,123.83                       9,208.00
 2/28/2009                       8,280.40                       8,416.00
 3/31/2009                       8,904.62                       9,123.00
 4/30/2009                       9,803.72                       9,929.00
 5/31/2009                      10,457.43                      10,693.00
 6/30/2009                      10,432.14                      10,608.00
 7/31/2009                      11,228.71                      11,528.00
 8/31/2009                      11,626.50                      11,853.00
 9/30/2009                      12,073.92                      12,447.00
10/31/2009                      11,786.60                      12,164.00
11/30/2009                      12,373.78                      12,829.00
12/31/2009                      12,639.88                      13,184.00
 1/31/2010                      12,208.97                      12,626.00
 2/28/2010                      12,515.34                      12,955.00
 3/31/2010                      13,248.22                      13,757.00
 4/30/2010                      13,418.84                      13,957.00
 5/31/2010                      12,415.51                      12,826.00
 6/30/2010                      11,908.63                      12,368.00
 7/31/2010                      12,802.61                      13,242.00
 8/31/2010                      12,292.73                      12,726.00
 9/30/2010                      13,360.62                      14,043.00
10/31/2010                      13,823.37                      14,544.00
11/30/2010                      13,725.21                      14,458.00
12/31/2010                      14,613.82                      15,386.00
 1/31/2011                      14,844.47                      15,429.00
 2/28/2011                      15,320.06                      15,848.00
 3/31/2011                      15,349.79                      16,022.00
 4/30/2011                      15,859.53                      16,686.00
 5/31/2011                      15,673.28                      16,383.00
 6/30/2011                      15,426.18                      16,123.00
 7/31/2011                      15,118.20                      15,834.00
 8/31/2011                      14,192.68                      14,794.00
 9/30/2011                      12,972.60                      13,436.00
10/31/2011                      14,333.76                      14,924.00
11/30/2011                      14,208.32                      14,736.00
12/31/2011                      14,193.82                      14,575.00
 1/31/2012                      14,903.82                      15,453.00
 2/29/2012                      15,504.56                      16,068.00
 3/31/2012                      15,779.37                      16,287.00
 4/30/2012                      15,630.11                      16,068.00
 5/31/2012                      14,492.91                      14,809.00
 6/30/2012                      15,117.47                      15,409.00
 7/31/2012                      15,212.74                      15,468.00
 8/31/2012                      15,586.04                      15,848.00
 9/30/2012                      15,932.62                      16,375.00
10/31/2012                      15,797.69                      16,214.00
11/30/2012                      16,028.77                      16,390.00
12/31/2012                      16,392.95                      16,757.00
 1/31/2013                      17,096.55                      17,323.00
 2/28/2013                      17,155.21                      17,368.00
 3/31/2013                      17,623.36                      17,666.00
 4/30/2013                      18,028.64                      17,830.00
 5/31/2013                      18,085.91                      18,008.00
 6/30/2013                      17,751.56                      17,532.00
 7/31/2013                      18,598.85                      18,321.00
 8/31/2013                      18,113.89                      17,934.00
 9/30/2013                      18,948.87                      18,723.00
10/31/2013                      19,633.82                      19,334.00
11/30/2013                      19,953.89                      19,617.00
12/31/2013                      20,349.18                      19,910.00
 1/31/2014                      19,658.58                      19,167.00
 2/28/2014                      20,554.25                      20,003.00
 3/31/2014                      20,662.39                      20,080.00
 4/30/2014                      20,775.61                      20,142.00
 5/31/2014                      21,148.87                      20,514.00
 6/30/2014                      21,571.44                      20,932.00
 7/31/2014                      21,117.89                      20,467.00
 8/31/2014                      21,691.97                      20,978.00
 9/30/2014                      21,065.56                      20,266.00
10/31/2014                      21,467.97                      20,483.00
11/30/2014                      21,747.90                      20,870.00
12/31/2014                      21,506.08                      20,510.00
 1/31/2015                      21,251.63                      20,238.00
 2/28/2015                      22,305.40                      21,199.00
 3/31/2015                      22,132.57                      20,895.00
 4/30/2015                      22,412.30                      21,327.00
 5/31/2015                      22,558.07                      21,423.00
 6/30/2015                      22,118.02                      20,975.00
 7/31/2015                      22,392.13                      21,055.00
 8/31/2015                      21,091.11                      19,870.00
 9/30/2015                      20,520.19                      19,326.00
10/31/2015                      21,847.65                      20,478.00
11/30/2015                      21,879.04                      20,414.00
12/31/2015                      21,406.00                      20,002.00
 1/31/2016                      20,418.32                      19,082.00
 2/29/2016                      20,296.71                      19,000.00
 3/31/2016                      21,657.76                      20,084.00
 4/30/2016                      21,848.51                      20,346.00
 5/31/2016                      22,059.35                      20,461.00
 6/30/2016                      22,077.25                      20,494.00
 7/31/2016                      22,851.55                      21,282.00
 8/31/2016                      22,916.45                      21,381.00
 9/30/2016                      22,998.50                      21,480.00
10/31/2016                      22,542.16                      21,167.00
11/30/2016                      23,018.03                      21,480.00
12/31/2016                      23,490.58                      21,806.00
 1/31/2017                      23,966.99                      22,301.00
 2/28/2017                      24,562.86                      22,779.00
 3/31/2017                      24,785.53                      23,000.00
 4/30/2017                      25,102.68                      23,325.00
 5/31/2017                      25,480.75                      23,717.00
 6/30/2017                      25,662.38                      23,853.00
 7/31/2017                      26,206.41                      24,331.00
 8/31/2017                      26,211.16                      24,382.00
 9/30/2017                      26,800.23                      24,860.00
10/31/2017                      27,296.47                      25,304.00
11/30/2017                      27,899.52                      25,730.00
12/31/2017                      28,230.41                      26,033.00
 1/31/2018                      29,446.82                      27,150.00
 2/28/2018                      28,328.95                      25,997.00
 3/31/2018                      27,966.14                      25,709.00
 4/30/2018                      28,164.68                      25,835.00
 5/31/2018                      28,518.99                      25,925.00
 6/30/2018                      28,447.59                      25,745.00
 7/31/2018                      29,159.68                      26,393.00
 8/31/2018                      29,546.07                      26,574.00
 9/30/2018                      29,549.20                      26,610.00
10/31/2018                      27,466.27                      24,772.00
11/30/2018                      27,915.15                      25,150.00
12/31/2018                      25,988.17                      23,684.00

                                   [END CHART]

                      Data from 12/31/08 through 12/31/18.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Retirement 2050 Fund to the benchmark listed above (see page 14 for benchmark definition).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                 o AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/18 o

-------------------------------------------------------------------------------------------
                                                                       SINCE      INCEPTION
                                            1 YEAR        5 YEAR     INCEPTION*      DATE
-------------------------------------------------------------------------------------------
USAA Target Retirement 2060 Fund            -9.18%         3.46%       4.91%       7/12/13
S&P Target Date 2060 Index**                -7.95%         5.12%          -           -

*Since inception returns are shown when a share class has less than 10 years of performance. Total returns for periods of less than one year are not annualized.

**The S&P Target Date Index series reflects the market consensus on asset allocations across different target date horizons. Each index represents the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

16  | USAA TARGET RETIREMENT FUNDS

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                                S&P TARGET                    USAA TARGET
                             DATE 2060 INDEX              RETIREMENT 2060 FUND
 7/31/2013                     $10,000.00                     $10,000.00
 8/31/2013                       9,733.31                       9,830.00
 9/30/2013                      10,195.01                      10,290.00
10/31/2013                      10,573.81                      10,640.00
11/30/2013                      10,752.95                      10,800.00
12/31/2013                      10,975.19                      10,969.00
 1/31/2014                      10,582.83                      10,535.00
 2/28/2014                      11,080.44                      11,010.00
 3/31/2014                      11,141.58                      11,060.00
 4/30/2014                      11,202.68                      11,081.00
 5/31/2014                      11,406.86                      11,293.00
 6/30/2014                      11,638.99                      11,515.00
 7/31/2014                      11,390.58                      11,242.00
 8/31/2014                      11,702.43                      11,526.00
 9/30/2014                      11,358.50                      11,141.00
10/31/2014                      11,576.60                      11,273.00
11/30/2014                      11,727.98                      11,485.00
12/31/2014                      11,594.06                      11,288.00
 1/31/2015                      11,450.15                      11,123.00
 2/28/2015                      12,031.01                      11,671.00
 3/31/2015                      11,935.39                      11,505.00
 4/30/2015                      12,090.81                      11,743.00
 5/31/2015                      12,171.31                      11,794.00
 6/30/2015                      11,928.75                      11,557.00
 7/31/2015                      12,075.09                      11,598.00
 8/31/2015                      11,347.85                      10,927.00
 9/30/2015                      11,024.27                      10,638.00
10/31/2015                      11,764.34                      11,268.00
11/30/2015                      11,782.08                      11,237.00
12/31/2015                      11,517.11                      11,010.00
 1/31/2016                      10,960.72                      10,505.00
 2/29/2016                      10,888.39                      10,453.00
 3/31/2016                      11,642.08                      11,052.00
 4/30/2016                      11,748.87                      11,199.00
 5/31/2016                      11,863.92                      11,262.00
 6/30/2016                      11,862.36                      11,293.00
 7/31/2016                      12,294.27                      11,714.00
 8/31/2016                      12,333.60                      11,766.00
 9/30/2016                      12,380.12                      11,819.00
10/31/2016                      12,130.25                      11,651.00
11/30/2016                      12,414.55                      11,808.00
12/31/2016                      12,677.60                      11,979.00
 1/31/2017                      12,946.33                      12,260.00
 2/28/2017                      13,279.38                      12,531.00
 3/31/2017                      13,406.29                      12,650.00
 4/30/2017                      13,580.03                      12,834.00
 5/31/2017                      13,789.53                      13,039.00
 6/30/2017                      13,887.65                      13,115.00
 7/31/2017                      14,186.11                      13,375.00
 8/31/2017                      14,188.72                      13,407.00
 9/30/2017                      14,514.29                      13,667.00
10/31/2017                      14,791.40                      13,916.00
11/30/2017                      15,126.14                      14,154.00
12/31/2017                      15,307.89                      14,316.00
 1/31/2018                      15,991.39                      14,923.00
 2/28/2018                      15,379.83                      14,294.00
 3/31/2018                      15,169.61                      14,125.00
 4/30/2018                      15,278.06                      14,181.00
 5/31/2018                      15,474.96                      14,237.00
 6/30/2018                      15,438.55                      14,136.00
 7/31/2018                      15,831.53                      14,485.00
 8/31/2018                      16,047.36                      14,586.00
 9/30/2018                      16,052.19                      14,608.00
10/31/2018                      14,910.52                      13,597.00
11/30/2018                      15,156.33                      13,810.00
12/31/2018                      14,090.95                      13,002.00

                                   [END CHART]

                      Data from 7/31/13 through 12/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Retirement 2060 Fund to the benchmark listed above (see page 16 for benchmark definition).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the S&P Target Date 2060 Index is calculated from the end of the month, July 31, 2013, while the inception date of the USAA Target Retirement 2060 Fund is July 12, 2013. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  17

================================================================================

                        o TARGET RETIREMENT INCOME FUND o

                           ASSET ALLOCATION - 12/31/18
                                (% of Net Assets)

                         [PIE CHART OF ASSET ALLOCATION]

EQUITY & ALTERNATIVE                                                    29.7%
FIXED-INCOME FUNDS                                                      69.9%
MONEY MARKET INSTRUMENTS                                                 0.4%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

18  | USAA TARGET RETIREMENT FUNDS

================================================================================

                         o TARGET RETIREMENT 2020 FUND o

                           ASSET ALLOCATION - 12/31/18
                                (% of Net Assets)

                         [PIE CHART OF ASSET ALLOCATION]

EQUITY & ALTERNATIVE                                                    46.8%
FIXED-INCOME FUNDS                                                      53.0%
MONEY MARKET INSTRUMENTS                                                 0.2%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  19

================================================================================

                         o TARGET RETIREMENT 2030 FUND o

                           ASSET ALLOCATION - 12/31/18
                                (% of Net Assets)

                         [PIE CHART OF ASSET ALLOCATION]

EQUITY & ALTERNATIVE                                                    65.7%
FIXED-INCOME FUNDS                                                      34.1%
MONEY MARKET INSTRUMENTS                                                 0.2%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

20  | USAA TARGET RETIREMENT FUNDS

================================================================================

                         o TARGET RETIREMENT 2040 FUND o

                          ASSET ALLOCATION* - 12/31/18
                                (% of Net Assets)

                         [PIE CHART OF ASSET ALLOCATION]

EQUITY & ALTERNATIVE                                                    80.1%
FIXED-INCOME FUNDS                                                      19.6%
MONEY MARKET INSTRUMENTS                                                 0.3%

                                   [END CHART]

*Does not include short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  21

================================================================================

                         o TARGET RETIREMENT 2050 FUND o

                           ASSET ALLOCATION - 12/31/18
                                (% of Net Assets)

                         [PIE CHART OF ASSET ALLOCATION]

EQUITY & ALTERNATIVE                                                    85.2%
FIXED-INCOME FUNDS                                                      14.3%
MONEY MARKET INSTRUMENTS                                                 0.5%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

22  | USAA TARGET RETIREMENT FUNDS

================================================================================

                         o TARGET RETIREMENT 2060 FUND o

                           ASSET ALLOCATION - 12/31/18
                                (% of Net Assets)

                         [PIE CHART OF ASSET ALLOCATION]

EQUITY & ALTERNATIVE                                                    85.0%
FIXED-INCOME FUNDS                                                      13.7%
MONEY MARKET INSTRUMENTS                                                 1.2%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  23

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the applicable Funds designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2018:

                    DIVIDEND         QUALIFIED
                    RECEIVED          DIVIDEND        LONG-TERM
                   DEDUCTION           INCOME           CAPITAL           FOREIGN       FOREIGN    QUALIFIED
                   (CORPORATE      (NON-CORPORATE        GAIN              TAXES         SOURCE     INTEREST
FUND             SHAREHOLDERS)(1)  SHAREHOLDERS)(1)  DISTRIBUTIONS(2)      PAID(3)       INCOME      INCOME
------------------------------------------------------------------------------------------------------------
Target Income         5.72%             11.53%        $ 9,563,000         $ 58,000    $  478,000     $12,000
Target 2020          10.39%             19.74%         29,915,000          133,000     1,127,000      15,000
Target 2030          14.99%             27.96%         65,075,000          378,000     3,271,000      64,000
Target 2040          19.21%             36.13%         90,380,000          512,000     4,437,000      69,000
Target 2050          21.17%             40.36%         53,409,000          311,000     2,690,000      57,000
Target 2060          22.91%             43.29%          2,212,000           37,000       311,000      15,000
------------------------------------------------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2)Pursuant to Section 852 of the Internal Revenue Code.

(3)The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

================================================================================

24  | USAA TARGET RETIREMENT FUNDS

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF USAA TARGET RETIREMENT INCOME FUND, USAA TARGET RETIREMENT 2020 FUND, USAA TARGET RETIREMENT 2030 FUND, USAA TARGET RETIREMENT 2040 FUND, USAA TARGET RETIREMENT 2050 FUND, AND USAA TARGET RETIREMENT 2060 FUND AND THE BOARD OF TRUSTEES OF USAA MUTUAL FUNDS TRUST:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities of USAA Target Retirement Income Fund, USAA Target Retirement 2020 Fund, USAA Target Retirement 2030 Fund, USAA Target Retirement 2040 Fund, USAA Target Retirement 2050 Fund, and USAA Target Retirement 2060 Fund (the "Funds") (six of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolios of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the portfolios constituting the USAA Mutual Funds Trust) at December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
February 22, 2019

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  25

================================================================================

PORTFOLIOS OF INVESTMENTS

USAA TARGET RETIREMENT INCOME FUND
December 31, 2018

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              BONDS (69.9%)

              FIXED-INCOME FUNDS (69.9%)
 10,606,523   USAA Government Securities Fund Institutional Shares                                   $101,822
  1,034,577   USAA High Income Fund Institutional Shares                                                7,687
  5,153,782   USAA Income Fund Institutional Shares                                                    64,474
  5,405,772   USAA Short-Term Bond Fund Institutional Shares                                           48,922
                                                                                                     --------
              Total Fixed-Income Funds (cost: $224,577)                                               222,905
                                                                                                     --------
              Total Bonds (cost: $224,577)                                                            222,905
                                                                                                     --------
              EQUITY SECURITIES (29.7%)

              EQUITY & ALTERNATIVE (29.7%)
     99,907   USAA Emerging Markets Fund Institutional Shares                                           1,583
  3,266,589   USAA Global Managed Volatility Fund Institutional Shares                                 31,000
    227,463   USAA Growth Fund Institutional Shares                                                     5,859
    197,554   USAA Income Stock Fund Institutional Shares                                               3,426
    499,935   USAA International Fund Institutional Shares                                             13,133
     87,345   USAA MSCI Emerging Markets Value Momentum Blend Index ETF                                 3,645
    133,978   USAA MSCI International Value Momentum Blend Index ETF                                    5,555
     18,285   USAA MSCI USA Small Cap Value Momentum Blend Index ETF                                      830
    149,900   USAA MSCI USA Value Momentum Blend Index ETF                                              6,755
     81,850   USAA S&P 500 Index Fund Reward Shares                                                     2,884
     96,213   USAA Small Cap Stock Fund Institutional Shares                                            1,358
  1,630,559   USAA Target Managed Allocation Fund                                                      15,213
    210,364   USAA Value Fund Institutional Shares                                                      3,494
                                                                                                     --------
              Total Equity & Alternative (cost: $91,375)                                               94,735
                                                                                                     --------
              Total Equity Securities (cost: $91,375)                                                  94,735
                                                                                                     --------
              MONEY MARKET INSTRUMENTS (0.4%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.4%)
  1,311,572   State Street Institutional Treasury Money Market Fund Premier Class, 2.24%(a)
                (cost: $1,312)                                                                          1,312
                                                                                                     --------

              TOTAL INVESTMENTS (COST: $317,264)                                                     $318,952
                                                                                                     ========

================================================================================

26  | USAA TARGET RETIREMENT FUNDS

================================================================================

-----------------------------------------------------------------------------------------------------------
($ IN 000s)                                   VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------
ASSETS                                         LEVEL 1          LEVEL 2          LEVEL 3              TOTAL
-----------------------------------------------------------------------------------------------------------
Bonds:
  Fixed-Income Funds                          $222,905               $-               $-           $222,905

Equity Securities:
  Equity & Alternative                          94,735                -                -             94,735

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                           1,312                -                -              1,312
-----------------------------------------------------------------------------------------------------------
Total                                         $318,952               $-               $-           $318,952
-----------------------------------------------------------------------------------------------------------

At December 31, 2018, the Fund did not have any transfers into/out of Level 3.

================================================================================

                                                 PORTFOLIOS OF INVESTMENTS |  27

================================================================================

USAA TARGET RETIREMENT 2020 FUND

December 31, 2018

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              BONDS (53.0%)

              FIXED-INCOME FUNDS (53.0%)
     31,835   USAA Core Intermediate-Term Bond ETF                                                   $  1,531
 14,735,819   USAA Government Securities Fund Institutional Shares                                    141,464
  1,838,444   USAA High Income Fund Institutional Shares                                               13,660
  6,963,110   USAA Income Fund Institutional Shares                                                    87,108
     10,335   USAA Intermediate-Term Bond Fund Institutional Shares                                       105
  5,475,899   USAA Short-Term Bond Fund Institutional Shares                                           49,557
                                                                                                     --------
              Total Fixed-Income Funds (cost: $290,725)                                               293,425
                                                                                                     --------
              Total Bonds (cost: $290,725)                                                            293,425
                                                                                                     --------
              EQUITY SECURITIES (46.8%)

              EQUITY & ALTERNATIVE (46.8%)
    175,614   USAA Emerging Markets Fund Institutional Shares                                           2,783
  8,742,581   USAA Global Managed Volatility Fund Institutional Shares                                 82,967
    765,584   USAA Growth Fund Institutional Shares                                                    19,721
    616,609   USAA Income Stock Fund Institutional Shares                                              10,692
  1,293,970   USAA International Fund Institutional Shares                                             33,993
    146,361   USAA MSCI Emerging Markets Value Momentum Blend Index ETF                                 6,108
    334,621   USAA MSCI International Value Momentum Blend Index ETF                                   13,873
     53,393   USAA MSCI USA Small Cap Value Momentum Blend Index ETF                                    2,424
    410,383   USAA MSCI USA Value Momentum Blend Index ETF                                             18,492
    275,273   USAA S&P 500 Index Fund Reward Shares                                                     9,701
    320,264   USAA Small Cap Stock Fund Institutional Shares                                            4,519
  4,332,737   USAA Target Managed Allocation Fund                                                      40,424
    823,610   USAA Value Fund Institutional Shares                                                     13,680
                                                                                                     --------
              Total Equity & Alternative (cost: $242,025)                                             259,377
                                                                                                     --------
              Total Equity Securities (cost: $242,025)                                                259,377
                                                                                                     --------
              MONEY MARKET INSTRUMENTS (0.2%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.2%)
  1,289,225   State Street Institutional Treasury Money Market Fund Premier Class, 2.24%(a)
                (cost: $1,289)                                                                          1,289
                                                                                                     --------

              TOTAL INVESTMENTS (COST: $534,039)                                                     $554,091
                                                                                                     ========

================================================================================

28  | USAA TARGET RETIREMENT FUNDS

================================================================================

-----------------------------------------------------------------------------------------------------------
($ IN 000s)                                   VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------
ASSETS                                         LEVEL 1           LEVEL 2         LEVEL 3              TOTAL
-----------------------------------------------------------------------------------------------------------
Bonds:
  Fixed-Income Funds                          $293,425                $-              $-           $293,425

Equity Securities:
  Equity & Alternative                         259,377                 -               -            259,377

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                           1,289                 -               -              1,289
-----------------------------------------------------------------------------------------------------------
Total                                         $554,091                $-              $-           $554,091
-----------------------------------------------------------------------------------------------------------

At December 31, 2018, the Fund did not have any transfers into/out of Level 3.

================================================================================

                                                 PORTFOLIOS OF INVESTMENTS |  29

================================================================================

USAA TARGET RETIREMENT 2030 FUND

December 31, 2018

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (65.7%)

              EQUITY & ALTERNATIVE (65.7%)
    454,736   USAA Emerging Markets Fund Institutional Shares                                      $    7,208
 26,116,351   USAA Global Managed Volatility Fund Institutional Shares                                247,844
  2,421,747   USAA Growth Fund Institutional Shares                                                    62,384
  1,706,772   USAA Income Stock Fund Institutional Shares                                              29,595
  3,653,093   USAA International Fund Institutional Shares                                             95,967
    432,058   USAA MSCI Emerging Markets Value Momentum Blend Index ETF                                18,030
    978,123   USAA MSCI International Value Momentum Blend Index ETF                                   40,553
    197,114   USAA MSCI USA Small Cap Value Momentum Blend Index ETF                                    8,947
  1,249,544   USAA MSCI USA Value Momentum Blend Index ETF                                             56,304
      5,266   USAA Precious Metals and Minerals Fund Institutional Shares(b)                               63
    858,779   USAA S&P 500 Index Fund Reward Shares                                                    30,263
    987,298   USAA Small Cap Stock Fund Institutional Shares                                           13,931
 12,954,616   USAA Target Managed Allocation Fund                                                     120,867
  2,708,621   USAA Value Fund Institutional Shares                                                     44,990
                                                                                                   ----------
              Total Equity & Alternative (cost: $742,017)                                             776,946
                                                                                                   ----------
              Total Equity Securities (cost: $742,017)                                                776,946
                                                                                                   ----------
              BONDS (34.1%)

              FIXED-INCOME FUNDS (34.1%)
     98,632   USAA Core Intermediate-Term Bond ETF                                                      4,743
 21,916,914   USAA Government Securities Fund Institutional Shares                                    210,402
  3,388,838   USAA High Income Fund Institutional Shares                                               25,179
  8,903,074   USAA Income Fund Institutional Shares                                                   111,377
     22,215   USAA Intermediate-Term Bond Fund Institutional Shares                                       226
  5,755,098   USAA Short-Term Bond Fund Institutional Shares                                           52,084
                                                                                                   ----------
              Total Fixed-Income Funds (cost: $398,704)                                               404,011
                                                                                                   ----------
              Total Bonds (cost: $398,704)                                                            404,011
                                                                                                   ----------

              MONEY MARKET INSTRUMENTS (0.2%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.2%)
  2,853,535   State Street Institutional Treasury Money Market Fund Premier Class, 2.24%(a)
                (cost: $2,853)                                                                          2,853
                                                                                                   ----------

              TOTAL INVESTMENTS (COST: $1,143,574)                                                 $1,183,810
                                                                                                   ==========

================================================================================

30  | USAA TARGET RETIREMENT FUNDS

================================================================================

-----------------------------------------------------------------------------------------------------------
($ IN 000s)                                   VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------
ASSETS                                         LEVEL 1           LEVEL 2        LEVEL 3               TOTAL
-----------------------------------------------------------------------------------------------------------
Equity Securities:
  Equity & Alternative                      $  776,946                $-             $-          $  776,946

Bonds:
  Fixed-Income Funds                           404,011                 -              -             404,011

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                           2,853                 -              -               2,853
-----------------------------------------------------------------------------------------------------------
Total                                       $1,183,810                $-             $-          $1,183,810
-----------------------------------------------------------------------------------------------------------

At December 31, 2018, the Fund did not have any transfers into/out of Level 3.

================================================================================

                                                 PORTFOLIOS OF INVESTMENTS |  31

================================================================================

USAA TARGET RETIREMENT 2040 FUND

December 31, 2018

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (80.1%)

              EQUITY & ALTERNATIVE (80.1%)
    669,431   USAA Emerging Markets Fund Institutional Shares                                      $   10,611
 35,203,362   USAA Global Managed Volatility Fund Institutional Shares                                334,080
  3,244,699   USAA Growth Fund Institutional Shares                                                    83,583
  2,402,439   USAA Income Stock Fund Institutional Shares                                              41,658
  4,943,507   USAA International Fund Institutional Shares                                            129,866
    578,083   USAA MSCI Emerging Markets Value Momentum Blend Index ETF(c)                             24,123
  1,312,882   USAA MSCI International Value Momentum Blend Index ETF                                   54,432
    253,894   USAA MSCI USA Small Cap Value Momentum Blend Index ETF                                   11,524
  1,742,691   USAA MSCI USA Value Momentum Blend Index ETF                                             78,526
      4,906   USAA Precious Metals and Minerals Fund Institutional Shares(b)                               58
  1,151,920   USAA S&P 500 Index Fund Reward Shares                                                    40,594
  1,360,864   USAA Small Cap Stock Fund Institutional Shares                                           19,202
 17,446,156   USAA Target Managed Allocation Fund                                                     162,773
  3,506,492   USAA Value Fund Institutional Shares                                                     58,243
                                                                                                   ----------
              Total Equity & Alternative (cost: $997,100)                                           1,049,273
                                                                                                   ----------
              Total Equity Securities (cost: $997,100)                                              1,049,273
                                                                                                   ----------
              BONDS (19.6%)

              FIXED-INCOME FUNDS (19.6%)
     76,293   USAA Core Intermediate-Term Bond ETF                                                      3,668
 14,378,819   USAA Government Securities Fund Institutional Shares                                    138,037
  2,815,960   USAA High Income Fund Institutional Shares                                               20,923
  5,669,731   USAA Income Fund Institutional Shares                                                    70,928
     16,013   USAA Intermediate-Term Bond Fund Institutional Shares                                       163
  2,577,220   USAA Short-Term Bond Fund Institutional Shares                                           23,324
                                                                                                   ----------
              Total Fixed-Income Funds (cost: $253,162)                                               257,043
                                                                                                   ----------
              Total Bonds (cost: $253,162)                                                            257,043
                                                                                                   ----------
              MONEY MARKET INSTRUMENTS (0.3%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.3%)
  3,498,210   State Street Institutional Treasury Money Market Fund Premier Class, 2.24%(a)
                (cost: $3,498)                                                                          3,498
                                                                                                   ----------

================================================================================

32  | USAA TARGET RETIREMENT FUNDS

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENT PURCHASED WITH CASH COLLATERAL
              FROM SECURITIES LOANED (0.0%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.0%)
     86,000   Goldman Sachs Financial Square Government Fund Institutional Class, 2.36%(a)         $       86
                                                                                                   ----------
              Total Short-Term Investment Purchased with Cash Collateral from Securities
                Loaned (cost: $86)                                                                         86
                                                                                                   ----------

              TOTAL INVESTMENTS (COST: $1,253,846)                                                 $1,309,900
                                                                                                   ==========

-----------------------------------------------------------------------------------------------------------
($ IN 000s)                                   VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------
ASSETS                                         LEVEL 1           LEVEL 2        LEVEL 3               TOTAL
-----------------------------------------------------------------------------------------------------------
Equity Securities:
  Equity & Alternative                      $1,049,273                $-             $-          $1,049,273

Bonds:
  Fixed-Income Funds                           257,043                 -              -             257,043

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                           3,498                 -              -               3,498

Short-Term Investment Purchased
  with Cash Collateral
  from Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds                              86                 -              -                  86
-----------------------------------------------------------------------------------------------------------
Total                                       $1,309,900                $-             $-          $1,309,900
-----------------------------------------------------------------------------------------------------------

At December 31, 2018, the Fund did not have any transfers into/out of Level 3.

================================================================================

                                                 PORTFOLIOS OF INVESTMENTS |  33

================================================================================

USAA TARGET RETIREMENT 2050 FUND

December 31, 2018

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (85.2%)

              EQUITY & ALTERNATIVE (85.2%)
    443,541   USAA Emerging Markets Fund Institutional Shares                                        $  7,030
 21,303,219   USAA Global Managed Volatility Fund Institutional Shares                                202,168
  1,944,454   USAA Growth Fund Institutional Shares                                                    50,089
  1,344,103   USAA Income Stock Fund Institutional Shares                                              23,307
  2,963,506   USAA International Fund Institutional Shares                                             77,851
    357,400   USAA MSCI Emerging Markets Value Momentum Blend Index ETF                                14,914
    798,656   USAA MSCI International Value Momentum Blend Index ETF                                   33,112
    170,557   USAA MSCI USA Small Cap Value Momentum Blend Index ETF                                    7,742
    990,466   USAA MSCI USA Value Momentum Blend Index ETF                                             44,630
    687,905   USAA S&P 500 Index Fund Reward Shares                                                    24,242
    851,203   USAA Small Cap Stock Fund Institutional Shares                                           12,011
 10,548,026   USAA Target Managed Allocation Fund                                                      98,413
  2,170,717   USAA Value Fund Institutional Shares                                                     36,056
                                                                                                     --------
              Total Equity & Alternative (cost: $604,184)                                             631,565
                                                                                                     --------
              Total Equity Securities (cost: $604,184)                                                631,565
                                                                                                     --------
              BONDS (14.3%)

              FIXED-INCOME FUNDS (14.3%)
     19,425   USAA Core Intermediate-Term Bond ETF                                                        934
  6,670,806   USAA Government Securities Fund Institutional Shares                                     64,040
    257,543   USAA High Income Fund Institutional Shares                                                1,913
  2,437,699   USAA Income Fund Institutional Shares                                                    30,496
     12,240   USAA Intermediate-Term Bond Fund Institutional Shares                                       124
    934,121   USAA Short-Term Bond Fund Institutional Shares                                            8,454
                                                                                                     --------
              Total Fixed-Income Funds (cost: $105,978)                                               105,961
                                                                                                     --------
              Total Bonds (cost: $105,978)                                                            105,961
                                                                                                     --------
              MONEY MARKET INSTRUMENTS (0.5%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.5%)
  3,841,576   State Street Institutional Treasury Money Market Fund Premier Class, 2.24%(a)
                (cost: $3,841)                                                                          3,841
                                                                                                     --------

              TOTAL INVESTMENTS (COST: $714,003)                                                     $741,367
                                                                                                     ========

================================================================================

34  | USAA TARGET RETIREMENT FUNDS

================================================================================

-----------------------------------------------------------------------------------------------------------
($ IN 000s)                                   VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------
ASSETS                                         LEVEL 1           LEVEL 2         LEVEL 3              TOTAL
-----------------------------------------------------------------------------------------------------------
Equity Securities:
  Equity & Alternative                        $631,565                $-              $-           $631,565

Bonds:
  Fixed-Income Funds                           105,961                 -               -            105,961

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                           3,841                 -               -              3,841
-----------------------------------------------------------------------------------------------------------
Total                                         $741,367                $-              $-           $741,367
-----------------------------------------------------------------------------------------------------------

At December 31, 2018, the Fund did not have any transfers into/out of Level 3.

================================================================================

                                                 PORTFOLIOS OF INVESTMENTS |  35

================================================================================

USAA TARGET RETIREMENT 2060 FUND

December 31, 2018

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (85.0%)

              EQUITY & ALTERNATIVE (85.0%)
     55,164   USAA Emerging Markets Fund Institutional Shares                                         $   874
  2,502,226   USAA Global Managed Volatility Fund Institutional Shares                                 23,746
    225,174   USAA Growth Fund Institutional Shares                                                     5,800
    145,204   USAA Income Stock Fund Institutional Shares                                               2,518
    326,134   USAA International Fund Institutional Shares                                              8,568
     44,420   USAA MSCI Emerging Markets Value Momentum Blend Index ETF                                 1,854
    111,468   USAA MSCI International Value Momentum Blend Index ETF                                    4,621
     20,505   USAA MSCI USA Small Cap Value Momentum Blend Index ETF                                      931
    114,861   USAA MSCI USA Value Momentum Blend Index ETF                                              5,176
     81,645   USAA S&P 500 Index Fund Reward Shares                                                     2,877
    104,891   USAA Small Cap Stock Fund Institutional Shares                                            1,480
  1,238,065   USAA Target Managed Allocation Fund                                                      11,551
    259,798   USAA Value Fund Institutional Shares                                                      4,315
                                                                                                      -------
              Total Equity & Alternative (cost: $79,559)                                               74,311
                                                                                                      -------
              Total Equity Securities (cost: $79,559)                                                  74,311
                                                                                                      -------
              BONDS (13.7%)

              FIXED-INCOME FUNDS (13.7%)
    750,756   USAA Government Securities Fund Institutional Shares                                      7,207
     18,538   USAA High Income Fund Institutional Shares                                                  138
    291,829   USAA Income Fund Institutional Shares                                                     3,651
        800   USAA Intermediate-Term Bond Fund Institutional Shares                                         8
    101,202   USAA Short-Term Bond Fund Institutional Shares                                              916
                                                                                                      -------
              Total Fixed-Income Funds (cost: $11,921)                                                 11,920
                                                                                                      -------
              Total Bonds (cost: $11,921)                                                              11,920
                                                                                                      -------
              MONEY MARKET INSTRUMENTS (1.2%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.2%)
  1,045,050   State Street Institutional Treasury Money Market Fund Premier Class, 2.24%(a)
                (cost: $1,045)                                                                          1,045
                                                                                                      -------

              TOTAL INVESTMENTS (COST: $92,525)                                                       $87,276
                                                                                                      =======

================================================================================

36  | USAA TARGET RETIREMENT FUNDS

================================================================================

-----------------------------------------------------------------------------------------------------------
($ IN 000s)                                   VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------
ASSETS                                         LEVEL 1           LEVEL 2         LEVEL 3              TOTAL
-----------------------------------------------------------------------------------------------------------
Equity Securities:
  Equity & Alternative                         $74,311                $-             $-             $74,311

Bonds:
  Fixed-Income Funds                            11,920                 -              -              11,920

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                           1,045                 -              -               1,045
-----------------------------------------------------------------------------------------------------------
Total                                          $87,276                $-             $-             $87,276
-----------------------------------------------------------------------------------------------------------

At December 31, 2018, the Fund did not have any transfers into/out of Level 3.

================================================================================

                                                 PORTFOLIOS OF INVESTMENTS |  37

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

    At December 31, 2018, the Funds' investments in foreign funds were as listed below:

                      TARGET     TARGET     TARGET     TARGET     TARGET     TARGET
                      INCOME      2020       2030       2040       2050       2060
-----------------------------------------------------------------------------------
Investments in
  foreign funds        7.5%      10.2%      13.7%      16.7%      17.9%      18.2%

    The underlying USAA Funds in which the Funds invest are managed by USAA Asset Management Company, an affiliate of the Funds. The Funds invest in the Reward Shares of the USAA S&P 500 Index Fund, the Institutional Shares of the other USAA Mutual Funds Trust and the series of the USAA ETF Trust.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

================================================================================

38  | USAA TARGET RETIREMENT FUNDS

================================================================================

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at December 31, 2018.

    (b) Non-income-producing security.

    (c) The security, or a portion thereof, was out on loan as of December 31, 2018.

See accompanying notes to financial statements.

================================================================================

                                        NOTES TO PORTFOLIOS OF INVESTMENTS |  39

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

December 31, 2018

                                                                             USAA TARGET RETIREMENT
---------------------------------------------------------------------------------------------------
                                                                                        INCOME FUND
---------------------------------------------------------------------------------------------------
ASSETS
   Investments in affiliated underlying funds, at market value
       (cost of $315,952, $532,750, $1,140,721, $1,250,262, $710,162,
       and $91,480, respectively)                                                          $317,640
   Investments in unaffiliated securities, at market value (including securities on loan $0, $0, $0, $83, $0, and $0, respectively) (cost of $1,312,
       $1,289, $2,853, $3,584, $3,841, and $1,045, respectively)                              1,312
   Receivables:
       Capital shares sold                                                                       67
       USAA Asset Management Company (Note 6)                                                     -
       Dividends from affiliated underlying funds                                               329
       Interest                                                                                   -
       Other                                                                                      -
                                                                                           --------
           Total assets                                                                     319,348
                                                                                           --------

LIABILITIES
   Payables:
      Upon return of securities loaned                                                            -
      Securities purchased                                                                      329
      Capital shares redeemed                                                                   174
   Other accrued expenses and payables                                                           49
                                                                                           --------
           Total liabilities                                                                    552
                                                                                           --------
              Net assets applicable to capital shares outstanding                          $318,796
                                                                                           ========

NET ASSETS CONSIST OF:
   Paid-in capital                                                                         $314,459
   Distributable earnings (accumulated loss)                                                  4,337
                                                                                           --------
              Net assets applicable to capital shares outstanding                          $318,796
                                                                                           ========
   Capital shares outstanding, no par value                                                  29,822
                                                                                           ========
   Net asset value, redemption price, and offering price per share                         $  10.69
                                                                                           ========

See accompanying notes to financial statements.

================================================================================

40  | USAA TARGET RETIREMENT FUNDS

================================================================================

--------------------------------------------------------------------------------
                          USAA TARGET RETIREMENT
--------------------------------------------------------------------------------
2020 FUND         2030 FUND          2040 FUND        2050 FUND        2060 FUND
--------------------------------------------------------------------------------
$552,802         $1,180,957         $1,306,316         $737,526          $86,231

   1,289              2,853              3,584            3,841            1,045

     348                576              1,132              589              163
       -                  -                  -                -               47
     415                569                346              155               17
       2                  3                 10                7                2
       1                  2                  1                -                -
--------------------------------------------------------------------------------
 554,857          1,184,960          1,311,389          742,118           87,505
--------------------------------------------------------------------------------

       -                  -                 86                -                -
     415                569                346              155               17
     235                755                551              442               38
      53                 72                 78               72               47
--------------------------------------------------------------------------------
     703              1,396              1,061              669              102
--------------------------------------------------------------------------------
$554,154         $1,183,564         $1,310,328         $741,449          $87,403
================================================================================

$522,448         $1,106,389         $1,201,959         $684,204          $89,585
  31,706             77,175            108,369           57,245           (2,182)
--------------------------------------------------------------------------------
$554,154         $1,183,564         $1,310,328         $741,449          $87,403
================================================================================
  49,145             99,750            110,364           62,039            7,913
================================================================================
$  11.28         $    11.87         $    11.87         $  11.95          $ 11.05
================================================================================

================================================================================

                                                      FINANCIAL STATEMENTS |  41

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Years ended December 31, 2018

                                                                       USAA TARGET RETIREMENT
---------------------------------------------------------------------------------------------
                                                                                  INCOME FUND
---------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income distributions from affiliated underlying funds                             $  8,837
   Interest                                                                                13
   Securities lending (net)                                                                 -
                                                                                     --------
       Total income                                                                     8,850
                                                                                     --------
EXPENSES
   Custody and accounting fees                                                             50
   Postage                                                                                 17
   Shareholder reporting fees                                                               8
   Trustees' fees                                                                          34
   Registration fees                                                                       37
   Professional fees                                                                       67
   Other                                                                                   14
                                                                                     --------
           Total expenses                                                                 227
                                                                                     --------
   Expenses reimbursed                                                                      -
                                                                                     --------
           Net expenses                                                                   227
                                                                                     --------
NET INVESTMENT INCOME                                                                   8,623
                                                                                     --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on:
      Sales of affiliated underlying funds                                              9,297
      Capital gain distributions from affiliated underlying funds                       3,935
   Change in net unrealized appreciation/(depreciation) of affiliated
      underlying funds                                                                (31,905)
                                                                                     --------
           Net realized and unrealized loss                                           (18,673)
                                                                                     --------
   Decrease in net assets resulting from operations                                  $(10,050)
                                                                                     ========

See accompanying notes to financial statements.

================================================================================

42  | USAA TARGET RETIREMENT FUNDS

================================================================================

                           USAA TARGET RETIREMENT
--------------------------------------------------------------------------------
2020 FUND       2030 FUND          2040 FUND          2050 FUND        2060 FUND
--------------------------------------------------------------------------------
$ 14,676        $  29,012          $  29,878          $  16,107         $  1,857
      16               65                 78                 58               16
       1                5                  8                  2                -
--------------------------------------------------------------------------------
  14,693           29,082             29,964             16,167            1,873
--------------------------------------------------------------------------------

      52               57                 58                 52               44
      27               63                 74                 54               14
      15               37                 42                 29                5
      34               34                 34                 34               34
      35               55                 57                 47               32
      67               69                 69                 68               63
      17               20                 21                 17               14
--------------------------------------------------------------------------------
     247              335                355                301              206
--------------------------------------------------------------------------------
       -                -                  -                  -             (117)
--------------------------------------------------------------------------------
     247              335                355                301               89
--------------------------------------------------------------------------------
  14,446           28,747             29,609             15,866            1,784
--------------------------------------------------------------------------------

  27,861           51,913             70,540             39,416              989
  11,330           34,688             46,563             28,250            3,276

 (82,699)        (205,485)          (268,528)          (157,012)         (14,926)
--------------------------------------------------------------------------------
 (43,508)        (118,884)          (151,425)           (89,346)         (10,661)
--------------------------------------------------------------------------------
$(29,062)       $ (90,137)         $(121,816)         $ (73,480)        $ (8,877)
================================================================================

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended December 31,

                                                                             USAA TARGET RETIREMENT
                                                                             ----------------------
                                                                                   INCOME FUND
                                                                             ----------------------
                                                                                 2018          2017
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                     $  8,623      $  8,081
   Net realized gain on sales of affiliated underlying funds                    9,297        12,411
   Net realized gain on capital gain distributions from
      affiliated underlying funds                                               3,935         1,384
   Change in net unrealized appreciation/(depreciation) of
      affiliated underlying funds                                             (31,905)        5,466
                                                                             ----------------------
      Increase (decrease) in net assets resulting from operations             (10,050)       27,342
                                                                             ----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS                                                        (19,060)      (20,042)
                                                                             ----------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                   52,125        54,800
   Reinvested dividends                                                        18,863        19,835
   Cost of shares redeemed                                                    (72,948)      (49,925)
                                                                             ----------------------
      Increase (decrease) in net assets from capital share transactions        (1,960)       24,710
                                                                             ----------------------
   Net increase (decrease) in net assets                                      (31,070)       32,010
                                                                             ----------------------
NET ASSETS
   Beginning of year                                                          349,866       317,856
                                                                             ----------------------
   End of year                                                               $318,796      $349,866
                                                                             ======================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                  4,525         4,619
   Shares issued for dividends reinvested                                       1,719         1,687
   Shares redeemed                                                             (6,359)       (4,229)
                                                                             ----------------------
      Increase (decrease) in shares outstanding                                  (115)        2,077
                                                                             ======================

See accompanying notes to financial statements.

================================================================================

44  | USAA TARGET RETIREMENT FUNDS

================================================================================

                              USAA TARGET RETIREMENT
--------------------------------------------------------------------------------
           2020 FUND                                       2030 FUND
--------------------------------------------------------------------------------
    2018                     2017                    2018                   2017
--------------------------------------------------------------------------------
$ 14,446                 $ 13,868              $   28,747            $    27,298
  27,861                   32,563                  51,913                 74,400

  11,330                    4,377                  34,688                 12,725

 (82,699)                  20,277                (205,485)                62,783
--------------------------------------------------------------------------------
 (29,062)                  71,085                 (90,137)               177,206
--------------------------------------------------------------------------------

 (44,523)                 (44,295)                (95,056)               (97,625)
--------------------------------------------------------------------------------

  60,443                   68,773                 139,251                137,399
  44,322                   44,176                  94,862                 97,463
 (94,609)                 (92,952)               (151,749)              (126,490)
--------------------------------------------------------------------------------
  10,156                   19,997                  82,364                108,372
--------------------------------------------------------------------------------
 (63,429)                  46,787                (102,829)               187,953
--------------------------------------------------------------------------------

 617,583                  570,796               1,286,393              1,098,440
--------------------------------------------------------------------------------
$554,154                 $617,583              $1,183,564             $1,286,393
================================================================================

   4,732                    5,269                  10,136                  9,893
   3,837                    3,398                   7,770                  6,975
  (7,434)                  (7,137)                (11,104)                (9,123)
--------------------------------------------------------------------------------
   1,135                    1,530                   6,802                  7,745
================================================================================

================================================================================

                                                      FINANCIAL STATEMENTS |  45

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS) (continued)

Years ended December 31,

                                                                                          USAA TARGET RETIREMENT
                                                                                        --------------------------
                                                                                                 2040 FUND
                                                                                        --------------------------
                                                                                              2018            2017
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                                $   29,609      $   28,180
   Net realized gain on sales of affiliated underlying funds                                70,540          71,288
   Net realized gain on capital gain distributions from
      affiliated underlying funds                                                           46,563          17,621
   Change in net unrealized appreciation/(depreciation) of affiliated
      underlying funds                                                                    (268,528)        103,689
                                                                                        --------------------------
      Increase (decrease) in net assets resulting from operations                         (121,816)        220,778
                                                                                        --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM DISTRIBUTABLE EARNINGS                                 (121,300)        (88,272)
                                                                                        --------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                               149,298         146,881
   Reinvested dividends                                                                    121,220          88,240
   Cost of shares redeemed                                                                (141,142)       (139,485)
                                                                                        --------------------------
      Increase in net assets from capital share transactions                               129,376          95,636
                                                                                        --------------------------
   Net increase (decrease) in net assets                                                  (113,740)        228,142
                                                                                        --------------------------
NET ASSETS
   Beginning of year                                                                     1,424,068       1,195,926
                                                                                        --------------------------
   End of year                                                                          $1,310,328      $1,424,068
                                                                                        ==========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                              10,559          10,552
   Shares issued for dividends reinvested                                                    9,864           6,151
   Shares redeemed                                                                         (10,010)        (10,046)
                                                                                        --------------------------
      Increase in shares outstanding                                                        10,413           6,657
                                                                                        ==========================

See accompanying notes to financial statements.

================================================================================

46  | USAA TARGET RETIREMENT FUNDS

================================================================================

                             USAA TARGET RETIREMENT
--------------------------------------------------------------------------------
              2050 FUND                                      2060 FUND
--------------------------------------------------------------------------------
     2018                    2017                   2018                    2017
--------------------------------------------------------------------------------
$  15,866                $ 14,669               $  1,784                $  1,323
   39,416                  34,743                    989                   1,360

   28,250                  10,757                  3,276                   1,042

 (157,012)                 69,487                (14,926)                  8,193
--------------------------------------------------------------------------------
  (73,480)                129,656                 (8,877)                 11,918
--------------------------------------------------------------------------------

  (69,927)                (42,819)                (4,012)                 (2,858)
--------------------------------------------------------------------------------

  104,037                 103,230                 32,589                  28,124
   69,884                  42,808                  4,009                   2,856
  (93,986)                (87,596)               (13,905)                (15,583)
--------------------------------------------------------------------------------
   79,935                  58,442                 22,693                  15,397
--------------------------------------------------------------------------------
  (63,472)                145,279                  9,804                  24,457
--------------------------------------------------------------------------------

  804,921                 659,642                 77,599                  53,142
--------------------------------------------------------------------------------
$ 741,449                $804,921               $ 87,403                $ 77,599
================================================================================

    7,252                   7,429                  2,567                   2,327
    5,641                   2,945                    355                     223
   (6,553)                 (6,298)                (1,101)                 (1,256)
--------------------------------------------------------------------------------
    6,340                   4,076                  1,821                   1,294
================================================================================

================================================================================

                                                      FINANCIAL STATEMENTS |  47

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Target Retirement Income Fund (Target Income), the USAA Target Retirement 2020 Fund (Target 2020), the USAA Target Retirement 2030 Fund (Target 2030), the USAA Target Retirement 2040 Fund (Target 2040), the USAA Target Retirement 2050 Fund (Target 2050), and the USAA Target Retirement 2060 Fund (Target 2060) (collectively, the Funds) qualify as registered investment companies under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Funds, which are classified as diversified under the 1940 Act and are authorized to issue an unlimited number of shares. Each Fund's investment objective is to provide capital appreciation and current income consistent with its current investment allocation.

Each Fund is a "fund of funds" in that it invests in a portfolio of underlying USAA equity and alternative, fixed-income, and ultra-short mutual funds (underlying USAA Funds) managed by USAA Asset Management Company (AMCO or Manager), an affiliate of the Funds, according to an asset allocation strategy designed for investors planning to start withdrawing funds for retirement in or within a few years of each Fund's specific year (target date) included in its name.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of AMCO, the investment adviser to the Funds, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Funds, announced that AMCO and

================================================================================

48  | USAA TARGET RETIREMENT FUNDS

================================================================================

SAS would be acquired by Victory Capital Holdings, Inc. (Victory), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). The closing of the Transaction is expected to be completed during the second quarter of 2019, pending satisfaction of certain closing conditions and approvals, including certain approvals of the Funds' Board of Trustees and of the Funds' shareholders at a special shareholder meeting to be held in 2019. The Transaction is not expected to result in any material changes to the Funds' respective investment objectives and principal investment strategies.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Funds' valuation policies and procedures, which are approved by the Board. The Funds utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Investments in the underlying USAA Funds and other open-end investment companies, other than exchange-traded funds (ETFs) are valued at their net asset value (NAV) at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    2. Equity securities, including ETFs, except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time a fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    3. The underlying USAA Funds have specific valuation procedures. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a fund's NAV to be more reliable than it otherwise would be.

    Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

================================================================================

50  | USAA TARGET RETIREMENT FUNDS

================================================================================

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income and capital gain distributions from the underlying USAA Funds are recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

D. FEDERAL TAXES - The Funds' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended December 31, 2018, the Funds did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor each Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on each Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

F. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the year ended December 31, 2018, the facility fees paid (in thousands) to CAPCO by the Funds and the related percent of those fees to the total fees paid to CAPCO by the funds of the Trusts are as follows:

                    TARGET      TARGET    TARGET     TARGET     TARGET    TARGET
                    INCOME       2020      2030       2040       2050      2060
--------------------------------------------------------------------------------
Fees paid             $3          $5       $10        $11         $6         $1
% of total fees      0.4%        0.7%      1.5%       1.7%       1.0%       0.1%

================================================================================

52  | USAA TARGET RETIREMENT FUNDS

================================================================================

The Funds had no borrowings under this agreement during the year ended December 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

The tax character of distributions paid during the years ended December 31, 2018, and 2017, was as follows (in thousands):

                                    TARGET    TARGET    TARGET    TARGET    TARGET    TARGET
                                    INCOME     2020      2030      2040      2050      2060
--------------------------------------------------------------------------------------------
Year Ended December 31, 2018
----------------------------
Ordinary income*                   $ 9,497   $14,608   $29,981  $ 30,920   $16,518    $1,800
Long-term realized capital gains     9,563    29,915    65,075    90,380    53,409     2,212
Total distributions paid           $19,060   $44,523   $95,056  $121,300   $69,927    $4,012

Year Ended December 31, 2017
----------------------------
Ordinary income*                   $ 8,517   $16,209   $30,515  $ 30,577   $15,812    $1,755
Long-term realized capital gains    11,525    28,086    67,110    57,695    27,007     1,103
Total distributions paid           $20,042   $44,295   $97,625  $ 88,272   $42,819    $2,858

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

As of December 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows (in thousands):

                                            TARGET    TARGET    TARGET    TARGET    TARGET    TARGET
                                            INCOME     2020      2030      2040      2050      2060
----------------------------------------------------------------------------------------------------
Undistributed ordinary income*              $    9   $    13   $    18   $    12   $     6   $     1
Undistributed long-term capital gains        4,723    15,142    41,272    57,345    32,985     3,219
Accumulated capital and other losses           (54)        -      (322)     (329)      (75)        -
Unrealized appreciation/(depreciation)
  of investments                              (341)   16,551    36,207    51,341    24,329    (5,402)

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation/ (depreciation) of investments is attributable to the tax deferral of losses on wash sales.

Distributions of net investment income are made quarterly by Target Income and annually by each of the other Funds or as otherwise required to avoid the payment of federal taxes.

At December 31, 2018, the Funds had no capital loss carryforwards, for federal income tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended December 31, 2018, the post October capital losses deferred to January 1, 2019 were as follows:

                                                          POST OCTOBER
         FUND                                            CAPITAL LOSSES
         --------------------------------------------------------------
         Target Income                                      $ (54,000)
         Target 2030                                         (322,000)
         Target 2040                                         (329,000)
         Target 2050                                          (75,000)

TAX BASIS OF INVESTMENTS - The aggregate cost of investments for federal income tax purposes at December 31, 2018 was substantially the same for

================================================================================

54  | USAA TARGET RETIREMENT FUNDS

================================================================================

book purposes. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is disclosed below (in thousands):

                                                                       NET
                                   GROSS            GROSS           UNREALIZED
                                 UNREALIZED       UNREALIZED       APPRECIATION/
FUND              TAX COST      APPRECIATION     DEPRECIATION     (DEPRECIATION)
--------------------------------------------------------------------------------
Target Income    $  319,293       $  7,052         $ (7,393)          $ (341)
Target 2020      $  537,540       $ 29,045         $(12,494)          $16,551
Target 2030      $1,147,603       $ 80,021         $(43,814)          $36,207
Target 2040      $1,258,559       $111,041         $(59,700)          $51,341
Target 2050      $  717,038       $ 59,383         $(35,054)          $24,329
Target 2060      $   92,678       $    720         $ (6,122)          $(5,402)
--------------------------------------------------------------------------------

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2018, were as follows (in thousands):

                         TARGET    TARGET    TARGET    TARGET    TARGET   TARGET
                         INCOME     2020      2030      2040      2050     2060
--------------------------------------------------------------------------------
Cost of purchases      $ 97,401  $205,873  $518,557  $578,144  $340,324  $54,697
Proceeds from sales/
  maturities            106,055   215,088   462,894   490,936   287,199   31,525

In accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Funds and affiliated USAA Funds at the then-current market price with no brokerage commissions incurred. The affiliated transactions executed by the Fund, including short-term securities, during the year ended December 31, 2018 were as follows:

                  TARGET    TARGET   TARGET       TARGET       TARGET     TARGET
                  INCOME     2020     2030         2040         2050       2060
--------------------------------------------------------------------------------
Purchase        $562,000   $89,000       $-   $1,362,000   $        -   $      -
Sales                  -         -        -      562,000    1,274,000    177,000
Net Realized
  Gain/(loss)          -         -        -     (119,000)     (65,000)   (23,000)

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

(5) SECURITIES LENDING

The Funds, through a securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of each of the Funds' securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Funds' agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Funds' Portfolio of Investments and Financial Statements while non-cash collateral is not included. At December 31, 2018, the respective Funds value of outstanding securities on loan and the value of collateral are as follows:

                   VALUE OF                NON CASH                 CASH
FUND          SECURITIES ON LOAN     COLLATERAL RECEIVED     COLLATERAL RECEIVED
--------------------------------------------------------------------------------
Target 2040        $83,000                    $-                   $86,000

(6) AGREEMENTS WITH MANAGER

ADVISORY AGREEMENT - The Manager carries out the Funds' investment policies and manages the Funds' portfolios pursuant to an Advisory Agreement. The Manager does not receive any management fees from the Funds for these services.

================================================================================

56  | USAA TARGET RETIREMENT FUNDS

================================================================================

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Funds. The Manager does not receive any fees from the Funds for these services.

In addition to the services provided under its Administration and Servicing Agreement with the Funds, the Manager also provides certain compliance and legal services for the benefit of the Funds. The Board has approved the billing of these expenses to the Funds. These expenses are included in the professional fees on the Funds' Statements of Operations and, for the year ended December 31, 2018, were as follows (in thousands):

                    TARGET     TARGET    TARGET    TARGET     TARGET      TARGET
                    INCOME      2020      2030      2040       2050        2060
--------------------------------------------------------------------------------
Compliance and
  legal services      $3        $6        $12       $14        $8          $1

EXPENSE LIMITATION - The Manager agreed, through April 30, 2019, to limit the total annual operating expenses of Target 2060 to 0.10% of its average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse Target 2060 for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through April 30, 2019, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended December 31, 2018, Target 2060 incurred reimbursable expenses of $117,000, of which $47,000 was receivable from the Manager.

TRANSFER AGENCY AGREEMENT - SAS, an affiliate of the Manager, provides transfer agent services to the Funds. SAS does not receive any fees from the Funds for these services.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Funds' shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by USAA, a large, diversified financial services institution.

Certain trustees and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Funds officers received any compensation from the Funds.

(8) TRANSACTIONS WITH AFFILIATED FUNDS

A. SHARE OWNERSHIP - The Funds do not invest in the affiliated underlying USAA Funds for the purpose of exercising management or control; however, investments by the Funds may represent a significant portion of the affiliated underlying USAA Funds' net assets. The affiliated USAA Funds' underlying funds' annual or semiannual reports may be viewed at USAA.COM. At December 31, 2018, the Funds owned the following percentages of the total outstanding shares of each of the underlying USAA Funds:

                            TARGET   TARGET   TARGET   TARGET   TARGET    TARGET
    AFFILIATED USAA FUND    INCOME    2020     2030     2040     2050      2060
    ----------------------------------------------------------------------------
    Core Intermediate-
      Term Bond ETF              -%     0.9%     2.7%     2.1%     0.5%        -%
    Emerging Markets
      Fund Institutional
      Shares                   0.2      0.3      0.9      1.3      0.9       0.1
    Global Managed
      Volatility Fund
      Institutional Shares     3.3      8.9     26.6     35.8     21.7       2.5
    Government Securities
      Fund Institutional
      Shares                   9.8     13.6     20.2     13.2      6.1       0.7
    Growth Fund
      Institutional Shares     0.2      0.8      2.6      3.4      2.1       0.2
    High Income Fund
      Institutional Shares     0.4      0.7      1.3      1.1      0.1         -*
    Income Fund
      Institutional Shares     0.8      1.1      1.4      0.9      0.4         -*
    Income Stock Fund
      Institutional Shares     0.1      0.4      1.2      1.6      0.9       0.1

================================================================================

58  | USAA TARGET RETIREMENT FUNDS

================================================================================

                            TARGET   TARGET   TARGET   TARGET   TARGET    TARGET
    AFFILIATED USAA FUND    INCOME    2020     2030     2040     2050      2060
    ----------------------------------------------------------------------------
    Intermediate-Term
      Bond Fund
      Institutional Shares       -%       -%*       -%*      -%*      -%*      -%*
    International Fund
      Institutional Shares     0.4        1       2.7      3.7      2.2      0.2
    MSCI Emerging
      Markets Value
      Momentum Blend
      Index ETF                2.3      3.8      11.2       15      9.3      1.2
    MSCI International
      Value Momentum
      Blend Index ETF            2        5      14.6     19.6     11.9      1.7
    MSCI USA Small Cap
      Value Momentum
      Blend Index ETF          1.1      3.1      11.6     14.9       10      1.2
    MSCI USA Value
      Momentum Blend
      Index ETF                1.9      5.2      15.9     22.2     12.6      1.5
    Precious Metals and
      Minerals Fund
      Institutional Shares       -        -         -*       -*       -        -
    S&P 500 Index Fund
      Reward Shares              -*     0.1       0.5      0.6      0.4        -*
    Short-Term Bond Fund
      Institutional Shares     1.5      1.5       1.6      0.7      0.3        -*
    Small Cap Stock Fund
      Institutional Shares     0.1      0.3         1      1.4      0.9      0.1
    Target Managed
      Allocation Fund
      Institutional Shares     3.4        9      26.9     36.2     21.9      2.6
    Ultra Short-Term
      Bond Fund
      Institutional Shares       -        -         -        -        -        -
    Value Fund
      Institutional Shares     0.3      1.1       3.8      4.9        3      0.4

    * Represents less than 0.1%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

B. TRANSACTIONS WITH AFFILIATED FUNDS - The following tables provide details related to each Fund's investment in the underlying USAA Funds as of December 31, 2018 (in thousands):

TARGET INCOME:

                                                                                CHANGE
                                                                                IN NET
($ IN 000s)                                       REALIZED      CAPITAL       UNREALIZED
AFFILIATED        PURCHASE     SALES    DIVIDEND    GAIN         GAIN        APPRECIATION/        MARKET VALUE
USAA FUND          COST(A)   PROCEEDS    INCOME    (LOSS)    DISTRIBUTIONS  (DEPRECIATION)  12/31/2017   12/31/2018
-------------------------------------------------------------------------------------------------------------------
Emerging
  Markets
  Fund
  Institutional
  Shares         $  2,816      $6,213     $   24    $1,449        $  -          $(1,689)       $ 5,220     $  1,583
Flexible
  Income
  Fund
  Institutional
  Shares                5         678          5       (28)          -              (12)           713            -(b)
Global
  Managed
  Volatility
  Fund
  Institutional
  Shares            7,388       1,419        841       (58)        481           (4,233)        29,322       31,000
Government
  Securities
  Fund
  Institutional
  Shares           34,693       6,757      2,014      (358)          -             (339)        74,583      101,822
Growth
  Fund
  Institutional
  Shares            5,256       9,428         57       672         715           (1,355)        10,714        5,859
High
  Income
  Fund
  Institutional
  Shares            1,152       4,771        640       (83)          -             (766)        12,155        7,687
Income
  Fund
  Institutional
  Shares            5,104       7,955      2,388      (399)         18           (2,942)        70,666       64,474

================================================================================

60  | USAA TARGET RETIREMENT FUNDS

================================================================================

                                                                                CHANGE
                                                                                IN NET
($ IN 000s)                                       REALIZED      CAPITAL       UNREALIZED
AFFILIATED        PURCHASE     SALES    DIVIDEND    GAIN         GAIN        APPRECIATION/        MARKET VALUE
USAA FUND          COST(A)   PROCEEDS    INCOME    (LOSS)    DISTRIBUTIONS  (DEPRECIATION)  12/31/2017   12/31/2018
-------------------------------------------------------------------------------------------------------------------
Income
  Stock
  Fund
  Institutional
  Shares            $3,738    $ 1,666       $ 29    $  940        $122           $(1,257)      $ 1,671      $ 3,426
  Intermediate-
  Term Bond
  Fund
  Institutional
  Shares               378     17,361        394     1,060           -            (1,614)       17,537            -(b)
International
  Fund
  Institutional
  Shares             5,403     14,550        341     3,565         722            (6,728)       25,443       13,133
MSCI
  Emerging
  Markets
  Value
  Momentum
  Blend
  Index ETF          2,823          -         78         -           -              (506)        1,328        3,645
MSCI
  International
  Value
  Momentum
  Blend
  Index ETF          5,337          -        138         -           -            (1,292)        1,510        5,555
MSCI USA
  Small Cap
  Value
  Momentum
  Blend
  Index ETF            778          -         11         -           -              (121)          173          830
MSCI USA
  Value
  Momentum
  Blend
  Index ETF          5,607          -        105         -           -            (1,075)        2,223        6,755

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

                                                                                CHANGE
                                                                                IN NET
($ IN 000s)                                       REALIZED      CAPITAL       UNREALIZED
AFFILIATED        PURCHASE     SALES    DIVIDEND    GAIN         GAIN        APPRECIATION/        MARKET VALUE
USAA FUND          COST(A)   PROCEEDS    INCOME    (LOSS)    DISTRIBUTIONS  (DEPRECIATION)  12/31/2017   12/31/2018
-------------------------------------------------------------------------------------------------------------------
Real Return
  Fund
  Institutional
  Shares           $     5   $  5,507     $    5    $  350      $    -          $   (369)     $  5,521     $      -(b)
S&P 500
  Index Fund
  Reward
  Shares             1,395      2,187         66       487          32              (694)        3,883        2,884
Short-Term
  Bond Fund
  Institutional
  Shares             3,928      5,066      1,267       (62)          7              (550)       50,672       48,922
Small Cap
  Stock Fund
  Institutional
  Shares             1,779      3,559         38       175         129              (259)        3,222        1,358
Target
  Managed
  Allocation
  Fund               5,562      8,379        338       457       1,199            (3,553)       21,126       15,213
Total Return
  Strategy Fund
  Institutional
  Shares                 1        371          1       (23)          -                (7)          400            -(b)
Value Fund
  Institutional
  Shares             4,253     10,188         57     1,153         510            (2,544)       10,820        3,494
TOTAL              $97,401   $106,055     $8,837    $9,297      $3,935          $(31,905)     $348,902     $317,640

(a) Includes reinvestment of distributions from dividend income and realized gains.
(b) As of the end of the reporting period, the Fund no longer holds the affiliated fund.

================================================================================

62  | USAA TARGET RETIREMENT FUNDS

================================================================================

TARGET 2020:

                                                                                CHANGE
                                                                                IN NET
($ IN 000s)                                       REALIZED      CAPITAL       UNREALIZED
AFFILIATED        PURCHASE     SALES    DIVIDEND    GAIN         GAIN        APPRECIATION/        MARKET VALUE
USAA FUND          COST(A)   PROCEEDS    INCOME    (LOSS)    DISTRIBUTIONS  (DEPRECIATION)  12/31/2017   12/31/2018
-------------------------------------------------------------------------------------------------------------------
Core
  Intermediate-
  Term Bond
  ETF              $     -    $     -     $   46    $    -      $    -          $    (67)     $  1,598     $  1,531
Emerging
  Markets
  Fund
  Institutional
  Shares             3,813      6,177         43       587           -            (1,403)        5,963        2,783
Flexible
  Income Fund
  Institutional
  Shares                20      2,800         20      (369)          -               176         2,973            -(b)
Global
  Managed
  Volatility
  Fund
  Institutional
  Shares            16,076      1,947      2,261       (87)      1,305           (11,433)       80,358       82,967
Government
  Securities
  Fund
  Institutional
  Shares            85,115      7,891      2,222      (410)          -               370        64,280      141,464
Growth Fund
  Institutional
  Shares             6,037     20,491        177     4,100       2,223            (6,224)       36,299       19,721
High Income
  Fund
  Institutional
  Shares             1,754      8,444      1,155        28           -            (1,535)       21,857       13,660
Income Fund
  Institutional
  Shares             9,341     19,216      3,267      (899)         23            (3,790)      101,672       87,108
Income Stock
  Fund
  Institutional
  Shares            11,658      5,942         90     3,363         375            (4,304)        5,917       10,692

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

                                                                                CHANGE
                                                                                IN NET
($ IN 000s)                                       REALIZED      CAPITAL       UNREALIZED
AFFILIATED        PURCHASE     SALES    DIVIDEND    GAIN         GAIN        APPRECIATION/        MARKET VALUE
USAA FUND          COST(A)   PROCEEDS    INCOME    (LOSS)    DISTRIBUTIONS  (DEPRECIATION)  12/31/2017   12/31/2018
-------------------------------------------------------------------------------------------------------------------
Intermediate-
  Term Bond
  Fund
  Institutional
  Shares           $ 1,014    $43,039     $1,014    $5,296      $    -          $ (6,686)      $43,520      $   105
International
  Fund
  Institutional
  Shares             4,280     27,146        848     7,806       1,779           (16,423)       65,476       33,993
MSCI
  Emerging
  Markets
  Value
  Momentum
  Blend Index
  ETF                5,966          -        138         -           -            (1,360)        1,502        6,108
MSCI
  International
  Value
  Momentum
  Blend Index
  ETF               13,250          -        356         -           -            (3,314)        3,937       13,873
MSCI
  USA Small
  Cap Value
  Momentum
  Blend Index
  ETF                2,220          -         31         -           -              (337)          541        2,424
MSCI
  USA Value
  Momentum
  Blend Index
  ETF               14,818          -        287         -           -            (2,973)        6,647       18,492
Real Return
  Fund
  Institutional
  Shares                 9      9,876          9       560           -              (590)        9,897            -(b)
S&P 500
  Index Fund
  Reward
  Shares             4,204      5,757        185     1,293          98            (1,955)       11,916        9,701

================================================================================

64  | USAA TARGET RETIREMENT FUNDS

================================================================================

                                                                                CHANGE
                                                                                IN NET
($ IN 000s)                                       REALIZED      CAPITAL       UNREALIZED
AFFILIATED        PURCHASE     SALES    DIVIDEND    GAIN         GAIN        APPRECIATION/        MARKET VALUE
USAA FUND          COST(A)   PROCEEDS    INCOME    (LOSS)    DISTRIBUTIONS  (DEPRECIATION)  12/31/2017   12/31/2018
-------------------------------------------------------------------------------------------------------------------
Short-Term
  Bond Fund
  Institutional
  Shares          $  4,770   $  6,419    $ 1,278   $   (78)    $     7          $   (544)     $ 51,828     $ 49,557
Small Cap
  Stock Fund
  Institutional
  Shares             2,178      8,661        127     2,253         430            (2,681)       11,430        4,519
Target
  Managed
  Allocation
  Fund              14,548     16,735        897       778       3,187            (9,011)       50,844       40,424
Total Return
  Strategy
  Fund
  Institutional
  Shares                 8      1,614          8      (155)          -                21         1,740            -(b)
Value Fund
  Institutional
  Shares             4,794     22,933        217     3,795       1,903            (8,636)       36,660       13,680
TOTAL             $205,873   $215,088    $14,676   $27,861     $11,330          $(82,699)     $616,855     $552,802

(a) Includes reinvestment of distributions from dividend income and realized gains.
(b) As of the end of the reporting period, the Fund no longer holds the affiliated fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

TARGET 2030:

                                                                                CHANGE
                                                                                IN NET
($ IN 000s)                                       REALIZED      CAPITAL       UNREALIZED
AFFILIATED        PURCHASE     SALES    DIVIDEND    GAIN         GAIN        APPRECIATION/        MARKET VALUE
USAA FUND          COST(A)   PROCEEDS    INCOME    (LOSS)    DISTRIBUTIONS  (DEPRECIATION)  12/31/2017   12/31/2018
-------------------------------------------------------------------------------------------------------------------
Core
  Intermediate-
  Term Bond
  ETF             $      -    $     -     $  142   $     -      $    -          $   (207)     $  4,950     $  4,743
Emerging
  Markets
  Fund
  Institutional
  Shares            10,964     11,171        111      (845)          -            (2,139)       10,399        7,208
Flexible
  Income
  Fund
  Institutional
  Shares                39      4,981         39      (727)          -               260         5,409            -(b)
Global
  Managed
  Volatility
  Fund
  Institutional
  Shares            61,870      3,056      6,787      (179)      3,950           (34,721)      223,930      247,844
Government
  Securities
  Fund
  Institutional
  Shares           157,785      6,778      2,770      (342)          -             1,210        58,527      210,402
Growth Fund
  Institutional
  Shares            11,077     53,413        560     8,976       7,032           (16,026)      111,770       62,384
High Income
  Fund
  Institutional
  Shares             1,997     12,377      1,997       185           -            (2,882)       38,256       25,179
Income Fund
  Institutional
  Shares            13,110     25,964      4,217    (1,076)         30            (4,943)      130,250      111,377
Income Stock
  Fund
  Institutional
  Shares            32,380     18,292        248     9,717       1,149           (12,391)       18,181       29,595

================================================================================

66  | USAA TARGET RETIREMENT FUNDS

================================================================================

                                                                                CHANGE
                                                                                IN NET
($ IN 000s)                                       REALIZED      CAPITAL       UNREALIZED
AFFILIATED        PURCHASE     SALES    DIVIDEND    GAIN         GAIN        APPRECIATION/        MARKET VALUE
USAA FUND          COST(A)   PROCEEDS    INCOME    (LOSS)    DISTRIBUTIONS  (DEPRECIATION)  12/31/2017   12/31/2018
-------------------------------------------------------------------------------------------------------------------
Intermediate-
  Term Bond
  Fund
  Institutional
  Shares           $ 6,543    $90,285     $1,957   $ 5,778      $    -          $ (8,540)     $ 86,730      $   226
International
  Fund
  Institutional
  Shares            10,006     63,208      2,417    14,424       5,180           (40,559)      175,304       95,967
MSCI
  Emerging
  Markets Value
  Momentum
  Blend Index
  ETF               19,916          -        413         -           -            (4,378)        2,492       18,030
MSCI
  International
  Value
  Momentum
  Blend Index
  ETF               39,601          -      1,052         -           -            (9,805)       10,757       40,553
MSCI
  USA Small
  Cap Value
  Momentum
  Blend Index
  ETF                8,703          -        105         -           -            (1,294)        1,538        8,947
MSCI
  USA Value
  Momentum
  Blend Index
  ETF               45,574          -        865         -           -            (8,946)       19,676       56,304
Precious
  Metals and
  Minerals
  Fund
  Institutional
  Shares                 -          -          -         -           -                (8)           71           63

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

                                                                                CHANGE
                                                                                IN NET
($ IN 000s)                                       REALIZED      CAPITAL       UNREALIZED
AFFILIATED        PURCHASE     SALES    DIVIDEND    GAIN         GAIN        APPRECIATION/        MARKET VALUE
USAA FUND          COST(A)   PROCEEDS    INCOME    (LOSS)    DISTRIBUTIONS  (DEPRECIATION)  12/31/2017   12/31/2018
-------------------------------------------------------------------------------------------------------------------
Real Return
  Fund
  Institutional
  Shares          $     12   $ 14,773    $    12   $   800     $     -         $    (858)   $   14,819   $        -(b)
S&P 500
  Index Fund
  Reward
  Shares            11,544     15,141        575     2,953         306            (5,227)       36,134       30,263
Short-Term
  Bond Fund
  Institutional
  Shares            24,590      2,278        934       (52)          8              (306)       30,130       52,084
Small Cap
  Stock Fund
  Institutional
  Shares             7,080     24,266        390     4,050       1,326            (5,571)       32,638       13,931
Target
  Managed
  Allocation
  Fund              44,631     49,927      2,686     3,493       9,525           (27,490)      150,160      120,867
Total Return
  Strategy
  Fund
  Institutional
  Shares                27      4,779         27      (432)          -                34         5,150            -(b)
Value Fund
  Institutional
  Shares            11,108     62,205        708     5,190       6,182           (20,698)      111,595       44,990
TOTAL             $518,557   $462,894    $29,012   $51,913     $34,688         $(205,485)   $1,278,866   $1,180,957

(a) Includes reinvestment of distributions from dividend income and realized gains.
(b) As of the end of the reporting period, the Fund no longer holds the affiliated fund.

================================================================================

68  | USAA TARGET RETIREMENT FUNDS

================================================================================

TARGET 2040:

                                                                                CHANGE
                                                                                IN NET
($ IN 000s)                                       REALIZED      CAPITAL       UNREALIZED
AFFILIATED        PURCHASE     SALES    DIVIDEND    GAIN         GAIN        APPRECIATION/        MARKET VALUE
USAA FUND          COST(A)   PROCEEDS    INCOME    (LOSS)    DISTRIBUTIONS  (DEPRECIATION)  12/31/2017   12/31/2018
-------------------------------------------------------------------------------------------------------------------
Core
  Intermediate-
  Term Bond
  ETF             $      -    $     -     $  110   $     -      $    -          $   (161)     $  3,829  $     3,668
Emerging
  Markets
  Fund
  Institutional
  Shares            13,349     15,675        163      (609)          -            (3,551)       17,097       10,611
Flexible
  Income Fund
  Institutional
  Shares                26      3,434         26      (469)          -               175         3,702            -(b)
Global
  Managed
  Volatility
  Fund
  Institutional
  Shares            88,673      3,664      9,149      (214)      5,325           (46,870)      296,155      334,080
Government
  Securities
  Fund
  Institutional
  Shares           114,594      1,292      1,487       (50)          -             1,176        23,609      138,037
Growth Fund
  Institutional
  Shares            10,896     73,548        750    12,284       9,422           (21,779)      155,730       83,583
High Income
  Fund
  Institutional
  Shares             3,415     14,823      1,629       (61)          -            (2,186)       34,578       20,923
Income Fund
  Institutional
  Shares            15,486      4,807      2,205      (107)         19            (2,848)       63,204       70,928
Income Stock
  Fund
  Institutional
  Shares            45,573     26,119        348    14,092       1,612           (17,833)       25,945       41,658

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

                                                                                CHANGE
                                                                                IN NET
($ IN 000s)                                       REALIZED      CAPITAL       UNREALIZED
AFFILIATED        PURCHASE     SALES    DIVIDEND    GAIN         GAIN        APPRECIATION/        MARKET VALUE
USAA FUND          COST(A)   PROCEEDS    INCOME    (LOSS)    DISTRIBUTIONS  (DEPRECIATION)  12/31/2017   12/31/2018
-------------------------------------------------------------------------------------------------------------------
Intermediate-
  Term Bond
  Fund
  Institutional
  Shares           $ 1,279    $62,303     $1,279   $  (743)     $    -          $ (1,198)     $ 63,128     $    163
International
  Fund
  Institutional
  Shares            13,168     80,060      3,269    17,257       7,000           (52,697)      232,198      129,866
MSCI
  Emerging
  Markets
  Value
  Momentum
  Blend Index
  ETF               26,674        562        555      (119)          -            (5,942)        4,072       24,123
MSCI
  International
  Value
  Momentum
  Blend Index
  ETF               53,517          -      1,414         -           -           (13,199)       14,114       54,432
MSCI
  USA Small
  Cap Value
  Momentum
  Blend Index
  ETF               10,909          -        137         -           -            (1,512)        2,127       11,524
MSCI
  USA Value
  Momentum
  Blend Index
  ETF               64,420          -      1,185         -           -           (12,573)       26,679       78,526
Precious
  Metals and
  Minerals
  Fund
  Institutional
  Shares                 -          -          -         -           -                (8)           66           58

================================================================================

70  | USAA TARGET RETIREMENT FUNDS

================================================================================

                                                                                CHANGE
                                                                                IN NET
($ IN 000s)                                       REALIZED      CAPITAL       UNREALIZED
AFFILIATED        PURCHASE     SALES    DIVIDEND    GAIN         GAIN        APPRECIATION/        MARKET VALUE
USAA FUND          COST(A)   PROCEEDS    INCOME    (LOSS)    DISTRIBUTIONS  (DEPRECIATION)  12/31/2017   12/31/2018
-------------------------------------------------------------------------------------------------------------------
Real Return
  Fund
  Institutional
  Shares          $      9   $ 10,533    $     9   $   566     $     -         $    (605)   $   10,563   $        -(b)
S&P 500
  Index Fund
  Reward
  Shares            13,971     24,074        790    11,654         410           (14,637)       53,680       40,594
Short-Term
  Bond Fund
  Institutional
  Shares            23,938      2,083        275       (22)          3                (9)        1,500       23,324
Small Cap
  Stock Fund
  Institutional
  Shares             7,573     31,880        538     7,889       1,827           (10,047)       45,667       19,202
Target
  Managed
  Allocation
  Fund              60,888     43,968      3,617     2,935      12,827           (35,057)      177,975      162,773
Total Return
  Strategy
  Fund
  Institutional
  Shares                18      3,931         18      (349)          -                25         4,237            -(b)
Value Fund
  Institutional
  Shares             9,768     88,180        925     6,606       8,118           (27,192)      157,241       58,243
TOTAL             $578,144   $490,936    $29,878   $70,540     $46,563         $(268,528)   $1,417,096   $1,306,316

(a) Includes reinvestment of distributions from dividend income and realized gains.
(b) As of the end of the reporting period, the Fund no longer holds the affiliated fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  71

================================================================================

TARGET 2050:

                                                                                CHANGE
                                                                                IN NET
($ IN 000s)                                       REALIZED      CAPITAL       UNREALIZED
AFFILIATED        PURCHASE     SALES    DIVIDEND    GAIN         GAIN        APPRECIATION/        MARKET VALUE
USAA FUND          COST(A)   PROCEEDS    INCOME    (LOSS)    DISTRIBUTIONS  (DEPRECIATION)  12/31/2017   12/31/2018
-------------------------------------------------------------------------------------------------------------------
Core
  Intermediate-
  Term Bond
  ETF              $     -    $     -     $   28    $    -      $    -          $    (41)     $    975     $    934
Emerging
  Markets
  Fund
  Institutional
  Shares             7,164      9,302        108      (101)          -            (2,450)       11,719        7,030
Flexible
  Income
  Fund
  Institutional
  Shares                 7        844          7      (125)          -                33           929            -(b)
Global
  Managed
  Volatility
  Fund
  Institutional
  Shares            55,718      3,074      5,536      (180)      3,222           (28,379)      178,083      202,168
Government
  Securities
  Fund
  Institutional
  Shares            56,936        568        591       (21)          -               682         7,011       64,040
Growth Fund
  Institutional
  Shares             6,506     46,266        449     7,963       5,646           (13,472)       95,358       50,089
High Income
  Fund
  Institutional
  Shares             2,627      8,060        288       131           -              (396)        7,611        1,913
Income Fund
  Institutional
  Shares            11,249      4,317        811       (47)          8              (997)       24,608       30,496
Income Stock
  Fund
  Institutional
  Shares            25,555     16,089        195     8,589         959           (10,717)       15,969       23,307

================================================================================

72  | USAA TARGET RETIREMENT FUNDS

================================================================================

                                                                                CHANGE
                                                                                IN NET
($ IN 000s)                                       REALIZED      CAPITAL       UNREALIZED
AFFILIATED        PURCHASE     SALES    DIVIDEND    GAIN         GAIN        APPRECIATION/        MARKET VALUE
USAA FUND          COST(A)   PROCEEDS    INCOME    (LOSS)    DISTRIBUTIONS  (DEPRECIATION)  12/31/2017   12/31/2018
-------------------------------------------------------------------------------------------------------------------
Intermediate-
  Term Bond
  Fund
  Institutional
  Shares           $   452    $24,190     $  452    $ (337)     $    -          $   (379)     $ 24,578      $   124
International
  Fund
  Institutional
  Shares            10,527     52,032      1,972     8,832       4,281           (30,655)      141,179       77,851
MSCI
  Emerging
  Markets
  Value
  Momentum
  Blend Index
  ETF               15,805          -        343         -           -            (3,698)        2,807       14,914
MSCI
  International
  Value
  Momentum
  Blend Index
  ETF               32,648          -        861         -           -            (8,031)        8,495       33,112
MSCI
  USA Small
  Cap Value
  Momentum
  Blend Index
  ETF                7,562          -         89         -           -            (1,115)        1,295        7,742
MSCI
  USA Value
  Momentum
  Blend Index
  ETF               37,005      1,274        702       (65)          -            (7,132)       16,096       44,630
Real Return
  Fund
  Institutional

  Shares                 6      6,661          6       357           -              (382)        6,680            -(b)
S&P 500
  Index Fund
  Reward
  Shares             8,589     15,832        484     6,872         245            (8,621)       33,234       24,242

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  73

================================================================================

                                                                                CHANGE
                                                                                IN NET
($ IN 000s)                                       REALIZED      CAPITAL       UNREALIZED
AFFILIATED        PURCHASE     SALES    DIVIDEND    GAIN         GAIN        APPRECIATION/        MARKET VALUE
USAA FUND          COST(A)   PROCEEDS    INCOME    (LOSS)    DISTRIBUTIONS  (DEPRECIATION)  12/31/2017   12/31/2018
-------------------------------------------------------------------------------------------------------------------
Short-Term
  Bond Fund
  Institutional
  Shares          $  8,923   $    465    $    78   $    (2)    $     1         $      (2)     $      -     $  8,454
Small Cap
  Stock Fund
  Institutional
  Shares             8,482     22,988        337     4,843       1,143            (6,228)       27,902       12,011
Target
  Managed
  Allocation
  Fund              38,580     19,200      2,187       567       7,755           (20,174)       98,640       98,413
Total Return
  Strategy
  Fund
  Institutional
  Shares                13      2,358         13      (215)          -                18         2,542            -(b)
Value Fund
  Institutional
  Shares             5,970     53,679        570     2,355       4,990           (14,876)       96,286       36,056
TOTAL             $340,324   $287,199    $16,107   $39,416     $28,250         $(157,012)     $801,997     $737,526

(a) Includes reinvestment of distributions from dividend income and realized gains.
(b) As of the end of the reporting period, the Fund no longer holds the affiliated fund.

================================================================================

74  | USAA TARGET RETIREMENT FUNDS

================================================================================

TARGET 2060:

                                                                                CHANGE
                                                                                IN NET
($ IN 000s)                                       REALIZED      CAPITAL       UNREALIZED
AFFILIATED        PURCHASE     SALES    DIVIDEND    GAIN         GAIN        APPRECIATION/        MARKET VALUE
USAA FUND          COST(A)   PROCEEDS    INCOME    (LOSS)    DISTRIBUTIONS  (DEPRECIATION)  12/31/2017   12/31/2018
-------------------------------------------------------------------------------------------------------------------
Emerging
  Markets
  Fund
  Institutional
  Shares           $ 1,318     $1,497       $ 13      $(87)       $  -         $    (258)      $ 1,398      $   874
Flexible
  Income
  Fund
  Institutional
  Shares                 1         88          1       (10)          -                 -*           97            -(b)
Global
  Managed
  Volatility
  Fund
  Institutional
  Shares            10,701          -        650         -         378            (3,379)       16,424       23,746
Government
  Securities
  Fund
  Institutional
  Shares             6,001          -         70         -          -                 72         1,134        7,207
Growth Fund
  Institutional
  Shares             2,280      4,910         52       567         654            (1,257)        9,120        5,800
High Income
  Fund
  Institutional
  Shares               494      1,031         26         8           -               (29)          696          138
Income Fund
  Institutional
  Shares             1,948        290         89        (9)          1               (93)        2,095        3,651
Income Stock
  Fund
  Institutional
  Shares             2,761      1,775         21       335         103              (559)        1,756        2,518

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  75

================================================================================

                                                                                CHANGE
                                                                                IN NET
($ IN 000s)                                       REALIZED      CAPITAL       UNREALIZED
AFFILIATED        PURCHASE     SALES    DIVIDEND    GAIN         GAIN        APPRECIATION/        MARKET VALUE
USAA FUND          COST(A)   PROCEEDS    INCOME    (LOSS)    DISTRIBUTIONS  (DEPRECIATION)  12/31/2017   12/31/2018
-------------------------------------------------------------------------------------------------------------------
Intermediate-
  Term Bond
  Fund
  Institutional
  Shares            $  362     $2,143       $ 37      $(41)       $  -           $   (15)      $ 1,845       $    8
International
  Fund
  Institutional
  Shares             3,610      6,790        217         -         471            (2,479)       14,227        8,568
MSCI
  Emerging
  Markets Value
  Momentum
  Blend Index
  ETF                2,045         89         42       (19)          -              (413)          330        1,854
MSCI
  International
  Value
  Momentum
  Blend Index
  ETF                4,876          -        109         -           -            (1,081)          826        4,621
MSCI
  USA Small
  Cap Value
  Momentum
  Blend Index
  ETF                  944          -         10         -           -              (140)          127          931
MSCI
  USA Value
  Momentum
  Blend Index
  ETF                4,542         88         80        (4)          -              (817)        1,543        5,176
Real Return
  Fund
  Institutional
  Shares                 -        498          -*       26           -               (26)          498            -(b)
S&P 500
  Index Fund
  Reward Shares      2,405      2,876         62       280          29              (533)        3,601        2,877

================================================================================

76  | USAA TARGET RETIREMENT FUNDS

================================================================================

                                                                                CHANGE
                                                                                IN NET
($ IN 000s)                                       REALIZED      CAPITAL       UNREALIZED
AFFILIATED        PURCHASE     SALES    DIVIDEND    GAIN         GAIN        APPRECIATION/        MARKET VALUE
USAA FUND          COST(A)   PROCEEDS    INCOME    (LOSS)    DISTRIBUTIONS  (DEPRECIATION)  12/31/2017   12/31/2018
-------------------------------------------------------------------------------------------------------------------
Short-Term
  Bond Fund
  Institutional
  Shares           $   916    $     -     $   10     $   -      $    -*         $      -       $     -      $   916
Small Cap
  Stock Fund
  Institutional
  Shares               751      1,888         42       107         141              (311)        2,821        1,480
Target
  Managed
  Allocation
  Fund               6,458      1,782        257       (32)        910            (2,253)        9,160       11,551
Total Return
  Strategy Fund
  Institutional
  Shares                 1        154          1       (16)          -                 3           166            -(b)
Value Fund
  Institutional
  Shares             2,283      5,626         68      (116)        589            (1,358)        9,132        4,315
TOTAL              $54,697    $31,525     $1,857     $ 989      $3,276          $(14,926)      $76,996      $86,231

*Represents less than $500.

(a) Includes reinvestment of distributions from dividend income and realized gains.
(b) As of the end of the reporting period, the Fund no longer holds the affiliated fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  77

================================================================================

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFS, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule on the Fund's financial statements and various filings.

(10) RECENTLY ADOPTED ACCOUNTING STANDARD

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of this ASU guidance is limited to changes in the Funds' notes to financial statement disclosures regarding valuation method, fair value and transfers between levels of the fair value hierarchy.

================================================================================

78  | USAA TARGET RETIREMENT FUNDS

================================================================================

FINANCIAL HIGHLIGHTS

TARGET INCOME
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                   YEAR ENDED DECEMBER 31,
                                       ----------------------------------------------------------------------------
                                           2018            2017             2016              2015             2014
                                       ----------------------------------------------------------------------------
Net asset value at
  beginning of period                  $  11.69        $  11.41         $  11.09          $  11.82         $  11.84
                                       ----------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                     .29             .28              .28               .28              .34
  Net realized and
    unrealized gain (loss)                 (.64)            .70              .42              (.50)             .05
                                       ----------------------------------------------------------------------------
Total from investment operations           (.35)            .98              .70              (.22)             .39
                                       ----------------------------------------------------------------------------
Less distributions from:
  Net investment income                    (.29)           (.28)            (.28)             (.28)            (.40)
  Realized capital gains                   (.36)           (.42)            (.10)             (.23)            (.01)
                                       ----------------------------------------------------------------------------
Total distributions                        (.65)           (.70)            (.38)             (.51)            (.41)
                                       ----------------------------------------------------------------------------
Net asset value at end of period       $  10.69        $  11.69         $  11.41          $  11.09         $  11.82
                                       ============================================================================
Total return (%)*                         (3.01)           8.66             6.36             (1.95)            3.36
Net assets at end of period (000)      $318,796        $349,866         $317,856          $330,809         $367,307
Ratios to average
  daily net assets:**
  Expenses (%)(a)                           .07             .07              .07               .06              .05
  Net investment income (%)                2.53            2.44             2.41              2.36             2.80
Portfolio turnover (%)                       29              41(b)            14                35               11

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2018, average daily net assets were
    $340,642,000.
(a) Does not include acquired fund fees, if any.
(b) Overall increase in purchases and sales of securities.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  79

================================================================================

TARGET 2020
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                   YEAR ENDED DECEMBER 31,
                                       ----------------------------------------------------------------------------
                                           2018            2017             2016              2015             2014
                                       ----------------------------------------------------------------------------
Net asset value at
  beginning of period                  $  12.86        $  12.28         $  11.85          $  12.56         $  12.63
                                       ----------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                     .30             .30              .30               .30              .37
  Net realized and
    unrealized gain (loss)                 (.92)           1.25              .60              (.60)             .07
                                       ----------------------------------------------------------------------------
Total from investment operations           (.62)           1.55              .90              (.30)             .44
                                       ----------------------------------------------------------------------------
Less distributions from:
  Net investment income                    (.30)           (.30)            (.38)             (.21)            (.37)
  Realized capital gains                   (.66)           (.67)            (.09)             (.20)            (.14)
                                       ----------------------------------------------------------------------------
Total distributions                        (.96)           (.97)            (.47)             (.41)            (.51)
                                       ----------------------------------------------------------------------------
Net asset value at end of period       $  11.28        $  12.86         $  12.28          $  11.85         $  12.56
                                       ============================================================================
Total return (%)*                         (4.85)          12.71             7.57             (2.40)            3.45
Net assets at end of period (000)      $554,154        $617,583         $570,796          $583,926         $650,362
Ratios to average daily net assets:**
  Expenses (%)(a)                           .04             .04              .04               .04              .03
  Net investment income (%)                2.41            2.33             2.33              2.31             2.82
Portfolio turnover (%)                       34              39(b)            11                30               15

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2018, average daily net assets were
    $598,326,000.
(a) Does not include acquired fund fees, if any.
(b) Overall increase in purchases and sales of securities.

================================================================================

80  | USAA TARGET RETIREMENT FUNDS

================================================================================

TARGET 2030
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                   YEAR ENDED DECEMBER 31,
                                     ------------------------------------------------------------------------------
                                           2018            2017             2016              2015             2014
                                     ------------------------------------------------------------------------------
Net asset value at
  beginning of period                $    13.84      $    12.89       $    12.34        $    13.05       $    13.13
                                     ------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                     .30             .30              .30               .27              .35
  Net realized and
    unrealized gain (loss)                (1.25)           1.77              .77              (.63)             .11
                                     ------------------------------------------------------------------------------
Total from investment operations           (.95)           2.07             1.07              (.36)             .46
                                     ------------------------------------------------------------------------------
Less distributions from:
  Net investment income                    (.30)           (.32)            (.48)             (.08)            (.35)
  Realized capital gains                   (.72)           (.80)            (.04)             (.27)            (.19)
                                     ------------------------------------------------------------------------------
Total distributions                       (1.02)          (1.12)            (.52)             (.35)            (.54)
                                     ------------------------------------------------------------------------------
Net asset value at end of period     $    11.87      $    13.84       $    12.89        $    12.34       $    13.05
                                     ==============================================================================
Total return (%)*                         (6.99)          16.12             8.70             (2.81)            3.43
Net assets at end of period (000)    $1,183,564      $1,286,393       $1,098,440        $1,060,971       $1,135,347
Ratios to average
  daily net assets:**
  Expenses (%)(a)                           .03             .03              .03               .03              .03
  Net investment income (%)                2.25            2.29             2.22              2.08             2.63
Portfolio turnover (%)                       36              32                8                32               15

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2018, average daily net assets were
    $1,279,083,000.
(a) Does not include acquired fund fees, if any.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  81

================================================================================

TARGET 2040
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                   YEAR ENDED DECEMBER 31,
                                     ------------------------------------------------------------------------------
                                           2018            2017             2016              2015             2014
                                     ------------------------------------------------------------------------------
Net asset value at
  beginning of period                $    14.25      $    12.82       $    12.23        $    12.89       $    12.99
                                     ------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                     .27             .29              .26               .23              .30
  Net realized and
    unrealized gain (loss)                (1.46)           2.07              .83              (.58)             .11
                                     ------------------------------------------------------------------------------
Total from investment operations          (1.19)           2.36             1.09              (.35)             .41
                                     ------------------------------------------------------------------------------
Less distributions from:

  Net investment income                    (.28)           (.29)            (.48)             (.00)(a)         (.30)
  Realized capital gains                   (.91)           (.64)            (.02)             (.31)            (.21)
                                     ------------------------------------------------------------------------------
Total distributions                       (1.19)           (.93)            (.50)             (.31)            (.51)
                                     ------------------------------------------------------------------------------
Net asset value at end of period     $    11.87      $    14.25       $    12.82        $    12.23       $    12.89
                                     ==============================================================================
Total return (%)*                         (8.53)          18.46             8.97             (2.71)            3.15
Net assets at end of period (000)    $1,310,328      $1,424,068       $1,195,926        $1,128,269       $1,173,210
Ratios to average
  daily net assets:**
  Expenses (%)(b)                           .02             .03              .03               .03              .03
  Net investment income (%)                2.08            2.15             1.99              1.78             2.33
Portfolio turnover (%)                       35              32                9(c)             35               16

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2018, average daily net assets were
    $1,422,029,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Overall decrease in purchases and sales of securities.

================================================================================

82  | USAA TARGET RETIREMENT FUNDS

================================================================================

TARGET 2050
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                   YEAR ENDED DECEMBER 31,
                                       ----------------------------------------------------------------------------
                                           2018            2017             2016              2015             2014
                                       ----------------------------------------------------------------------------
Net asset value at
  beginning of period                  $  14.45       $   12.78         $  12.18          $  12.81         $  12.86
                                       ----------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                     .26             .27              .23               .20              .26
  Net realized and
    unrealized gain (loss)                (1.54)           2.20              .87              (.52)             .13
                                       ----------------------------------------------------------------------------
Total from investment operations          (1.28)           2.47             1.10              (.32)             .39
                                       ----------------------------------------------------------------------------
Less distributions from:
  Net investment income                    (.26)          (.28)             (.42)             (.00)(a)         (.26)
  Realized capital gains                   (.96)          (.52)             (.08)             (.31)            (.18)
                                       ----------------------------------------------------------------------------
Total distributions                       (1.22)          (.80)             (.50)             (.31)            (.44)
                                       ----------------------------------------------------------------------------
Net asset value at end of period       $  11.95       $  14.45          $  12.78          $  12.18         $  12.81
                                       ============================================================================
Total return (%)*                         (9.02)         19.39              9.02             (2.48)            3.02
Net assets at end of period (000)      $741,449       $804,921          $659,642          $603,281         $607,896
Ratios to average
  daily net assets:**
  Expenses (%)(b)                           .04            .04               .05               .04              .04
  Net investment income (%)                1.96           2.00              1.87              1.58             2.09
Portfolio turnover (%)                       36             30                 6(c)             39               16

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2018, average daily net assets were
    $808,857,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Overall decrease in purchases and sales of securities.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  83

================================================================================

TARGET 2060
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                   YEAR ENDED DECEMBER 31,
                                        ---------------------------------------------------------------------------
                                           2018            2017             2016              2015             2014
                                        ---------------------------------------------------------------------------
Net asset value at
  beginning of period                   $ 12.74         $ 11.07          $ 10.48           $ 10.93          $ 10.85
                                        ---------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                     .23             .22              .15               .18(a)           .25(a)
  Net realized and
    unrealized gain (loss)                (1.39)           1.93              .77              (.45)(a)          .07(a)
                                        ---------------------------------------------------------------------------
Total from investment operations          (1.16)           2.15              .92              (.27)(a)          .32(a)
                                        ---------------------------------------------------------------------------
Less distributions from:
  Net investment income                    (.23)           (.22)            (.30)             (.01)            (.18)
  Realized capital gains                   (.30)           (.26)            (.03)             (.17)            (.06)
                                        ---------------------------------------------------------------------------
Total distributions                        (.53)           (.48)            (.33)             (.18)            (.24)
                                        ---------------------------------------------------------------------------
Net asset value at end of period        $ 11.05         $ 12.74          $ 11.07           $ 10.48          $ 10.93
                                        ===========================================================================
Total return (%)*                         (9.18)          19.51             8.80             (2.47)            2.91
Net assets at end of period (000)       $87,403         $77,599          $53,142           $37,963          $25,808
Ratios to average daily net assets:**
  Expenses (%)(b)                           .10             .10              .10               .10              .10
  Expenses, excluding
    reimbursements (%)(b)                   .23             .29              .41               .51              .78
  Net investment income (%)                2.00            1.95             1.85              1.64             2.25
Portfolio turnover (%)                       36              37(c)             4(d)             35               16

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2018, average daily net assets were
    $89,131,000.
(a) Calculated using average shares.
(b) Does not include acquired fund fees, if any.
(c) Overall increase in purchases and sales of securities.
(d) Overall decrease in purchases and sales of securities.

================================================================================

84  | USAA TARGET RETIREMENT FUNDS

================================================================================

EXPENSE EXAMPLE

December 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Funds, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Each Fund also indirectly bears its pro-rata share of the expenses of the underlying USAA funds in which it invests (acquired funds). These acquired fund fees and expenses are not included in the Funds' annualized expense ratios used to calculate the expense estimates in the table on the next page.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2018, through December 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The actual expenses of each Fund, net of reimbursements, are zero.

================================================================================

                                                           EXPENSE EXAMPLE |  85

================================================================================

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these direct costs were included, your costs would have been higher. Acquired fund fees and

================================================================================

86  | USAA TARGET RETIREMENT FUNDS

================================================================================

expenses are not included in the Funds' annualized expense ratio used to calculate the expenses paid in the table below.

                                                                             EXPENSES PAID
                                  BEGINNING             ENDING              DURING PERIOD*
                                ACCOUNT VALUE        ACCOUNT VALUE           JULY 1, 2018 -
                                 JULY 1, 2018      DECEMBER 31, 2018       DECEMBER 31, 2018
                                ------------------------------------------------------------
TARGET INCOME
Actual                            $1,000.00           $  980.00                  $0.35
Hypothetical
  (5% return before expenses)      1,000.00            1,024.85                   0.36

TARGET 2020
Actual                             1,000.00              961.20                   0.20
Hypothetical
  (5% return before expenses)      1,000.00            1,025.00                   0.20

TARGET 2030
Actual                             1,000.00              940.30                   0.15
Hypothetical
  (5% return before expenses)      1,000.00            1,025.05                   0.15

TARGET 2040
Actual                             1,000.00              925.10                   0.15
Hypothetical
  (5% return before expenses)      1,000.00            1,025.05                   0.15

TARGET 2050
Actual                             1,000.00              919.90                   0.19
Hypothetical
  (5% return before expenses)      1,000.00            1,025.00                   0.20

TARGET 2060
Actual                             1,000.00              919.80                   0.48
Hypothetical
  (5% return before expenses)      1,000.00            1,024.70                   0.51

*Expenses equal each Fund's annualized expense ratio of 0.07% for Target
 Income, 0.04% for Target 2020, 0.03% for Target 2030, 0.03% for Target 2040, 0.04% for Target 2050, 0.10% for Target 2060, which is net of any reimbursements and expenses paid indirectly and excludes expenses of the acquired funds, multiplied by 184 days/365 days (to reflect the one-half year period). Each Funds' actual ending account value is based on its actual total return for the current period of July 1, 2018, through December 31, 2018. These total returns equaled (2.00)%, (3.88)%, (5.97)%, (7.49)%, (8.01)%, and (8.02)%
 for the Target Income, Target 2020, Target 2030, Target 2040, Target 2050, and Target 2060 Funds, respectively.

================================================================================

                                                           EXPENSE EXAMPLE |  87

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 53 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

88  | USAA TARGET RETIREMENT FUNDS

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman, USAA ETF Trust (06/17-present); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  89

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Trustee, USAA ETF Trust (06/17-present); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-present); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

90  | USAA TARGET RETIREMENT FUNDS

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-present); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-present); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  91

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-present); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

92  | USAA TARGET RETIREMENT FUNDS

================================================================================

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-present); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  93

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-present); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

94  | USAA TARGET RETIREMENT FUNDS

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President, USAA ETF Trust (06/17-present); Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, USAA ETF Trust (06/17-present); Head of Equities, Equity Investments, AMCO (01/12-present).

KRISTEN MILLAN
Secretary
Born: April 1983
Year of Appointment: 2019

Senior Attorney, FASG General Counsel, USAA (09/17-present); Attorney, FASG General Counsel, USAA (06/13-09/17). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

SEBA KURIAN
Assistant Secretary
Born: December 1978
Year of Appointment: 2019

Secretary, USAA ETF Trust (09/17-present); Senior Attorney, USAA FASG Counsel (06/16-present); Senior Attorney, Invesco Ltd. (05/11-06/16). Ms. Kurian also serves as assistant secretary of ICORP and IMCO.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  95

================================================================================

JAMES K. DE VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Treasurer, USAA ETF Trust (09/18-present); Executive Director, Investment and Financial Administration, USAA (04/12-present); Assistant Treasurer, USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Assistant Treasurer, USAA ETF Trust (09/18-present); Accounting/Financial Director, USAA (12/13-present); Senior Accounting Analyst, USAA (03/11-12/13).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Chief Compliance Officer, USAA ETF Trust (06/17-present); Assistant Vice President, Compliance-Investments, USAA (02/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-01/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

96  | USAA TARGET RETIREMENT FUNDS

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                           State Street Bank and Trust Company
ACCOUNTING AGENT, AND                P.O. Box 1713
SUB-ADMINISTRATOR                    Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

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================================================================================
88214-0219                                   (C)2019, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                    [GRAPHIC OF USAA ULTRA SHORT-TERM BOND FUND]

================================================================================

    ANNUAL REPORT
    USAA ULTRA SHORT-TERM BOND FUND
    FUND SHARES o INSTITUTIONAL SHARES o R6 SHARES
    DECEMBER 31, 2018

================================================================================

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

================================================================================

PRESIDENT'S MESSAGE

"LONG-TERM INVESTORS SHOULD MAKE DECISIONS
BASED ON THEIR LONG-TERM OBJECTIVES, TIME HORIZON, [PHOTO OF BROOKS ENGLEHARDT] AND RISK TOLERANCE. THEY SHOULD NEVER MAKE HASTY
PORTFOLIO DECISIONS BASED ON MARKET TURMOIL."

--------------------------------------------------------------------------------

FEBRUARY 2019

Volatility returned to the financial markets in a big way during 2018. Ultimately, 2018 turned out to be one of the most volatile years since the 2008 financial crisis, with nearly all equity markets recording negative returns. The turmoil began in early February 2018 when a surge in U.S. inflation suggested that the Federal Reserve (Fed) might increase its pace of interest rate increases. Global stocks broadly declined in response. Although emerging-markets stocks continued to trend down, developed-markets equities generally rebounded, and in spite of ongoing volatility, global equities posted new gains into the summer and early fall 2018. Market conditions grew more challenging in October 2018, as investors became concerned that the U.S. economic expansion might be losing steam. In this environment, worries about continued Fed interest rate increases, the U.S.-China trade dispute, and corporate earnings weakness drove a worldwide sell-off, led by U.S. stocks, which continued through the end of 2018.

Investors, who traditionally seek safe haven in fixed income securities during volatile times, found little relief in bonds during 2018. For most of 2018, longer-term yields climbed (and bond prices fell), as the Fed maintained its commitment to raising short-term interest rates. The situation improved slightly in November and December 2018 due to changing market expectations about the pace of Fed interest rate increases during 2019. In December 2018, Fed policymakers altered their forecast, decreasing the number of their projected 2019 interest rate increases from three to two. By year end 2018, longer-term yields had dropped from their period highs, which suggested that investors thought that the Fed might raise interest rates a single time or even remain on hold throughout 2019. The yield on the bellwether 10-year U.S. Treasury note started in January 2018 at 2.46%, reached 3.24% -- its high of the reporting period -- on November 8, 2018, and ended December 2018 at 2.69%.

================================================================================

================================================================================

Of course, it is difficult to predict what the Fed will do in 2019 or what the economic data will look like. At USAA Investments, we believe the U.S. economy will continue expanding, though at a slower pace than in 2018. We see little chance of a recession in the next 12 months. As for stocks, we had said for some time that valuations were stretched. After the recent sell-off, valuations appear more reasonable. Market declines can present attractive opportunities to discerning investors; the new year may be a good time to add holdings that support your long-term investment plan.

In the coming months, shareholders can expect to hear a lot of media "noise" about the markets, Fed monetary policy, economic growth, and trade. The exaggerated language, such as that employed during the sell-off (the steep drop on December 24, 2018, and the historic one-day rally on December 26, 2018 are prime examples), are designed to provoke an emotional reaction. We believe that shareholders should focus on information that can provide the perspective they need to manage their investments. Long-term investors should make decisions based on their long-term objectives, time horizon, and risk tolerance. They should never make hasty portfolio decisions based on market turmoil. One way to avoid the temptation to time the market is dollar-cost averaging, which is the strategy of investing a set amount on a regular basis.

Diversification is another good investment strategy, that can potentially protect a portfolio from market turbulence or shifts in performance leadership. The primary goal of diversification, after all, is long-term risk management. If you are uneasy about market risk in general or you want to evaluate current portfolio risk, please call USAA to speak with an advisor. They can help you review your investment plan and make sure you are properly diversified.

At USAA Investments, we are committed to helping you meet your financial objectives. Rest assured we will continue to monitor the financial markets, economic conditions, Fed monetary policy, and shifts in interest rates, as well as other matters that could potentially affect your investments.

On behalf of everyone here, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY ON THE FUND                                              1

INVESTMENT OVERVIEW                                                           3

FINANCIAL INFORMATION

   Distributions to Shareholders                                              7
   Report of Independent Registered
     Public Accounting Firm                                                   8
   Portfolio of Investments                                                   9
   Notes to Portfolio of Investments                                         20
   Financial Statements                                                      24
   Notes to Financial Statements                                             28
   Financial Highlights                                                      42

EXPENSE EXAMPLE                                                              45

TRUSTEES' AND OFFICERS' INFORMATION                                          47

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2019, USAA. All rights reserved.

================================================================================

================================================================================

MANAGER'S COMMENTARY ON THE FUND

ANTHONY M. ERA                                         [PHOTO OF ANTHONY M. ERA]
USAA Asset Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Bond yields ended the reporting period ending December 31, 2018, higher than they began, as the Federal Reserve (Fed) continued to tighten monetary policy. Fed policymakers raised the federal funds (Fed Funds) rate four times during 2018--by 0.25% on each occasion--to a range of between 2.25% and 2.50%. They also continued to trim the Fed's balance sheet by gradually decreasing the reinvestment of maturing holdings of U.S. Treasury and government-sponsored mortgage-backed securities.

    For most of the reporting period, bond yields of two years and longer rose amid robust U.S. economic growth and the Fed's gradual pace of interest rates increases. However, as the U.S. economic expansion showed signs of moderating, investors grew skeptical about the Fed's plan to raise the Fed Funds rate twice during 2019. At their December 2018 policy meeting, Fed officials had projected two interest rate increases in 2019, down from the three they had forecast in September 2018, but said that "further gradual increases" could be "consistent" with ongoing economic growth, a strong job market, and inflation near their 2% target. Bond yields of two years and longer fell, as the market began pricing in the possibility that the Fed would not increase interest rates at all during 2019. Yields of less than two years continued to rise and ended December 2018 near their highs of the reporting period. The one-year U.S. Treasury yield, which started the reporting period at 1.83%, closed it at 2.63%.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  1

================================================================================

o HOW DID THE USAA ULTRA SHORT-TERM BOND FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and R6 Shares. For the reporting period ended December 31, 2018, the Fund Shares, Institutional Shares, and R6 shares had total returns of 1.40%, 1.45%, and 1.51%, respectively. This compares to total returns of 1.86% for the Citigroup 3-Month U.S. Treasury Bill Index and 1.74% for the Lipper Ultra Short Obligations Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The Manager provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES FOR THE FUND DURING THE REPORTING PERIOD?

    Although rising short-term interest rates weighed on performance, the Fund benefited from the slightly higher income generated by its portfolio of bonds during the reporting period. Widening credit spreads dampened performance as well. Maintaining our investment approach, we selectively sought relative value opportunities among various sectors near the front end of the yield curve. As always, we worked closely with our in-house team of analysts, who use independent credit research to identify and evaluate potential investments. Our analysts also continuously monitored every bond in the portfolio. As the Fed continues with its plan to raise interest rates, we intend to seek out what we believe are selective opportunities during periods of market volatility.

    At the end of the reporting period, the Fund had a weighted average maturity of close to one year at 0.9. The Fund's duration, which is a measure of its sensitivity to changes in interest rates, was one year.

    Thank you for the opportunity to help you with your investment needs.

    As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

    Refer to page 3 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

INVESTMENT OVERVIEW

                 o AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/18 o

-----------------------------------------------------------------------------------------------------------
                                                                                    SINCE         INCEPTION
                                              1 YEAR     5 YEAR       10 YEAR     INCEPTION*         DATE
-----------------------------------------------------------------------------------------------------------
Fund Shares                                   1.40%       1.12%          -          1.41%         10/18/10
Institutional Shares                          1.45%       1.12%          -          1.19%          7/12/13
R6 Shares                                     1.51%         -            -          1.60%          3/01/17
Citigroup 3-Month U.S.
  Treasury Bill Index**                       1.86%       0.60%        0.35%          -               -
Lipper Ultra Short
  Obligations Funds Index***                  1.74%       1.08%        1.41%          -               -

*Since inception returns are shown when a share class has less than 10 years of performance. Total returns for periods of less than one year are not annualized.

**The unmanaged Citigroup 3-Month U.S. Treasury Bill Index represents the total return received by investors of 3-month U.S. Treasury securities.

***The unmanaged Lipper Ultra Short Obligations Funds Index tracks the total return performance of the 30 largest funds within the Lipper Ultra Short Obligations Funds category.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  3

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                       USAA ULTRA              LIPPER ULTRA          CITIGROUP 3-MONTH
                       SHORT-TERM            SHORT OBLIGATIONS         U.S. TREASURY
                     BOND FUND SHARES           FUNDS INDEX              BILL INDEX
10/31/2010              $10,000.00               $10,000.00              $10,000.00
11/30/2010                9,991.00                 9,999.63               10,001.18
12/31/2010                9,991.00                10,001.43               10,002.47
 1/31/2011               10,010.00                10,010.36               10,003.67
 2/28/2011               10,032.00                10,022.47               10,004.81
 3/31/2011               10,043.00                10,028.04               10,006.00
 4/30/2011               10,076.00                10,046.48               10,007.05
 5/31/2011               10,117.00                10,055.32               10,007.83
 6/30/2011               10,120.00                10,057.04               10,008.33
 7/31/2011               10,141.00                10,063.96               10,008.65
 8/31/2011               10,133.00                10,054.67               10,009.13
 9/30/2011               10,118.00                10,041.28               10,009.51
10/31/2011               10,150.00                10,055.48               10,009.88
11/30/2011               10,142.00                10,053.10               10,009.99
12/31/2011               10,150.00                10,058.88               10,010.08
 1/31/2012               10,204.00                10,092.30               10,010.18
 2/29/2012               10,239.00                10,111.50               10,010.40
 3/31/2012               10,253.00                10,127.40               10,010.84
 4/30/2012               10,288.00                10,141.92               10,011.41
 5/31/2012               10,291.00                10,147.98               10,012.11
 6/30/2012               10,316.00                10,158.77               10,012.73
 7/31/2012               10,350.00                10,185.09               10,013.41
 8/31/2012               10,386.00                10,204.92               10,014.13
 9/30/2012               10,419.00                10,224.24               10,014.91
10/31/2012               10,444.00                10,232.20               10,015.75
11/30/2012               10,458.00                10,234.96               10,016.52
12/31/2012               10,468.00                10,238.23               10,017.27
 1/31/2013               10,492.00                10,248.67               10,017.85
 2/28/2013               10,516.00                10,255.22               10,018.30
 3/31/2013               10,531.00                10,260.54               10,018.91
 4/30/2013               10,544.00                10,271.15               10,019.57
 5/31/2013               10,536.00                10,266.32               10,020.21
 6/30/2013               10,506.00                10,245.46               10,020.62
 7/31/2013               10,528.00                10,253.75               10,020.97
 8/31/2013               10,528.00                10,254.22               10,021.29
 9/30/2013               10,558.00                10,266.89               10,021.57
10/31/2013               10,579.00                10,277.35               10,021.79
11/30/2013               10,600.00                10,287.15               10,021.98
12/31/2013               10,606.00                10,289.73               10,022.29
 1/31/2014               10,627.00                10,300.80               10,022.77
 2/28/2014               10,648.00                10,308.34               10,023.19
 3/31/2014               10,648.00                10,313.97               10,023.54
 4/30/2014               10,669.00                10,322.00               10,023.83
 5/31/2014               10,690.00                10,332.41               10,024.15
 6/30/2014               10,700.00                10,337.75               10,024.41
 7/31/2014               10,694.00                10,341.86               10,024.66
 8/31/2014               10,716.00                10,346.94               10,024.92
 9/30/2014               10,699.00                10,346.74               10,025.15
10/31/2014               10,722.00                10,349.11               10,025.36
11/30/2014               10,732.00                10,350.04               10,025.51
12/31/2014               10,708.00                10,339.79               10,025.63
 1/31/2015               10,741.00                10,348.80               10,025.80
 2/28/2015               10,753.00                10,358.29               10,025.98
 3/31/2015               10,764.00                10,365.85               10,026.18
 4/30/2015               10,776.00                10,372.57               10,026.34
 5/31/2015               10,788.00                10,378.24               10,026.48
 6/30/2015               10,779.00                10,376.65               10,026.59
 7/31/2015               10,780.00                10,378.45               10,026.68
 8/31/2015               10,759.00                10,374.04               10,026.93
 9/30/2015               10,738.00                10,372.65               10,027.19
10/31/2015               10,759.00                10,378.24               10,027.43
11/30/2015               10,747.00                10,377.42               10,027.71
12/31/2015               10,710.00                10,370.30               10,028.48
 1/31/2016               10,688.00                10,375.49               10,029.73
 2/29/2016               10,687.00                10,372.93               10,031.54
 3/31/2016               10,741.00                10,398.67               10,033.87
 4/30/2016               10,785.00                10,425.76               10,036.24
 5/31/2016               10,797.00                10,439.47               10,038.38
 6/30/2016               10,830.00                10,456.44               10,040.38
 7/31/2016               10,863.00                10,478.49               10,042.61
 8/31/2016               10,876.00                10,491.94               10,045.00
 9/30/2016               10,889.00                10,503.99               10,047.41
10/31/2016               10,900.00                10,516.19               10,049.94
11/30/2016               10,880.00                10,519.90               10,052.53
12/31/2016               10,895.00                10,532.21               10,055.64
 1/31/2017               10,918.00                10,550.73               10,059.38
 2/28/2017               10,931.00                10,565.52               10,063.31
 3/31/2017               10,945.00                10,570.98               10,067.82
 4/30/2017               10,958.00                10,580.68               10,072.93
 5/31/2017               10,983.00                10,595.61               10,079.03
 6/30/2017               10,987.00                10,606.87               10,086.17
 7/31/2017               11,012.00                10,620.86               10,094.28
 8/31/2017               11,027.00                10,632.71               10,103.20
 9/30/2017               11,033.00                10,644.16               10,111.92
10/31/2017               11,058.00                10,657.54               10,121.05
11/30/2017               11,042.00                10,663.53               10,130.08
12/31/2017               11,059.00                10,672.53               10,140.22
 1/31/2018               11,053.00                10,682.06               10,151.37
 2/28/2018               11,049.00                10,688.51               10,162.30
 3/31/2018               11,057.00                10,694.41               10,175.56
 4/30/2018               11,075.00                10,717.82               10,189.28
 5/31/2018               11,106.00                10,739.76               10,204.49
 6/30/2018               11,104.00                10,755.69               10,219.93
 7/31/2018               11,136.00                10,779.04               10,236.51
 8/31/2018               11,171.00                10,801.51               10,253.77
 9/30/2018               11,190.00                10,818.89               10,271.03
10/31/2018               11,190.00                10,835.08               10,289.72
11/30/2018               11,203.00                10,845.11               10,308.69
12/31/2018               11,215.00                10,857.83               10,329.11

                                   [END CHART]

                      Data from 10/31/10 through 12/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Ultra Short-Term Bond Fund Shares to the benchmarks listed above (see page 3 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Ultra Short Obligations Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the Lipper Ultra Short Obligations Funds Index and Citigroup 3-Month U.S. Treasury Bill Index is calculated from the end of the month, October 31, 2010, while the USAA Ultra Short-Term Bond Fund Shares commenced operations on October 18, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

4   | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

                         o ASSET ALLOCATION - 12/31/18 o
                                (% of Net Assets)

                         [PIE CHART OF ASSET ALLOCATION]

CORPORATE OBLIGATIONS                                                      42.0%
EURODOLLAR AND YANKEE OBLIGATIONS                                          26.1%
ASSET-BACKED SECURITIES                                                    16.6%
BANK LOANS                                                                  4.1%
COMMERCIAL MORTGAGE SECURITIES                                              3.8%
COLLATERALIZED LOAN OBLIGATIONS                                             3.8%
MONEY MARKET INSTRUMENTS                                                    2.3%
MUNICIPAL OBLIGATIONS                                                       1.2%

                                   [END CHART]

Percentages are of the net assets of the Fund, and may not equal 100%.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o PORTFOLIO RATINGS MIX - 12/31/18 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

BBB                                                                        36.0%
A                                                                          23.2%
AAA                                                                        18.4%
AA                                                                         17.9%
BELOW INVESTMENT-GRADE                                                      4.5%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

6  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2018:

                                 QUALIFIED INTEREST
                                       INCOME
                                 ------------------
                                     $6,470,000
                                 ------------------

================================================================================

                                              DISTRIBUTIONS TO SHAREHOLDERS |  7

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF USAA ULTRA SHORT-TERM BOND
FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of Ultra Short-Term Bond Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
February 22, 2019

================================================================================

8  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2018

------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                               MARKET
AMOUNT                                                                                      COUPON                       VALUE
(000)        SECURITY                                                                        RATE        MATURITY        (000)
------------------------------------------------------------------------------------------------------------------------------
             BONDS (97.6%)

             ASSET-BACKED SECURITIES (16.6%)

             ASSET BACKED SECURITIES (16.0%)
             -------------------------------
             AUTOMOBILE ABS (11.5%)
$    2,600   AmeriCredit Automobile Receivables Trust                                        3.13%      10/08/2020    $  2,600
       599   ARI Fleet Lease Trust(a)                                                        1.91        4/15/2026         595
     1,000   ARI Fleet Lease Trust(a)                                                        2.28        4/15/2026         989
     1,000   Avis Budget Rental Car Funding AESOP, LLC(a)                                    3.75        7/20/2020       1,000
       676   Avis Budget Rental Car Funding AESOP, LLC(a)                                    2.50        2/20/2021         673
     2,000   Avis Budget Rental Car Funding AESOP, LLC(a)                                    4.94        6/20/2022       2,023
     2,000   Canadian Pacer Auto Receivables Trust(a)                                        2.05        3/19/2021       1,986
     1,350   CarMax Auto Owner Trust                                                         2.17       10/15/2020       1,346
       464   Credit Acceptance Auto Loan Trust(a)                                            4.29       11/15/2024         466
     1,000   Credit Acceptance Auto Loan Trust(a)                                            2.65        6/15/2026         991
     2,000   Enterprise Fleet Financing, LLC(a)                                              2.04        2/22/2022       1,974
     1,646   Exeter Automobile Receivables Trust(a)                                          4.93       12/15/2020       1,647
     2,000   Exeter Automobile Receivables Trust(a)                                          5.83       12/15/2021       2,033
     1,388   Exeter Automobile Receivables Trust(a)                                          2.90        1/18/2022       1,386
       476   Exeter Automobile Receivables Trust(a)                                          3.46       10/17/2022         477
     1,000   Hyundai Auto Receivables Trust                                                  3.14        6/17/2024       1,006
     2,000   OSCAR U.S. Funding Trust IX, LLC(a)                                             3.15        8/10/2021       2,000
     1,500   OSCAR U.S. Funding Trust VIII, LLC(a)                                           3.23        5/10/2022       1,501
     1,025   Prestige Auto Receivables Trust(a)                                              2.40        4/15/2021       1,023
     1,000   Prestige Auto Receivables Trust(a)                                              3.05        4/15/2021       1,000
       362   Santander Drive Auto Receivables Trust                                          2.74       12/15/2021         362
       958   Santander Drive Auto Receivables Trust                                          3.52       12/15/2022         959
     2,000   Santander Retail Auto Lease Trust(a)                                            2.22        1/20/2021       1,984
       500   Securitized Term Auto Receivables Trust(a)                                      1.52        3/25/2020         498
       566   Securitized Term Auto Receivables Trust(a)                                      1.89        8/25/2020         564
       972   TCF Auto Receivables Owner Trust(a)                                             2.55        4/15/2021         969
       142   Wheels SPV, LLC(a)                                                              1.59        5/20/2025         142
     2,000   Wheels SPV, LLC(a)                                                              1.87        5/20/2025       1,985
                                                                                                                      --------
                                                                                                                        34,179
                                                                                                                      --------
             CREDIT CARD ABS (1.3%)
     2,000   Master Credit Card Trust "A"(a)                                                 2.26        7/21/2021       1,983
     2,000   Synchrony Credit Card Master Note Trust "C"(f)                                  2.56        6/15/2023       1,977
                                                                                                                      --------
                                                                                                                         3,960
                                                                                                                      --------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  9

================================================================================

------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                               MARKET
AMOUNT                                                                                      COUPON                       VALUE
(000)        SECURITY                                                                        RATE        MATURITY        (000)
------------------------------------------------------------------------------------------------------------------------------
             OTHER ABS (2.8%)
$    1,950   BCC Funding XIII, LLC(a)                                                        4.78%       8/20/2022    $  1,984
     2,000   Dell Equipment Finance Trust(a)                                                 3.24        7/22/2022       2,000
       828   Great America Leasing Receivables Funding, LLC(a)                               2.06        6/22/2020         824
     1,000   Great America Leasing Receivables Funding, LLC(a)                               2.36        1/20/2023         992
       264   NP SPE II, LLC(a)                                                               3.37       10/21/2047         261
     1,311   SCF Equipment Leasing, LLC(a)                                                   3.41       12/20/2023       1,309
     1,000   Volvo Financial Equipment, LLC(a)                                               1.92        3/15/2021         993
                                                                                                                      --------
                                                                                                                         8,363
                                                                                                                      --------
             STUDENT LOAN ABS (0.4%)
     1,000   SLM Private Education Loan Trust(a)                                             2.50        3/15/2047         995
                                                                                                                      --------
             Total Asset Backed Securities                                                                              47,497
                                                                                                                      --------
             MORTGAGE SECURITIES (0.6%)
             --------------------------
             WHOLE LOAN COLLATERAL CMO (0.6%)
     2,000   Holmes Master Issuer plc (3 mo. LIBOR + 0.36%)(a)                               2.80(b)    10/15/2054       1,995
                                                                                                                      --------
             Total Asset-Backed Securities (cost: $49,664)                                                              49,492
                                                                                                                      --------
             BANK LOANS (4.1%)(C)

             COMMUNICATIONS (0.7%)
             ---------------------
             INTERNET (0.5%)
     1,500   Symantec Corp. (1 mo. LIBOR + 1.50%)                                            4.06        7/28/2019       1,491
                                                                                                                      --------
             TELECOMMUNICATIONS (0.2%)
       649   AT&T, Inc. (1 mo. LIBOR + 1.13%)                                                3.60       12/14/2020         649
                                                                                                                      --------
             Total Communications                                                                                        2,140
                                                                                                                      --------
             CONSUMER, CYCLICAL (0.1%)
             -------------------------
             APPAREL (0.1%)
       420   Phillips-Van Heusen Corp. (1 mo. LIBOR + 1.50%)                                 3.96        5/19/2021         419
                                                                                                                      --------
             CONSUMER, NON-CYCLICAL (0.8%)
             -----------------------------
             HEALTHCARE-SERVICES (0.8%)
     2,318   HCA, Inc. (1 mo. LIBOR + 1.50%)                                                 4.02        6/10/2020       2,308
                                                                                                                      --------
             FINANCIAL (1.0%)
             ----------------
             REITs (1.0%)
     3,000   Sabra Health Care Ltd. (1 mo. LIBOR + 1.45%)                                    3.97        8/17/2020       2,985
                                                                                                                      --------
             TECHNOLOGY (0.7%)
             -----------------
             COMPUTERS (0.7%)
     1,974   Dell International, LLC (1 mo. LIBOR + 1.75%)                                   4.28        9/07/2021       1,922
                                                                                                                      --------

================================================================================

10  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                               MARKET
AMOUNT                                                                                      COUPON                       VALUE
(000)        SECURITY                                                                        RATE        MATURITY        (000)
------------------------------------------------------------------------------------------------------------------------------
             UTILITIES (0.8%)
             ----------------
             ELECTRIC (0.8%)
$    2,415   AES Corp. (3 mo. LIBOR + 1.75%)(d)                                              4.46%       5/31/2022    $  2,368
                                                                                                                      --------
             Total Bank Loans (cost: $12,249)                                                                           12,142
                                                                                                                      --------

             COLLATERALIZED LOAN OBLIGATIONS (3.8%)

             ASSET BACKED SECURITIES (3.8%)
             ------------------------------
     2,000   CIFC Funding Ltd. (3 mo. LIBOR + 0.86%)(a)                                      3.35(b)    10/25/2027       1,970
     1,000   CIFC Funding Ltd. (3 mo. LIBOR + 0.80%)(a)                                      3.27(b)     1/20/2028         985
     2,000   Madison Park Funding XI Ltd.
               (3 mo. LIBOR + 1.16%)(a)                                                      3.64(b)     7/23/2029       1,997
     1,500   Octagon Investment Partners 25 Ltd.
               (3 mo. LIBOR + 0.80%)(a)                                                      3.27(b)    10/20/2026       1,476
     1,380   Palmer Square Loan Funding 2018-2 Ltd.
               (3 mo. LIBOR + 0.65%)(a)                                                      3.09(b)     7/15/2026       1,365
       500   Palmer Square Loan Funding 2018-2 Ltd.
               (3 mo. LIBOR + 1.05%)(a)                                                      3.49(b)     7/15/2026         493
     1,000   Palmer Square Loan Funding 2018-5 Ltd.
               (3 mo. LIBOR + 0.85%)(a)                                                      3.32(b)     1/20/2027         998
     2,000   Sound Point X Ltd. (3 mo. LIBOR + 0.89%)(a)                                     3.36(b)     1/20/2028       1,974
                                                                                                                      --------
             Total Asset Backed Securities                                                                              11,258
                                                                                                                      --------
             Total Collateralized Loan Obligations (cost: $11,372)                                                      11,258
                                                                                                                      --------

             COMMERCIAL MORTGAGE SECURITIES (3.8%)

             MORTGAGE SECURITIES (3.8%)
             --------------------------
             COMMERCIAL MBS (3.8%)
    25,089   GS Mortgage Securities Trust(a),(e),(g)                                         0.66(h)     3/10/2044         287
     1,545   CGBAM Commercial Mortgage Trust                                                 3.21        4/10/2028       1,543
     1,700   Commercial Mortgage Trust
               (1 mo. LIBOR + 1.60%)(a)                                                      3.99(b)     2/13/2032       1,694
       549   Commercial Mortgage Trust                                                       5.67(h)     7/10/2038         551
     2,800   FREMF Mortgage Trust(a)                                                         5.37(h)    12/25/2046       2,855
     1,575   FREMF Mortgage Trust(a)                                                         3.04(h)    10/25/2047       1,569
       269   GS Mortgage Securities Trust                                                    1.51        9/10/2047         267
    10,588   JPMBB Commercial Mortgage Securities Trust(e),(g)                               1.12(h)     4/15/2047         174
       405   LSTAR Commercial Mortgage Trust(a)                                              2.42        3/10/2050         401
     2,000   Morgan Stanley Capital Trust "A"
               (3 mo. LIBOR + 0.70%)(a)                                                      3.16(b)    11/15/2034       1,971
                                                                                                                      --------
             Total Mortgage Securities                                                                                  11,312
                                                                                                                      --------
             Total Commercial Mortgage Securities (cost: $11,050)                                                       11,312
                                                                                                                      --------

================================================================================

                                                 PORTFOLIO OF INVESTMENTS |   11

================================================================================

------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                               MARKET
AMOUNT                                                                                      COUPON                       VALUE
(000)        SECURITY                                                                        RATE        MATURITY        (000)
------------------------------------------------------------------------------------------------------------------------------
             CORPORATE OBLIGATIONS (42.0%)

             BASIC MATERIALS (3.2%)
             ----------------------
             CHEMICALS (2.7%)
$    2,065   Ei Du Pont De Nemours & Co.                                                     2.20%       5/01/2020    $  2,051
       927   Huntsman International, LLC                                                     4.88       11/15/2020         934
     2,145   INVISTA Finance, LLC(a)                                                         4.25       10/15/2019       2,140
     1,000   Mosaic Co.                                                                      3.25       11/15/2022         977
     2,000   Sherwin-Williams Co.                                                            2.25        5/15/2020       1,970
                                                                                                                      --------
                                                                                                                         8,072
                                                                                                                      --------
             IRON/STEEL (0.5%)
     1,500   Carpenter Technology Corp.                                                      5.20        7/15/2021       1,502
                                                                                                                      --------
             Total Basic Materials                                                                                       9,574
                                                                                                                      --------
             COMMUNICATIONS (0.5%)
             ---------------------
             MEDIA (0.5%)
       500   Discovery Communications, LLC                                                   2.20        9/20/2019         495
     1,000   Time Warner Cable, LLC                                                          5.00        2/01/2020       1,014
                                                                                                                      --------
             Total Communications                                                                                        1,509
                                                                                                                      --------
             CONSUMER, CYCLICAL (3.2%)
             -------------------------
             AIRLINES (0.2%)
       509   Continental Airlines, Inc. Pass-Through Trust "B"                               6.25       10/11/2021         517
                                                                                                                      --------
             AUTO MANUFACTURERS (2.7%)
     1,000   Ford Motor Credit Co., LLC (3 mo. LIBOR + 0.83%)                                3.45(b)     8/12/2019         996
     2,000   Ford Motor Credit Co., LLC (3 mo. LIBOR + 0.43%)                                2.99(b)    11/02/2020       1,945
     2,000   General Motors Co. (3 mo. LIBOR + 0.80%)                                        3.39(b)     8/07/2020       1,981
     2,000   Hyundai Capital America(a)                                                      2.75        9/18/2020       1,970
     1,000   Nissan Motor Acceptance Corp.(a)                                                2.55        3/08/2021         972
                                                                                                                      --------
                                                                                                                         7,864
                                                                                                                      --------
             RETAIL (0.3%)
     1,000   AutoZone, Inc.                                                                  4.00       11/15/2020       1,008
                                                                                                                      --------
             Total Consumer, Cyclical                                                                                    9,389
                                                                                                                      --------
             CONSUMER, NON-CYCLICAL (2.6%)
             -----------------------------
             BIOTECHNOLOGY (0.7%)
     2,000   Amgen, Inc.                                                                     3.45       10/01/2020       2,010
                                                                                                                      --------
             FOOD (0.3%)
     1,000   Kraft Heinz Foods Co. (3 mo. LIBOR + 0.57%)                                     3.19(b)     2/10/2021         992
                                                                                                                      --------
             HEALTHCARE-PRODUCTS (0.6%)
     1,700   Becton Dickinson & Co.                                                          2.40        6/05/2020       1,674
                                                                                                                      --------

================================================================================

12  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                               MARKET
AMOUNT                                                                                      COUPON                       VALUE
(000)        SECURITY                                                                        RATE        MATURITY        (000)
------------------------------------------------------------------------------------------------------------------------------
             HEALTHCARE-SERVICES (0.3%)
$    1,000   HCA, Inc.                                                                       6.50%       2/15/2020    $  1,028
                                                                                                                      --------
             PHARMACEUTICALS (0.7%)
     2,000   Shire Acquisitions Investments Ireland Designated
               Activity Co.                                                                  1.90        9/23/2019       1,972
                                                                                                                      --------
             Total Consumer, Non-cyclical                                                                                7,676
                                                                                                                      --------
             ENERGY (8.8%)
             -------------
             OIL & GAS (2.5%)
     2,795   Anadarko Petroleum Corp.                                                        4.85        3/15/2021       2,863
     2,000   Devon Energy Corp.                                                              4.00        7/15/2021       2,003
     2,604   Murphy Oil Corp.                                                                4.00        6/01/2022       2,445
                                                                                                                      --------
                                                                                                                         7,311
                                                                                                                      --------
             PIPELINES (6.3%)
     1,500   Andeavor Logistics, LP / Tesoro Logistics
               Finance Corp.                                                                 5.50       10/15/2019       1,513
     2,138   Andeavor Logistics, LP / Tesoro Logistics
              Finance Corp.                                                                  3.50       12/01/2022       2,081
       780   Columbia Pipeline Group, Inc.                                                   3.30        6/01/2020         777
       580   DCP Midstream Operating, LP                                                     2.70        4/01/2019         577
     1,899   DCP Midstream Operating, LP(a)                                                  5.35        3/15/2020       1,911
     1,000   Enable Midstream Partners, LP                                                   2.40        5/15/2019         994
     2,000   Enable Oklahoma Intrastate Transmission, LLC(a)                                 6.25        3/15/2020       2,058
     1,000   Enbridge Energy Partners, LP                                                    5.20        3/15/2020       1,022
     1,285   Energy Transfer Equity, LP                                                      7.50       10/15/2020       1,340
     2,480   EnLink Midstream Partners, LP                                                   2.70        4/01/2019       2,465
     2,000   NuStar Logistics, LP                                                            4.80        9/01/2020       1,970
     2,000   Rockies Express Pipeline, LLC(a)                                                5.63        4/15/2020       2,010
                                                                                                                      --------
                                                                                                                        18,718
                                                                                                                      --------
             Total Energy                                                                                               26,029
                                                                                                                      --------
             FINANCIAL (18.9%)
             -----------------
             BANKS (11.4%)
     2,000   Bank of America Corp. (3 mo. LIBOR + 0.66%)                                     3.13(b)     7/21/2021       1,992
     2,000   BB&T Corp.                                                                      5.25       11/01/2019       2,034
     2,800   Capital One, N.A. (3 mo. LIBOR + 0.82%)                                         3.41(b)     8/08/2022       2,747
     1,000   CIT Group, Inc.                                                                 4.13        3/09/2021         988
     1,885   Citigroup, Inc. (3 mo. LIBOR + 0.69%)                                           3.20(b)    10/27/2022       1,840
     2,000   Citizens Bank, N.A.                                                             2.20        5/26/2020       1,972
     2,470   Compass Bank                                                                    2.75        9/29/2019       2,457
     1,000   Goldman Sachs Group, Inc. (3 mo. LIBOR + 0.78%)                                 3.31(b)    10/31/2022         975
     2,740   Huntington National Bank                                                        2.40        4/01/2020       2,712

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                               MARKET
AMOUNT                                                                                      COUPON                       VALUE
(000)        SECURITY                                                                        RATE        MATURITY        (000)
------------------------------------------------------------------------------------------------------------------------------
$    2,000   J.P. Morgan Chase & Co. (3 mo. LIBOR + 0.68%)                                   3.42%(b)    6/01/2021    $  1,989
     2,075   KeyCorp                                                                         2.90        9/15/2020       2,060
     3,000   Manufacturers & Traders Trust Co.
               (3 mo. LIBOR + 0.64%)                                                         3.38(b)    12/01/2021       2,972
     3,000   Morgan Stanley (3 mo. LIBOR + 0.55%)                                            3.17(b)     2/10/2021       2,967
     1,240   Regions Bank (3 mo. LIBOR + 0.38%)(i)                                           3.18(b)     4/01/2021       1,217
     2,000   SunTrust Banks, Inc. (3 mo. LIBOR + 0.80%)                                      3.51(b)     5/29/2019       2,009
     3,000   Wells Fargo & Co.                                                               2.55       12/07/2020       2,959
                                                                                                                      --------
                                                                                                                        33,890
                                                                                                                      --------
             DIVERSIFIED FINANCIAL SERVICES (0.7%)
     1,000   Ally Financial, Inc.                                                            3.50        1/27/2019       1,000
     1,000   International Lease Finance Corp.                                               6.25        5/15/2019       1,009
                                                                                                                      --------
                                                                                                                         2,009
                                                                                                                      --------
             INSURANCE (2.3%)
     3,000   Assurant, Inc. (3 mo. LIBOR + 1.25%)                                            4.07(b)     3/26/2021       2,999
     1,350   Jackson National Life Global Funding(a)                                         2.60       12/09/2020       1,333
     1,000   Metropolitan Life Global Funding I(a)                                           3.45       10/09/2021       1,005
       535   Protective Life Global Funding(a)                                               2.70       11/25/2020         529
     1,000   Protective Life Global Funding
               (3 mo. LIBOR + 0.52%)(a)                                                      3.33(b)     6/28/2021         992
                                                                                                                      --------
                                                                                                                         6,858
                                                                                                                      --------
             INVESTMENT COMPANIES (0.8%)
     2,500   FS Investment Corp.                                                             4.00        7/15/2019       2,497
                                                                                                                      --------
             REAL ESTATE (1.2%)
     3,500   MOBR-04, LLC(j)                                                                 3.60       09/01/2024       3,500
                                                                                                                      --------
             REITs (2.5%)
       500   Regency Centers, LP                                                             4.80        4/15/2021         511
     2,000   Select Income REIT                                                              3.60        2/01/2020       1,991
     2,340   Senior Housing Properties Trust                                                 3.25        5/01/2019       2,328
       500   Senior Housing Properties Trust                                                 6.75        4/15/2020         508
     1,333   SL Green Operating Partnership, LP                                              3.25       10/15/2022       1,289
       765   Ventas Realty, LP / Ventas Capital Corp.                                        2.70        4/01/2020         759
                                                                                                                      --------
                                                                                                                         7,386
                                                                                                                      --------
             Total Financial                                                                                            56,140
                                                                                                                      --------
             INDUSTRIAL (3.4%)
             -----------------
             AEROSPACE/DEFENSE (0.3%)
     1,000   Arconic, Inc.                                                                   5.40        4/15/2021       1,014
                                                                                                                      --------

================================================================================

14  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                               MARKET
AMOUNT                                                                                      COUPON                       VALUE
(000)        SECURITY                                                                        RATE        MATURITY        (000)
------------------------------------------------------------------------------------------------------------------------------
             BUILDING MATERIALS (1.0%)
$    2,000   Vulcan Materials Co. (3 mo. LIBOR + 0.60%)                                      3.39%(b)    6/15/2020    $  1,988
     1,000   Vulcan Materials Co. (3 mo. LIBOR + 0.65%)                                      3.39(b)     3/01/2021         993
                                                                                                                      --------
                                                                                                                         2,981
                                                                                                                      --------
             ELECTRONICS (0.3%)
     1,000   FLIR Systems, Inc.                                                              3.13        6/15/2021         986
                                                                                                                      --------
             MACHINERY-DIVERSIFIED (0.9%)
       500   CNH Industrial Capital, LLC                                                     3.38        7/15/2019         496
     2,083   Wabtec Corp. (3 mo. LIBOR + 1.05%)                                              3.84(b)     9/15/2021       2,084
                                                                                                                      --------
                                                                                                                         2,580
                                                                                                                      --------
             TRANSPORTATION (0.7%)
     2,000   Ryder System, Inc.                                                              2.50        5/11/2020       1,977
                                                                                                                      --------
             TRUCKING & LEASING (0.2%)
       640   Penske Truck Leasing Co., LP / PTL
             Finance Corp.(a)                                                                3.20        7/15/2020         637
                                                                                                                      --------
             Total Industrial                                                                                           10,175
                                                                                                                      --------
             UTILITIES (1.4%)
             ----------------
             ELECTRIC (1.4%)
     1,000   Dominion Energy, Inc.                                                           2.96        7/01/2019         996
       990   DPL, Inc.                                                                       6.75       10/01/2019       1,004
     1,167   Mississippi Power Co. (3 mo. LIBOR + 0.65%)                                     3.47(b)     3/27/2020       1,165
     1,000   NextEra Energy Capital Holdings, Inc.                                           2.70        9/15/2019         995
                                                                                                                      --------
             Total Utilities                                                                                             4,160
                                                                                                                      --------
             Total Corporate Obligations (cost: $126,020)                                                              124,652
                                                                                                                      --------

             EURODOLLAR AND YANKEE OBLIGATIONS (26.1%)

             BASIC MATERIALS (2.5%)
             ----------------------
             CHEMICALS (1.3%)
     1,000   Braskem Finance Ltd.(a)                                                         5.75        4/15/2021       1,032
     1,000   Braskem Netherlands Finance B.V.(a)                                             3.50        1/10/2023         952
     2,000   Syngenta Finance N.V.(a)                                                        3.70        4/24/2020       1,986
                                                                                                                      --------
                                                                                                                         3,970
                                                                                                                      --------
             IRON/STEEL (0.5%)
       500   ArcelorMittal                                                                   5.13        6/01/2020         509
     1,000   Vale Overseas Ltd.                                                              5.88        6/10/2021       1,051
                                                                                                                      --------
                                                                                                                         1,560
                                                                                                                      --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                               MARKET
AMOUNT                                                                                      COUPON                       VALUE
(000)        SECURITY                                                                        RATE        MATURITY        (000)
------------------------------------------------------------------------------------------------------------------------------
             MINING (0.7%)
$    1,000   Glencore Funding, LLC (3 mo. LIBOR + 1.36%)(a)                                  3.80%(b)    1/15/2019    $  1,000
     1,000   Glencore Funding, LLC(a)                                                        3.13        4/29/2019         995
                                                                                                                      --------
                                                                                                                         1,995
                                                                                                                      --------
             Total Basic Materials                                                                                       7,525
                                                                                                                      --------
             CONSUMER, CYCLICAL (0.7%)
             -------------------------
             AIRLINES (0.2%)
       721   Virgin Australia Pass-Through Trust(a)                                          5.00        4/23/2025         732
                                                                                                                      --------
             AUTO MANUFACTURERS (0.5%)
     1,390   Daimler Finance, N.A., LLC
               (3 mo. LIBOR + 0.45%)(a)                                                      3.13(b)     2/22/2021       1,374
                                                                                                                      --------
             Total Consumer, Cyclical                                                                                    2,106
                                                                                                                      --------
             CONSUMER, NON-CYCLICAL (0.3%)
             -----------------------------
             PHARMACEUTICALS (0.3%)
     1,000   Bayer U.S. Finance II, LLC (3 mo. LIBOR + 0.63%)(a)                             3.45(b)     6/25/2021         987
                                                                                                                      --------
             DIVERSIFIED (1.3%)
             ------------------
             HOLDING COMPANIES-DIVERSIFIED (1.3%)
     2,000   CK Hutchison International II Ltd.(a)                                           2.25        9/29/2020       1,967
     2,000   Hutchison Whampoa International 11 Ltd.(a)                                      4.63        1/13/2022       2,067
                                                                                                                      --------
             Total Diversified                                                                                           4,034
                                                                                                                      --------
             ENERGY (2.2%)
             -------------
             OIL & GAS (1.5%)
     2,500   Petrobras Global Finance B.V.
               (3 mo. LIBOR + 2.14%)                                                         4.58(b)     1/15/2019       2,502
     2,000   Petroleos Mexicanos                                                             6.38        2/04/2021       2,027
                                                                                                                      --------
                                                                                                                         4,529
                                                                                                                      --------
             OIL & GAS SERVICES (0.7%)
     2,000   Schlumberger Finance Canada Ltd.(a)                                             2.20       11/20/2020       1,955
                                                                                                                      --------
             Total Energy                                                                                                6,484
                                                                                                                      --------
             FINANCIAL (17.7%)
             -----------------
             BANKS (16.7%)
     2,000   ABN AMRO Bank N.V. (3 mo. LIBOR + 0.41%)(a)                                     2.86(b)     1/19/2021       1,987
       800   ANZ New Zealand International Ltd.
               (3 mo. LIBOR + 1.01%)(a)                                                      3.52(b)     7/28/2021         804
     1,000   Australia & New Zealand Banking Group Ltd.
               (3 mo. LIBOR + 0.40%)                                                         3.14(b)    12/03/2019         998
     1,250   Australia & New Zealand Banking Group Ltd.
               (3 mo. LIBOR + 0.46%)                                                         3.10(b)     5/17/2021       1,247

================================================================================

16  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                               MARKET
AMOUNT                                                                                      COUPON                       VALUE
(000)        SECURITY                                                                        RATE        MATURITY        (000)
------------------------------------------------------------------------------------------------------------------------------
$    1,700   Bank of Nova Scotia                                                             2.05%       6/05/2019    $  1,693
     3,000   Commonwealth Bank of Australia
               (3 mo. LIBOR + 0.83%)(a)                                                      3.57(b)     9/06/2021       3,009
     2,500   Cooperatieve Rabobank U.A. (3 mo. LIBOR + 0.48%)                                2.89(b)     1/10/2023       2,462
     2,000   Credit Agricole S.A. (3 mo. LIBOR + 1.02%)(a)                                   3.51(b)     4/24/2023       1,969
     1,000   Credit Suisse Group Funding Guernsey Ltd.                                       2.75        3/26/2020         990
       700   Credit Suisse Group Funding Guernsey Ltd.
               (3 mo. LIBOR + 2.29%)                                                         4.73(b)     4/16/2021         723
     3,000   Deutsche Bank AG (3 mo. LIBOR + 0.97%)                                          3.41(b)     7/13/2020       2,922
     2,000   HSBC Holdings plc (3 mo. LIBOR + 0.60%)                                         3.24(b)     5/18/2021       1,971
     1,000   ING Bank N.V. (3 mo. LIBOR + 0.69%)(a)                                          3.49(b)    10/01/2019       1,002
     2,000   ING Bank N.V. (3 mo. LIBOR + 0.88%)(a)                                          3.50(b)     8/15/2021       2,010
     1,000   Mitsubishi UFJ Financial Group, Inc.
               (3 mo. LIBOR + 0.65%)                                                         3.16(b)     7/26/2021         997
     1,000   National Australia Bank Ltd.
               (3 mo. LIBOR + 0.71%)(a)                                                      3.45(b)    11/04/2021         999
     1,000   National Australia Bank Ltd.
               (3 mo. LIBOR + 0.60%)(a)                                                      3.03(b)     4/12/2023         989
     3,000   Royal Bank of Canada                                                            1.88        2/05/2020       2,969
     2,000   Santander UK plc (3 mo. LIBOR + 0.62%)                                          3.36(b)     6/01/2021       1,979
     2,000   Skandinaviska Enskilda Banken AB
               (3 mo. LIBOR + 0.43%)(a)                                                      3.07(b)     5/17/2021       1,987
     2,000   Stadshypotek AB                                                                 1.88       10/02/2019       1,985
     1,000   Standard Chartered plc(a)                                                       3.05        1/15/2021         986
     2,000   Standard Chartered plc (3 mo. LIBOR + 1.15%)(a)                                 3.56(b)     1/20/2023       1,986
     2,000   Suncorp-Metway Ltd.(a)                                                          2.38       11/09/2020       1,960
     1,500   Svenska Handelsbanken AB (3 mo. LIBOR + 1.15%)                                  3.95(b)     3/30/2021       1,518
     2,000   Toronto-Dominion Bank(a)                                                        2.25        3/15/2021       1,974
     2,000   UBS Group Funding Switzerland AG
               (3 mo. LIBOR + 1.78%)(a)                                                      4.22(b)     4/14/2021       2,033
     1,425   UBS Group Funding Switzerland AG(a)                                             3.00        4/15/2021       1,414
     2,000   Westpac Banking Corp. (3 mo. LIBOR + 0.85%)                                     3.49(b)     8/19/2021       2,007
                                                                                                                      --------
                                                                                                                        49,570
                                                                                                                      --------
             DIVERSIFIED FINANCIAL SERVICES (0.3%)
     1,000   AerCap Ireland Capital DAC / AerCap
             Global Aviation Trust                                                           5.00       10/01/2021       1,016
                                                                                                                      --------
             REITs (0.7%)
     1,000   Scentre Group Trust(a)                                                          2.38       11/05/2019         990
     1,000   Scentre Group Trust(a)                                                          2.38        4/28/2021         976
                                                                                                                      --------
                                                                                                                         1,966
                                                                                                                      --------
             Total Financial                                                                                            52,552
                                                                                                                      --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                               MARKET
AMOUNT                                                                                      COUPON                       VALUE
(000)        SECURITY                                                                        RATE        MATURITY        (000)
------------------------------------------------------------------------------------------------------------------------------
             INDUSTRIAL (1.4%)
             -----------------
             AEROSPACE/DEFENSE (0.3%)
$    1,000   BAE Systems Holdings, Inc.(a)                                                   2.85%      12/15/2020    $    988
                                                                                                                      --------
             TRUCKING & LEASING (1.1%)
     1,122   DAE Funding, LLC(a)                                                             4.00        8/01/2020       1,097
     2,000   DAE Funding, LLC(a)                                                             5.25       11/15/2021       1,972
                                                                                                                      --------
                                                                                                                         3,069
                                                                                                                      --------
             Total Industrial                                                                                            4,057
                                                                                                                      --------
             Total Eurodollar and Yankee Obligations
               (cost: $78,529)                                                                                          77,745
                                                                                                                      --------

             MUNICIPAL OBLIGATIONS (1.2%)

             MICHIGAN (0.7%)
     2,000   Clintondale Community Schools                                                   2.61        5/01/2021       1,997
                                                                                                                      --------
             NEW JERSEY (0.2%)
       500   EDA                                                                             3.80        6/15/2020         503
                                                                                                                      --------
             WISCONSIN (0.3%)
     1,000   Public Finance Auth. (LOC - Citizens Financial Group)                           2.75        6/01/2020         985
                                                                                                                      --------
             Total Municipal Obligations (cost: $3,500)                                                                  3,485
                                                                                                                      --------
             Total Bonds (cost: $292,384)                                                                              290,086
                                                                                                                      --------

             MONEY MARKET INSTRUMENTS (2.3%)

             COMMERCIAL PAPER (1.7%)
     1,500   American Water Capital Corp.(a)                                                 2.80        1/08/2019       1,499
     3,500   Energy Transfer Partners(a)                                                     3.15        1/02/2019       3,500
                                                                                                                      --------
             Total Commercial Paper (cost: $4,999)                                                                       4,999
                                                                                                                      --------

------------------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------------------------
             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.6%)
 1,912,193   State Street Institutional Treasury Money Market Fund Premier Class, 2.24%(k)
               (cost: $1,912)                                                                                            1,912
                                                                                                                      --------
             Total Money Market Instruments (cost: $6,911)                                                               6,911
                                                                                                                      --------

             TOTAL INVESTMENTS (COST: $299,295)                                                                       $296,997
                                                                                                                      ========

================================================================================

18  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------
($ in 000s)                                     VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------
ASSETS                                    LEVEL 1              LEVEL 2          LEVEL 3          TOTAL
------------------------------------------------------------------------------------------------------
Bonds:
  Asset-Backed Securities                  $    -             $ 49,492             $-         $ 49,492
  Bank Loans                                    -               12,142              -           12,142
  Collateralized Loan Obligations               -               11,258              -           11,258
  Commercial Mortgage Securities                -               11,312              -           11,312
  Corporate Obligations                         -              124,652              -          124,652
  Eurodollar and Yankee Obligations             -               77,745              -           77,745
  Municipal Obligations                         -                3,485              -            3,485

Money Market Instruments:
  Commercial Paper                              -                4,999              -            4,999
  Government & U.S. Treasury
    Money Market Funds                      1,912                    -              -            1,912
------------------------------------------------------------------------------------------------------
Total                                      $1,912             $295,085             $-         $296,997
------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

At December 31, 2018, the Fund did not have any transfers into/out of Level 3.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 33.5% of net assets at December 31, 2018.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the

================================================================================

20  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

    underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages paydown.

    COLLATERALIZED LOAN OBLIGATIONS (CLOs) - Collateralized loan obligations are securities issued by entities that are collateralized by a pool of loans. CLOs are issued in multiple classes (tranches), and can be equity or debt with specific adjustable or fixed interest rates, and varying maturities. The cash flow from the underlying loans is used to pay off each tranche separately within the debt, or senior tranches. Equity, or subordinated tranches, typically are not paid a cash flow but do offer ownership in the CLO itself in the event of a sale.

    COMMERCIAL PAPER - Consists of short-term unsecured promissory notes with maturities ranging from one to 270 days, issued mainly by corporations. Commercial paper is usually purchased at a discount and matures at par value; however, it also may be interest-bearing. Rate represents an annualized yield at time of purchase or coupon rate, if applicable.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    EDA       Economic Development Authority

    LIBOR     London Interbank Offered Rate

    REITS Real estate investment trusts - Dividend distributions from REITS may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  21

================================================================================

    collateral trust. The enhancements do not guarantee the market values of the securities.

    LOC Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (b) Variable-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at December 31, 2018.

    (c) Senior loans (loans) - are not registered under the Securities Act of 1933. The loans contain certain restrictions on resale and cannot be sold publicly. The stated interest rates represent the all in interest rate of all contracts within the loan facilities. The interest rates are adjusted periodically, and the rates disclosed represent the current rate at December 31, 2018. The weighted average life of the loans are likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loans are deemed liquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (d) Security or a portion of the security purchased on a delayed- delivery and/or when-issued basis.

    (e) Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality,

================================================================================

22  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

        or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

    (f) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees.

    (g) Security is interest only. Interest-only commercial mortgage-backed securities (CMBS IOs) represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

    (h) Stated interest rates may change slightly over time as underlying mortgages paydown.

    (i) At December 31, 2018, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (j) Variable-rate demand notes (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

    (k) Rate represents the money market fund annualized seven-day yield at December 31, 2018.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  23

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

December 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $299,295)                 $296,997
   Cash                                                                                74
   Receivables:
      Capital shares sold                                                             436
      USAA Asset Management Company (Note 7)                                            7
      Interest                                                                      1,694
      Securities sold                                                                 585
                                                                                 --------
         Total assets                                                             299,793
                                                                                 --------
LIABILITIES
   Payables:
      Securities purchased                                                            987
      Capital shares redeemed                                                       1,406
      Dividends on capital shares                                                      22
   Accrued management fees                                                             61
   Accrued transfer agent's fees                                                       12
   Other accrued expenses and payables                                                123
                                                                                 --------
         Total liabilities                                                          2,611
                                                                                 --------
            Net assets applicable to capital shares outstanding                  $297,182
                                                                                 ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                               $303,262
   Accumulated loss                                                                (6,080)
                                                                                 --------
            Net assets applicable to capital shares outstanding                  $297,182
                                                                                 ========
      Net asset value, redemption price, and offering price per share:
         Fund Shares (net assets of $283,769/28,697 capital shares
            outstanding, no par value)                                           $   9.89
                                                                                 ========
         Institutional Shares (net assets of $8,433/853 capital shares
            outstanding, no par value)                                           $   9.89
                                                                                 ========
         R6 Shares (net assets of $4,980/504 capital shares outstanding,
            no par value)                                                        $   9.88
                                                                                 ========

See accompanying notes to financial statements.

================================================================================

24  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended December 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                $ 8,695
                                                                                  -------
EXPENSES
   Management fees                                                                    759
   Administration and servicing fees:
      Fund Shares                                                                     451
      Institutional Shares                                                              6
      R6 Shares                                                                         2
   Transfer agent's fees:
      Fund Shares                                                                     297
      Institutional Shares                                                              6
      R6 Shares                                                                         1
   Custody and accounting fees:
      Fund Shares                                                                     110
      Institutional Shares                                                              2
      R6 Shares                                                                         2
   Postage:
      Fund Shares                                                                      25
   Shareholder reporting fees:
      Fund Shares                                                                      24
   Trustees' fees                                                                      34
   Registration fees:
      Fund Shares                                                                      35
      Institutional Shares                                                             16
      R6 Shares                                                                        15
   Professional fees                                                                   83
   Other                                                                               17
                                                                                  -------
         Total expenses                                                             1,885
                                                                                  -------
   Expenses reimbursed:
      Institutional Shares                                                            (14)
      R6 Shares                                                                       (15)
                                                                                  -------
         Net expenses                                                               1,856
                                                                                  -------
NET INVESTMENT INCOME                                                               6,839
                                                                                  -------

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain                                                              $    72
      Change in net unrealized appreciation/(depreciation)                         (2,666)
                                                                                  -------
            Net realized and unrealized loss                                       (2,594)
                                                                                  -------
      Increase in net assets resulting from operations                            $ 4,245
                                                                                  =======

See accompanying notes to financial statements.

================================================================================

26  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended December 31,

--------------------------------------------------------------------------------

                                                                      2018           2017
-----------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                          $  6,839       $  5,911
   Net realized gain on investments                                     72            747
   Change in net unrealized appreciation/(depreciation)
      of investments                                                (2,666)        (1,077)
                                                                  -----------------------
      Increase in net assets resulting from operations               4,245          5,581
                                                                  -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
   Fund Shares                                                      (6,578)        (5,735)
   Institutional Shares                                               (141)           (99)
   R6 Shares*                                                         (120)           (77)
                                                                  -----------------------
      Distributions to shareholders                                 (6,839)        (5,911)
                                                                  -----------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                     (44,176)       (41,391)
   Institutional Shares                                              1,374        (11,594)
   R6 Shares*                                                          (70)         5,098
                                                                  -----------------------
      Total net decrease in net assets from
         capital share transactions                                (42,872)       (47,887)
                                                                  -----------------------
   Net decrease in net assets                                      (45,466)       (48,217)
NET ASSETS
   Beginning of year                                               342,648        390,865
                                                                  -----------------------
   End of year                                                    $297,182       $342,648
                                                                  =======================

* R6 Shares commenced operations on March 1, 2017.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Ultra Short-Term Bond Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek high current income consistent with preservation of principal.

The Fund consists of three classes of shares: Ultra Short-Term Bond Fund Shares (Fund Shares), Ultra Short-Term Bond Fund Institutional Shares (Institutional Shares), and Ultra Short-Term Bond Fund R6 Shares (R6 Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments,

================================================================================

28  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The R6 Shares are available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc. (Victory), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). The closing of the Transaction is expected to be completed during the second quarter of 2019, pending satisfaction of certain closing conditions and approvals, including certain approvals of the Fund's Board of Trustees and of the Fund's shareholders at a special shareholder meeting to be held in 2019. The Transaction is not expected to result in any material changes to the Fund's investment objectives and principal investment strategies.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

       Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Investments in open-end investment companies, commingled, or other funds, other than exchange-traded funds (ETFs), are valued at their net asset value (NAV) at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    3. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    4. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems.

================================================================================

30  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

       General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold. Level 2 securities include debt securities that are valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    effective yield method for long-term securities and the straight-line method for short-term securities.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended December 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested. As of December 31, 2018, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $998,000.

F. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal

================================================================================

32  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

    course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications.
    The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

For the year ended December 31, 2018, the Fund paid CAPCO facility fees of $2,000, which represents 0.4% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended December 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended December 31, 2018, and 2017, was as follows:

                                               2018                       2017
                                            ------------------------------------
Ordinary income*                            $6,839,000                $5,911,000

As of December 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $     2,000
Accumulated capital and other losses                                 (3,782,000)
Unrealized depreciation of investments                               (2,298,000)

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

There is no difference between book-basis and tax-basis unrealized depreciation of investments.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended December 31, 2018, the Fund utilized capital loss carry forwards of $72,000, to offset capital gains. At December 31, 2018, the Fund had net capital loss carryforwards of $3,782,000, for federal income tax

================================================================================

34  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                              CAPITAL LOSS CARRYFORWARDS
                          ----------------------------------
                                    TAX CHARACTER
                          ----------------------------------
                          (NO EXPIRATION)          BALANCE
                          ---------------         ----------
                          Short-Term              $2,713,000
                           Long-Term               1,069,000
                                                  ----------
                               Total              $3,782,000
                                                  ==========

TAX BASIS OF INVESTMENTS - The aggregate cost of investments for federal income tax purposes at December 31, 2018 was substantially the same for book purposes. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is disclosed below:

                                                  GROSS           GROSS        NET UNREALIZED
                                                UNREALIZED      UNREALIZED      APPRECIATION/
FUND                             TAX COST      APPRECIATION    DEPRECIATION    (DEPRECIATION)
---------------------------------------------------------------------------------------------
USAA Ultra Short-Term
  Bond Fund                    $299,295,000      $437,000      $(2,735,000)     $(2,298,000)

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2018, were $138,545,000 and $140,222,000, respectively.

In accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and affiliated USAA Funds at the then-current market price with no brokerage commissions incurred. The affiliated transactions executed by the Fund, including short-term securities, during the year ended December 31, 2018 were as follows:

PURCHASES                              SALES                              NET REALIZED GAIN
-------------------------------------------------------------------------------------------
$2,110,000                          $11,710,000                                  $-

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. At December 31, 2018, the Fund had no securities on loan.

(6) CAPITAL SHARE TRANSACTIONS

At December 31, 2018, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

36  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                           YEAR ENDED                   YEAR ENDED
                                        DECEMBER 31, 2018           DECEMBER 31, 2017
    -----------------------------------------------------------------------------------
                                       SHARES       AMOUNT         SHARES      AMOUNT
                                      -------------------------------------------------
    FUND SHARES:
    Shares sold                        10,484     $ 104,043        10,099     $ 100,885
    Shares issued from reinvested
      dividends                           644         6,397           565         5,650
    Shares redeemed                   (15,577)     (154,616)      (14,810)     (147,926)
                                      -------------------------------------------------
    Net decrease from capital
      share transactions               (4,449)      (44,176)       (4,146)    $ (41,391)
                                      =================================================

    INSTITUTIONAL SHARES:
    Shares sold                         1,055     $  10,468         1,082     $  10,805
    Shares issued from reinvested
      dividends                            14           129             8            82
    Shares redeemed                      (929)       (9,223)       (2,251)      (22,481)
                                      -------------------------------------------------
    Net increase (decrease) from
      capital share transactions          140     $   1,374        (1,161)    $ (11,594)
                                      =================================================
    R6 SHARES**:
    Shares sold                             1     $      13           511     $   5,098
    Shares issued from reinvested
      dividends                             -*            1             -*            1
    Shares redeemed                        (8)          (84)           (-)*          (1)
                                      -------------------------------------------------
    Net increase (decrease) from
      capital share transactions           (7)    $     (70)          511     $   5,098
                                      =================================================

    * Represents less than 500 shares or $500.
    ** R6 Shares commenced operations on March 1, 2017.

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. For the year ended December 31, 2018, the Fund had no subadviser(s).

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average daily net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Ultra Short Obligations Funds Index. The Lipper Ultra Short Obligations Funds Index, which measures the performance of funds tracked by Lipper that invest at least 65% of their assets in investment-grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days.

The performance period for each class consists of the current month plus the previous 35 months. The performance period for the R6 Shares commenced on March 1, 2017, and includes the performance of the Fund Shares for periods prior to March 1, 2017. The following table is utilized to determine the extent of the performance adjustment:

   OVER/UNDER PERFORMANCE
   RELATIVE TO INDEX                          ANNUAL ADJUSTMENT RATE
   (IN BASIS POINTS)(1)                       (IN BASIS POINTS)(1)
   -----------------------------------------------------------------
   +/- 20 to 50                               +/- 4
   +/- 51 to 100                              +/- 5
   +/- 101 and greater                        +/- 6

   (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

================================================================================

38  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Ultra Short Obligations Funds Index over that period, even if the class had overall negative returns during the performance period.

For the year ended December 31, 2018, the Fund incurred management fees, paid or payable to the Manager, of $759,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and R6 Shares of $12,000, $(1,000), and less than $(500), respectively. For the Fund Shares, Institutional Shares, and R6 Shares, the performance adjustments were less than 0.01%, (0.02)%, and less than (0.01)%, respectively.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets of the Fund Shares, 0.10% of average daily net assets of the Institutional Shares, and 0.05% of average daily net assets of the R6 Shares. For the year ended December 31, 2018, the Fund Shares, Institutional Shares, and R6 Shares incurred administration and servicing fees, paid or payable to the Manager, of $451,000, $6,000, and $2,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2018, the Fund reimbursed the Manager $3,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - The Manager agreed, through April 30, 2019, to limit the total annual operating expenses of the Institutional Shares and R6 Shares to 0.55% and 0.39%, respectively, of their average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Institutional Shares and R6 Shares for all expenses in excess of those amounts. This expense limitation arrangement may not be changed or terminated through April 30, 2019, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended December 31, 2018, the Fund incurred reimbursable

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

expenses from the Manager for the Institutional Shares and R6 Shares of $14,000 and $15,000, respectively, of which $7,000 was receivable from the Manager.

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' and 0.01% of the R6 Shares' average daily net assets, plus out-of-pocket expenses. For the year ended December 31, 2018, the Fund Shares, Institutional Shares, and R6 Shares incurred transfer agent's fees, paid or payable to SAS, of $297,000, $6,000, and $1,000, respectively. Additionally, the Institutional Shares and R6 Shares each recorded a capital contribution from SAS of less than $500 at December 31, 2018, for adjustments related to corrections to certain shareholder transactions.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(8) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by USAA, a large, diversified financial services institution. At December 31, 2018, USAA and its affiliates owned 501,000 R6 Shares, which represents 99.5% of the R6 Shares outstanding, and 1.7% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures

================================================================================

40  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFS, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule on the Fund's financial statements and various filings.

(10) UPCOMING ACCOUNTING PRONOUNCEMENT

ASU 2017-08, PREMIUM AMORTIZATION OF PURCHASED CALLABLE DEBT SECURITIES
-----------------------------------------------------------------------
In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. This ASU became effective for funds with fiscal years beginning after December 15, 2018. The Manager has determined the adoption of this standard has no impact on the financial statements and reporting disclosures of the fund.

(11) RECENTLY ADOPTED ACCOUNTING STANDARD

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. This ASU is effective for fiscal years beginning after December
15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of this ASU guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value and transfers between levels of the fair value hierarchy.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                          YEAR ENDED DECEMBER 31,
                                -----------------------------------------------------------------------
                                    2018            2017           2016             2015           2014
                                -----------------------------------------------------------------------
Net asset value at
  beginning of period           $   9.97        $   9.98       $   9.94         $  10.07       $  10.10
                                -----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .22             .16            .13              .13            .13
  Net realized and
    unrealized gain (loss)          (.08)           (.01)           .04             (.13)          (.02)
                                -----------------------------------------------------------------------
Total from investment
  operations                         .14             .15            .17             (.00)(a)        .11
                                -----------------------------------------------------------------------
Less distributions from:
  Net investment income             (.22)           (.16)          (.13)            (.13)          (.13)
  Realized capital gains               -               -           (.00)(a)         (.00)(a)       (.01)
                                -----------------------------------------------------------------------
Total distributions                 (.22)           (.16)          (.13)            (.13)          (.14)
                                -----------------------------------------------------------------------
Net asset value at
  end of period                 $   9.89        $   9.97       $   9.98         $   9.94       $  10.07
                                =======================================================================
Total return (%)*                   1.40            1.51           1.73              .01           1.05
Net assets at
  end of period (000)           $283,769        $330,442       $372,155         $426,994       $470,933
Ratios to average daily
  net assets:**
  Expenses (%)(b)                    .60             .58            .61              .59            .58
  Net investment income (%)         2.19            1.60           1.30             1.28           1.27
Portfolio turnover (%)                48              58(c)          28               20             31

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2018, average daily net assets were
    $300,239,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Reflects increased trading activity due to large shareholder outflows.

================================================================================

42  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                        YEAR ENDED DECEMBER 31,
                                 -------------------------------------------------------------------
                                   2018          2017            2016           2015            2014
                                 -------------------------------------------------------------------
Net asset value at
  beginning of period            $ 9.97        $ 9.98         $  9.94        $ 10.07         $ 10.10
                                 -------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .22           .15             .13            .13             .13
  Net realized and
    unrealized gain (loss)         (.08)         (.01)            .04           (.13)           (.02)
                                 -------------------------------------------------------------------
Total from investment
  operations                        .14           .14             .17            .00(a)          .11
                                 -------------------------------------------------------------------
Less distributions from:
  Net investment income            (.22)         (.15)           (.13)          (.13)           (.13)
  Realized capital gains              -             -            (.00)(a)       (.00)(a)        (.01)
                                 -------------------------------------------------------------------
Total distributions                (.22)         (.15)           (.13)          (.13)           (.14)
                                 -------------------------------------------------------------------
Net asset value at
  end of period                  $ 9.89        $ 9.97         $  9.98         $ 9.94         $ 10.07
                                 ===================================================================
Total return (%)*                  1.45          1.44            1.69            .04            1.10
Net assets at
  end of period (000)            $8,433        $7,115         $18,710        $22,454         $69,297
Ratios to average daily
  net assets:**
  Expenses (%)(b)                   .55           .64(c)          .66            .57             .53
  Expenses, excluding
    reimbursements (%)(b)           .77           .75             .66            .57             .53
  Net investment income (%)        2.25          1.51            1.25           1.32            1.33
Portfolio turnover (%)               48            58(d)           28             20              31

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2018, average daily net assets were
    $6,260,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Effective May, 1, 2017, the Manager has voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.55% of the Institutional Shares' average daily net assets.
(d) Reflects increased trading activity due to large shareholder outflows.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  43

================================================================================

R6 SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                YEAR ENDED             PERIOD ENDED
                                                                DECEMBER 31,            DECEMBER 31,
                                                                --------------------------------------
                                                                  2018                         2017***
                                                                --------------------------------------
Net asset value at beginning of period                          $ 9.97                       $ 9.98
                                                                -----------------------------------
Income (loss) from investment operations:
  Net investment income                                            .24                          .15
  Net realized and unrealized loss                                (.09)                        (.01)
                                                                -----------------------------------
Total from investment operations                                   .15                          .14
                                                                -----------------------------------
Less distributions from:
  Net investment income                                           (.24)                        (.15)
                                                                -----------------------------------
Net asset value at end of period                                $ 9.88                       $ 9.97
                                                                ===================================
Total return (%)*                                                 1.51                         1.42
Net assets at end of period (000)                               $4,980                       $5,091
Ratios to average daily net assets:**
  Expenses (%)(a)                                                  .39                          .39(b)
  Expenses, excluding reimbursements (%)(a)                        .69                         1.05(b)
  Net investment income (%)                                       2.41                         1.81(b)
Portfolio turnover (%)                                              48                           58

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2018, average daily net assets were
    $4,991,000.
*** R6 Shares commenced operations on March 1, 2017.
(a) Does not include acquired fund fees, if any.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

44  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

EXPENSE EXAMPLE

December 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2018, through December 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may

================================================================================

                                                           EXPENSE EXAMPLE |  45

================================================================================

use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                            BEGINNING             ENDING               DURING PERIOD*
                                          ACCOUNT VALUE        ACCOUNT VALUE            JULY 1, 2018-
                                           JULY 1, 2018      DECEMBER 31, 2018        DECEMBER 31, 2018
                                         --------------------------------------------------------------
FUND SHARES
Actual                                      $1,000.00             $1,009.90                  $3.09

Hypothetical
  (5% return before expenses)                1,000.00              1,022.13                   3.11

INSTITUTIONAL SHARES
Actual                                       1,000.00              1,009.10                   2.79

Hypothetical
  (5% return before expenses)                1,000.00              1,022.43                   2.80

R6 SHARES
Actual                                       1,000.00              1,009.90                   1.98

Hypothetical
  (5% return before expenses)                1,000.00              1,023.24                   1.99

*Expenses are equal to the annualized expense ratio of 0.60% for Fund Shares, 0.55% for Institutional Shares, and 0.39% for R6 Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 0.99% for Fund Shares, 0.91% for Institutional Shares, and 0.99% for R6 Shares for the six-month period of July 1, 2018, through December 31, 2018.

================================================================================

46  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST

--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 53 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  47

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman, USAA ETF Trust (06/17-present); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

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48  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Trustee, USAA ETF Trust (06/17-present); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-present); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-present); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-present); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

50  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

RICHARD Y. NEWTON III(3,4,5,6,7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-present); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-present); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

52  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-present); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

 (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
 (2)  Member of Executive Committee.
 (3)  Member of Audit and Compliance Committee.
 (4)  Member of Product Management and Distribution Committee.
 (5)  Member of Corporate Governance Committee.
 (6)  Member of Investments Committee.
 (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
 (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
 (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
 (+)  Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President, USAA ETF Trust (06/17-present); Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, USAA ETF Trust (06/17-present); Head of Equities, Equity Investments, AMCO (01/12-present).

KRISTEN MILLAN
Secretary
Born: April 1983
Year of Appointment: 2019

Senior Attorney, FASG General Counsel, USAA (09/17-present); Attorney, FASG General Counsel, USAA (06/13-09/17). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

SEBA KURIAN
Assistant Secretary
Born: December 1978
Year of Appointment: 2019

Secretary, USAA ETF Trust (09/17-present); Senior Attorney, USAA FASG Counsel (06/16-present); Senior Attorney, Invesco Ltd. (05/11-06/16). Ms. Kurian also serves as assistant secretary of ICORP and IMCO.

================================================================================

54  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Treasurer, USAA ETF Trust (09/18-present); Executive Director, Investment and Financial Administration, USAA (04/12-present); Assistant Treasurer, USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Assistant Treasurer, USAA ETF Trust (09/18-present); Accounting/Financial Director, USAA (12/13-present); Senior Accounting Analyst, USAA (03/11-12/13).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Chief Compliance Officer, USAA ETF Trust (06/17-present); Assistant Vice President, Compliance-Investments, USAA (02/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-01/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN, ACCOUNTING                State Street Bank and Trust Company
AGENT, AND                           P.O. Box 1713
SUB-ADMINISTRATOR                    Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

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ITEM 2. CODE OF ETHICS.

On September 24, 2014, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, and September 24, 2014, respectively, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley as the Board's audit committee financial experts. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee, and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 47 funds in all. Only 11 funds of the Registrant have a fiscal year-end of December 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended December 31, 2018 and 2017 were $387,090 and $464,050, respectively.

(b) AUDIT RELATED FEE. All services are required to be pre-approved. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related Services related to the annual study of internal controls of the transfer agent for fiscal years ended December 31, 2018 and 2017 were $73,563 and $71,420, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for assistance with PFIC Analyzer Service and tax consulting services for fiscal years ended December 31, 2018 and 2017 were $18,122 and $19,783, respectively.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended December 31, 2018 and 2017.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant, the investment adviser, USAA Asset Management Company (AMCO) and its affiliate, USAA Investment Management Company (IMCO), and the Funds' transfer agent, SAS, for December 31, 2018 and 2017 were $169,115 and $167,133, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO and IMCO in 2018 and 2017 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the Report to Stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to open-end management investment companies.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by AMCO or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.

ITEM 11. CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Trust's internal controls over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust's internal control over financial reporting

ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:

                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

         - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
         - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
         - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
         - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
         - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
         - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.



Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee:
August 31, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.

Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

Approved and adopted by the Investment Code of Ethics Committee:
August 23, 2013

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 25, 2013

Approved and adopted by the Investment Code of Ethics Committee:
August 27, 2014

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 24, 2014

Approved and adopted by the Investment Code of Ethics Committee:
August 24, 2015

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 22, 2015

Approved and adopted by the Investment Code of Ethics Committee:
September 9, 2016

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 21, 2016

Approved and adopted by the Investment Code of Ethics Committee:
August 22, 2017

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust and USAA ETF Trust: September 22, 2017

Approved and adopted by the Investment Code of Ethics Committee:
August 28, 2018

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust and USAA ETF Trust: September 27, 2018

                                   APPENDIX A
                                COVERED OFFICERS


PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.





























SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended December 31, 2018

By:*     /s/ Kristen Millan
         --------------------------------------------------------------
         Signature and Title:  Kristen Millan, Assistant Secretary

Date:     02/22/2019
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     02/26/2019
         ------------------------------


By:*     /s/ James K. De Vries
         -----------------------------------------------------
         Signature and Title:  James K. De Vries, Treasurer

Date:     02/25/2019
         -----------------------------

*Print the name and title of each signing officer under his or her signature.